As filed with the Securities and Exchange Commission
                                    on November 30, 1998
                                                     Registration No. 811-8004


                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
                         | | Pre-Effective Amendment No. ___
                        | | Post-Effective Amendment No. ___


                        (Check appropriate box or boxes)
                                  ALLEGHANY FUNDS
               (Exact Name of Registrant as Specified in Charter)


                             171 North Clark Street
                             Chicago, Illinois 60601
          (Address of Principal Executive Offices, including Zip Code)

                 Area Code and Telephone Number: (800) 992-8151

                         Kenneth C. Anderson, President
                               Alleghany Funds
                             171 North Clark Street
                             Chicago, Illinois 60601
                     (Name and Address of Agent for Service)

                                                          With copies to:

    Arthur J. Simon                                  J.B. Kittredge
    SONNENSCHEIN NATH & ROSENTHAL                    ROPES & GRAY
    8000 Sears Tower                                 One International Place
    Chicago, Illinois  60606-6404                  Boston, Massachusetts  02110

Approximate Date of Proposed Public Offering: As soon as practible after the Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities being registered: Class I, an indefinite number of shares, and Class N, an indefinite number of shares, of beneficial interest in Registrant's Alleghany/Blairlogie Emerging Markets and Alleghany/Blairlogie International Developed Funds.

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

ALLEGHANY FUND TRUST
                                                       CROSS-REFERENCE SHEET

PART A - INFORMATION REQUIRED IN PROSPECTUS

        ITEM NO       Item Caption                                   Prospectus Caption

        1             Beginning of Registration                      COVER PAGE OF REGISTRATION
                      Statement and Outside Front Cover              STATEMENT; CROSS-REFERENCE SHEET;
                      Page of Prospectus                             FRONT COVER PAGE OF PROXY
                                                                     STATEMENT/PROSPECTUS

        2             Beginning and Outside Back Cover               TABLE OF CONTENTS
                      Page of Prospectus

        3             Fee Table,  Synopsis  Information  APPENDIX  II -- FEE AND
                      EXPENSE  SUMMARIES;  and Risk Factors  SUMMARY -- PROPOSED
                      REORGANIZATIONS;
                                                                     -- PRINCIPAL RISK FACTORS

        4             Information About the Transaction              INFORMATION RELATING TO THE PROPOSED
                                                                     REORGANIZATIONS

        5             Information About the Registrant               COMPARISON OF PIMCO FUNDS AND ALLEGHANY
                                                                     FUNDS; ADDITIONAL INFORMATION ABOUT ALLEGHANY

        6             Information   About  the  Companies  Being     COMPARISON OF PIMCO FUNDS AND ALLEGHANY FUNDS; ADDITIONAL
                      Acquired                                       INFORMATION ABOUT THE TRUST

        7             Voting Information                             INFORMATION RELATING TO VOTING MATTERS

        8             Interest of Certain Persons and Experts        INFORMATION RELATING TO THE PROPOSED REORGANIZATIONS --
                                                                     DESCRIPTION OF THE SALE OF INTERESTS IN BLAIRLOGIE

        9             Additional Information Required for            NOT APPLICABLE
                      Reoffering by Persons Deemed to be
                      Underwriters


PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

        ITEM NO.      Item Caption                                   Statement of Additional Information Caption

        10            Cover Page                                     COVER PAGE

        11            Table of Contents                              TABLE OF CONTENTS

        12            Additional Information About the               INCORPORATION OF DOCUMENTS BY REFERENCE IN STATEMENT OF
                      Registrant                                     ADDITIONAL INFORMATION

        13            Additional Information About the Company       NOT APPLICABLE
                      Being Acquired

        14            Financial Statements                           AUDITED FINANCIALS DATED 10/31/97 AND UNAUDITED FINANCIALS
                                                                     DATED 4/30/98


PART C

        ITEM NO.
        15-17 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

THE FOLLOWING ITEMS ARE HEREBY INCORPORATED BY REFERENCE:

PIMCO FUNDS:  MULTI-MANAGER SERIES (the "TRUST")

From Post-Effective Amendment No. 36 of the Trust's Registration Statement (the "Trust Registration Statement"), filed October 30, 1998 (SEC File Nos. 33-36528; 811-06161), Prospectus for Class A, Class B and Class C Shares and Prospectus for Administrative Class and Institutional Class Shares of the PIMCO Emerging Markets Fund and PIMCO International Developed Fund, each a series of PIMCO
Funds: Multi-Manager Series, each dated November 1, 1998 and related Statement of Additional Information for the Trust, filed November 9, 1998.

                                                        PIMCO Advisors L.P.
                            800 Newport Center Drive
                         Newport Beach, California 92660
__________________, 1999


Dear Shareholder:

         On behalf of the Board of Trustees  (the  "Trustees")  of PIMCO  Funds:
Multi-Manager Series (the "Trust"), we are pleased to invite you to a special meeting of the shareholders of the PIMCO Emerging Markets Fund and the PIMCO International Developed Fund (each a "PIMCO Fund" and, together, the "PIMCO Funds") to be held on ___________ 1999 at [10:00] a.m., Eastern time, at 2187 Atlantic Street, Stamford, Connecticut 06902 (the "Meeting"). At the Meeting, shareholders of each PIMCO Fund will be asked to consider a proposed reorganization of their PIMCO Fund into a corresponding newly formed portfolio of Alleghany Funds ("Alleghany").

         PIMCO Advisors L.P. ("PALP") agreed on October 24, 1998 to sell all of its direct and indirect interests in its subsidiary, Blairlogie Capital Management ("Blairlogie"), to Alleghany Asset Management, Inc. PALP serves as the investment adviser and Blairlogie acts as the investment sub-adviser to the PIMCO Funds. As described more fully in the Proxy Statement/Prospectus, the Trustees determined that it would be in the best interests of the shareholders of the PIMCO Funds to approve reorganizations whereby each PIMCO Fund would reorganize into a portfolio of Alleghany (each such portfolio an "Alleghany Fund" and, collectively, the "Alleghany Funds"). After the reorganizations (each a "Reorganization," and, collectively, the "Reorganizations"), Blairlogie would continue to manage the investment portfolios of the Alleghany Funds as it currently does for the current PIMCO Funds, but pursuant to different investment advisory arrangements.

         In that regard, at the upcoming Meeting, the Trustees are asking you to approve a reorganization of your PIMCO Fund into the corresponding Alleghany Fund. If all approvals are obtained, each PIMCO Fund would be reorganized into its corresponding Alleghany Fund on or about March 31, 1999, when your PIMCO Fund shares would be exchanged for shares of equal value of the corresponding Alleghany Fund.

         THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE TO APPROVE THE PROPOSED REORGANIZATIONS FOR YOUR PIMCO FUND(S).

         SHAREHOLDERS SHOULD FILL OUT THE ENCLOSED PROXY FOR EACH OF THOSE PIMCO FUNDS IN WHICH THEY HOLD SHARES IN ORDER TO VOTE THOSE SHARES.

In considering these matters, you should note:

      SUBSTANTIALLY IDENTICAL OBJECTIVES AND POLICIES

         The PIMCO Funds are proposed to be reorganized into newly formed Alleghany Funds with investment policies and objectives that are substantially identical to those of the corresponding PIMCO Funds.

      SAME DAY-TO-DAY PORTFOLIO MANAGEMENT

         Blairlogie will enter into an investment advisory arrangement with Alleghany for management of the Alleghany Funds. Under this arrangement, Blairlogie will manage the Alleghany Funds in a manner consistent with the way the PIMCO Funds are managed under the current arrangements, pursuant to which Blairlogie currently provides portfolio management services to the PIMCO Funds as sub-adviser.

      SAME VALUE OF SHARES

         The total dollar value of the Alleghany Fund shares you receive in the Reorganizations will be the same as the total dollar value of the PIMCO Fund shares that you hold immediately before the Reorganizations. The Trust and Alleghany have been advised that the Reorganizations should be tax free to each of the PIMCO Funds and their shareholders, and no front-end or contingent deferred sales charges will be charged in connection with the exchange of each PIMCO Fund's shares for the corresponding Alleghany Fund shares. In addition, because the Alleghany Funds are no-load funds, there will be no sales charges imposed upon purchases or redemptions made following the Reorganizations.

      OPERATING EXPENSE RATIOS

         The annual fund operating expense ratio (after reimbursements and waivers) for the relevant class of shares in the corresponding Alleghany Fund after each Reorganization is expected to be equal to or less than the current annual fund operating expense ratio of your PIMCO Fund class for a period of at least 2 years after the Reorganizations.

         The proposed Reorganizations are expected to benefit PIMCO Fund shareholders by:

 offering actual or potential reductions in total operating expense ratios; and

 offering shareholders the opportunity to continue with funds managed by Blairlogie.

         The formal Notice of Special Meeting of shareholders, the Proxy Statement/Prospectus and a proxy are enclosed. If you own shares in more than one of the PIMCO Funds named above, more than one proxy is included with these materials. Whether or not you plan to attend the Meeting, you may vote by proxy in any of the following ways: by (1) mail, by marking, signing, dating and mailing the enclosed proxy in the enclosed postage-paid envelope; or (2) telefacsimile, by marking, signing, dating and faxing the enclosed proxy to _____________ at ______________ (a confirmation of your telefacsimile vote will be mailed to you).

SHAREHOLDERS  ARE  REQUESTED  TO MARK,  DATE,  SIGN AND RETURN  PROMPTLY  IN THE
ENCLOSED ENVELOPE EACH ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. SHAREHOLDERS ALSO MAY RETURN PROXIES BY TELEFAX.

         PLEASE RESPOND - YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY OR PROXIES IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR FAX THE ENCLOSED PROXY OR PROXIES TO ________________, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE TRUST A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

         Shareholders of record on _____________ will be entitled to notice of, and to vote at, the Meeting.

         The proposed Reorganizations and the reasons for the Trustees' unanimous recommendation are discussed in detail in the enclosed materials, which you should read carefully. If you have any questions about the reorganization, please do not hesitate to call PIMCO Funds Distributors LLC toll free at 1-800-426-0107.

         We look forward to seeing you at the Meeting or receiving your proxy so that your shares may be voted at the Meeting.

                                   Sincerely,


                                                        Stephen J. Treadway
                                                       Executive Vice President

11003507\V-11                                                 v
                        PIMCO FUNDS: MULTI-MANAGER SERIES
                       PIMCO EMERGING MARKETS FUND
                       PIMCO INTERNATIONAL DEVELOPED FUND
                       840 Newport Center Drive, Suite 300
                       Newport Beach, California 92660


                    NOTICE OF SPECIAL MEETING OF THE SHAREHOLDERS
                              TO BE HELD ON , 1999


To PIMCO Emerging Markets Fund and PIMCO International Developed Fund
Shareholders:

         NOTICE IS GIVEN THAT a special meeting of the shareholders (the "Meeting") of the PIMCO Emerging Markets Fund and PIMCO International Developed Fund (each a "PIMCO Fund" and, together, the "PIMCO Funds"), each of which is a series of PIMCO Funds: Multi-Manager Series (the "Trust"), will be held at 2187 Atlantic Street, Stamford, Connecticut 06902, on , 1999 at [10:00] a.m., Eastern time, for purpose of considering and voting on the following proposals:

         Item 1. A proposal to be voted on separately by the shareholders of each of the PIMCO Funds to approve an Agreement and Plan of Reorganization providing, with respect to each such PIMCO Fund, for the transfer of the assets and stated liabilities of such PIMCO Fund to a newly formed portfolio of Alleghany Funds in exchange for shares of designated classes of such corresponding Alleghany Fund (each such transaction a "Reorganization," and, collectively, the "Reorganizations"). Item 1 is described in the attached Proxy Statement/Prospectus. YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

         Item 2. Such other business as may properly come before the Meeting or any adjournment(s).

         Shareholders of the PIMCO Emerging Markets Fund and the PIMCO International Developed Fund will consider Proposal 1 separately and the approval of the Reorganization of one of the PIMCO Funds shall not be contingent upon the approval of the Reorganization of the other PIMCO Fund.

Shareholders of record as of the close of business on , 1999 are entitled to notice of, and to ------------------------- vote at, the Meeting or any adjournment(s) thereof.

         SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE EACH ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE TRUST'S BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. SHAREHOLDERS ALSO MAY RETURN PROXIES BY TELEFAX. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE TRUST A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

By Order of the Board of Trustees,




Newton B. Schott, Jr., Secretary


                  , 1999

                           PIMCO FUNDS: MULTI-MANAGER SERIES
                           840 Newport Center Drive, Suite 300
                           Newport Beach, California 92660
                           1-800-426-0107

                           PROXY STATEMENT/PROSPECTUS
                                  DATED , 1999


         This Proxy Statement/Prospectus is furnished to shareholders of PIMCO Emerging Markets Fund and PIMCO International Developed Fund (each a "PIMCO Fund" and, together, the "PIMCO Funds"), each a series of PIMCO Funds:
Multi-Manager Series (the "Trust"), in connection with the solicitation of proxies by the Board of Trustees of the Trust. The Board of Trustees of the Trust has called a Special Meeting of Shareholders (the "Meeting") at [10:00] a.m. (Eastern Time) on , 1999 at 2187 Atlantic Street, Stamford, Connecticut 06902. At the Meeting, shareholders of each PIMCO Fund will be asked to approve a proposed Agreement and Plan of Reorganization (the "Reorganization Agreement") by and between the Trust, on behalf of each PIMCO Fund, and Alleghany Funds ("Alleghany"), on behalf of each relevant portfolio of Alleghany. A form of the Reorganization Agreement is attached as Appendix I.

         The accompanying Notice of Special Meeting of Shareholders, this Proxy Statement/Prospectus and the enclosed form of proxy are being mailed to shareholders on or about ________________, 1999.

         The Trust and Alleghany are both registered open-end series management investment companies (mutual funds). Alleghany offers money market, tax-exempt, bond and equity investment portfolios, and the Trust, together with PIMCO Funds:
Pacific Investment Management Series, offers stock, bond and balanced investment portfolios. The Reorganization Agreement provides for the transfer of assets and stated liabilities of each PIMCO Fund to a corresponding newly formed portfolio of Alleghany (each an "Alleghany Fund" and, together, the "Alleghany Funds") in exchange for shares ("Shares") of equal value of the relevant classes of the corresponding Alleghany Fund (each such transaction, a "Reorganization" and, collectively, the "Reorganizations"). As a result of each Reorganization, shareholders of each PIMCO Fund will become shareholders of the corresponding Alleghany Fund. Because the Alleghany Funds are no-load funds, holders of Class A, Class B and Class C shares of the PIMCO Funds will not receive Class A, B or C Shares of the Alleghany Funds but will instead receive Class N Shares of the Alleghany Funds. Holders of Administrative Class shares of the PIMCO Funds will also receive Class N shares of the corresponding Alleghany Fund, while holders of Institutional Class shares of the PIMCO Funds will receive Class I Shares of the corresponding Alleghany Fund. The table entitled "Capitalization" under "Information Relating to the Proposed Reorganization--Capitalization," shows each class of each PIMCO Fund and the corresponding class of the corresponding Alleghany Funds.

         It is expected that the solicitation of proxies will be made primarily by mail. Officers and service contractors of the Trust also may solicit proxies by telephone, telegraph or personal interview. In addition to solicitation of proxies by mail, officers of the Trust and officers and employees of PIMCO Advisors L. P. ("PALP"), affiliates of PALP or other representatives of the Trust may also solicit proxies by telephone or telegraph or in person. The expenses incurred in connection with the solicitation will not be borne by the shareholders of the PIMCO Funds but will instead be borne by Alleghany.

         Only shareholders of record at the close of business on [_________________,] 1999 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon or, if no specification is made, the persons named as proxies will vote in favor of each proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to the Trust written notice of revocation or a subsequently executed Proxy or by attending the Meeting and voting in person. Shareholders of each PIMCO Fund will vote only on the approval or disapproval of that PIMCO Fund's Reorganization.

         This Proxy Statement/Prospectus sets forth concisely the information that a PIMCO Fund shareholder should know before voting and before investing in an Alleghany Fund, and should be retained for future reference. This Proxy Statement/Prospectus is accompanied by the following documents: (i) the Annual Report for the Alleghany Funds dated October 31, 1997 and the Semi-Annual Report for the Alleghany Funds dated April 30, 1998 and (ii) the statement of additional information relating to this Proxy Statement/Prospectus dated the date hereof. Additional information is set forth in the prospectuses dated November 1, 1998, for the PIMCO Funds. Each of these documents is on file with the Securities and Exchange Commission (the "SEC"), and is available along with other related materials on the SEC's Internet World Wide Website (www.sec.gov) and is also available without charge by calling or writing the Trust or Alleghany at the respective telephone numbers or addresses stated on the cover sheet of this Proxy Statement/Prospectus. The information contained in the prospectuses for the PIMCO Funds is incorporated by reference into this Proxy Statement/Prospectus.

         This Proxy Statement/Prospectus is the Trust's proxy statement for the Meeting, and Alleghany's prospectus for the Shares.

         THE SECURITIES OF THE ALLEGHANY FUNDS OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, ALLEGHANY OR THEIR RESPECTIVE SPONSORS, IF ANY, AND DISTRIBUTORS.

MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF YOUR INVESTMENT. THE DISTRIBUTOR OF THE PIMCO FUNDS IS PIMCO FUNDS DISTRIBUTOR LLC.

                                TABLE OF CONTENTS

FEE TABLES.................................................................................................1

SUMMARY  1
         Proposed Reorganizations........................................................................  1
         Overview of PIMCO Funds and Alleghany Funds..................................................... .1
         Federal Income Tax Consequences...................................................................1
         Board Consideration by Alleghany and the Trust................................................... 2
         Principal Risk Factors............................................................................2
         Voting Information...............................................................................2

INFORMATION RELATING TO THE PROPOSED REORGANIZATIONS.......................................................2
         The Proposed Reorganizations......................................................................2
         Description of the Sale of Interests in Blanlogie.................................................3
         Description of the Reorganization Agreement.......................................................3
         Table - Capitalization...........................................................................5
         Consideration by the Board of Trustees of the Trust..............................................5
         Federal Income Tax Consequences..................................................................6

COMPARISON OF PIMCO FUNDS AND ALLEGHANY FUNDS.............................................................7
         Overview of PIMCO Funds and Alleghany Funds......................................................7
         Investment Objectives and Policies...............................................................7
         Expense Ratios...................................................................................7
         Table - Total Annual Expense Information.........................................................7
         Shareholder Transactions and Services............................................................8
         Acquisition and Redemption of Shares.............................................................8
         Dividends and Other Distributions................................................................8
         Forms of Organization............................................................................8
         Share Structure..................................................................................9
         Portfolio Manager........................................................................... ....9
         Risk Factors.....................................................................................10
         Governing Documents..............................................................................11
         Proposed Investment Management and Administration Agreement;
           Other Contractual Arrangements.................................................................13
         Table - Other Service Providers For the PIMCO Funds and Alleghany Funds..........................15

INFORMATION RELATING TO VOTING MATTERS....................................................................16
         Required Votes; Quorum; Adjournments............................................................16
         Solicitation of Proxies.........................................................................17
         Annual Meetings and Shareholder Meetings;
        Shareholder Proposals for Future Meetings.......................................................17
         Shareholder and Board Approvals..................................................................17
         Table - 5% Shareholders..........................................................................18

ADDITIONAL INFORMATION ABOUT ALLEGHANY...................................................................20

ADDITIONAL INFORMATION ABOUT THE TRUST...................................................................20

FINANCIAL STATEMENTS.....................................................................................21

OTHER BUSINESS...........................................................................................21

INDEPENDENT PUBLIC ACCOUNTANTS...........................................................................22

SHAREHOLDER INQUIRIES....................................................................................21


APPENDICES

         I........Agreement And Plan of Reorganization
         II.......Fee and Expense Summaries of PIMCO Funds and the Corresponding Alleghany Funds
         III......Investment Objectives
         IV.......Shareholder Transactions and Services of the Alleghany Funds and PIMCO Funds
         V........Alleghany/Blairlogie Investment Advisory Agreement

23
11003507\V-11

11003507\V-11
                                   FEE TABLES

         Pro Forma Expense Information for each Reorganization is included in Appendix II to this Proxy Statement/Prospectus.

                                                              SUMMARY

         PROPOSED  REORGANIZATIONS.  The Reorganization  Agreement provides for:
(i) the transfer of all of the assets and stated liabilities of each PIMCO Fund to a corresponding Alleghany Fund in exchange for Shares of related classes of the corresponding Alleghany Fund; and (ii) the distribution of Alleghany Fund Shares to the shareholders of the PIMCO Funds in liquidation of the PIMCO Funds. The Reorganizations are subject to a number of conditions with respect to each PIMCO Fund, including shareholder approval. Following the Reorganizations, the PIMCO Funds will cease to operate as separate Funds and will be liquidated.

         As a result of each proposed Reorganization, a PIMCO Fund shareholder will become a shareholder of the corresponding Alleghany Fund and will hold, immediately after the closing of such Reorganization (a "Closing" and, collectively, the "Closings"), Shares of the related class of the corresponding Alleghany Fund having a total dollar value equal to the total dollar value of the shares of the PIMCO Fund that the shareholder held immediately before the Closing(s).

         OVERVIEW OF PIMCO FUNDS AND ALLEGHANY FUNDS. The investment objectives, policies and restrictions of each PIMCO Fund are substantially identical to those of the corresponding Alleghany Fund. Blairlogie will be the investment adviser for the Alleghany Funds and is expected to manage their portfolios in a manner consistent with the way the PIMCO Funds have been managed.

         The table entitled "Total Annual Expense Information," under "Comparison of PIMCO Funds and Alleghany Funds -- Expense Ratios," shows the current total operating expenses for each class of each PIMCO Fund along with the total operating expenses (after waivers and reimbursements) that are expected to be borne by shareholders of each class of each Alleghany Fund after the Reorganizations. Blairlogie has committed to maintain, for a period of at least two years after the Closing, the expense ratios for all Alleghany Fund classes, absent extraordinary circumstances or a reduction in fund assets that impacts fee levels (the "Expense Commitment"). The proposed Reorganizations may result in actual or potential reductions in total operating expense ratios.

         Appendix II to this Proxy Statement/Prospectus provides additional information about the fees and expenses for each class of each PIMCO Fund along with the total operating expenses (after waivers and reimbursements) for each class of each Alleghany Fund. The PIMCO Funds have a different administrator, distributor, transfer agent, independent auditor and proposed investment and administration agreement; other contractual arrangements and different trustees from the Alleghany Funds. See "Comparison of PIMCO Funds and Alleghany Funds -- Proposed Investment Management and Administration Agreement; Other Contractual Arrangements."

         The Alleghany/Blairlogie Emerging Markets Fund and the Alleghany/Blairlogie International Developed Fund will each issue two classes of shares in the Reorganizations, Class N Shares and Class I Shares. Pursuant to the Reorganizations, holders of Class A, B, C and Administrative Class shares of the PIMCO Funds shall receive Class N Shares of the corresponding Alleghany Fund and the Institutional Class shares shall receive Class I Shares of the Alleghany Funds. See "Comparison of PIMCO Funds and Alleghany Funds -- Share Structure."

         The Alleghany Funds are sold at net asset value, with no front-end or contingent deferred sales load, whereas the PIMCO Funds charge a front-end sales charge, a servicing fee and a possible contingent deferred sales charge on their Class A Shares and a contingent deferred sales charge and a distribution and servicing fee on their Class B and C Shares. NO FRONT-END OR CONTINGENT DEFERRED SALES CHARGE WILL BE IMPOSED ON ANY OF THE SHAREHOLDERS IN CONNECTION WITH THE REORGANIZATIONS OR ON PURCHASES OR REDEMPTIONS OF ALLEGHANY FUND SHARES AFTER THE REORGANIZATIONS.

         The purchase, redemption, dividend and other policies and procedures of the PIMCO Funds and the Alleghany Funds are substantially similar. See "Comparison of PIMCO Funds and Alleghany Funds -- Shareholder Transactions and Services" and Appendix IV to this Proxy Statement/Prospectus.

         FEDERAL INCOME TAX CONSEQUENCES. Sonnenschein Nath & Rosenthal, legal counsel to Alleghany, will issue (an) opinion(s) as of the Closings to the effect that, based on certain assumptions and representations of the PIMCO Funds, the Alleghany Funds and Blairlogie the Reorganizations should not give rise to the recognition of gain or loss for federal income tax purposes to the PIMCO Funds, the Alleghany Funds or their respective shareholders.

         BOARD CONSIDERATION BY ALLEGHANY AND THE TRUST. In considering the Reorganizations, the Boards of Trustees of each of the Trust and Alleghany, including the disinterested Trustees thereof, were advised by their respective legal counsel as to their fiduciary duties under the Investment Company Act of 1940 (the "1940 Act") and the required determinations that each Board should make under the 1940 Act in connection with the Reorganizations. After considering the relevant factors, as discussed in greater detail below under "Information Relating to the Proposed Reorganizations -- Consideration by the Board of Trustees of the Trust," the Trust's Board of Trustees found, on behalf of the PIMCO Funds, that participation in the Reorganizations, as contemplated by the Reorganization Agreement, is in the best interests of the PIMCO Funds and their shareholders and that the interests of the shareholders of the PIMCO Funds would not be diluted as a result of the Reorganizations. THE TRUST'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT PIMCO FUND SHAREHOLDERS APPROVE THE REORGANIZATIONS.

         Similarly, after considering the relevant factors, the Alleghany Board, on behalf of the Alleghany Funds, found that participation in the Reorganizations, as contemplated by the Reorganization Agreement, is in the best interests of the Alleghany Funds and that the interests of the shareholders of the Alleghany Funds would not be diluted as a result of the Reorganizations.

         PRINCIPAL RISK FACTORS. Because of the substantially identical nature of the investment objectives, policies and restrictions of the PIMCO Funds and the corresponding Alleghany Funds, an investment in an Alleghany Fund involves risks that are similar to those of the corresponding PIMCO Fund. These investment risks, in general, include those typically associated with investing in a portfolio of securities of foreign issuers and, in the case of PIMCO Emerging Markets Fund, the risks include the fact that the issuers may be based in countries with developing economies. See "Comparison of PIMCO Funds and Alleghany Funds -- Risk Factors."

         VOTING INFORMATION. This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Trust's Board of Trustees for the Meeting. Only shareholders of record at the close of business on , 1999 will be entitled to vote at the Meeting. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportional fractional vote. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon or, if no specification is made, the persons named as proxies will vote in favor of each proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. For additional information, see "Information Relating to Voting Matters."

              INFORMATION RELATING TO THE PROPOSED REORGANIZATIONS

         THE PROPOSED REORGANIZATIONS. The terms and conditions of the Reorganizations are set forth in the Reorganization Agreement. Certain provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

         The Reorganization Agreement provides for (i) the transfer of all of the assets and stated liabilities of each PIMCO Fund to the corresponding Alleghany Fund in exchange for Shares of the corresponding classes of the corresponding Alleghany Fund; and (ii) the distribution of Alleghany Fund Shares to the shareholders of the PIMCO Funds in liquidation of the PIMCO Funds. The Reorganizations are subject to a number of conditions with respect to each PIMCO Fund, including shareholder approvals and consummation of the Blairlogie Transaction described below under "Information Relating to the Proposed Reorganizations -- Description of the Sale of Interests in Blairlogie." Following the Reorganizations, the PIMCO Funds will cease to operate as separate funds and will be liquidated.

         As a result of the Reorganizations, each PIMCO Fund shareholder will become a shareholder of the corresponding Alleghany Fund and will hold, immediately after the Closing with respect to such Alleghany Fund, Shares of the corresponding Alleghany Fund having an aggregate net asset value per share equal to the aggregate net asset value per share of the shares of the PIMCO Fund that the shareholder held immediately before the Closing(s). Because the Shares will be issued at net asset value in exchange for the net assets of the corresponding PIMCO Fund, the aggregate net asset value per share of the Alleghany Shares so issued will equal the aggregate net asset value per share of the shares of the corresponding PIMCO Fund immediately prior to the Reorganizations. Thus, the Reorganization will not result in a dilution of any shareholder.

         At a meeting held on _________, 1999, the Board of Trustees of the Trust, including those Trustees who are not "interested persons" of the PIMCO Funds, as defined in the 1940 Act, considered and approved the Reorganizations. Under the Reorganization Agreement, each Alleghany Fund would acquire the assets and assume the stated liabilities of the corresponding PIMCO Fund, in exchange for Shares of the corresponding classes of the corresponding Alleghany Fund. Such Alleghany Fund Shares would then be distributed to the corresponding PIMCO Fund's shareholders, representing full and fractional shares with an aggregate net asset value in such Alleghany Fund equal to the aggregate net asset value of the corresponding PIMCO Fund shares held by such shareholder immediately prior to the Reorganization.

         If, with respect to either PIMCO Fund, a Reorganization is approved by such PIMCO Fund's shareholders and implemented, shareholders of such PIMCO Fund would become shareholders of the corresponding Alleghany Fund which was specifically created to acquire the assets and assume the stated liabilities of such PIMCO Fund. The Alleghany Funds' investment objectives and policies are substantially identical to those of the corresponding PIMCO Funds. Blairlogie Capital Management ("Blairlogie"), the PIMCO Funds' current investment sub-adviser, will serve as adviser to the Alleghany Funds.

         There will be certain legal, operational and practical differences between the PIMCO Funds and the corresponding Alleghany Funds, based on differences in applicable state law and variations in shareholder services and redemption procedures. These differences are described below. The fees and expenses that an Alleghany Fund shareholder will pay, directly or indirectly, will also differ from those incurred by shareholders of the corresponding PIMCO Funds, as explained below. It is anticipated that following the Reorganizations, taking into account voluntary fee waivers and expense reimbursements, the shareholders of each Alleghany Fund will be subject to operating expenses, as a percentage of average daily net assets, which are equal to or less than those currently borne by the shareholders of the corresponding PIMCO Fund. The table entitled "Total Annual Expense Information" under "Comparison of PIMCO Funds and Alleghany Funds" contains a summary for each of the Class A, B and C and Institutional and Administrative Class shares in each of the PIMCO Funds for the fiscal year ended June 30, 1998 and pro forma projections for the corresponding classes of Shares of the Alleghany Funds which will be received by the shareholders of the PIMCO Funds.

         DESCRIPTION OF THE SALE OF INTERESTS IN BLAIRLOGIE. PALP has entered into a Purchase and Sale Agreement (the "Purchase Agreement") dated October 24, 1998 by and among PALP, certain of PALP's affiliates (together with PALP, the "Sellers"), Blairlogie International LLC ("Blairlogie International") and certain other parties, pursuant to which the Sellers will sell their direct and indirect ownership interests in Blairlogie to Blairlogie International and its subsidiary (together, the "Buyer"). Blairlogie International will be a wholly owned subsidiary of Alleghany Asset Management, Inc.

         Sellers currently own a 75% general partner interest in Blairlogie (the "Sellers' Interest"). At the closing of the transactions contemplated by the Purchase Agreement (the "Blairlogie Transaction"), Sellers will transfer the Sellers' Interest to Buyer. The aggregate consideration to be paid by Buyer to the Sellers is expected to be approximately $6.6 million, subject to certain adjustments.

         The completion of the Blairlogie Transaction is contingent upon obtaining the consent of Blairlogie clients representing a significant portion of the assets currently under the management of Blairlogie. Other conditions precedent to the closing of the Blairlogie Transaction include, among other things, that all regulatory filings, applications, notifications and consents have been duly and properly made or obtained. If the conditions to the Blairlogie Transaction are not met and the Blairlogie Transaction is therefore not consummated, it is anticipated that the Reorganizations would not occur.

         Certain current employees of Blairlogie, including Mr. Gavin Dobson and Mr. James Smith, will be offered employment and other compensation arrangements in connection with the Blairlogie Transaction.

         DESCRIPTION OF THE REORGANIZATION AGREEMENT. As noted, the Board of Trustees of Alleghany has created and designated two new portfolios, the Alleghany/Blairlogie Emerging Markets Fund and the Alleghany/Blairlogie International Developed Fund, for the specific purpose of acquiring all of the assets and the stated liabilities of the corresponding PIMCO Fund. The Reorganization Agreement provides that at the Closing(s) the assets and stated liabilities of each PIMCO Fund will be transferred to the corresponding Alleghany Fund in exchange for full and fractional Shares of the corresponding Alleghany Fund, as shown in the following table:

       PIMCO FUND/SHARE CLASS                                                CORRESPONDING ALLEGHANY FUND/SHARE CLASS

       PIMCO EMERGING MARKETS FUND                                          ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND

                Class A Shares                                                    Class N Shares
                Class B Shares                                                    Class N Shares
                Class C Shares                                                    Class N Shares
                Administrative Class Shares                                       Class N Shares
                Institutional Class Shares                                        Class I Shares






       PIMCO INTERNATIONAL DEVELOPED FUND                               ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND

                Class A Shares                                                    Class N Shares
                Class B Shares                                                    Class N Shares
                Class C Shares                                                    Class N Shares
                Administrative Class Shares                                       Class N Shares
                Institutional Class Shares                                        Class I Shares

         The Shares issued by each Alleghany Fund in each Reorganization will have an aggregate net asset value equal to the aggregate net asset value of the shares of the corresponding PIMCO Fund that are outstanding immediately before the Closing. Immediately after each Closing, each PIMCO Fund will distribute the Shares of the corresponding Alleghany Fund received in the Reorganization to its shareholders in liquidation of the PIMCO Fund. Each shareholder owning shares of a particular PIMCO Fund at the Closing with respect to such PIMCO Fund will receive Shares of the corresponding class of the corresponding Alleghany Fund, and will receive any unpaid dividends or distributions that were declared before the Closing on PIMCO Fund shares. Alleghany will establish an account for each former shareholder of the PIMCO Funds reflecting the appropriate number of Alleghany Fund Shares distributed to that shareholder. Shares of the Alleghany Funds will be in uncertificated form.

         The Reorganizations are subject to a number of conditions, including the following: approval of the Reorganization Agreement and the related matters described in this Proxy Statement/Prospectus by shareholders of the PIMCO Funds at the Meeting; the receipt of certain legal opinions described in the Reorganization Agreement (which include opinions of counsel to Alleghany that (a) the Alleghany Fund Shares issued in the Reorganizations will be validly issued, fully paid and non-assessable and (b) even though there is no controlling legal authority on point, the Reorganizations should not give rise to recognition of gain or loss for federal income tax purposes to the PIMCO Funds, the Alleghany Funds or their respective shareholders); the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement; the receipt of "comfort letters" from the independent public accountants of the Trust and Alleghany regarding various financial matters; the receipt of any necessary exemptive relief or no-action assurances requested from the Securities and Exchange Commission or its Staff (the "SEC") with respect to Section 17(a) and 17(d) of the 1940 Act and Rule 17d-1 thereunder; and the parties' performance in all material respects of their respective covenants and undertakings in the Reorganization Agreement.

         The Reorganization Agreement may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on any PIMCO Fund's shareholder's interests. Assuming satisfaction of the conditions in the Reorganization Agreement, it is anticipated that the Closing(s) will be effective as of the close of business on [March 31, 1999] or, in accordance with the Reorganization Agreement, such other date as agreed to in writing by the officers of the parties to the Reorganization Agreement.

         The Reorganization Agreement provides that Alleghany has committed to bear the expenses incurred in connection with entering into and carrying out the provisions of the Reorganization Agreement, provided that the Trust will be responsible for all accounting fees incurred by it or its affiliates in connection with entering into or carrying out the Reorganization Agreement.
See Appendix I to this Proxy Statement/Prospectus.

         Each PIMCO Fund will be reorganized into a corresponding Alleghany Fund. The following table sets forth, as of [November 18, 1998], (a) the capitalization of each PIMCO Fund, separated, for each class of shares of such fund, into the net asset value of the fund allocable to such class, and (b) the pro forma capitalization, assuming the consummation of the Reorganizations, of each Alleghany Fund, separated, for each class of shares of such fund, into the net asset value of the fund allocable to such class. The Alleghany Funds were created in anticipation of the Reorganizations. Consequently, neither Alleghany Fund will have any assets outstanding prior to the Reorganizations and the capitalization of each PIMCO Fund immediately prior to its Reorganization, and the capitalization of each corresponding Alleghany Fund immediately following such Reorganization will be identical. They will, however, be different than as set forth below as a result of daily share purchase and redemption activity in the PIMCO Funds as well as the PIMCO Funds' other ongoing operations.



                     CAPITALIZATION as of November 18, 1998


                                TOTAL NET ASSETS
                                                            ALLOCABLE TO         SHARES OUTSTANDING          NET ASSET VALUE
                                                          CLASS OF SHARES                                       PER SHARE
PIMCO EMERGING MARKETS FUND
Class A                                                      422,454.84               49,501.191                  8.53
Class B                                                      310,800.19               36,889.158                  8.43
Class C                                                      819,055.54               97,225.908                  8.42
Administrative Class                                       1,436,629.24              167,765.999                  8.56
Institutional Class                                       21,743,015.72            2,528,090.072                  8.60





PRO FORMA ALLEGHANY/BLAIRLOGIE
EMERGING MARKETS FUND

Class N                                                    2,988,939.81              349,040.977                  8.56
Class I                                                   21,743,015.72            2,528,090.072                  8.60






PIMCO INTERNATIONAL DEVELOPED FUND
Class A                                                    5,342,478.49              403,586.969                  13.24
Class B                                                    2,677,957.35              204,662.247                  13.08
Class C                                                    6,223,129.14              475,337.803                  13.09
Administrative Class                                       6,831,111.95              514,534.970                  13.28
Institutional Class                                      112,063,689.72            8,424,572.473                  13.30

PRO FORMA ALLEGHANY
INTERNATIONAL DEVELOPED FUND
Class N                                                   21,074,676.93            1,587,392.849                  13.28
Class I                                                  112,063,689.72             8,424,572.473                 13.30


         The Alleghany/Blairlogie Emerging Markets Fund and the Alleghany/Blairlogie International Developed Fund will each issue two classes of shares in the Reorganizations: Class N shares and Class I shares. Pursuant to the Reorganizations, holders of Class A, B and C and Administrative Class shares of the PIMCO Funds shall receive Class N shares of the corresponding Alleghany Fund, and holders of Institutional Class shares shall receive Class I shares of the corresponding Alleghany Fund.

         CONSIDERATION BY THE BOARD OF TRUSTEES OF THE TRUST. [On , 1998, the Trust's Board of Trustees, including a majority of its Independent Directors, determined that the Reorganizations are in the best interest of the PIMCO Funds, that the terms of Reorganizations are fair and reasonable and that the interests of the shareholders of the PIMCO Funds will not be diluted as a result of the Reorganizations.]

         Similarly, after considering the relevant factors, the Board of Trustees of Alleghany found that participation in the Reorganizations, as contemplated by the Reorganization Agreement, is in the best interests of each of the Alleghany Funds.

         In considering whether to approve the proposed Reorganizations, the Board of Trustees of the Trust was provided with a variety of information about the Reorganizations, the PIMCO Funds, the Alleghany Funds and Alleghany. These materials summarized the principal features of the Reorganizations, including the condition to each Reorganization of the receipt by the Trust and each PIMCO Fund of an opinion that each Reorganizaiton should be tax free for the participating PIMCO Funds and Alleghany Funds and their shareholders. In addition, the Trustees of the Trust received comparative information for the PIMCO Funds and the corresponding Alleghany Funds with respect to the following matters: (a) investment objectives and policies; (b) advisory, distribution and other servicing arrangements; (c) expenses (with and without giving effect to anticipated expense limitations), including PRO FORMA expenses assuming consummation of the Reorganizations and expenses relative to peer groups; and
(d) performance relative to peer groups. The Trustees of the Trust were also provided with information about Alleghany and its investment advisory organization, including information regarding those individuals with responsibility for portfolio management services for each Alleghany Fund, and the anticipated impact of the proposed Reorganizations on the Alleghany Funds' shareholders.

         The Reorganization Agreement provides that Alleghany intends to meet the conditions of the requirements of the "safe harbor" of Section 15(f) of the 1940 Act with respect to the PIMCO Funds and their successors. Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as, among other things, no "unfair burden" is imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" as defined by the 1940 Act includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than fees for bona fide principal underwriting services). The "safe harbor" provisions of Section 15(f) also require that, for the three-year period immediately following the Reorganizations, at least 75% of the Trustees of Alleghany will not be (a) "interested persons" (as defined in the 1940 Act) of Blairlogie or (b) interested persons of PALP. The Trustees of the Trust were informed that the Board of Trustees of Alleghany will satisfy this requirement prior to the Reorganizations.

         At the Board of Trustees' meeting on , 1999 Alleghany represented to the Trustees of the Trust that Blairlogie would commit to the Expense Commitment described below under "Comparison of PIMCO Funds and Alleghany Funds -- Overview of PIMCO Funds and Alleghany Funds" and in Appendix II. Based upon this commitment and the current expense ratio information provided for both the PIMCO Funds and the Alleghany Funds and the anticipated expense limitations committed to by Blairlogie, the Trustees of the Trust concluded that, for the first two years after the Closings, the Reorganizations would likely result in expenses to PIMCO Fund shareholders which are equal to or less than those currently experienced by such PIMCO Fund shareholders.

         After consideration of the foregoing and other factors, and with the advice and assistance of counsel, the Trustees of the Trust unanimously determined that the Reorganizations are in the best interest of the shareholders of each PIMCO Fund, and that the shareholders of each PIMCO Fund will not be diluted as a result of such Reorganizations.

         Information about the similarities and differences between the Alleghany Funds and the PIMCO Funds regarding the identity and compensation of the investment adviser, the voting rights of shareholders, any restrictions or material obligations associated with ownership of shares, the share structure, the identity of the distributor, sales charges, any minimum initial or subsequent investment, Rule 12b-1 plans (including associated fees and expenses), and shareholder redemption, repurchase and exchange rights, is included in other appropriately titled sections within this Proxy Statement/Prospectus and the Appendices hereto.

         FEDERAL INCOME TAX CONSEQUENCES. Consummation of each Reorganization is subject to the condition that the Trust and Alleghany receive an opinion, based upon certain representations and assumptions, from Sonnenschein Nath & Rosenthal to the effect that for federal income tax purposes (A) (i) each of the Alleghany Funds and each of the PIMCO Funds will be treated as corporations separate from the other series of Alleghany and the Trust, respectively; (ii) although there is no controlling authority on point, the transfer by each of the PIMCO Funds of all or substantially all of its assets in exchange for the corresponding Alleghany Funds Shares and the assumption by each Alleghany Fund of certain of the corresponding PIMCO Fund's liabilities and the subsequent liquidation of each PIMCO Fund pursuant to the Reorganizations should constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code (the "Code"), and each Alleghany Fund and PIMCO Fund should be "a party to a reorganization" within the meaning of Section 368(b) of the Code; and (B) assuming that the conclusion set forth in (A) (ii) above is correct; (i) neither of the PIMCO Funds will recognize any gain or loss as a result of the Reorganizations; (ii) neither of the Alleghany Funds will recognize any gain or loss on the receipt of the assets of the corresponding PIMCO Fund in exchange for Shares of the corresponding Alleghany Fund in the Reorganizations; (iii) the adjusted tax basis and holding period in the assets of each of the Alleghany Funds received from the corresponding PIMCO Funds in the Reorganizations will be the same as the adjusted tax basis and will include the holding period, respectively, of such assets in the hands of the corresponding PIMCO Fund immediately prior to the Reorganizations; (iv) the shareholders of each of the PIMCO Funds who exchange shares of each of the PIMCO Funds solely for Shares of the corresponding Alleghany Funds in the Reorganizations will not recognize any gain or loss; (v) the aggregate tax basis of Alleghany Fund Shares received by each shareholder of the PIMCO Funds in the Reorganizations will be the same as the aggregate tax basis of the PIMCO Fund shares exchanged therefor; (vii) each former PIMCO Funds shareholders' holding period of Alleghany Fund Shares received in the Reorganizations will be determined by including the period for which PIMCO Fund shares were held by such shareholder at the time of the Reorganizations provided that such shareholder held the PIMCO Fund shares as a capital asset; and (viii) each of the Alleghany Funds will succeed to and take into account the tax attributes of the corresponding PIMCO Fund described in
Section 381(c) of the Code, subject to the conditions and limitations contained in Section 381(c) of the Code.

         If a Reorganization with respect to a PIMCO Fund is subsequently determined not to constitute a "reorganization" within the meaning of Section 368(a) of the Code, the PIMCO Fund could recognize taxable income on the transfer of assets to the corresponding Alleghany Fund and incur a tax liability, and the PIMCO Fund shareholders could recognize capital gain on the receipt of Alleghany Fund Shares in liquidation of the PIMCO Fund. It is also possible that the PIMCO Fund may not qualify as a regulated investment company under Subchapter M of the Code and that the PIMCO Fund, or possibly the PIMCO Fund shareholders, could be liable for taxes upon the PIMCO Fund's income recognized during the taxable year.

         In the event that the Trust and Alleghany do not receive the foregoing opinion of Sonnenschein Nath & Rosenthal in a form satisfactory to each of them, the Reorganizations will not take place and the Trust's Board of Trustees will consider other alternatives.

                  COMPARISON OF PIMCO FUNDS AND ALLEGHANY FUNDS

         OVERVIEW OF PIMCO FUNDS AND ALLEGHANY FUNDS. The investment objectives, policies and restrictions of each PIMCO Fund are substantially identical to those of the corresponding Alleghany Fund. Blairlogie will be the investment adviser for the Alleghany Funds and is expected to manage their investment portfolios in a manner consistent with the way the PIMCO Funds have been managed.

         The PIMCO Funds have a different administrator, distributor, transfer agent, independent auditor and different trustees from the Alleghany Funds.

         The Alleghany Funds are sold at net asset value, with no front-end or contingent deferred sales load, whereas the PIMCO Funds charge a front-end sales charge, a servicing fee and a possible contingent deferred sales charge on their Class A Shares, and a contingent deferred sales charge and a distribution and servicing fee on their Class B and C Shares. NO FRONT-END OR CONTINGENT DEFERRED SALES CHARGE WILL BE IMPOSED ON ANY OF THE SHAREHOLDERS IN CONNECTION WITH THE REORGANIZATIONS OR ON PURCHASES OR REDEMPTIONS AFTER THE REORGANIZATIONS.

         The purchase, redemption, dividend and other policies and procedures of the PIMCO Funds and the Alleghany Funds are generally similar.

         INVESTMENT OBJECTIVES AND POLICIES. The investment objectives, policies and restrictions of the Alleghany Funds are substantially identical to those of the PIMCO Funds. The PIMCO Emerging Markets Fund seeks to provide long-term growth of capital by investing primarily in common stock of companies located in foreign countries identified as "emerging markets" countries. The Morgan Stanley Capital International Emerging Markets Free Index and the International Finance Corporation Emerging Markets Index are used as the bases for choosing the countries in which the PIMCO Emerging Markets Fund invests. However, the PIMCO Emerging Markets Fund is not limited to the countries and weightings of these indices. The PIMCO International Developed Fund seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities. The Morgan Stanley Capital International EAFE (Europe, Asia, Far East) Index (the "EAFE Index") is used as a basis for choosing countries in which the PIMCO International Developed Fund invests. However, the PIMCO International Developed Fund is not limited to the countries and weightings of the EAFE Index.

         EXPENSE RATIOS. The table below entitled "Total Annual Expense Information" shows the current total operating expenses for each class of each PIMCO Fund along with the total operating expenses (after waivers or reimbursements) that are expected to be borne by shareholders of each class of Alleghany Fund shares after the Reorganizations. Blairlogie has committed to maintain for a period of at least two years after the Closing the expense ratios set forth below under the heading "Pro Forma Combined Total Fund Operating Expenses" (the "Expense Commitment"). Such expense ratios, as indicated in the table, are in all cases either equal to or less than those currently experienced by the PIMCO Funds shareholders.

                        TOTAL ANNUAL EXPENSE INFORMATION

                                         TOTAL ANNUAL FUND OPERATING EXPENSES (AS A               PRO FORMA COMBINED TOTAL
                                             PERCENTAGE OF AVERAGE NET ASSETS)*                    FUND OPERATING EXPENSES
      NAME OF FUND                                                                           (AFTER WAIVERS AND REIMBURSEMENTS)
      Emerging Markets
               Class A Shares                    1.75%                                                      1.60%
               Class B Shares                    2.50%                                                      1.60%
               Class C Shares                    2.50%                                                      1.60%
               Administrative Class              1.60%                                                      1.60%
               Institutional Class               1.35%                                                      1.35%

      International Developed
               Class A Shares                    1.50%                                                      1.35%
               Class B Shares                    2.25%                                                      1.35%
               Class C Shares                    2.25%                                                      1.35%
               Administrative Class              1.35%                                                      1.35%
               Institutional                     1.10%                                                      1.10%


* The administrative fee for each PIMCO Fund, which constitutes a portion of the total fee listed, is subject to reduction to the extent that the average net assets attributable in the aggregate to that PIMCO Fund's Class
     A, Class B and Class C shares exceeds $2.5 billion.

         SHAREHOLDER TRANSACTIONS AND SERVICES. The PIMCO Funds and the corresponding Alleghany Funds offer generally similar shareholder services and transactions. There are, however, some differences. For example, while the PIMCO Funds charge a front-end sales charge, a servicing fee and a possible contingent deferred sales charge on their Class A Shares, and a contingent deferred sales charge and a distribution and servicing fee on their Class B and C Shares, the corresponding classes of the Alleghany Funds do not charge any front-end, contingent deferred or level sales charge on any of the Shares they offer. In addition, except as noted below, the minimum initial investment requirements of the Alleghany Funds are substantially similar to those of the corresponding classes of shares of the PIMCO Funds. Generally, the minimum initial investment requirement with respect to Institutional and Administrative Class shares of the PIMCO Funds is $5,000,000. However, Administrative Class shares of the PIMCO Funds will be exchanged for Class N shares of Alleghany Funds, which have a $2,500 minimum investment requirement. Detailed expense information for each proposed Reorganization is included in Appendix II to this Proxy Statement/Prospectus.

         Alleghany may, upon 60 days' notice, close a shareholder's account and send the shareholder the proceeds thereof if the account balance of such shareholder falls below $50. Similarly, the Trust has the ability to involuntarily redeem shares, upon 60 days' written notice, from shareholders whose accounts decrease below the amount required for a minimum initial investment (except in the case of employer-sponsored retirement accounts). In addition, with certain exceptions, the Trust charges a fee of $16 per annum for accounts with balances below $2,500.

         ACQUISITION AND REDEMPTION OF SHARES. After the Reorganizations, investors wishing to acquire shares of beneficial interest in the Alleghany Funds will be able to purchase them from First Data Distributors, Inc., the Alleghany Funds' distributor, at their then current net asset value. Shareholders desiring to sell their shares would be able to do so by exercising their right to have such shares redeemed, on any day that the New York Stock Exchange ("NYSE") is open for business, by the relevant Alleghany Fund at their net asset value next determined as of the close of regular trading on the NYSE for that day, after receipt of a proper redemption request. Detailed information relating to redemptions and other shareholder transactions for each of the Alleghany Funds and the PIMCO Funds is included in Appendix IV to this Proxy Statement/Prospectus.

         Payment for any redemption will generally be made within [two] business days after receipt by Alleghany of a proper request for redemption, but in no event later than within [seven] days, subject to the suspension of such right under limited circumstances as described under "Comparison of PIMCO Funds and Alleghany Funds -- Governing Documents." Alleghany has no current intention to file with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act to permit payment of redemptions in assets other than in cash.

         DIVIDENDS AND OTHER DISTRIBUTIONS. The Alleghany Funds' dividend and other distribution policies will be substantially similar to those of the PIMCO Funds. Alleghany intends to distribute at least annually to the Alleghany Funds' shareholders substantially all of the Alleghany Funds' net investment income and realized net capital gain. Alleghany also intends to provide the opportunity for shareholders to elect to receive dividends and capital gain distributions in cash or in additional shares of the Alleghany Funds at net asset value.

         FORMS OF ORGANIZATION. The Trust and Alleghany are open-end series management investment companies registered with the SEC under the 1940 Act. Both the Trust and Alleghany continuously offer shares to the public. The Trust is organized as a Massachusetts business trust, and Alleghany is organized as a Delaware business trust. Each Trust is governed by a Declaration of Trust or Trust Instrument, as the case may be, By-laws and a Board of Trustees. Each Trust is also governed by applicable Delaware or Massachusetts and federal law.

         Under Massachusetts' law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Trust's Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees of the Trust. The Declaration of Trust also provides for indemnification out of a fund's property for all loss and expense of any shareholder of that fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that Alleghany, a series thereof or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law and may thereby subject Alleghany shareholders to liability. To guard against this risk, the Trust Instrument of Alleghany (a) provides that any written obligation of Alleghany may contain a statement that such obligation may be enforced only against the assets of Alleghany or the particular series in question and the obligation is not binding upon the shareholders of Alleghany; however, the omission of such a disclaimer will not operate to create personal liability for any shareholders, and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of Alleghany. Accordingly, the risk of a shareholder of Alleghany incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which (i) the court refuses to apply Delaware law (ii) no contractual limitation of liability was in effect and (iii) Alleghany itself would be unable to meet its obligations. In light of Delaware law, the nature of Alleghany's business and the nature of its assets, the risk of personal liability to a shareholder of Alleghany is considered remote.

         SHARE STRUCTURE. Currently, the Trust consists of twenty-eight diversified investment series. Immediately after the Reorganizations, Alleghany Funds will consist of twelve funds. See "Additional Information about Alleghany" for a more detailed discussion of Alleghany.

         Shares of both the PIMCO Funds and the Alleghany Funds are shares of beneficial interest. Shares of both the PIMCO Funds and Alleghany Funds are entitled to one vote for each full share held and fractional votes for fractional shares held. With respect to both the Trust and Alleghany, matters submitted to shareholder vote must be approved by each fund separately except
(a) when required by the 1940 Act, shares shall be voted together, and (b) when the Trustees of the Trust determine that the matter does not affect all funds, then only shareholders of the affected funds(s) shall be entitled to vote separately on the matter. Each fund votes separately with respect to any proposal to approve its investment advisory agreement, to change its fundamental investment objectives or policies or to adopt a plan of reorganization. Each class of shares of each PIMCO Fund and each Alleghany Fund has identical voting rights, except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interest of one class differ from the interests of any other class. Similarly, a class of a fund votes separately with respect to any proposal to approve a plan of distribution for that class or as otherwise required by the 1940 Act.

         Shares of the PIMCO Funds and Alleghany Funds have no pre-emptive rights and have only such conversion and exchange rights as the Trustees of the Trust or the Board of Trustees of Alleghany, respectively, may grant in their discretion. Class B shares of the PIMCO Funds automatically convert into Class A shares after they have been held for seven years. When issued for payment as described in their respective prospectuses, Alleghany Fund shares and PIMCO Fund shares are fully paid and non-assessable by either Alleghany or the Trust.

         Each share of a class of an Alleghany Fund represents an equal proportionate interest in a particular portfolio with other shares of the same class and is entitled to cash dividends and distributions earned on such shares as are declared in the discretion of the Alleghany Trustees.

         Additional information concerning the attributes of the shares issued by the Trust is included in the Trust's prospectuses which are incorporated herein by reference and, in the case of Alleghany, in the statement of additional information filed with this Proxy Statement/Prospectus.

         PORTFOLIO MANAGER. The persons at Blairlogie presently responsible for the management of the PIMCO Funds' portfolios will continue to manage the portfolios of the Alleghany Funds following the Reorganizations. James Smith is, and after the Reorganizations will continue to be, primarily responsible for the day-to-day management of the PIMCO Funds. Mr. Smith is a Managing Director and the Chief Investment Officer of Blairlogie and is responsible for managing an investment team of six professionals who, in turn, specialize in selection of stocks within Europe, Asia and the Americas, and in currency and derivatives. He previously served as a Senior Portfolio Manager at Murray Johnstone in Glasgow, Scotland, responsible for international investment management for North American clients, and at Schroder Investment Management in London. Mr. Smith received his bachelor's degree in Economics from London University and his MBA from Edinburgh University. He is an Associate of the Institute of Investment Management and Research.

RISK FACTORS.

         Foreign Markets. The risks attending an investment in the Alleghany Funds are similar to the risks involved with an investment in the PIMCO Funds, and relate largely to risks of investing in companies in foreign markets and, for the PIMCO Emerging Markets Fund and the Alleghany/Blairlogie Emerging Markets Fund, in developing or "emerging markets" countries.

         Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. These risks include: difference in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position. The securities markets, values of securities, yields and risks associated with securities markets may change independently of each other. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit great price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

         A Fund's investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

         Each of the PIMCO Emerging Markets Fund and Alleghany/Blairlogie Emerging Markets Fund may invest in the securities of issuers based in countries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the PIMCO Emerging Markets Fund or the Alleghany/Blairlogie Emerging Markets Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies, any of which may have a detrimental effect on a Fund's investment.

         Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgement in a court outside the United States; and significantly smaller market capitalization of securities markets. Also, any change in the leadership or policies of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

         In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

         Special Risks of Investing in Russian and Other Eastern European Securities. Both the Alleghany/Blairlogie Emerging Markets Fund and the PIMCO Emerging Markets Fund may invest a portion of their assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The company's share registrar maintains the official record of ownership of a company's share. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

         Foreign Currency Transactions. Foreign currency exchange rates may fluctuate significantly over a short period of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the proposed introduction of the euro (a common currency unit for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the assets of an Alleghany Fund or PIMCO Fund are denominated may be devalued against the U.S. dollar, resulting in a loss to such Fund.

         Each of the PIMCO Funds and the Allegheny Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, each of the PIMCO Funds and the Alleghany Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures and may enter into forward foreign currency exchange contracts to reduce the risk of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain, which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. Each of the PIMCO Funds and the Alleghany Funds may enter into forward contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that they do, both the PIMCO Funds and the Alleghany Funds will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's portfolio manager. Each of the PIMCO Funds and the Alleghany Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Each of the PIMCO Funds and the Alleghany Funds will segregate assets determined to be liquid by the Adviser or portfolio manager in accordance with procedures established by the applicable Board of Trustees to cover their respective obligations under forward foreign currency exchange contracts entered into for nonhedging purposes.

         Additional Risks. In addition to the risks of foreign securities and currencies, each Fund is subject to a variety of other risks, including the risk of general market declines and other factors. Please see the Prospectuses and the Statement of Additional Information for the PIMCO Funds, which are incorporated herein by reference, for a description of these risks.

         GOVERNING DOCUMENTS.

         Trustees. Each of the Trust and Alleghany is governed by its respective trust documents, in the case of the Trust its Declaration of Trust and, in the case of Alleghany, its Trust Instrument, and By-laws (each a "Governing Document" and, collectively, the "Governing Documents"). Each of the Governing Documents require that the affairs of the Trust or Alleghany, as appropriate, be administered by a Board of Trustees (each a "Board"). The Trust's Governing Documents require its Board to consist of at least three Trustees, whereas Alleghany's Board may consist of one Trustee. Alleghany's Board is elected by the shareholders of Alleghany; except that the remaining Trustees of the Alleghany Board are entitled to fill any vacancy occurring on the Board as a result of (a) the declination to serve, death, resignation, retirement, removal, physical or mental incapacity by reason of death, disease or otherwise of a Trustee, (b) other inability of a Trustee to serve, or (c) an increase in the number of Trustees. Pursuant to the Trust's Governing Documents, either its Board or the shareholders of the Trust may elect Trustees. In either case, Trustees serve until they resign or are removed. The Governing Documents contain provisions protecting third parties relying on the authority of Trustees apparently acting in their capacities as Trustees. Consequently, each of the Trust and Alleghany is liable for the actions of its Trustees. Pursuant to the Trust's Governing Documents, a Trustee is entitled to receive compensation for his services to the Trust, which compensation is set by its Board. Similarly, the Alleghany Board has the authority, pursuant to the Alleghany Governing Documents, to set the compensation, if any, of officers and Trustees. Trustees of the Trust may be removed at any time by a majority of the other Trustees, whereas two-thirds of the Trustees or shareholders of Alleghany are required to remove a Trustee of Alleghany.

         Personal Liability; Indemnification. Trustees and officers of Alleghany are relieved from personal liability for any actions taken in their capacities as Trustees or officers so long as those actions do not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties as Trustees or officers. The Trust's Declaration of Trust provides in general that a Trustee, officer or other person acting under their direction is entitled to indemnification by the Trust except with respect to any matter as to which such person shall have been finally adjudicated in any action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such person's action was in or not opposed to the best interest of the Trust or
(b) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. The indemnity provided by the Governing Documents requires the Trust or Alleghany, as the case may be, to pay expenses for the defense of and reimburse the indemnified party for any liability arising out of any lawsuit or other action brought against a Trustee or officer for actions taken in his or her capacity as an officer or Trustee, subject to the limitations set forth above. In addition, Alleghany is permitted and the Trust is required to advance the expenses of an indemnified party's defense prior to a final disposition of the action, provided that the party receiving the advance provides an undertaking to reimburse such payment in the event that it is found that the liability arose out of actions taken for which indemnification is prohibited by the relevant Governing Document. The Trust is subject, pursuant to its Governing Documents, to an additional requirement that indemnity be provided to officers and Trustees, even in the absence of a final disposition of the matter, if a majority of the disinterested Trustees acting on such matter approves such indemnification or the Trust receives an opinion of legal counsel to the effect that a court would find the Trustee or officer not to have been guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Governing Documents provide that a shareholder is not personally liable by virtue of having been a shareholder, and that such shareholder is entitled to indemnification out of the assets of the series in which such shareholder's shares are held for indemnification arising from such liability.

         Redemption of Shares. The Governing Documents allow shareholders to make requests for redemptions at any time, except that the Alleghany Governing Documents allow the Trustees to suspend the right to redemptions at any time for an indefinite period of time. The Alleghany Trustees may also elect to make redemptions to the extent ownership of shares has or may become concentrated and such redemptions are deemed necessary by the Trustees to maintain Alleghany's qualifications as a regulated investment company under the Internal Revenue Code. The Governing Documents for the Trust also allow the Trust to make certain optional redemptions of shares if (a) the holder of such shares holds fewer than a minimum amount determined by the Trustees, (b) the shareholder whose shares are to be redeemed owns shares of a particular series equal or greater than a percentage of the outstanding shares of that series determined by the Trustees or (c) the shareholder whose shares are to be redeemed owns the number of shares of the Trust representing a greater than acceptable percentage of the total outstanding shares, as determined by the Trustees.

         Assets of Trust. The Governing Documents of both Alleghany and the Trust provide that each series of shares represents a beneficial interest in only the assets of that series, for which separate accounts are kept. In addition, the Alleghany Governing Documents specify that creditors of a particular series are entitled to look to the assets of only that series to satisfy indebtedness of that series. The Governing Documents of Alleghany allow the Trustees in their sole discretion to allocate assets and liabilities among the various series, if such assets and liabilities are not readily identifiable as allocable to a particular series.

         Determination of Net Asset Value. The net asset value for any series of Alleghany is determined by subtracting the liabilities of that particular series from the assets thereof (such assets to be valued at market value, if a market is readily identifiable, or fair value as determined in good faith by the Board of Trustees of Alleghany if no market can be identified). The Trustees of Alleghany may, however, adopt an alternative method of valuation. If the net asset value of any Alleghany series is negative, Alleghany's Trustees are permitted, pursuant to the Governing Documents, to (a) offset the negative sum pro rata against the accrued dividends of the shareholders of such series, (b) reduce the outstanding shares of such series and/or (c) reduce the payment of declared dividends until such net number reaches zero. The Trust values portfolio securities and other assets for which market quotations are readily available at market value. Fixed income securities are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Trust's Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Trust's Board of Trustees determines that amortized cost is their fair value. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Other securities and assets are valued at their fair value as determined in good faith by the Trustees of the Trust or by persons acting at the direction of the Trustees.

         Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. The calculation of the net asset value of the PIMCO Funds may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, under the Trust's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to the Trust or its agents after the time that net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by PALP or Blairlogie and approved in good faith by the Board of Trustees of the Trust.

         Each PIMCO Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class, plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class, are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's net asset value per share.

         Custodian. Alleghany is at all times required by its Governing Documents to employ a Custodian for the accounts of Alleghany. The Trust is not subject to a similar requirement under its Governing Documents, but is so required under the 1940 Act.

PROPOSED INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS; OTHER CONTRACTUAL ARRANGEMENTS.

         Advisory Arrangements. PALP serves as investment adviser and Blairlogie serves as the sub-adviser for each of the PIMCO Funds. PALP's address is 800 Newport Center Drive, Newport Beach, California 92660. Blairlogie's address is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD Scotland. After the Reorganizations, Blairlogie will serve as the sole investment adviser to the Alleghany Funds. The PIMCO Funds currently receive investment advisory services from Blairlogie pursuant to an Amended and Restated Investment Advisory agreement (the "PALP Advisory Agreement") between each PIMCO Fund and PALP and an Amended and Restated Portfolio Management Agreement between PALP and Blairlogie (collectively, the "Current Agreements"). The Alleghany Funds will receive investment advisory services directly from Blairlogie as investment adviser pursuant to an Investment Advisory Agreement between Blairlogie and each Alleghany Fund (the "New Agreement"). Subject to the general supervision of Alleghany's Trustees, and in accordance with the investment policies of each Alleghany Fund, Blairlogie will formulate guidelines and lists of approved investments and make decisions with respect to and place orders for the Alleghany Funds' purchases and sales of portfolio securities and maintain records relating to such purchases and sales. [______________], as sole shareholder of each Alleghany Fund prior to the Reorganizations, will approve the New Agreement.

         The material differences between the New Agreement and the Current Agreements are discussed below. A form of the New Agreement is attached to this Proxy Statement/Prospectus as Appendix V. The following discussion is qualified in its entirety by reference to the text of the New Agreement. The New Agreement will take effect with respect to either Alleghany Fund, upon consummation of the related Reorganization.

         Advisory Services. Pursuant to both the Current Agreements and the New Agreement (collectively, the "Advisory Agreements"), PALP and Blairlogie (in the case of the Current Agreements) and Blairlogie (in the case of the New Agreement) (each of which may sometimes be referred to hereafter as an "Adviser"), have the responsibility (in the case of the Current Agreements, on a nonexclusive basis, with Blairlogie acting as sub-adviser to PALP, and in the case of the New Agreement, on an exclusive basis) for the management of the investment portfolio of, and the making and execution of investment decisions for, each Fund which is a party to such agreement, subject to the investment objectives and investment policies and restrictions of such Fund and the supervision of the appropriate Board of Trustees. Under each Advisory Agreement, the Adviser is required to pay its own expenses in connection with servicing the investments of the Fund, except that the Current Agreements also set forth those expenses which the Adviser is not expected to pay, primarily relating to matters not directly related to the Adviser's activities under the Current Agreements. These expenses include, without limitation, brokerage fees and commissions, and expenses of (a) audits by the Trust's accountants, (b) the Trust's transfer agent, registrar, dividend dispersing agents and shareholder recordkeeping services, (c) the Trust's custodial services, (d) obtaining quotations for calculating the value of a Fund's assets, (e) obtaining portfolio activity reports, and (f) maintaining tax records.

         Compensation. Under the PALP Advisory Agreement, as compensation for PALP's services, each PIMCO Fund is obligated to pay to PALP a monthly investment advisory fee based on the average daily net assets of such PIMCO Fund. This fee, at an annualized rate, is .85% with respect to the PIMCO Emerging Markets Fund and .60% with respect to the PIMCO International Developed Fund. PALP, in turn, pays Blairlogie a fee at an annual rate of .75% and .50% of the average daily net assets of the PIMCO Emerging Markets Fund and the PIMCO International Developed Fund, respectively, for Blairlogie's portfolio management services under the Amended and Restated Portfolio Management Agreement. The New Agreement provides that the Adviser will be paid an annual fee of 0.85% of the average daily net assets of the Alleghany Funds, payable monthly based on the actual number of days in the month for which payment is being made.

         Fee and Expense Limitations. Neither the New Agreement nor the Current Agreements include any contractual expense limitation provisions. Pursuant to the Expense Commitment, Blairlogie has committed, for a period of at least two years from the date of the Closings, to waive fees and/or pay Alleghany Fund expenses to the extent necessary to comply with the Expense Commitment. From time to time, Blairlogie may waive or reimburse (either voluntarily or pursuant to applicable limitations) advisory fees or expenses payable by an Alleghany Fund.

         Ability to Retain a Sub-Adviser. The PALP Advisory agreement authorizes PALP, at PALP's expense, to retain a sub-adviser or sub-advisers to perform some or all of the services for which PALP is responsible under the PALP Advisory agreement, subject to approval by the Trustees. PALP retains Blairlogie to manage the PIMCO Funds' investment portfolios pursuant to that authority. The New Agreement does not address whether the duties of the Adviser may be delegated to a sub-adviser, and any such delegation would require shareholder approval under the 1940 Act.

         Administration Plans. The PIMCO Funds have entered into an Administration Agreement with PALP (the "PIMCO Administrator"). Administrative services are provided to the Alleghany Funds by The Chicago Trust Company (the "Alleghany Administrator") and First Data as sub-administrator. The address for the Alleghany Administrator is The Chicago Trust Company, 171 N. Clark Street, Chicago, Illinois 60601.

         The PIMCO Administrator provides or procures administrative services for the PIMCO Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the PIMCO Funds, and preparation of reports to the PIMCO Funds' shareholders and regulatory filings. The PIMCO Administrator has retained Pacific Investment Management Company to provide such services as sub-administrator (the "Sub-Administrator"). The PIMCO Administrator and/or the Sub-Administrator may also retain other affiliates to provide certain of these services. In addition, the PIMCO Administrator, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services necessary for the ordinary operation of the PIMCO Funds, and is responsible for the costs of registration of the PIMCO Funds' shares and the printing of prospectuses and shareholder reports for current shareholders.

         The Trust (and not the PIMCO Administrator) is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PALP, Pacific Investment Management Company, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the PIMCO Administrator, any portfolio manager of a series of the Trust or PALP, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include distribution and/or service fees payable with respect to Class A, Class B and Class C and Administrative Class shares, and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, subject to review and approval by the Trustees.

         Under the Administration Agreement with the Alleghany Funds, the Alleghany Administrator is responsible for: (1) coordinating with the Custodian and Transfer Agent for Alleghany and monitoring the services they provide to the Alleghany Funds; (2) coordinating with and monitoring any other third parties furnishing services to the Alleghany Funds; (3) providing the Alleghany Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions; (4) supervising the maintenance by third parties of such books and records of the Alleghany Funds as may be required by applicable federal or state law; (5) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law; (6) preparing and, after approval by the Alleghany Funds, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Alleghany Funds as required by applicable law; (7) preparing and, after approval by the Alleghany Funds, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviewing and submitting to the officers of the Alleghany Funds for their approval invoices or other requests for payment of the Alleghany Funds' expenses and instructing the Custodian to issue checks in payment thereof; and (9) taking such other action with respect to Alleghany or the Alleghany Funds as may be necessary in the opinion of the Alleghany Administrator to perform its duties under the Administration Agreement.

         The accrued expenses of the Alleghany Funds, as well as certain expenses attributable to each class of shares, are deducted from accrued income before dividends are declared. The Alleghany Funds' expenses include, but are not limited to: fees paid to Blairlogie and First Data; interest; Trustees' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by Blairlogie or the Alleghany Administrator under their respective agreements with Alleghany; and any extraordinary expenses. Each class of Shares may bear certain class specific costs associated with retail transfer agency, shareholder servicing, sales support and distribution. Any general expenses of Alleghany that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bear to the assets of Alleghany or in such other manner as Alleghany's Board of Trustees deems appropriate.

         As  compensation  for  services   performed  under  the  Administration
Agreement, the Alleghany Administrator receives a fee payable monthly at an annual rate of [ ___ %] of the average daily net assets of the Alleghany Funds.

         Investor's Fiduciary Trust Company ("IFTC") is custodian for each of the PIMCO Funds. Pursuant to separate sub-custody agreements between IFTC and The Chase Manhattan Bank, N.A. ("Chase"), and IFTC and State Street Bank and Trust Company ("State Street"), Chase and State Street serve as sub-custodians of the Trust for the custody of the foreign securities acquired by the PIMCO Funds. Under the sub-custody agreements, Chase and State Street may hold foreign securities at their principal offices and their branches, and subject to approval by PIMCO's Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign sub-custodian, or with an eligible foreign securities depository.

         Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Board of Trustees of the Trust following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Trust, the reputation of the institution in its national market, the political and economic stability of the country in which the institution is located, and further risks of potential nationalization or expropriation of the Trust's assets, although the Trust's Board of Trustees reserves the right to delegate their selection responsibilities in light of recent amendments to Rule 17f-5 under the 1940 Act, in which case the factors for consideration would differ from those referenced above. Currently, the Trust's Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by the recent amendments to Rule 17f-5.

         [IFTC] serves as Custodian of Alleghany's assets pursuant to a Custodian Agreement. Under such Agreement, [IFTC] (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers portfolio securities on account of each Fund; (c) accepts receipts and makes disbursements of money on behalf of each Fund; (d) collects and receives all income and other payments and distributions on account of each Fund's securities; and (e) makes periodic reports to Alleghany's Board of Trustees concerning each Fund's operations.

Other Service Providers. The other service providers for the PIMCO Funds and the Alleghany Funds are set forth in the table below.

                             OTHER SERVICE PROVIDERS
                     FOR THE PIMCO FUNDS AND ALLEGHANY FUNDS


                                                               PIMCO Funds                                 Alleghany Funds
Distributor                                    PIMCO Funds Distributors LLC                  First Data Distributors, Inc.

Administrator                                  PIMCO Advisors L.P.                           The Chicago Trust Company

Sub-Administrator                              Pacific Investment Management Company      First Data  Investor  Services  Group,
                                                                                           Inc. ("First Data")

Transfer Agent                                 [Shareholder Services, Inc.]                  First Data

Custodian                                      Investor's Fiduciary Trust Company [IFTC]     [IFTC]

Independent Accountants                        PricewaterhouseCoopers LLP                    KPMG Peat Marwick LLP


         Distribution Plan. Shares of the PIMCO Funds are distributed by PIMCO Funds Distributor LLC ("PFD"), a broker-dealer registered with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"). PFD's address is 2187 Atlantic Street, Stamford, Connecticut 06902. Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares of the PIMCO Funds (the "Retail Plans"), PFD receives from the Trust: (a) in connection with the distribution of Class B and Class C shares of the PIMCO Funds, distribution fees up to the annual rate of .75% of each PIMCO Fund's average daily net assets attributable to Class B and C Shares, respectively, and (b) in connection with personal services rendered to Class A, B and C shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees up to the annual rate of .25% of each PIMCO Fund's average daily net assets attributable to Class A, Class B and C shares, respectively. The Retail Plans were adopted pursuant to Rule 12b-1 under the 1940 Act, and are of the type known as "compensation plans." This means that, although the Trustees of the Trust are expected to take into account the expenses of PFD and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate PFD for services rendered even if the amounts paid exceeds PFD's expenses. From time to time, expenses of PFD incurred in connection with the distribution of Class B and C shares of the PIMCO Funds, and in connection with the servicing of Class A, B and C shareholders of the Funds and the maintenance of Class A, B and C shareholder accounts, may exceed the distribution and/or servicing fees collected by PFD.

         The Trust has adopted an Administrative Services Plan with respect to Administrative Class shares of each of the PIMCO Funds, and a Distribution Plan with respect to the Administrative Class shares of the PIMCO International Developed Fund (the "Institutional Plans"). Under the terms of the Institutional Plans, the Trust is permitted to reimburse, out of the Administrative Class assets of each of the PIMCO Funds, in an amount up to .25% on an annual basis of the average daily net assets attributable to that class, financial intermediaries that provide services in connection with the distribution and marketing of shares and/or the provision of certain shareholder services (in the case of the Distribution Plan) or the administration of plans or programs that use PIMCO Fund shares as their funding medium (in the case of the Administrative Services Plan), and to reimburse certain other related expenses. Total reimbursements under the Institutional Plans may be paid in an amount up to .25% on an annual basis of the average daily net assets attributable to the Administrative Class shares of each PIMCO Fund. The same entity may not receive both distribution and administrative services fees with respect to the same assets but may with respect to separate assets receive fees under each Institutional Plan. Each Institutional Plan has been adopted in accordance with the requirements of Rule 12b-1 and is administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan that they will have with respect to the Distribution Plan.

         Shares of the Alleghany Funds are distributed by First Data Distributors, Inc. ("First Data"), a broker-dealer registered with the SEC under the 1934 Act, pursuant to a distribution agreement (the "Distribution Agreement"). The Alleghany Funds adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act for its Class N Shares. There is no distribution plan for the Class I Shares. Pursuant to the Distribution Agreement, First Data will receive certain payments for services rendered for the purpose of selling shares issued by an Alleghany Fund. Distribution expenses which are attributable to a particular Fund will be charged against that Alleghany Fund's assets. Under Alleghany's Plan of Distribution, each Alleghany Fund may reimburse the Distributor for actual expenses not exceeding, on an annual basis, 0.25% of average daily net assets.

                     INFORMATION RELATING TO VOTING MATTERS

         REQUIRED VOTES; QUORUM; ADJOURNMENTS. The affirmative vote of a plurality of the quorum required for the transaction of business of each PIMCO Fund is necessary for the approval of the Reorganization Agreement with respect to that PIMCO Fund. The holders of 30% of the shares of each PIMCO Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of such PIMCO Fund at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of Proposal 1 for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions have the effect of a negative vote on Proposal 1.

         In the event that a quorum is not present for purposes of acting on Proposal 1, or if sufficient votes in favor of Proposal 1 are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not then been adopted. They will vote against any such adjournment those proxies required to be voted against each Proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such Proposals.

         Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is Proposal 1, mentioned in the Notice of Special Meeting. However, shareholders are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting. Proxies may be revoked at any time before they are exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

         SOLICITATION OF PROXIES. In addition to solicitation of proxies by mail, officers of the Trust and officers and employees of PALP, affiliates of PALP or other representatives of the Trust may also solicit proxies by telephone or telegraph or in person. The expenses incurred in connection with the solicitation will not be borne by the shareholders of the PIMCO Funds but will instead be borne by Alleghany.

         ANNUAL MEETINGS AND SHAREHOLDER MEETINGS; SHAREHOLDER PROPOSALS FOR FUTURE MEETINGS. Neither Alleghany nor the Trust presently intends to hold annual meetings of shareholders for the election of trustees or other business unless otherwise required by the 1940 Act. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. Under certain circumstances, shareholders may request that the Trustees of Alleghany call a shareholder meeting; the Secretary of Alleghany shall call a meeting upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote and upon payment by such shareholders of the estimated cost of preparing and mailing a notice of the meeting. All shareholder proposals for inclusion in a Proxy Statement/Prospectus for any subsequent meeting of shareholders of an Alleghany Fund must be received by the relevant fund a reasonable period of time prior to any such meeting.

         SHAREHOLDER AND BOARD APPROVALS. The Reorganization Agreement and related matters are being submitted for approval by each PIMCO Fund's shareholders at the Meeting pursuant to the provisions of the Trust's Declaration of Trust. With respect to each PIMCO Fund. The affirmative vote of a plurality of the quorum required for the transaction of business is necessary for the approval of the Reorganization Agreement. The Reorganization Agreement provides that, in the event the Reorganization Agreement is approved by the shareholders of only one of the PIMCO Funds, the failure of a PIMCO Fund to consummate the transactions contemplated by the Reorganization Agreement shall not affect the consummation or validity of any other transaction or Reorganization contemplated by the Reorganization Agreement. The consummation of the Blairlogie transaction is, however, subject to several conditions, including the approval thereof by a certain number of Blairlogie clients, including the PIMCO Funds.

         Only shareholders of record at the close of business on [_________________,] 1999 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon or, if no specification is made, the persons named as proxies will vote in favor of each proposal set forth in the Notice of Meeting. Shareholders of each PIMCO Fund will vote only on the approval or disapproval of that PIMCO Fund's Reorganization Agreement. On the Record Date, the following shares of each PIMCO Fund were outstanding and entitled to be voted:


         NAME OF PIMCO
         FUND AND CLASS                               SHARES ENTITLED TO VOTE

         PIMCO EMERGING MARKETS FUND
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Administrative Class Shares
                  Institutional Class Shares

         PIMCO  INTERNATIONAL DEVELOPED FUND
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Administrative Class Shares
                  Institutional Class Shares

         If the accompanying proxy is executed and returned in time for the Meeting, the shares represented thereby will be voted as discussed above under "Required Votes; Quorum; Adjournments."

         The approval of the Reorganization Agreement by the Trustees of the Trust is discussed above under "Information Relating to the Proposed Reorganization -- Consideration by the Board of Trustees of the Trust." The Reorganization Agreement was approved by the Trustees of Alleghany at a meeting held on [December ___, 1998].

         As of , 1999, the officers and Trustees of the Trust as a group owned less than 1% of any of the PIMCO Funds. As of , 1999 the officers and Trustees of Alleghany as a group owned less than 1% of any of the Alleghany Funds. The table below entitled "5% Shareholders" shows the name, address and share ownership of each person known to the Trust to have beneficial or record ownership with respect to 5% or more of a class of a PIMCO Fund as of November 18, 1998. There are no persons known to Alleghany to have beneficial or record ownership with respect to 5% or more of a class of Alleghany Fund as of , 1999.

                                                          5% SHAREHOLDERS

                                                                        Class; Amount of
                                                                         Shares Owned;    Percentage   Percentage     Percentage of
                PIMCO FUND                    NAME AND ADDRESS              Type of        of Class      of Fund           Fund
                                                                           Ownership                                   Post-Closing
      PIMCO Emerging Markets Fund

      Institutional                   Pacific Life Insurance Company      779,103.642        30.32%
      -------------
                                      Employee's Retirement Plan Trust
                                      700 Newport Center Drive
                                      New   Port   Beach,   California
                                      92660

                                      Charles     Schwab     &    Co.,    603,082.978        23.86%
                                      Inc.-Reinvest**
                                      The Schwab Building
                                      101 Montgomery Street
                                      San    Francisco,     California
                                      94104-4122

                                      Pacific Life Insurance Company      575,190.664        22.76%
                                      700 Newport Center Drive
                                      New   Port   Beach,   California
                                      92660


                                      Donaldson Lufkin & Jenrette**       138,773.973         5.49%
                                      Pershing Division
                                      P.O. Box 2052
                                      Jersey    City,    New    Jersey
                                      07303-2052

      Administrative                  FTC & Company                         735.560         100.00%
      --------------
                                      Attn:  DATAlynx #165
                                      P.O. Box 173736
                                      Denver, Colorado  80217-3736

      Class A                         Paine Webber FBO                     14,459.406        29.21%
      -------
                                      Don A. Gill as Trustee for
                                      Joseph A. Gill New Trust
                                      U/A DTD 11-08-94
                                      9992 Mackey Circle
                                      Overland      Park,       Kansas
                                      66212-3458

                                      Paine Webber FBO                     6,407.993         12.94%
                                      Don A. Gill as Trustee for
                                      Joseph A. Gill New Trust
                                      U/A DTD 11-08-94
                                      9992 Mackey Circle
                                      Overland      Park,       Kansas
                                      66212-3458

      Class B                         RPSS Trust IRA FBO                   3,103.734          8.41%
      -------
                                      Gregory D. McDonald
                                      15618 Gettysburg Drive
                                      Tomball, Texas  77375-8609

                                      PAF Sales Inc.                       2,347.418          6.36%
                                      Profit Sharing Plan
                                      P.O. Box 307
                                      Scarborough,       New      York
                                      10510-0807

      Class C                         Merrill Lynch Pierce                 6,324,000          6.50%
      -------
                                        Fenner & Smith, Inc.
                                      Attn:  Book Entry Department
                                      4800 Deer Lake Drive E., F. 3
                                      Jacksonville,            Florida
                                      32246-6484

      PIMCO International
      Developed Fund

      Institutional                   Pacific Life Insurance Company     1,954,302.202       23.20%
      -------------
                                      Employee's Retirement Plan Trust
                                      700 Newport Center Drive
                                      New   Port   Beach,   California
                                      92660

                                      Charles     Schwab     &    Co.,   1,313,618.922       15.59%
                                      Inc.-Reinvest**
                                      Attn:  Mutual Fund Operations
                                      The Schwab Building
                                      101 Montgomery Street
                                      San    Francisco,     California
                                      94104-4122

                                      Citibank,  N.A., Trustee for the   1,033,755.715       12.27%
                                      benefit of
                                      Nissan Motor Mfg. Corp. U.S.A.
                                      983 Nissan Drive
                                      Smyrna, Tennessee  37167-4400

                                      Wachovia  Bank NA as Trustee for   1,030,330.936       12.23%
                                      the
                                      Atlanta Gas Light Company
                                      Retirement Plan
                                      301 N. Main Street - MC NC 31057
                                      Winston-Salem,   North  Carolina
                                      27150

                                      Pacific Asset Management LLC        667,985.181         7.93%
                                      700 Newport Center Drive
                                      New   Port   Beach,   California
                                      92660

                                      FTC   &   Co.   Datalynx   House    509,342.016         6.05%
                                      Account*
                                      P.O. Box 173736
                                      Denver, Colorado  80217-3736


      Administrative                  Sandra Hogue Trust                    950.596          38.24%
      --------------
                                      P.O. Box 92956
                                      Chicago, Illinois  60675

                                      National    Financial    Services      891.308          35.86%
                                      Corporation**
                                      1 World Financial Center
                                      200 Liberty Street
                                      New York, New York  10281

                                      FTC & Company                          643,885         25.90%
                                      Attn:  DATAlynx #165
                                      P.O. Box 173736
                                      Denver, Colorado  80217-3736

      Class A                         Prudential Securities Inc. FBO       130,368.098       32.15%
      -------
                                      Mill ENCO L.P.
                                      111 Broadway Floor 20
                                      New York, New York  10006-1901

                                      American    National    Bank   of    115,003.017       28.36%
                                      Chicago TR
                                      UT  #36307007  FBO  Lincoln  Group  LP  40
                                      Skokie  Boulevard,  Suite 105  Northbrook,
                                      Illinois 60062-1614

      Class B                         Merrill Lynch Pierce                 17,023.318         8.31%
      -------
                                        Fenner & Smith Inc.**
                                      Attn:  Book Entry Department
                                      4800 Deer Lake Drive E., F. 3
                                      Jacksonville, Florida  32246-6484

                                      National    Financial    Services    10,330.427         5.04%
                                      Corporation**
                                      1 World Financial Center
                                      200 Liberty Street
                                      New York, New York  10281

      Class C                         Merrill Lynch Pierce                 25,762.229         5.41%
      -------
                                        Fenner & Smith Inc.**
                                      Attn:  Book Entry Department
                                      4800 Deer Lake Drive E., F. 3
                                      Jacksonville, Florida  32246-6484


         * Entity owned 25% or more of the outstanding shares of beneficial interest of the Funds, and therefore may be presumed to "control" the Funds, as that term is defined in the 1940 Act.

         **  Shares are believed to be held only as nominee.

         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class of shares, or is identified as the holder of record of more than 25% of a class of shares and has voting and/or investment power, such shareholder may be presumed to control such class.

                     ADDITIONAL INFORMATION ABOUT ALLEGHANY

         Alleghany is a no-load, open-end management investment company which currently (prior to the Reorganizations) offers ten series of shares of beneficial interest representing separate portfolios of investments as follows:
Montag & Caldwell Growth Fund, Chicago Trust Growth & Income Fund, Chicago Trust Talon Fund, Chicago Trust Balanced Fund, Montag & Caldwell Balanced Fund, Chicago Trust Bond Fund, Chicago Trust Municipal Bond Fund, Chicago Trust Money Market Fund, Alleghany/Chicago Trust SmallCap Value Fund, and Alleghany/Veredus Aggressive Growth Fund.

         Additional information about the Alleghany Funds is included in their prospectuses and statements of additional information dated __________________, 1998, as supplemented through the date hereof, copies of which, to the extent not included herewith, may be obtained without charge by writing or calling Alleghany at the address and telephone number set forth on the first page of this Proxy Statement/Prospectus. Alleghany is subject to the informational requirements of the 1934 Act and in accordance therewith it files reports, proxy materials and other information with the SEC. Reports and other information filed by Alleghany can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the offices of Alleghany listed above. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The SEC maintains an Internet World Wide Web site (at www.sec.gov) which contains the statement of additional information, materials that are incorporated by reference into this Proxy Statement/Prospectus and other information about the Alleghany Funds.

                     ADDITIONAL INFORMATION ABOUT THE TRUST

               TRUSTEES AND OFFICERS. The Trustees and Officers of the Trust are listed below. Each trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.

Name                                                                Position with PIMCO
----                                                                -------------------
E. Philip Cannon                                                    Trustee
Donald P. Carter                                                    Trustee
Gary A. Childress                                                   Trustee
William D. Cvengros*                                                Trustee, Chairman of the Board
Richard L. Nelson                                                   Trustee
Lyman W. Porter                                                     Trustee
Alan Richards                                                       Trustee
Joel Segall                                                         Trustee
W. Bryant Stooks                                                    Trustee
Gerald M. Thorne                                                    Trustee
Stephen J. Treadway*                                                Trustee, President and Chief Executive Officer
R. Wesley Burns                                                     Executive Vice President
Newton B. Schott, Jr.                                               Vice President and Secretary
Jeffrey M. Sargent                                                  Vice President
Richard M. Weil                                                     Vice President
John P. Hardaway                                                    Treasurer
Joseph D. Hattesohl                                                 Assistant Treasurer
Garlin G. Flynn                                                     Assistant Secretary


         Additional information about the PIMCO Funds is included in their prospectuses and statements of additional information, dated November 1, 1998, as supplemented through the date hereof, which have been filed with the SEC. Copies of these prospectuses and the related statements of additional information may be obtained without charge by writing or calling the Trust at the address and telephone number set forth on the first page of this Proxy Statement/Prospectus. Reports and other information filed by the Trust can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the offices of the Trust listed above. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The SEC maintains an Internet World Wide Web site (www.sec.gov) which contains the statement of additional information, materials that are incorporated by reference into this Proxy Statement/Prospectus and other information about the PIMCO Funds.

                              FINANCIAL STATEMENTS

         The audited financial statements and condensed financial information for shares of the PIMCO Funds for the annual period ended June 30, 1998 are included or incorporated by reference in their prospectuses or statements of additional information or in the statement of additional information related to this Proxy Statement/Prospectus, or are included herein.

         The annual financial statements and financial highlights have been audited by independent auditors to the extent indicated in their reports thereon, also incorporated by reference or included in such prospectuses and statements of additional information, and have been incorporated herein by reference in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.

         The financial statements and financial highlights of the Trust as of and for the year ended June 30, 1998, have been incorporated by reference herein and in the Registration Statement. These financial statements have been audited by PricewaterhouseCoopers LLP, independent certified public accountants, as stated in their reports, which have also been incorporated by reference herein, and have been so included upon the report of such firm given upon their authority as experts in accounting and auditing.

         The Alleghany Funds have no operations and will not begin operations until after the Reorganizations. Accordingly, no financial statements for Alleghany Funds have been included herein.

                                 OTHER BUSINESS

         The only business that management intends to present or knows will be presented is Proposal 1, mentioned in the Notice of Special Meeting. However, shareholders are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, Missouri 64105 presently serves as independent public accountants for the Trust. If requested by any PIMCO Fund shareholder in writing addressed to and received by the Secretary of the Trust at least five days prior to the Meeting, a representative of the Trust's independent public accountants will attend the Meeting with the opportunity to make a statement if desired and to respond to appropriate questions.

         SHAREHOLDERS MAY REQUEST, WITHOUT CHARGE, COPIES OF ANNUAL REPORTS TO ANY SHAREHOLDER BY WRITING TO THE TRUST AT 840 NEWPORT CENTER DRIVE, SUITE 300, NEWPORT BEACH, CALIFORNIA 92660 OR BY CALLING 1-800-426-0107.

                                                       SHAREHOLDER INQUIRIES

         Shareholder inquiries may be addressed to the Trust in writing at the addresses, or by phone by calling the phone numbers, on the cover page of this Proxy Statement/Prospectus.

                                                               * * *

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY RETURN PROXIES BY TELEFACSIMILE OR VOTE BY TELEPHONE.

11003507\V-11


11003507\V-11
                                   APPENDIX I

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of _______, 1999, by and between Alleghany Funds ("Alleghany"), a Delaware business trust, for itself and on behalf of Alleghany Emerging Markets Fund and Alleghany International Developed Fund (each an "Acquiring Fund," and collectively, the "Acquiring Funds"), and PIMCO Funds: Multi-Manager Series (the "MMS Trust"), a Massachusetts business trust, for itself and on behalf of PIMCO Emerging Markets Fund and PIMCO International Developed Fund (each an "Acquired Fund," and collectively, the "Acquired Funds").

         In accordance with the terms and conditions set forth in this Agreement, the parties desire that all of the assets of each Acquired Fund be transferred to each Acquiring Fund corresponding thereto, as set forth in the table attached hereto as Schedule A, in exchange for shares of specified classes of the corresponding Acquiring Fund ("Acquiring Fund Shares") and the assumption by each Acquiring Fund of the Stated Liabilities (as defined in paragraph 1.3) of each corresponding Acquired Fund, and that such Acquiring Fund Shares be distributed immediately after the Closing(s), as defined in this Agreement, by each Acquired Fund to its shareholders in liquidation of each Acquired Fund. It is expected that the reorganization described in this Agreement will be a reorganization for each Acquired Fund within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

         In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:



1.       REORGANIZATION OF ACQUIRED FUNDS

         1.1. Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, each Acquired Fund shall assign, deliver and otherwise transfer its assets as set forth in paragraph 1.2 (the "Fund Assets") as of the applicable Valuation Time (as defined below) to its corresponding Acquiring Fund identified in Schedule A, and such corresponding Acquiring Fund shall, as consideration therefor, on the Closing Date (as defined in paragraph 3.1), (i) deliver to such Acquired Fund
(a) a number of full and fractional Class N shares of beneficial interest of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class A, Class B, Class C and Administrative Class shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A, Class B, Class C shares and Administrative Class of the Acquired Fund assumed by the Acquiring Fund on that date, and (b) a number of full and fractional Class I shares of beneficial interest of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Institutional Class shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Administrative Class shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (ii) assume the Acquired Fund's Stated Liabilities as of the applicable Valuation Time (as defined below). Such transfer, delivery and assumption shall take place at the closing(s) provided for in paragraph 3.1 (hereinafter sometimes referred to as the "Closing(s)"). Promptly after the Closing(s), each Acquired Fund shall distribute the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided in paragraph 1.4 hereof. Such transaction(s) are hereinafter sometimes collectively referred to as the "Reorganization(s)."

         1.2. With respect to each Acquired Fund, the Fund Assets shall consist of all property (including, without limitation, the books and records) and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by each Acquired Fund, and any prepaid expenses shown as an asset on each Acquired Fund's books as of the Applicable Valuation Time on the Closing Date.

         1.3. Each Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Each Acquiring Fund will assume all liabilities and obligations disclosed on an unaudited statement of assets and liabilities of the corresponding Acquired Fund prepared by or on behalf of the MMS Trust as of the Applicable Valuation Time (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period ("Stated Liabilities"). The Acquiring Fund shall assume only the Stated Liabilities of its corresponding Acquired Fund, and no other liabilities or obligations, whether absolute or contingent, known or unknown, accrued or unaccrued.

         1.4. Promptly after the Closing with respect to each Acquired Fund, the Acquired Fund will distribute (i) the Class N shares received by the Acquired Fund pursuant to paragraph 1.1 PRO RATA (in accordance with the relation that the number of Class A, Class B, Class C and Administrative Class shares held by each shareholder bears to the total number of Class A, Class B, Class C and Administrative Class shares then outstanding) to holders of Class A, Class B, Class C and Administrative Class shares and (ii) the Class I shares PRO RATA (in accordance with the relation that the number of Institutional Class shares held by each shareholder bears to the total number of Institutional Class shares then outstanding) to the holders of Institutional Class shares, the holders entitled to such distributions being the shareholders of record determined as of the close of business on the Closing Date ("Acquired Fund Investors") in complete liquidation of the Acquired Fund. Such distribution will be accomplished by an instruction, signed by an appropriate officer of the MMS Trust, to transfer the Acquiring Fund Shares then credited to the Acquired Fund's account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of record of the Acquired Fund Investors and representing the respective PRO RATA number of shares of the Acquiring Fund due such Acquired Fund Investor. In exchange for Acquiring Fund Shares distributed, all issued and outstanding shares of beneficial interest of the Acquired Fund will be redeemed and canceled simultaneously therewith on the Acquired Fund's books; any outstanding share certificates representing interests in the Acquired Fund thereafter will represent the right to receive such number of Acquiring Fund Shares after the Closing(s) as determined in accordance with Section 1.1.

         1.5. If a request shall be made for a change of the registration of shares of each Acquiring Fund to another person from the account of the shareholder in which name the shares are registered in the records of the Acquired Fund it shall be a condition of such registration of shares that there be furnished the Acquiring Fund an instrument of transfer properly endorsed, accompanied by appropriate signature guarantees and otherwise in proper form for transfer and, if any of such shares are outstanding in certificate form, the certificates representing such shares, and that the person requesting such registration shall pay to such Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of the Acquiring Fund that such tax has been paid or is not applicable.

         1.6. Following the transfer of assets by each Acquired Fund to the corresponding Acquiring Fund, the assumption of the Acquired Fund's Stated Liabilities by the Acquiring Fund, and the distribution by the Acquired Fund of the Acquiring Fund Shares received by it pursuant to paragraph 1.4, the MMS Trust, to the extent required by law, shall terminate the qualification, classification and registration of such Acquired Fund at all appropriate federal and state agencies. All reporting and other obligations of the MMS Trust with respect to the Acquired Funds shall remain the exclusive responsibility of the MMS Trust up to and including the date on which the particular Acquired Fund is terminated and/or deregistered (as necessary), subject to any reporting or other obligations described in paragraph 4.10.

         1.7. The failure of one Acquired Fund to consummate the transactions contemplated hereby shall not affect the consummation or validity of a Reorganization with respect to the other Acquired Fund, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the terms "Acquiring Fund" and "Acquired Fund" as meaning only that series of Alleghany and the MMS Trust, respectively, which are involved in a Reorganization as of a Closing Date.


2.       VALUATION

         2.1. With respect to each Acquired Fund, the value of the Fund Assets shall be the value of such assets computed as of the time at which its net asset value is calculated pursuant to the valuation procedures set forth in each Acquired Fund's then current prospectus and statement of additional information on the Closing Date (such time and date being herein called the "Applicable Valuation Time").

         2.2. The net asset value of a class of shares of an Acquiring Fund shall be the net asset value per share of such class computed on the Applicable Valuation Time, using the valuation procedures set forth in the Acquiring Fund's then current prospectus and statement of additional information.


3.       CLOSING(S) AND CLOSING DATE

         3.1. The Closing(s) for the Reorganization(s) shall occur on , 1999, and/or on such other date(s) as may be mutually agreed upon in writing by the officers of the parties hereto (each a "Closing Date"). The Closing(s) shall be
held                            at                            __________________
__________________________________________________________   or  at  such  other
location as is mutually agreeable to the parties. All acts taking place at the Closing(s) shall be deemed to take place simultaneously as of _____ _____.m. __________ time on the Closing Date unless otherwise provided.

         3.2. Each Acquiring Fund's custodian shall deliver at the Closing(s) a certificate of an authorized officer stating that: (a) each Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to the corresponding Acquiring Fund on the Closing Date and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by such Acquired Fund in conjunction with the delivery of portfolio securities. Proper delivery of cash shall be by wire to ___________________________, pursuant to instruction to be delivered prior to the Closing(s).

         3.3. Notwithstanding anything herein to the contrary, in the event that at the Applicable Valuation Time (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of both Alleghany and the MMS Trust, accurate appraisal of the value of the net assets of an Acquiring Fund or an Acquired Fund is impracticable, the Applicable Valuation Time and Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

         3.4. With respect to each Acquired Fund, the MMS Trust shall provide Alleghany and its transfer agents with immediate access from and after the Closing Date to (a) the computer, electronic or such other forms of records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund investors ("Acquired Fund Investor") and the number and percentage ownership of outstanding Acquired Fund shares owned by such Acquired Fund Investor, all as of the Applicable Valuation Time, and (b) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Investors' taxpayer identification numbers and their liability for or exemption from back-up withholding. Each corresponding Acquiring Fund shall issue and deliver to the Secretary or Assistant Secretary of the MMS Trust, acting on behalf of the Acquired Fund, a confirmation evidencing the Acquiring Fund Shares credited on the Closing Date or shall provide evidence satisfactory to each Acquired Fund that such Acquiring Fund Shares have been credited to each Acquired Fund's account on the books of each Acquiring Fund. At the Closing(s), each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents of transfer, assignment or conveyance as such other party or its counsel may reasonably request.

         3.5. Within thirty (30) days after the Closing Date, each Acquired Fund shall deliver, in accordance with Article 1 hereof, to the corresponding Acquiring Fund a statement of the Fund Assets and Stated Liabilities, together with a list of such Acquired Fund's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by an appropriate officer of the MMS Trust.

         3.6 Each Acquiring Fund will cause a confirmation statement to be mailed or delivered to each corresponding Acquired Fund Investor setting forth the number of Acquiring Fund Shares registered in such Acquired Fund Investor's name.


4.       COVENANTS WITH RESPECT TO THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS

         4.1. The MMS Trust, with respect to each class of shares of each of the Acquired Funds, has called or will call a meeting of Acquired Funds shareholders to consider and act upon this Agreement, and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval for each Acquired Fund's liquidating distribution of the Acquiring Fund Shares contemplated hereby, and for the MMS Trust, to the extent required by law, to terminate each Acquired Fund's qualification, classification and registration if requisite approvals are obtained with respect to each Acquired Fund. Alleghany and the MMS Trust will jointly prepare the notice of meeting, form of proxy and Proxy Statement/Prospectus (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Alleghany has furnished or will furnish the MMS Trust with a current, effective prospectus, including any supplements, relating to the class of shares of each Acquiring Fund to be issued to the shareholders of each Acquired Fund then outstanding for incorporation within and/or distribution with the Proxy Materials, and with such other information relating to the Acquiring Funds as is reasonably necessary for the preparation of the Proxy Materials.

         4.2. Alleghany, on behalf of each Acquiring Fund, will use its best efforts to meet the requirements for the statutory "safe harbor" exemption provided by Section 15(f) of the Investment Company Act of 1940 (the "1940 Act").

         4.3. The MMS Trust, on behalf of each Acquired Fund, covenants that the corresponding Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

         4.4. The MMS Trust, on behalf of each Acquired Fund, will provide the Acquiring Fund with all such information as the Acquiring Fund reasonably requests concerning the record and beneficial ownership of shares of each class of each Acquired Fund.

         4.5. Subject to the provisions hereof, Alleghany, on its own behalf and on behalf of each Acquiring Fund; and the MMS Trust, on its own behalf and on behalf of each Acquired Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

         4.6. The MMS Trust, on behalf of each Acquired Fund, shall furnish to its corresponding Acquiring Fund on the Closing Date, a final statement of the total amount of each Acquired Fund's assets and liabilities as of the Applicable Valuation Time on the Closing Date, which statement shall be certified by an appropriate officer of the MMS Trust as being determined in accordance with generally accepted accounting principles consistently applied and as being valued in accordance with paragraph 2.1 hereof. As promptly as practicable, but in any case within sixty (60) days after the relevant Closing Date, the MMS Trust, on behalf of each Acquired Fund, shall furnish its corresponding Acquiring Fund, in such form as is reasonably satisfactory to Alleghany, on behalf of each Acquiring Fund, a statement certified by an officer of the MMS Trust of such Acquired Fund's federal income tax attributes that will be carried over to the corresponding Acquiring Fund in the Reorganization pursuant to
Section 381 of the Code.

         4.7. Alleghany, on behalf of each Acquiring Fund, has prepared and filed, or will prepare and file with the SEC a registration statement on Form N-14 under the Securities Act of 1933, as amended (the "1933 Act"), relating to the Acquiring Fund Shares, which, without limitation, shall include a proxy statement of the PIMCO Funds and the prospectuses of the Acquiring Funds of Alleghany relating to the transactions contemplated by this Agreement (the "Registration Statement"). PIMCO Funds, on behalf of each Acquired Fund, has provided or will provide each corresponding Acquiring Fund with the materials and information necessary to prepare the Proxy Materials for inclusion in the Registration Statement, prepared in accordance with paragraph 4.1, and with such other information and documents relating to each Acquired Fund as are requested by the corresponding Acquiring Fund and as are reasonably necessary for the preparation of the Registration Statement.

         4.8. After the Closing Date within the time period required by law, the MMS Trust, on behalf of each Acquired Fund: (a) shall prepare and file all federal and other tax returns and reports of each Acquired Fund required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date.

         4.9. With respect to each Acquiring Fund, Alleghany agrees to operate in accordance with its then current prospectus and statement of additional information prepared in accordance with Form N-1A, including qualifying as a regulated investment company under Subchapter M of the Code.

         4.10. Following the transfer of assets by each Acquired Fund to the corresponding Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Stated Liabilities of the Acquired Fund as contemplated herein, the MMS Trust will file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to such Acquired Fund(s), after the Closing Date within the time period required by law and also will take, to the extent required by law, all other steps as are necessary and proper to effect the termination or declassification of such Acquired Funds of the MMS Trust in accordance with the laws of the Commonwealth of Massachusetts and other applicable requirements.

         4.11. Each Acquired Fund will pay or cause to be paid to the corresponding Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Applicable Valuation Time, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the relevant Acquired Fund acquired by the corresponding Acquiring Fund.


5.       REPRESENTATIONS AND WARRANTIES

5.1 Alleghany, on behalf of itself and each Acquiring Fund, represents and warrants to the MMS Trust as follows:

         5.1.a. Alleghany was duly created pursuant to its Trust Instrument by the Trustees for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of the State of Delaware, and the Trust
                  Instrument directs the Trustees to manage the affairs of Alleghany and grants them all powers necessary or desirable to carry out such responsibility, including administering Alleghany business as conducted by Alleghany and as described in the Proxy Materials and current prospectuses of Alleghany; Alleghany is registered as an investment company classified as an open-end management company under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

         5.1.b The Registration Statement, including the current prospectuses and statement of additional information of each Acquiring Fund, conform or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         5.1.c. Each Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement by Alleghany for itself and on behalf of each Acquiring Fund will not (i) violate Alleghany's Trust Instrument or By-laws or (ii) result in a breach or violation of, or constitute a default under any material agreement or material instrument, to which Alleghany is a party or by which its properties or assets are bound;

     5.1.d. Except as previously disclosed in writing to the MMS Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Alleghany's knowledge, threatened against Alleghany or its business, the Acquiring Funds or any of their properties or assets, which, if adversely determined, would materially and adversely affect Alleghany or an Acquiring Fund's financial condition or the conduct of their business, and Alleghany knows of no facts that might form the basis for the institution of any such proceeding or investigation, and no Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

         5.1.e. All shares to be issued in connection with the Reorganization of the classes of each Acquiring Fund will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and non-assessable by Alleghany and neither Acquiring Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

         5.1.f. The execution, delivery and performance of this Agreement on behalf of each Acquiring Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of Alleghany and the Alleghany Board of Trustees, and this Agreement constitutes a valid and binding obligation of Alleghany and each Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         5.1.g. The Acquiring Fund Shares to be issued and delivered to the corresponding Acquired Fund for the account of the Acquired Fund Investors, pursuant to the terms hereof, will have been duly authorized as of the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable;

         5.1.h. On the effective date of the Registration Statement, at the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by Alleghany with respect to an Acquiring Fund for use in the Proxy Materials, the Registration Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

     5.1.i. No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Delaware law for the execution of this Agreement by Alleghany, for itself and on behalf of each Acquiring Fund, or the performance of the Agreement by Alleghany, for itself and on behalf of each Acquiring Fund, except for the effectiveness of the Registration Statement, any necessary exemptive relief or no-action assurances requested from the SEC or its Staff with respect to Sections 17(a) and 17(d) of the 1940 Act and Rule 17d-1 thereunder, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date;

         5.1.j. All federal and other tax returns and reports of Alleghany and each Acquiring Fund required by law to be filed on or before the Closing Date have been or will be filed, and all federal and other taxes owed by Alleghany on behalf of the Acquiring Funds have been or will be paid so far as due, and to the best of Alleghany's knowledge, after due inquiry, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         5.1.k. At the Closing Date, the Acquiring Funds will have good and marketable title to their assets and full right, power and authority to assign, deliver and otherwise transfer such assets; and

         5.1.l. The Acquiring Funds were established by the Board of Trustees of Alleghany in order to effect the transactions described in this Agreement. The Acquiring Funds have not yet filed their first federal income tax returns and, thus, have not yet elected to be treated as "regulated investment companies" for federal income tax purposes. However, upon filing their first income tax return at the completion of their first taxable year, the Acquiring Funds will elect to be "regulated investment companies" and until such time will take all steps necessary to ensure that they qualify for taxation as "regulated investment companies" under Sections 851 and 852 of the Code.

         5.2. The MMS Trust, on behalf of itself and each Acquired Fund, represents and warrants to Alleghany as follows:

          5.2.a. The MMS Trust was duly created pursuant to its Agreement and Declaration of Trust by the MMS Trust Board of Trustees for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of the Commonwealth of Massachusetts, and the Agreement and Declaration of Trust directs the Trustees to manage the affairs of the MMS Trust and grants them all powers necessary or desirable to carry out such responsibility, including administering MMS Trust business as currently conducted by the MMS Trust and as described in the current prospectuses of the MMS Trust; the MMS Trust is registered as an investment company, classified as an open-end management company under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

         5.2.b. All of the issued and outstanding shares representing units of beneficial interest of each Acquired Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws;

         5.2.c. The Acquired Funds are not in violation of, and the execution and the performance of the Agreement by the MMS Trust for itself and on behalf of each Acquired Fund does not and will not (i) violate the MMS Trust's Agreement and Declaration of Trust or By-Laws, or (ii) result in a breach or violation of, or constitute a default under, any term of any material agreement or material instrument to which the MMS Trust is a party or by which its properties or assets are bound, except as otherwise disclosed in writing to the Acquiring Funds;

          5.2.d. No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the MMS Trust's knowledge, threatened against any Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect such Acquired Fund's financial condition or the conduct of its business, and the MMS Trust knows of no facts that might form the basis for the institution of any such proceeding or investigation, and no Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

         5.2.e. The Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets of each Acquired Fund as of and for the year ended June 30, 1998, audited by PricewaterhouseCoopers LLP (copies of which have been or will be furnished to the Acquiring Funds) fairly present, in all material respects, the financial condition of each Acquired Fund as of such date and its results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such date there were no liabilities of either Acquired Fund (contingent or otherwise) known to the MMS Trust that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

         5.2.f. Since June 30, 1998, there has not been any material adverse change in any Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by an Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the corresponding Acquiring Fund, prior to the Closing Date (for the purposes of this subparagraph (f), neither a decline in an Acquired Fund's net asset value per share nor a decrease in an Acquired Fund's size due to redemptions shall be deemed to constitute a material adverse change);

         5.2.g. All federal and other tax returns and reports of the MMS Trust and each Acquired Fund required by law have been or will be filed, and all federal and other taxes owed by the MMS Trust and each Acquired Fund shall, with respect to all periods ending on or before the Closing Date, have been or will be paid so far as due, and to the best of the MMS Trust's knowledge, after due inquiry, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         5.2.h. For the full and partial taxable year from its inception through the Closing Date, each Acquired Fund has qualified, or will qualify, as a separate regulated investment company under Subchapter M of the Code and will take all necessary and required actions to maintain such status;

         5.2.i. All issued and outstanding shares of each Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable by the MMS Trust or any Acquired Fund, and all such shares will, at the time of the Closing(s), be held by the persons and in the amounts set forth in the list of Acquired Fund Investors provided to each corresponding Acquiring Fund pursuant to paragraph 3.4, and no Acquired Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

         5.2.j At the Closing Date, each Acquired Fund will have good and marketable title to its Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such Fund Assets hereunder, and upon delivery and payment for such Fund Assets as contemplated herein, the corresponding Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;

         5.2.k. The execution, delivery and performance of this Agreement on behalf of the Acquired Funds will have been duly authorized prior to the Closing Date by all necessary action on the part of the MMS Trust and the Board of Trustees thereof, and this Agreement constitutes a valid and binding obligation of the MMS Trust and each Acquired Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               5.2.l. From the effective date of the Registration Statement, through the time of the meeting of the Acquired Fund Investors and on the Closing Date, the Registration Statement and the Proxy Materials insofar as they relate to materials provided by the MMS Trust or the Acquired Funds, used in connection with the Registration Statement: (i) will comply in all material respects with the applicable provisions of the 1934 Act and the 1940 Act and the regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by the MMS Trust, on behalf of the Acquired Funds, for use in the Proxy Materials or in any other manner that may be necessary in connection with the transactions contemplated hereby will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

         5.2.m. No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the MMS Trust, for itself and on behalf of each Acquired Fund, or the performance of the Agreement by the MMS Trust for itself and on behalf of each Acquired Fund, except for any necessary exemptive relief or no-action assurances requested from the
                  SEC or its Staff with respect to Section 17(a) and 17(d) of the 1940 Act and Rule 17d-1 thereunder, and except for such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; and

         5.2.n. There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Proxy Materials or the registration statement of the MMS Trust.


6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUNDS

         The obligations of the MMS Trust to consummate the Reorganization with respect to each Acquired Fund shall be subject to the performance by Alleghany, for itself and on behalf of each Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to each corresponding Acquiring
Fund:

         6.1. All representations and warranties of Alleghany with respect to each Acquiring Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

         6.2. Alleghany, on behalf of each Acquiring Fund, shall have delivered to the MMS Trust at the Closing(s) a certificate executed on behalf of each corresponding Acquiring Fund by Alleghany's President, Secretary, Assistant Secretary, or other authorized officer, in a form reasonably satisfactory to the MMS Trust and dated as of the Closing Date, to the effect that the representations and warranties of Alleghany with respect to each Acquiring Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as such Acquired Fund shall reasonably request.

         6.3. Each Acquired Fund shall have received at the Closing(s) a favorable opinion of Sonnenschein Nath & Rosenthal, counsel to Alleghany (based upon or subject to such representations, assumptions, limitations or opinions of local counsel as such counsel may deem appropriate or necessary), dated as of the Closing Date, in a form (including the representations, assumptions, limitations or opinions of local counsel upon which it is based or to which it is subject) reasonably satisfactory to each Acquired Fund and its counsel, substantially to the effect that:

         6.3.a. Alleghany is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

         6.3.b. each Acquiring Fund is a portfolio of Alleghany, which is a business trust duly created pursuant to its Trust Instrument, is validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and to carry on its business as presently conducted and as it intends to be conducted, and the Trust Instrument directs the Board of Trustees thereof to manage the affairs of Alleghany and grants them all powers necessary or desirable to carry out such responsibility, including administering Alleghany's business as described in the current prospectuses of Alleghany;

         6.3.c. this Agreement has been duly authorized, executed and delivered on behalf of Alleghany and each Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement on behalf of the Acquiring Funds, is a valid and binding obligation of Alleghany enforceable against Alleghany in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         6.3.d. the Acquiring Fund Shares to be issued to the Acquired Funds Investors pursuant to this Agreement are duly registered under the 1933 Act on the appropriate form, and are duly authorized and upon such issuance will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of an Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

         6.3.e. the Registration Statement has become effective with the SEC and, to the best of such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened;

         6.3.f. no consent, approval, authorization, filing or order of any court or governmental authority of the United States or any state is required for the consummation by Alleghany of the Reorganization with respect to each Acquiring Fund;

         6.3.g. the execution and delivery of the Agreement and the performance of its terms by Alleghany, and each Acquiring Fund, do not violate or result in a violation of the Alleghany Trust Instrument or By-laws or any judgment, order or decree known to such counsel, of any court or arbiter, to which Alleghany is a party, and will not constitute a material breach of the terms, conditions or provisions of, or constitute a default under, any contract, undertaking, indenture or other agreement by which Alleghany is now bound or to which it is now a party;

         6.3.h. to such counsel's knowledge, (a) no legal or governmental proceedings existing on or before the date of mailing the Proxy Materials, involving Alleghany or the Acquiring Funds, are required to be described in the Proxy Materials which are not described as required and (b) there are no contracts or documents relating to Alleghany or the Acquiring Funds, known to such counsel, of a character required to be described in the Proxy Materials that are not described as required or to be filed as exhibits to the Registration Statement that are not filed as required;

         6.3.i. to such counsel's knowledge, except as otherwise disclosed in the Registration Statement no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against Alleghany or an Acquiring Fund or any of their properties or assets and neither Alleghany nor any Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or would materially and adversely affect, its business; and

               6.3.j. in addition, such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Funds at which the contents of the Proxy Materials and related matters were discussed, and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Materials, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Acquiring Funds), no facts have come to their attention that lead them to believe that the Proxy Materials as of its date, as of the date of the Acquired Fund shareholders' meeting, or as of the Closing Date, contained an untrue statement of a material fact regarding the Acquiring Funds or omitted to state a material fact required to be stated therein or necessary to make the statements therein regarding the Acquiring Funds, in light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquired Funds, contained in the Proxy Materials, and that such opinion is solely for the benefit of the Acquired Fund, its Board of Trustees and its officers.

         6.4. As of the Closing Date with respect to the Reorganization of each Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Funds, fee waiver or expense reimbursement undertakings, of the Acquiring Funds from those fee amounts, undertakings described in the prospectus of each Acquiring Fund delivered to the corresponding Acquired Fund pursuant to paragraph 4.1 and in the Proxy Materials.

         6.5. With respect to each Acquiring Fund, the Board of Trustees of Alleghany, including a majority of the "non-interested" (as defined in the 1940
Act) Trustees, has determined that the Reorganization is in the best interests of each Acquiring Fund and that the interests of the existing shareholders of each Acquiring Fund would not be diluted as a result of the Reorganization.


7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUNDS

         The obligations of Alleghany to consummate the Reorganization with respect to each Acquiring Fund shall be subject to the performance by the MMS Trust of all the obligations to be performed by it hereunder, with respect to each corresponding Acquired Fund, on or before the Closing Date and, in addition thereto, the following conditions:

         7.1. All representations and warranties of the MMS Trust with respect to the Acquired Funds contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

         7.2. The MMS Trust, on behalf of each Acquired Fund, shall have delivered to each corresponding Acquiring Fund at the Closing(s) a certificate executed on behalf of each Acquired Fund, by the MMS Trust's President, Secretary or Assistant Secretary, or other authorized officer, in form and substance satisfactory to the Acquiring Funds and dated as of the relevant Closing Date, to the effect that the representations and warranties of the MMS Trust with respect to each Acquired Fund made herein are true and correct at and as of such Closing Date, except as they may be affected by the transactions contemplated herein and as to such other matters as each Acquiring Fund shall reasonably request.

         7.3. Each Acquiring Fund shall have received at the Closing(s) a favorable opinion from Ropes & Gray, counsel to the MMS Trust (based upon or subject to such representations, assumptions, limitations or opinions of local counsel as such counsel may deem appropriate or necessary), dated as of the relevant Closing Date, in a form (including the representations, assumptions, limitations or opinions of local counsel upon which it is based or to which it is subject) reasonably satisfactory to such Acquiring Fund, substantially to the effect that:

         7.3.a. The MMS Trust is a duly registered, open-end investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

         7.3.b. each Acquired Fund is a portfolio of the MMS Trust, the MMS Trust is a business trust duly created pursuant to its Agreement and Declaration of Trust, is validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and the Agreement and Declaration of Trust directs the Trustees to manage the affairs of the MMS Trust and grants them all powers necessary or desirable to carry out such responsibility, including administering the MMS Trust's business as described in the current prospectuses of the MMS Trust;

         7.3.c. this Agreement has been duly authorized, executed and delivered by the MMS Trust on behalf of the MMS Trust and each Acquired Fund and, assuming that the Alleghany prospectus and the Proxy Materials comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement on behalf of each Acquiring Fund, is a valid and binding obligation of the MMS Trust, enforceable against the MMS Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

         7.3.d. no consent, approval, authorization, filing or order of any court or governmental authority of the United States or any state is required for the consummation of the Reorganization with respect to each Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required under state securities or blue sky laws or required subsequent to the Closing Date;

               7.3.e. to such counsel's knowledge, the execution and delivery of the Agreement and the performance of its terms by the MMS Trust, and each Acquired Fund, do not violate or result in a violation of the MMS Trust's Agreement and Declaration of Trust or By-Laws, or any judgment, order or decree known to such counsel, of any court or arbiter, to which the MMS Trust is a party, and, to such counsel's knowledge, will not constitute a material breach of the terms, conditions or provisions of, or constitute a default under, any contract, undertaking, indenture or other agreement by which the MMS Trust is now bound or to which it is now a party, it being understood that with respect to investment restrictions contained in the MMS Trust Instrument and Declaration of Trust, By-laws or then current prospectus or statements of additional information, such counsel may rely on a certificate of an officer of the MMS Trust whose responsibility it is to advise the MMS Trust and the Acquired Funds;

         7.3.f. to such counsel's knowledge, (a) no legal or governmental proceedings existing on or before the date of mailing the Proxy Materials involving the MMS Trust or the Acquired Funds, are required to be described in the Proxy Materials which are not described as required and (b) there are no contracts or documents relating to the MMS Trust or the Acquired Funds, known to such counsel, of a character required to be described in the Proxy Materials that are not described as required;

         7.3.g. to such counsel's knowledge, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the MMS Trust or an Acquired Fund or any of their properties or assets and neither the MMS Trust nor an Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or would materially and adversely affect, its business; and

               7.3.h. in addition, such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquired Funds at which the contents of the Proxy Materials and related matters were discussed, and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Materials, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Acquired
               Fund), no facts have come to their attention that lead them to believe that the Proxy Materials as of its date, as of the date of the Acquired Fund shareholders' meeting, or as of the Closing Date, contained an untrue statement of a material fact regarding the Acquired Funds or omitted to state a material fact required to be stated therein or necessary to make the statements therein regarding the Acquired Funds, in light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquiring Fund, contained in the Proxy Materials, and that such opinion is solely for the benefit of the Acquiring Funds, and the Board of Trustees and officers of the Acquiring Fund.

         7.4 Alleghany, on behalf of each Acquiring Fund, shall have received from PricewaterhouseCoopers LLP, a letter addressed to Alleghany, on behalf of each Acquiring Fund, and dated as of the Closing Date with respect to the Acquired Funds, in form and substance satisfactory to Alleghany, to the effect that:

         7.4.a. they are independent accountants with respect to the MMS Trust and each Acquired Fund within the meaning of the 1933 Act and the applicable regulations thereunder;

         7.4.b. in their opinion, the audited financial statements and the Per Share Data provided in accordance with Items 9 and 22 in Form N-1A (the "Per Share Data") of the Acquired Fund included or incorporated by reference in the Registration Statement previously reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

         7.4.c. on the basis of limited procedures agreed upon by Alleghany, on behalf of the Acquiring Funds, and the MMS Trust, on behalf of the Acquired Funds, and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to the Acquired Funds appearing in the Registration Statement or incorporated therein that is expressed in dollars or percentages of dollars (with the exception of performance comparisons) has been obtained from the accounting records of the Acquired Funds or from schedules prepared by officers of the MMS Trust having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

         7.5. The MMS Trust shall have delivered to the Acquiring Funds, pursuant to paragraph 5.2(e), copies of financial statements of each Acquired Fund as of and for the period ended June 30, 1998, audited by PricewaterhouseCoopers LLP.

         7.6. With respect to each Acquired Fund, the Board of Trustees of the MMS Trust, including a majority of "non-interested" Trustees, has determined that the Reorganization is in the best interests of each Acquired Fund and that the interests of the existing investors in each Acquired Fund would not be diluted as a result of the Reorganization.

               8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS

         The obligations of each Acquiring Fund and of each corresponding Acquired Fund herein are subject to the satisfaction of the following further conditions on or before the Closing Date with respect to each Acquiring Fund and each corresponding Acquired Fund:

         8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest in each Acquired Fund in accordance with the provisions of the MMS Trust's Agreement and Declaration of Trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to each corresponding Acquiring Fund.

         8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein.

         8.3. All consents of other parties and all other consents, orders, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities) deemed necessary by Alleghany, on behalf of the Acquiring Funds or by the MMS Trust, on behalf of the Acquired Funds, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not, in the opinion of the party asserting that the condition to closing has not been satisfied, involve a risk of a material adverse effect on the assets or properties of any Acquiring Fund or its corresponding Acquired Fund.

         8.4. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5. Except to the extent prohibited by Rule 19b-1 promulgated under the 1940 Act, each Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to each Acquired Fund's shareholders all of its investment company taxable income for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in each taxable year ending on or prior to the Closing Date (after reduction for any capital loss carry forward.)

         8.6. The Acquiring Funds and the Acquired Funds shall have received from KPMG Peat Marwick LLP a letter dated as of the Closing Date, in form and substance satisfactory to Alleghany and to the MMS Trust, to the effect that on the basis of limited procedures agreed upon by Alleghany, on behalf of the Acquiring Funds and the MMS Trust, on behalf of the Acquired Funds (but not an examination in accordance with generally accepted auditing standards): (i) the data utilized in the calculations of the projected expense ratio appearing in the Proxy Materials agree with underlying accounting records of the Acquiring Funds and the Acquired Funds and (ii) certain other procedures as considered necessary by Alleghany.

8.7. Alleghany and the MMS Trust shall have received an opinion of Sonnenschein Nath & Rosenthal addressed to both Alleghany and the MMS Trust which will be based upon the representations and assumptions provided by Alleghany, the MMS Trust and Blairlogie Captial Management substantially to the effect that, for federal income tax purposes:

         8.7.a. Each of the Acquiring Funds and each of the Acquired Funds will be treated as corporations separate from the other series of the Alleghany and the MMS Trust, respectively;

         8.7.b Although there is no controlling authority on point, the transfer by each of the Acquired Funds of all or substantially all of their assets in exchange for the corresponding Acquiring Funds shares and the assumption by each Acquiring Fund of certain of corresponding Acquired Fund's liabilities and the subsequent liquidation of each Acquired Fund pursuant to the Reorganizations should constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code (the "Code"), and each Acquiring Fund and Acquired Fund should be "a party to reorganization" within the meaning of
                  Section 368(b) of the Code. The conclusions set forth below assume that the conclusion set forth in this Section 8.7.b. is correct;

         8.7.c Neither of the Acquired Funds will recognize any gain or loss as a result of the Reorganizations;

         8.7.d. Neither of the Acquiring Funds will recognize any gain or loss on the receipt of the assets of the corresponding Acquiring
                  Fund in exchange for shares of the corresponding Acquiring Fund in the Reorganizations;

         8.7.e. The adjusted tax basis and holding period in the assets of each of the Acquiring Funds received from the corresponding Acquired Funds in the Reorganizations will be the same as the adjusted tax basis and will include the holding period, respectively, of such assets in the hands of the corresponding Acquiring Fund immediately prior to the Reorganizations;

         8.7.f. The shareholders of each of the Acquired Funds who exchange shares of each of the Acquired Funds solely for shares of the corresponding Acquiring Funds in the Reorganizations will not recognize any gain or loss;

         8.7.g. The aggregate tax basis of Acquiring Fund shares received by each shareholder of the Acquired Funds in the Reorganizations will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

         8.7.h. Each former Acquired Fund shareholders' holding period of Acquiring Funds shares received in the Reorganizations will be determined by including the period for which Acquired Fund shares were held by such shareholder at the time of the Reorganizations provided that such shareholder held the Acquired Fund shares as a capital asset; and

         8.7.i. Each of the Acquiring Funds will succeed to and take into account the tax attributes of the corresponding Acquired Funds described in Section 381(c) of the Code, subject to the conditions and limitations contained in Section 381(c) of the Code.

         Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor its corresponding Acquired Fund may waive the conditions set forth in this paragraph 8.7.


9.       BROKERAGE FEES AND EXPENSES

         9.1. Alleghany, for itself and on behalf of the Acquiring Funds, and the MMS Trust, on behalf of itself and on behalf of the Acquired Funds, represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         9.2. Except as otherwise provided herein, Alleghany will bear the expenses incurred in connection with entering into and carrying out the provisions of this Agreement, provided that the MMS Trust shall be responsible for all accounting fees incurred by it or its affiliates in connection with entering into and carrying out this Agreement.


10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1. This Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

         10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.


11.      TERMINATION

         11.1.   This   Agreement  may  be  terminated   and  the   transactions
contemplated hereby may be abandoned at any time prior to the Closing:

         11.1.a.  by the mutual written consent of Alleghany and the MMS Trust;

         11.1.b. by either Alleghany or the MMS Trust by notice to the other, without liability to the terminating party on account of such termination (provided any such termination shall not excuse the terminating party from any liability arising out of a default or breach of this Agreement by such terminating party), if such Closing(s) shall not have occurred on or before March 31, 1999; or

         11.1.c by either of Alleghany or the MMS Trust, in writing without liability to the terminating party on account of such termination (provided any such termination shall not excuse the terminating party from any liability arising out of a material default or breach of this Agreement by such terminating party), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed prior to the Closing Date,
                  (ii) the other party materially breaches or shall have breached any of its representations, warranties or covenants contained herein, or (iii) any other express condition precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2.  Termination of this Agreement  pursuant to paragraphs 11.1(a) or
(b) shall terminate all obligations of the parties hereunder with respect to the Acquired Fund and Acquiring Fund affected by such termination, or with respect to Alleghany and the MMS Trust, as the case may be, and there shall be no liability for damages on the part of Alleghany or the MMS Trust or the Trustees or officers of Alleghany or the MMS Trust, to any other party or its Trustees or officers on account of termination pursuant to paragraphs 11.1(a) or (b); provided, however, that notwithstanding any termination of this Agreement pursuant to paragraph 11.1, such termination shall not relieve either party of its respective obligations pursuant to Section 9.2 hereof.


12.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Alleghany, acting on behalf of each Acquiring Fund and the authorized officers of the MMS Trust, acting on behalf of the shareholders of each Acquired Fund; provided, however, that following the meeting of the shareholders of the Acquired Funds, no such amendment may have the effect of changing the provisions for determining the number of shares of the corresponding Acquiring Funds to be issued to the Acquired Fund Investors under this Agreement to the detriment of such Acquired Fund Investors, or otherwise materially and adversely affecting such Acquired Fund, without the Acquired Fund obtaining the Acquired Fund Investors' further approval except that nothing in this paragraph 12 shall be construed to prohibit any Acquiring Fund and the corresponding Acquired Fund from amending this Agreement to change the Closing Date or Applicable Valuation Time by mutual agreement.


13.      NOTICES

         Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to:

         For Alleghany, on behalf of itself and each Acquiring Fund:

                  Alleghany Funds
                  171 North Clark Street
                  Chicago, Illinois  60601
                  Attention:  President

         with copies (which shall not constitute notice) to:

                  Sonnenschein Nath & Rosenthal
                  8000 Sears Tower
                  Chicago, Illinois  60606
                  Attention:  Arthur J. Simon

         For the MMS Trust, on behalf of itself and each Acquired Fund:

                  PIMCO Funds:  Multi-Manager Series
                  840 Newport Center Drive
                  Suite 360
                  Newport Beach, California  92660
                  Attention:  __________________

         with copies (which shall not constitute notice) to:

                  Ropes & Gray
                  One International Place
                  Boston, Massachusetts  02110-2624
                  Attention:  J.B. Kittredge

14.      INDEMNIFICATION

         14.1. The MMS Trust will indemnify and hold harmless, out of its assets but no other assets, the Acquiring Funds and such Funds' Trustees, officers or other agents (for purposes of this paragraph 14, the "Alleghany Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Alleghany Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Alleghany Indemnified Parties may be involved or with which any one or more of the Alleghany Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact, provided or made by the MMS Trust or the Acquired Funds, and relating to the MMS Trust or the Acquired Fund, contained in the Proxy Materials or Registration Statement, or any amendment or supplement thereto, or arising out of or based upon the omission or alleged omission to state in the Registration Statement a material fact relating to the MMS Trust or the Acquired Funds, required to be stated therein or necessary to make the statements therein not misleading, including, without limitation, any amounts paid by any one or more of the Alleghany Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquired Funds. Each Acquired Fund, however, will not indemnify or hold harmless the Alleghany Indemnified Parties, identified in this paragraph 14, for any expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Alleghany Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Alleghany Indemnified Parties may be involved or with which any one or more of the Alleghany Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Alleghany or the Acquiring Funds contained in the representations, warranties and covenants of this Agreement or arising out of or based upon the omission or alleged omission to state in the foregoing representations, warranties and covenants, a material fact relating to Alleghany or the Acquiring Funds required to be stated therein or necessary to make the statements relating to the
Alleghany or the Acquiring Funds therein not misleading. The Alleghany Indemnified Parties will notify the Acquired Funds in writing within ten days after the receipt by any one or more of the Alleghany Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Alleghany Indemnified Parties as to any matters covered by this paragraph 14. The Acquired Funds shall be entitled to participate at their own expense in the defense of any claim, action, suit or proceeding covered by this paragraph 14, or, if they so elect, to assume at their expense by counsel satisfactory to the Alleghany Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Funds elect to assume such defense, the Alleghany Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquired Funds' obligation under this paragraph 14 to indemnify and hold harmless the Alleghany Indemnified Parties shall constitute a guarantee of payment so that the MMS Trust or the Acquired Funds will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by them under this paragraph 14 without the necessity of the Alleghany Indemnified Parties first paying the same.

         14.2 Alleghany will indemnify and hold harmless, out of its assets but no other assets, the Acquired Funds and such Funds' Trustees, officers or other agents (for purposes of this paragraph 14, the "PIMCO Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the PIMCO Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the PIMCO Indemnified Parties may be involved or with which any one or more of the PIMCO
Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact, provided or made by the Alleghany or the Acquiring Funds, and relating to Alleghany or the Acquired Funds, contained in the Proxy Materials or Registration Statement, or any amendment or supplement thereto, or arising out of or based upon the omission or alleged omission to state in the foregoing Registration Statement a material fact relating to Alleghany or the Acquiring Funds, required to be stated therein or necessary to make the statements therein not misleading, including, without limitation, any amounts paid by any one or more of the PIMCO Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquiring Funds. Each Acquired Fund, however, will not indemnify or hold harmless the PIMCO Indemnified Parties, identified in this paragraph 14, for any expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the PIMCO Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the PIMCO Indemnified Parties may be involved or with which any one or more of the PIMCO Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the MMS Trust or the Acquired Funds contained in the representations, warranties and covenants of this Agreement or arising out of or based upon the omission or alleged omission to state in the foregoing representations, warranties and covenants, a material fact relating to the MMS Trust or the Acquired Funds required to be stated therein or necessary to make the statements relating to the MMS Trust or the Acquired Funds therein not misleading. The PIMCO Indemnified Parties will notify the Acquiring Funds in writing within ten days after the receipt by any one or more of the PIMCO Indemnified Parties of any notice of legal process or any suit brought against or claim made against such PIMCO Indemnified Parties as to any matters covered by this paragraph 14. The Acquiring Funds shall be entitled to participate at their own expense in the defense of any claim, action, suit or proceeding covered by this paragraph 14, or, if they so elect, to assume at its expense by counsel satisfactory to the PIMCO Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquiring Funds elect to assume such defense, the PIMCO Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Funds' obligation under this paragraph 14 to indemnify and hold harmless the PIMCO Indemnified Parties shall constitute a guarantee of payment so that Alleghany or the Acquiring Funds will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by them under this paragraph 14 without the necessity of the PIMCO Indemnified Parties first paying the same.


               15. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

         15.1. The article and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, paragraphs, subparagraphs or Exhibits shall be construed as referring to Articles, paragraphs or subparagraphs hereof or Exhibits hereto, respectively. Whenever the terms hereto, hereunder, herein or hereof are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Article, paragraph, subparagraph or sentence.

         15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         15.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         15.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         15.5. It is expressly agreed that the obligations of Alleghany hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Alleghany personally, but shall bind only the assets and the property of the respective Acquiring Fund of Alleghany, as provided in its Trust Instrument. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and the property of the respective Acquiring Fund of Alleghany as provided in its Trust Instrument.

         15.6. No Acquired Fund shall have any liability for the obligations of any other Acquired Fund hereunder and no Acquiring Fund shall have any liability for the obligation of any other Acquiring Fund hereunder.

         15.7. A copy of the Second Amended Agreement and Declaration of Trust of the MMS Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the MMS Trust on behalf of the Acquired Funds as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the MMS Trust individually but are binding only upon the assets and property of the Acquired Funds.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer, and attested by its Secretary.


                                             ALLEGHANY FUNDS, for itself and on
                                             behalf of each Acquiring Fund

         ATTEST:

         ________________________________   By: ________________________________
                  Secretary                             Stuart Bilton
                                                      Chairman of the Board

                                                      PIMCO FUNDS:  MULTI-
                                                 MANAGER SERIES, for itself and
         ATTEST:                                on behalf of each Acquired Fund


         ________________________________   By: ________________________________
                  Secretary                            William D. Cvengros
                                                     Chief Executive Officer

                                   SCHEDULE A


PIMCO FUND/SHARE CLASS                                                CORRESPONDING ALLEGHANY/SHARE CLASS

PIMCO EMERGING MARKET FUND                                            ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND

         Class A Shares                                                         Class N Shares
         Class B Shares                                                         Class N Shares
         Class C Shares                                                         Class N Shares
         Administrative Class Shares                                            Class N Shares
         Institutional Class Shares                                             Class I Shares



PIMCO INTERNATIONAL                                                   ALLEGHANY/BLAIRLOGIE INTERNATIONAL
DEVELOPED FUND                                                        DEVELOPED FUND

         Class A Shares                                                         Class N Shares
         Class B Shares                                                         Class N Shares
         Class C Shares                                                         Class N Shares
         Administrative Class Shares                                            Class N Shares
         Institutional Class Shares                                             Class I Shares



11003507\V-11

11003507\V-10
                                                                III

                                                            APPENDIX II
                    FEE AND EXPENSE SUMMARIES OF PIMCO FUNDS
                       AND THE CORRESPONDING ALLEGHANY FUN
                         -----------------------------------------------

         The following tables (a) compare the fees and expenses for the PIMCO Funds for the year ended June 30, 1998 and (b) show the estimated fees and expenses for the corresponding Alleghany Funds on a pro forma basis after giving effect to the Reorganizations. The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in these portfolios will bear as shareholders. The tables do not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in the portfolios. Blairlogie has committed to maintain (after waivers and reimbursements) current expense ratios for all Alleghany Fund share classes for a period of at least two years after the Closing.

                    PIMCO EMERGING MARKETS FUND - CLASS A

              ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND - CLASS N


                                                                                                         PRO FORMA
                                                                             PIMCO                  ALLEGHANY/BLAIRLOGIE
                                                                           EMERGING                       EMERGING
                                                                         MARKETS FUND                   MARKETS FUND

SHAREHOLDER FEES (fees paid directly from shareholder investment):
       Maximum Sales Load Imposed on Purchases
              (as a percentage of offering price).............               5.50%                          None
       Maximum Sales Load Imposed on
              Reinvested Dividends............................               None                           None
       Maximum Deferred Sales Load............................              1.00%*                          None
       Redemption Fees........................................               None                           None
       Exchange Fee ..........................................               None                           None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets as a percentage of average net assets):
       Management/Advisory Fees...............................               0.85%                           0.52%**
Distribution/12b-1 Fees.......................................               0.25%                         0.25%
       Other Expenses***......................................               0.65%                         0.83%

TOTAL FUND OPERATING EXPENSES                                                1.75%                         1.60%

  *      Imposed in certain circumstances where Class A shares are purchased without front-end sales charges at the time of purchase.
  **     After waivers and reimbursements.  Before waivers and reimbursements, the Alleghany Management/Advisory Fee would be
         0.85%.
  *** Other expenses for each Alleghany fund will be based on estimated  amounts for the current fiscal year.

         Example:

               You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:

                                                                                                             PRO FORMA
                                                                                  PIMCO                 ALLEGHANY/BLAIRLOGIE
                                                                                EMERGING                      EMERGING
                                                                              MARKETS FUND                  MARKETS FUND

1 year...............................................................             $ 72                          $ 16
3 years..............................................................               107                            50
5 years..............................................................               145                            86
10 years.............................................................               250                          187

--------------------------------------------------------------------------

*  THIS  EXAMPLE  SHOULD  NOT BE  CONSIDERED  A  REPRESENTATION  OF FUTURE
         EXPENSES,  WHICH MAY BE MORE OR LESS THAN THOSE  SHOWN.  THE ASSUMED 5%
         ANNUAL  RETURN  IS   HYPOTHETICAL   AND  SHOULD  NOT  BE  CONSIDERED  A
         REPRESENTATION  OF PAST OR FUTURE ANNUAL  RETURN;  ACTUAL RETURN MAY BE
         GREATER OR LESS THAN THE ASSUMED AMOUNT.


                                       PIMCO EMERGING MARKETS FUND - CLASS B

              ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND - CLASS N


                                                                                                          PRO FORMA
                                                                             PIMCO                  ALLEGHANY/BLAIRLOGIE
                                                                           EMERGING                       EMERGING
                                                                         MARKETS FUND                   MARKETS FUND

SHAREHOLDER FEES (fees paid directly from shareholder investment):
       Maximum Sales Load Imposed on Purchases
              (as a percentage of offering price).............               None                           None
       Maximum Sales Load Imposed on
              Reinvested Dividends............................               None                           None
       Maximum Deferred Sales Load............................              5.00%*                          None
       Redemption Fees........................................               None                           None
       Exchange Fee...........................................                                              None
ANNUAL FUND OPERATING  EXPENSES  (expenses that are deduced from the fund assets as a percentage of average net assets):
       Management/Advisory Fees...............................
       Distribution/12b-1 Fees................................               0.85%                           0.52%**
       Other Expenses***......................................               1.00%                          0.25%
                                                                             0.65%                          0.83%
TOTAL FUND OPERATING EXPENSES                                                2.50%                          1.60%


*        The maximum  deferred sales load is imposed on shares  redeeded  within the first  year.  For shares  held  longer  than one year,  the maximum deferred  salesload  declines to 4% in the second year, 3% in the third year,  2% in the fifth year and 1% in the sixth  year.  In the  seventh year, redemption may be made with no deferred sales load.
**       After waivers and reimbursements.  Before waivers and reimbursements, the Alleghany Management/Advisory Fee would be
         0.85%.
***      Other expenses for each Alleghany fund are based on estimated amounts for the current fiscal year.

Example:

               You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period.

                                                                                                            PRO FORMA
                                                                                 PIMCO                 ALLEGHANY/BLAIRLOGIE
                                                                                EMERGING                     EMERGING
                                                                              MARKETS FUND                 MARKETS FUND

1 year...............................................................             $ 75                         $16
3 years..............................................................              108                           50
5 years..............................................................              153                           86
10 years.............................................................              256                          187


-------------------------------------------------------------------------

*   THIS  EXAMPLE  SHOULD  NOT BE  CONSIDERED  A  REPRESENTATION  OF FUTURE
         EXPENSES,  WHICH MAY BE MORE OR LESS THAN THOSE  SHOWN.  THE ASSUMED 5%
         ANNUAL  RETURN  IS   HYPOTHETICAL   AND  SHOULD  NOT  BE  CONSIDERED  A
         REPRESENTATION  OF PAST OR FUTURE ANNUAL  RETURN;  ACTUAL RETURN MAY BE
         GREATER OR LESS THAN THE ASSUMED AMOUNT.

                               PIMCO EMERGING MARKETS FUND - CLASS C

              ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND - CLASS N


                                                                                                         PRO FORMA
                                                                             PIMCO                  ALLEGHANY/BLAIRLOGIE
                                                                           EMERGING                       EMERGING
                                                                         MARKETS FUND                   MARKETS FUND

SHAREHOLDER FEES (fees paid directly from shareholder investment):
       Maximum Sales Load Imposed on Purchases
              (as a percentage of offering price).............               None                           None
       Maximum Sales Load Imposed on
              Reinvested Dividends............................               None                           None
       Deferred Sales Load....................................              1.00%*                          None
       Redemption Fees........................................               None                           None
       Exchange Fee...........................................               None

ANNUAL FUND OPERATING  EXPENSES (expenses that are deduced from fund assets as a percentage of average net assets):
       Management/Advisory Fees...............................               0.85%                           0.52%**
       Distribution/12b-1 Fees................................               1.00%                         0.25%
       Other Expenses***......................................               0.65%                         0.83%

TOTAL FUND OPERATING EXPENSES                                                2.50%                         1.60%

*        Imposed only when shares redeemed in first year.
**       After waivers and reimbursements.  Before waivers and reimbursements, the Alleghany Management/Advisory Fee would be
         0.85%.
***      Other expenses for each Alleghany fund are based on estimated amounts for the current fiscal year.

         Example:

               You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:

                                                                                                             PRO FORMA
                                                                                  PIMCO                 ALLEGHANY/BLAIRLOGIE
                                                                                EMERGING                      EMERGING
                                                                              MARKETS FUND                  MARKETS FUND

1 year...............................................................              $35                          $16
3 years..............................................................               78                            50
5 years..............................................................              133                            86
10 years.............................................................              284                           187

-------------------------------------------------------------------------

*   THIS  EXAMPLE  SHOULD  NOT BE  CONSIDERED  A  REPRESENTATION  OF FUTURE
         EXPENSES,  WHICH MAY BE MORE OR LESS THAN THOSE  SHOWN.  THE ASSUMED 5%
         ANNUAL  RETURN  IS   HYPOTHETICAL   AND  SHOULD  NOT  BE  CONSIDERED  A
         REPRESENTATION  OF PAST OR FUTURE ANNUAL  RETURN;  ACTUAL RETURN MAY BE
         GREATER OR LESS THAN THE ASSUMED AMOUNT.


                PIMCO EMERGING MARKETS FUND - INSTITUTIONAL CLASS

              ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND - CLASS I


                                                                                                         PRO FORMA
                                                                             PIMCO                  ALLEGHANY/BLAIRLOGIE
                                                                           EMERGING                       EMERGING
                                                                         MARKETS FUND                   MARKETS FUND

SHAREHOLDER FEES (fees paid directly from shareholder investment):
       Maximum Sales Load Imposed on Purchases
              (as a percentage of offering price).............               None                           None
       Maximum Sales Load Imposed on
              Reinvested Dividends............................               None                           None
       Deferred Sales Load....................................               None                           None
       Redemption Fees........................................               None                           None
       Exchange Fee...........................................               None                           None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets as a percentage of average net assets):
       Management/Advisory Fees...............................               0.85%                          0.52%*
       Distribution/12b-1 Fees................................               None                           None
       Other Expenses**.......................................               0.50%                         0.83%

TOTAL FUND OPERATING EXPENSES                                                1.35%                         1.35%

*        After  waivers and  reimbursements.  Before  waivers and  reimbursements,  the Alleghany  Management/Advisory  Fee would be
         0.85%.
**       Other expenses for each Alleghany fund are based on estimated amounts for the current fiscal year.

         Example:

               You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:

                                                                                                            PRO FORMA
                                                                                 PIMCO                 ALLEGHANY/BLAIRLOGIE
                                                                                EMERGING                     EMERGING
                                                                              MARKETS FUND                 MARKETS FUND

1 year...............................................................             $14                          $14
3 years..............................................................              43                           43
5 years..............................................................              74                           74
10 years.............................................................             163                           163
-------------------------------------------------------------------------

*   THIS  EXAMPLE  SHOULD  NOT BE  CONSIDERED  A  REPRESENTATION  OF FUTURE
         EXPENSES,  WHICH MAY BE MORE OR LESS THAN THOSE  SHOWN.  THE ASSUMED 5%
         ANNUAL  RETURN  IS   HYPOTHETICAL   AND  SHOULD  NOT  BE  CONSIDERED  A
         REPRESENTATION  OF PAST OR FUTURE ANNUAL  RETURN;  ACTUAL RETURN MAY BE
         GREATER OR LESS THAN THE ASSUMED AMOUNT.

               PIMCO EMERGING MARKETS FUND - ADMINISTRATIVE CLASS

              ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND - CLASS N


                                                                                                          PRO FORMA
                                                                             PIMCO                  ALLEGHANY/BLAIRLOGIE
                                                                           EMERGING                       EMERGING
                                                                         MARKETS FUND                   MARKETS FUND

SHAREHOLDER FEES (fees paid directly from Shareholder investment):
       Maximum Sales Load Imposed on Purchases
              (as a percentage of offering price).............               None                           None
       Maximum Sales Load Imposed on
              Reinvested Dividends............................               None                           None
       Deferred Sales Load....................................               None                           None
       Redemption Fees........................................               None                           None
       Exchange Fee...........................................               None                           None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets as a percentage of average net assets):
       Management/Advisory Fees...............................               0.85%                            0.52%*
       Distribution/12b-1 Fees................................               0.25%                          0.25%
       Other Expenses**.......................................               0.50%                          0.83%

TOTAL FUND OPERATING EXPENSES                                                1.60%                          1.60%

*        After  waivers and  reimbursements.  Before  waivers and  reimbursements,  the Alleghany  Management/Advisory  Fee would be
         0.85%.
**       Other expenses for each Alleghany fund are based on estimated amounts for the current fiscal year.

Example:

               You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:

                                                                                                            PRO FORMA
                                                                                 PIMCO                 ALLEGHANY/BLAIRLOGIE
                                                                                EMERGING                     EMERGING
                                                                              MARKETS FUND                 MARKETS FUND

1 year...............................................................             $16                          $16
3 years..............................................................              50                           50
5 years..............................................................              87                           86
10 years.............................................................             190                          187


-------------------------------------------------------------------------

*   THIS  EXAMPLE  SHOULD  NOT BE  CONSIDERED  A  REPRESENTATION  OF FUTURE
         EXPENSES,  WHICH MAY BE MORE OR LESS THAN THOSE  SHOWN.  THE ASSUMED 5%
         ANNUAL  RETURN  IS   HYPOTHETICAL   AND  SHOULD  NOT  BE  CONSIDERED  A
         REPRESENTATION  OF PAST OR FUTURE ANNUAL  RETURN;  ACTUAL RETURN MAY BE
         GREATER OR LESS THAN THE ASSUMED AMOUNT.

                  PIMCO INTERNATIONAL DEVELOPED FUND - CLASS A

                 ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND - CLASS N


                                                                                                         PRO FORMA
                                                                             PIMCO                   ALLEGHANY/BLAIRLOGIE
                                                                         INTERNATIONAL                  INTERNATIONAL
                                                                         DEVELOPED FUND                 DEVELOPED FUND

SHAREHOLDER FEES (fees paid directly from shareholder investment):
       Maximum Sales Load Imposed on Purchases
              (as a percentage of offering price).............               5.50%                           None
       Maximum Sales Load Imposed on
              Reinvested Dividends............................                None                           None
       Maximum Deferred Sales Load............................               1.00%*                          None
       Redemption Fees........................................                None                           None
       Exchange Fee...........................................                None                           None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets as a percentage of average net assets):
       Management/Advisory Fees...............................               0.60%                          0.85%
       Distribution/12b-1 Fees................................               0.25%                          0.25%
       Other Expenses**.......................................               0.65%                          0.25%

TOTAL FUND OPERATING EXPENSES                                                1.50%                          1.35%

*        Imposed in certain  circumstances  where  Class A Shares are  purchased without front end sales changes at the time of purchase.
**       Other expenses for each Alleghany fund are based on estimated amounts for the current fiscal year.

Example:

               You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:


                                                                                                             PRO FORMA
                                                                                  PIMCO                 ALLEGHANY/BLAIRLOGIE
                                                                              INTERNATIONAL                INTERNATIONAL
                                                                             DEVELOPED FUND                DEVELOPED FUND

1 year...............................................................              $69                          $14
3 years..............................................................              100                            43
5 years..............................................................              132                            74
10 years.............................................................              244                           163

-------------------------------------------------------------------------

*  THIS  EXAMPLE  SHOULD  NOT BE  CONSIDERED  A  REPRESENTATION  OF FUTURE
         EXPENSES,  WHICH MAY BE MORE OR LESS THAN THOSE  SHOWN.  THE ASSUMED 5%
         ANNUAL  RETURN  IS   HYPOTHETICAL   AND  SHOULD  NOT  BE  CONSIDERED  A
         REPRESENTATION  OF PAST OR FUTURE ANNUAL  RETURN;  ACTUAL RETURN MAY BE
         GREATER OR LESS THAN THE ASSUMED AMOUNT.


                  PIMCO INTERNATIONAL DEVELOPED FUND - CLASS B

         ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND - CLASS N


                                                                                                          PRO FORMA
                                                                             PIMCO                   ALLEGHANY/BLAIRLOGIE
                                                                         INTERNATIONAL                  INTERNATIONAL
                                                                         DEVELOPED FUND                 DEVELOPED FUND

SHAREHOLDER FEES (fees paid directly from shareholder investment):
       Maximum Sales Load Imposed on Purchases
              (as a percentage of offering price).............                None                           None
       Maximum Sales Load Imposed on
              Reinvested Dividends............................                None                           None
       Deferred Sales Load....................................               5.00%*                          None
       Redemption Fees........................................                None                           None
       Exchange Fee...........................................                None                           None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets as a percentage of average net assets):
       Management/Advisory Fees...............................               0.60%                          0.85%
       Distribution/12b-1 Fees................................               1.00%                          0.25%
       Other Expenses**.......................................               0.65%                          0.25%

TOTAL FUND OPERATING EXPENSES                                                2.25%                          1.35%

*        The maximum  deferred sales load is imposed on shares  redeeded  within the first  year.  For shares  held  longer  than one year,  the maximum deferred  salesload  declines to 4% in the second year, 3% in the third year,  2% in the fifth year and 1% in the sixth  year.  In the  seventh year, redemption may be made with no deferred sales load.
**       Other expenses for each Alleghany fund are based on estimated amounts for the current fiscal year.

Example:

               You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:

                                                                                                             PRO FORMA
                                                                                  PIMCO                 ALLEGHANY/BLAIRLOGIE
                                                                              INTERNATIONAL                INTERNATIONAL
                                                                             DEVELOPED FUND                DEVELOPED FUND

1 year...............................................................              $73                          $14
3 years..............................................................              100                            43
5 years..............................................................              140                            74
10 years.............................................................              230                           163

-------------------------------------------------------------------------

*   THIS  EXAMPLE  SHOULD  NOT BE  CONSIDERED  A  REPRESENTATION  OF FUTURE
         EXPENSES,  WHICH MAY BE MORE OR LESS THAN THOSE  SHOWN.  THE ASSUMED 5%
         ANNUAL  RETURN  IS   HYPOTHETICAL   AND  SHOULD  NOT  BE  CONSIDERED  A
         REPRESENTATION  OF PAST OR FUTURE ANNUAL  RETURN;  ACTUAL RETURN MAY BE
         GREATER OR LESS THAN THE ASSUMED AMOUNT.


                  PIMCO INTERNATIONAL DEVELOPED FUND - CLASS C

                  ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND - CLASS N


                                                                                                           PRO FORMA
                                                                              PIMCO                   ALLEGHANY/BLAIRLOGIE
                                                                          INTERNATIONAL                  INTERNATIONAL
                                                                         DEVELOPED FUND                  DEVELOPED FUND

SHAREHOLDER FEES (fees paid directly from shareholder investment):
       Maximum Sales Load Imposed on Purchases
              (as a percentage of offering price).............                None                            None
       Maximum Sales Load Imposed on
              Reinvested Dividends............................                None                            None
       Deferred Sales Load....................................               1.00%*                           None
       Redemption Fees........................................                None                            None
       Exchange Fee...........................................                None                            None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets as a percentage of average net assets):
       Management/Advisory Fees...............................                0.60%                          0.85%
       Distribution/12b-1 Fees................................                1.00%                          0.25%
       Other Expenses**.......................................                0.65%                          0.25%

TOTAL FUND OPERATING EXPENSES                                                 2.25%                          1.35%

*        Only imposed when shares redeemed in first year.
**       Other expenses for each Alleghany fund are based on estimated amounts for the current fiscal year.

         Example:

               You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:

                                                                                                              PRO FORMA
                                                                                  PIMCO                  ALLEGHANY/BLAIRLOGIE
                                                                              INTERNATIONAL                 INTERNATIONAL
                                                                              DEVELOPED FUND                DEVELOPED FUND

1 year...............................................................              $33                           $14
3 years..............................................................               70                            43
5 years..............................................................              120                            74
10 years.............................................................              258                           163

-------------------------------------------------------------------------

*  THIS  EXAMPLE  SHOULD  NOT BE  CONSIDERED  A  REPRESENTATION  OF FUTURE
         EXPENSES,  WHICH MAY BE MORE OR LESS THAN THOSE  SHOWN.  THE ASSUMED 5%
         ANNUAL  RETURN  IS   HYPOTHETICAL   AND  SHOULD  NOT  BE  CONSIDERED  A
         REPRESENTATION  OF PAST OR FUTURE ANNUAL  RETURN;  ACTUAL RETURN MAY BE
         GREATER OR LESS THAN THE ASSUMED AMOUNT.

                PIMCO INTERNATIONAL DEVELOPED FUND - ADMINISTRATIVE CLASS

                 ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND - CLASS N

                                                                                                         PRO FORMA
                                                                             PIMCO                  ALLEGHANY/BLAIRLOGIE
                                                                         INTERNATIONAL                 INTERNATIONAL
                                                                        DEVELOPED FUND                 DEVELOPED FUND

SHAREHOLDER FEES (fees paid directly from shareholder investment):

       Maximum Sales Load Imposed on Purchases
              (as a percentage of offering price).............               None                           None
       Maximum Sales Load Imposed on
              Reinvested Dividends............................               None                           None
       Deferred Sales Load....................................               None                           None
       Redemption Fees........................................               None                           None
       Exchange Fee...........................................               None                           None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets as a percentage of average net assets):
       Management/Advisory Fees...............................               0.60%                         0.85%
       Distribution/12b-1 Fees................................               0.25%                         0.25%
       Other Expenses*........................................               0.50%                         0.25%

TOTAL FUND OPERATING EXPENSES                                                1.35%                         1.35%

*        Other expenses for each Alleghany fund are based on estimated amounts for the current fiscal year.

Example:

               You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:

                                                                                                      PRO FORMA
                                                                                  PIMCO                  ALLEGHANY/BLAIRLOGIE
                                                                              INTERNATIONAL                 INTERNATIONAL
                                                                              DEVELOPED FUND                DEVELOPED FUND

1 year...............................................................              $14                           $14
3 years..............................................................                43                            43
5 years..............................................................                74                            74
10 years.............................................................              163                           163

-------------------------------------------------------------------------

*   THIS  EXAMPLE  SHOULD  NOT BE  CONSIDERED  A  REPRESENTATION  OF FUTURE
         EXPENSES,  WHICH MAY BE MORE OR LESS THAN THOSE  SHOWN.  THE ASSUMED 5%
         ANNUAL  RETURN  IS   HYPOTHETICAL   AND  SHOULD  NOT  BE  CONSIDERED  A
         REPRESENTATION  OF PAST OR FUTURE ANNUAL  RETURN;  ACTUAL RETURN MAY BE
         GREATER OR LESS THAN THE ASSUMED AMOUNT.


            PIMCO INTERNATIONAL DEVELOPED FUND - INSTITUTIONAL CLASS

             ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND - CLASS I


                                                                                                          PRO FORMA
                                                                             PIMCO                   ALLEGHANY/BLAIRLOGIE
                                                                         INTERNATIONAL                  INTERNATIONAL
                                                                         DEVELOPED FUND                 DEVELOPED FUND

SHAREHOLDER FEES (fees paid directly from shareholder investment):
         Maximum Sales Load Imposed on Purchases
                  (as a percentage of offering price).........                None                           None
         Maximum Sales Load Imposed on
                  Reinvested Dividends........................                None                           None
         Deferred Sales Load..................................                None                           None
         Redemption Fees......................................                None                           None
         Exchange Fee.........................................                None                           None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets as a percentage of average net assets):
         Management/Advisory Fees.............................               0.60%                          0.85%
         Distribution/12b-1 Fees..............................                None                           None
         Other Expenses*......................................               0.50%                          0.25%

TOTAL FUND OPERATING EXPENSES                                                1.10%                          1.10%

*        Other expenses for each Alleghany fund are based on estimated amounts for the current fiscal year.

Example:

               You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:

                                                                                                             PRO FORMA
                                                                                  PIMCO                 ALLEGHANY/BLAIRLOGIE
                                                                              INTERNATIONAL                INTERNATIONAL
                                                                             DEVELOPED FUND                DEVELOPED FUND

1 year...............................................................              $11                          $11
3 years..............................................................               35                            35
5 years..............................................................               61                            61
10 years.............................................................              134                          134

-------------------------------------------------------------------------

*   THIS  EXAMPLE  SHOULD  NOT BE  CONSIDERED  A  REPRESENTATION  OF FUTURE
         EXPENSES,  WHICH MAY BE MORE OR LESS THAN THOSE  SHOWN.  THE ASSUMED 5%
         ANNUAL  RETURN  IS   HYPOTHETICAL   AND  SHOULD  NOT  BE  CONSIDERED  A
         REPRESENTATION  OF PAST OR FUTURE ANNUAL  RETURN;  ACTUAL RETURN MAY BE
         GREATER OR LESS THAN THE ASSUMED AMOUNT.



                                  APPENDIX III

                                                       INVESTMENT OBJECTIVES

               THIS APPENDIX CONTAINS INVESTMENT OBJECTIVES AND LIMITATIONS AND CERTAIN SIGNIFICANT INVESTMENT POLICIES OF THE EXISTING ALLEGHANY FUNDS AND THE CORRESPONDING PIMCO FUNDS. THE INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS OF EACH ALLEGHANY FUND WILL BE IDENTICAL TO THOSE OF THE CORRESPONDING PIMCO FUND.

         .

11003507\V-11

                                                    APPENDIX IV

                                     SHAREHOLDER TRANSACTIONS AND SERVICES OF
                                      THE ALLEGHANY FUNDS AND THE PIMCO FUNDS

A.       PURCHASE POLICIES

                                                       ALLEGHANY FUNDS                           PIMCO FUNDS

                                                           Class N                            Classes A, B and C

        Minimum Initial Investment         $2,500, + except IRAs, and UGMAs         $2,500, except IRAs and certain other
                                                                                    Tax-Qualified Retirement Plans, UGMAs
                                                                                    and PIMCO Funds Auto-Exchange and
                                                                                    Auto-Invest Plans

                                           $500 for IRAs and UGMAs                  $1,000 for PIMCO Funds Auto-Invest
                                                                                    and IRAs, except employer sponsored
                                                                                    IRAs

                                           $50 under Alleghany's Automatic          $50 for employer-sponsored IRAs
                                           Investment Plan
        Minimum Subsequent Investment                       $50*                    $100, except employer-sponsored IRAs
                                                                                    and certain other Tax-Qualified
                                                                                    Retirement Plans

                                                                                    $50 for employer-sponsored IRAs and
                                                                                    certain other Tax-Qualified
                                                                                    Retirement Plans

                                                           Class I                  Institutional and Administrative Class

        Minimum                   Initial               $1 Million ++               $5 million, except Institutional
        Investment                                                     Class shares purchased through
                                                                                    omnibus accounts, for which the
                                                                                    amount is $250,000

        Minimum Subsequent Investment                       None                    None

        Purchase Methods
                 By Exchange                                  Yes***                                 Yes
                 By Mail**                                   Yes                                     Yes
                 By Wire                                     Yes                                       Yes****
                 By Telephone                                 Yes***                                  Yes***
                 Through Dealer or Broker                    Yes                                       Yes*****

+        There is no minimum initial  investment for Institutional  Class Shares purchased through  broker-dealers  under the fee based program approved by the Distributor  where the fee is at least .50% of the assets in the account.
++       For purposes of this minimum, the accounts of a financial  consultant's clients may be aggregated in determining whether the $1 million minimum has been met. In addition,  aggregation  may be applied to the accounts of  immediate  family  members as well as to the related  accounts of a corporation or other legal entity.  The Fund may also waive the minimum initial investment for investors who have signed a letter of intent.
*        For accounts opened through a fund network, the network minimums will apply.
**       Checks drawn only on banks located in the U.S.
***      Not available for initial investment.
****     Automatic transfers may also be arranged under PIMCO Funds Auto-Invest plan or Fund-Link plan.
*****    The  dealer  or  broker  must  have  a  dealer  agreement  with  the  Trust's  distributor,   PIMCO  Funds
         Distributors LLC.

B.       REDEMPTION PROCEDURES

                                                                        ALLEGHANY FUNDS                   PIMCO FUNDS
           Through an authorized selling or servicing agent                   Yes                             Yes
           By mail                                                            Yes                             Yes
           By telephone                                                       Yes                              Yes*
           By wire                                                            Yes                             Yes
           By automatic withdrawal plan                                        Yes**                            Yes***

*        Redemptions of more than $10 million must be confirmed in writing.
**       Net asset value of account must be $50,000.
***      Net value of account must be at least $10,000.

         Alleghany may, upon 60 days' notice, close a shareholder's account and send the shareholder the proceeds if the balance falls below $50.

         The Trust similarly may, subject to certain restrictions, redeem involuntarily, upon 60 days' written notice, shares of a shareholder whose account decreases to a value below the amount necessary to fund the account. In addition, PIMCO charges a fee of $16 per annum for accounts with balances below $2,000, except UGMAs, IRAs (including Ruth IRAs) and Auto-Invest Accounts, for which the minimum balance is $1,000.

C.       ADDITIONAL SHAREHOLDER SERVICES

                                 PIMCO FUNDS                                              ALLEGHANY FUNDS

           Share  exchange  privilege  for  shares  of same  class in  Automatic investing from checking or savings account another PIMCO Fund
                                                                     Free interfund transfers

           PIMCO Funds Automated Telephone System for certain        Automatic dividend reinvestment
           transactions related to established accounts

           Automatic Withdrawal Plan for accounts of $10,000 or Investor website for checking account balances, obtaining more which allows for a designated distribution paid fund information and making transactions online monthly to any person designated by the investor

D.       DIVIDENDS AND DISTRIBUTIONS

         The  following   table  shows  the  Funds'   policies   concerning  the
         declaration and payment of dividends and net capital gains.

                                                                  PIMCO FUNDS                          ALLEGHANY FUNDS
           Frequency                               and Dividends Net  investment
                                                   income from  interest and Net
                                                   income  from   interest   and
                                                   dividends,  if  any,  and net
                                                   capital  gains  dividends and
                                                   net capital gain from sale of
                                                   portfolio  securities paid at
                                                   from sale of portfolio  least
                                                   annually    securities   paid
                                                   quarterly

           Payment Method                          Dividend income and capital gain            Dividend   income  and   capital
                                                   reinvested in Fund shares unless investor   gain  reinvested  in Fund Shares
                                                   instructs otherwise                         unless    investor     instructs
                                                                                               otherwise
           Reinvested Dividends Sales Charge       None.  Dividends paid on Class B and
                                                   Class C shares may be lower as a result
                                                   of the distribution fee applicable to                     N/A
                                                   those shares.



                                                    APPENDIX V

                                       FORM OF INVESTMENT ADVISORY AGREEMENT


        AGREEMENT made this ___ day of _________________, 1998 by and between Alleghany Funds, a Delaware business trust (the "Trust") on behalf of the Alleghany/Blairlogie Emerging Markets Fund and the Alleghany/Blairlogie International Developed Fund (individually a "Fund" and collectively, the "Funds") and Blairlogie Capital Management (the "Adviser").

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company; and

         WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Funds, and the Adviser is willing to furnish such services to each Fund.

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and the Adviser as follows:

         1. Appointment. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

         2. Duties of Adviser. As investment adviser, the Adviser shall: (i) manage the investment and reinvestment of the assets of each Fund, (ii) continuously review, supervise and administer the investment program of each Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust, and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in each Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

         3. Portfolio Transactions. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for each Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for each Fund are obtained. Subject to policies established by the Board of Trustees and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of a Fund, or be in breach of any obligation owing to the Trust or in respect of a Fund under this Agreement, or otherwise, solely by reason of its having caused such Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for such Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged, if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including such Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

         4. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, each Fund shall pay to the Adviser within five business days after the end of each calendar month, a monthly fee equal to the product of (a) 0.85% of such Fund's average daily net assets for that month times (b) the quotient of (i) the actual number of days elapsed in that month divided by (ii) 365. In the event of termination of this Agreement, the fee provided in this Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

         5. Reports. Each Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

         6. Status of Adviser. The services of the Adviser to the Funds are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Funds are not impaired thereby.

         7. Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to either Fund, or to any shareholder of either Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of a Fund.

         8. Duration and Termination. The term of this Agreement, with respect to a Fund, shall commence on the date which an amendment to the Trust's registration statement establishing such Fund becomes effective (the "Effective Date"), provided that first it is approved by the Board of Trustees of the Trust, including a majority of those Trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in
Section 15(c) of the 1940 Act, and by the holders of a majority of the outstanding voting securities of such Fund; and shall continue in effect for two years thereafter. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by, (i) the Board of Trustees or, (ii) the vote of a majority of the outstanding voting securities of the relevant Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated with respect to a Fund: (a) at any time without penalty by such Fund upon the vote of a majority of such Trustees or by vote of the majority of such Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to such Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postage prepaid, to the other party at the principal office of such party.

          As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

         9. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          10. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of each Fund, and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                                                        ALLEGHANY FUNDS for
ATTEST                                            ALLEGHANY/BLAIRLOGIE EMERGING
                                                        MARKETS FUND and
                                                         ALLEGHANY/BLAIRLIGIE
                                                   INTERNATIONAL DEVELOPED FUND
-------------------------------

                                         By:___________________________________
                                                      , President


ATTEST                                       BLAIRLOGIE CAPITAL MANAGEMENT



_______________________________    By:_______________________________________

                                        STATEMENT OF ADDITIONAL INFORMATION
                                                   DATED , 1998

                                         PIMCO FUNDS: MULTI-MANAGER SERIES
                                             840 Newport Center Drive
                                          Newport Beach, California 92660
                                                  1-800-426-0107

                                                  ALLEGHANY FUNDS
                                              171 North Clark Street
                                              Chicago, Illinois 60601
                                                  1-800-992-8151


               ( , 1998 SPECIAL MEETING OF SHAREHOLDERS OF THE PIMCO EMERGING MARKETS FUND AND PIMCO
               INTERNATIONAL DEVELOPED FUND (THE "PIMCO FUNDS")). EACH A SERIES OF PIMCO FUNDS: MULTI-MANAGER SERIES.

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated the date hereof, for the Special Meeting of Shareholders of PIMCO Funds to be held on , 1999. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing or calling the Trust or Alleghany at the addresses or telephone numbers set forth above. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

GENERAL INFORMATION

         The proposed Reorganizations contemplate: (i) the transfer of all of the assets and stated liabilities of each PIMCO Fund to a corresponding Alleghany Fund in exchange for Shares of comparable classes of the corresponding Alleghany Fund; and (ii) the distribution of Alleghany Fund Shares to the shareholders of the PIMCO Funds in liquidation of the PIMCO Funds. The consummation of the Reorganizations is subject to a number of conditions with respect to each PIMCO Fund, including shareholder approval. Following the Reorganizations, the PIMCO Funds will distribute the Shares of Alleghany Funds received in the Reorganization and will liquidiate. As a result of the proposed Reorganization, each PIMCO Fund shareholder will become a shareholder of the corresponding Alleghany Fund and will hold, immediately after the Closing(s), Shares of a comparable class of the corresponding Alleghany Fund having a total dollar value equal to the total dollar value of the shares of the PIMCO Fund that the shareholder held immediately before the Closing(s).

         Further information relating to the PIMCO Funds is set forth in the Statement of Additional Information of the Trust, dated November 1, 1998, which is incorporated herein by reference.

PRO FORMA FINANCIAL INFORMATION.

         The total assets and stated liabilities of each Alleghany Fund immediately following the Reorganizations shall be identical to the total assets and stated liabilities of the corresponding PIMCO Fund immediately prior to such transfer. Reference is therefore made to the audited financial statements and related independent auditors' report for PIMCO International Developed Fund and PIMCO Emerging Markets Fund for the year ended June 30, 1998, contained in the Trust's Annual Report which is incorporated herein by reference.

         No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Proxy Statement/Prospectus in connection with the offering made by the Proxy Statement/Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or its distributor. The Proxy Statement/Prospectus does not constitute an offering by the Company or by the distributor in any jurisdiction in which such offering may not lawfully be made.

IV-2
11003507\V-11

11003507\V-11

                                                 TABLE OF CONTENTS

                                                                                                             Page

THE FUNDS.................................................................................................     2
INVESTMENT POLICIES AND RISK CONSIDERATIONS...............................................................     2
INVESTMENT RESTRICTIONS...................................................................................    18
TRUSTEES AND OFFICERS.....................................................................................    19
PRINCIPAL HOLDERS OF SECURITIES...........................................................................    19
INVESTMENT ADVISORY AND OTHER SERVICES....................................................................    19
     Investment Advisory Agreements.......................................................................    20
     The Administrator and Sub-Administrator..............................................................    21
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS..........................................................    22
TAXES.....................................................................................................    22
PERFORMANCE INFORMATION...................................................................................    26
OTHER INFORMATION.........................................................................................    27



11003507\V-11

                                                     THE FUNDS

         Alleghany Funds, 171 North Clark Street, Chicago, Illinois 60601, is a no-load, open-end management investment company which currently offers twelve series of shares of beneficial interest representing separate portfolios of investments: Montag & Caldwell Growth Fund, Chicago Trust Growth & Income Fund, Chicago Trust Talon Fund, Chicago Trust Balanced Fund, Montag & Caldwell Balanced Fund, Chicago Trust Bond Fund, Chicago Trust Municipal Bond Fund, Chicago Trust Money Market Fund, Alleghany/Chicago Trust SmallCap Value Fund, Alleghany/Veredus Aggressive Growth Fund, Alleghany/Blairlogie Emerging Markets Fund and Alleghany/Blairlogie International Developed Fund. This Statement of Additional Information pertains only to Alleghany/Blairlogie Emerging Markets Fund and Alleghany/Blairlogie International Developed Fund (collectively referred to as "Funds" or individually as a "Fund").

                                    INVESTMENT POLICIES AND RISK CONSIDERATIONS

         The following supplements the information contained in the Proxy Statement/Prospectus concerning the investment policies of the Funds. Except as otherwise stated below or in the Proxy Statement/Prospectus, each Fund may invest in the portfolio investments included in this section.

         The investment practices described below, except for the discussion of portfolio loan transactions, are not fundamental and may be changed by the Board of Trustees without the approval of the shareowners.

         As discussed in the Proxy Statement/Prospectus, certain of the following investment instruments are generally considered "derivative" in nature and are so noted. While not a fundamental policy, each Fund that is permitted the use of such instruments will generally limit its aggregate holdings of such instruments to 20% or less of its total assets.

Restricted Securities

         Each Fund will limit investments in securities of issuers which the Fund is restricted from selling to the public without registration under the 1933 Act to no more than 5% of the Fund's total assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Fund's Investment Advisor, pursuant to guidelines adopted by the Company's Board of Trustees.

Convertible Securities

         Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareowners. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareowners.

Money Market Instruments and Related Risks

         Money market instruments in which the Funds may invest include, but are not limited to the following: short-term corporate obligations; Certificates of Deposit ("CDs"); Eurodollar Certificates of Deposit ("Euro CDs"); Yankee Certificates of Deposit ("Yankee CDs"); foreign bankers' acceptances; foreign commercial paper; letter of credit-backed commercial paper; time deposits; loan participations ("LPs"); variable- and floating-rate instruments; and master demand notes.

         Euro CDs, Yankee CDs and foreign bankers' acceptances involve risks that are different from investments in securities of U.S. banks. The major risk, which is sometimes referred to as "sovereign risk," pertains to possible future unfavorable political and economic developments, possible withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect payment of principal or interest. Investment in foreign commercial paper also involves risks that are different from investments in securities of commercial paper issued by U.S. companies. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Such securities may be less liquid and more volatile than securities of comparable U.S. corporations. Non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, there may be less public information available about foreign banks, their branches and other issuers.

         Time deposits usually trade at a premium over Treasuries of the same maturity. Investors regard such deposits as carrying some credit risk, which Treasuries do not; also, investors regard time deposits as being sufficiently less liquid than Treasuries; hence, investors demand some extra yield for buying time deposits rather than Treasuries. The investor in a loan participation has a dual credit risk to both the borrower and also the selling bank. The second risk arises because it is the selling bank that collects interest and principal and sends it to the investor.

Foreign Securities

         Each Fund may invest in U.S. Dollar or foreign currency-denominated corporate debt securities of foreign issuers; preferred securities of foreign issuers; certain foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Each Fund may invest in American Depositary Receipts ("ADRs"). Each Fund may also invest in common stock issued by foreign companies or in securities represented by European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the for of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

         Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. Investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

         The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or "emerging market") countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

Special Risks of Investing in Russian and Other Eastern European Securities

         Alleghany/Blairlogie Emerging Markets Fund may invest a portion of its assets in securities of issuers located in Russia and in other Eastern European countries. The political, legal and operational risks of investing in the securities of Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. Investment in
Eastern European countries may involve acute risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. Also, certain Eastern economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property in European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property.

         In addition, governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such circumstances.

         Investments in securities of Russian issuers may involve a particularly high degree of risk and special considerations not typically associated with investing in U.S. and other more developed markets, many of which stem from Russia's continuing political and economic instability and the slow-paced development of its market economy. Investments in Russian securities should be considered highly speculative. Such risks and special considerations include:
(a) delays in settling portfolio transactions and the risk of loss arising out of Russia's system of share registration and custody (see below); (b) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (c) difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (d) the general financial condition of Russian companies, which may involve particularly large amounts of inter-company debt; and (e) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Also, there is the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises.

         A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or, in certain limited circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that is interest continues to be appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

         Also, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Fund's Investment Advisor. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a potential purchases is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Foreign Currencies

         Each Fund may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, each Fund may but and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures.

         Each Fund may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts of the purpose of hedging against foreign exchange risks arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

         Each Fund may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that they do so, the Funds will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's Investment Advisor. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by the Investment Advisor in accordance with procedures established by the Board of Trustees in a segregated account to cover forward currency contracts entered into for non-hedging purposes. The Funds may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

Loans of Portfolio Securities and Related Risks

         Each Fund may lend portfolio securities to broker-dealers and financial institutions provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned by the Fund will not at any time exceed 25% of the total assets of such Fund.

         Collateral will consist of U.S. Government securities, cash equivalents, or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, the Fund will only enter into portfolio loans after a review by the Investment Advisor, under the supervision of the Board of Trustees, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

Loan Participations ("LPs")

         Each Fund may engage in LPs. LPs are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through an LP than with commercial paper and can also increase the company's name recognition in the capital markets. LPs often generate greater yield than commercial paper.

         The borrower of the underlying loan will be deemed to be the issuer except to the extent the Fund derives its rights from the intermediary bank which sold the LPs. Because LPs are undivided interests in a loan made by the issuing bank, the Fund may not have the right to proceed against the LP borrower without the consent of other holders of the LPs. In addition, LPs will be treated as illiquid if, in the judgment of the Investment Advisor, they cannot be sold within seven days.

Foreign Bankers' Acceptances

         Each Fund may purchase foreign bankers' acceptances. Foreign bankers' acceptances are short-term (270 days or less), non-interest-bearing notes sold at a discount and redeemed by the accepting foreign bank at maturity for full face value and denominated in U.S. dollars. Foreign bankers' acceptances are the obligations of the foreign bank involved, to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.

Foreign Commercial Paper

         Each Fund may purchase foreign commercial paper. Foreign commercial paper consists of short-term unsecured promissory notes denominated in U.S. dollars, either issued directly by a foreign firm in the U.S., or issued by a "domestic shell" subsidiary of a foreign firm established to raise dollars for the firm's operations abroad or for its U.S. subsidiary. Like commercial paper issued by U.S. companies, foreign commercial paper is rated by the rating agencies (Moody's Investors Service, Inc; Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc.) as to the issuer's creditworthiness. Foreign commercial paper can potentially provide the investor with a greater yield than domestic commercial paper.

Eurodollar Certificates of Deposit ("Euro CDs")

         A Euro CD is a receipt from a bank for funds deposited at that bank for a specific period of time at some specific rate of return and denominated in U.S. dollars. It is the liability of a U.S. bank branch or foreign bank located outside the U.S. Almost all Euro CDs are issued in London.

Yankee Certificates of Deposit ("Yankee CDs")

         Yankee CDs are certificates of deposit that are issued domestically by foreign banks. It is a means by which foreign banks may gain access to U.S. markets through their branches which are located in the United States, typically in New York. These CDs are treated as domestic securities.

Repurchase Agreements

         The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements may be considered loans by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

         The financial institutions with which a Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Investment Advisor. The Investment Advisor will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price.

         Each Fund will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement.

Reverse Repurchase Agreements

         Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to a Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will maintain in a segregated account cash, or liquid, securities in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. (Liquid securities as used in this Statement of Additional Information include equity securities and debt securities that are unencumbered and market-to-market daily.) Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities.

Securities of Other Investment Companies

         Each Fund intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company;
(ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund as a whole. Each Fund will also limit investments in securities of other investment companies as described in the Prospectus under "INVESTMENT STRATEGIES AND RISK CONSIDERATIONS" and in this Statement of Additional Information under "INVESTMENT RESTRICTIONS."

Options and Related Risks

         Each Fund may buy put and call options and write covered call and secured put options. These options are generally considered to be derivative securities. Such options may relate to particular securities, stock indices, or financial instruments and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

         The Funds will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities, in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified stock portfolio, or liquid assets equal to the contract value.

         A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' Custodian in an amount not less than the exercise price of the option at all times during the option period.

         A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series as the previously written option. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

         There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

         Purchasing Call Options.--Each Fund may purchase call options to the extent that premiums paid by such Fund do not aggregate more than 20% of that Fund's total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions, except the cost of the option.

         A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

         Covered Call Writing -- Each Fund may write covered call options from time to time on such portions of their portfolios, without limit, as the Investment Advisor determines is appropriate in pursuing a Fund's investment objective. The advantage to a Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         A Fund will write call options only on a covered basis, which means that a Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

         Purchasing Put Options -- Each Fund may invest up to 20% of its total assets in the purchase of put options. A Fund will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets. The purchase of the put on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if at the time the put was acquired, the security had not been held for more than one year.

         A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. A Fund would purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options allows a Fund to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         Each Fund may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         Foreign Currency Options. Each Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

         Writing Put Options -- Each Fund may also write put options on a secured basis which means that a Fund will maintain in a segregated account with its Custodian, cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. Government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Investment Advisor wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, that Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Futures Contracts and Related Risks

         Each Fund may enter into contracts for the purchase or sale for future delivery of securities, including index contracts. The Funds may use interest rate, foreign currency or index futures contracts. Futures contracts are generally considered to be derivative securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

         Each Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in security prices, or interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

         A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

         With respect to options on futures contracts, when a Fund is temporarily not fully invested, it may purchase a call option on a futures contract to hedge against a market advance. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance.

         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the value of the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

         Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

         If a put or call option which a Fund has written is exercised, the Fund may incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities and for Federal tax purposes, will be considered a "short sale." For example, a Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decision, (iii) delays in the Company's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

         Further, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

               Forward Commitments, When-Issued Securities, and Delayed Delivery Transactions and Related Risks

         Each Fund may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally considered to be derivative transactions. The Funds will normally realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

         When a Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the Fund's Custodian will maintain in a segregated account: cash, or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed delivery transactions.

         Swap Agreements. Each Fund may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

         Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter party will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Investment Advisor in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Investment Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Asset-Backed Securities and Related Risks

         Each Fund may invest in asset-backed securities. Asset-backed securities are securities backed by installment contracts, credit card and other receivables, or other financial type assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets underlying securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments. An asset-backed security's stated maturity may be shortened, and the security's

               Mortgage-Backed Securities and Mortgage Pass-Through Securities and Related Risks

         Each Fund may also invest in mortgage-backed securities. The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formerly known as the Government National Mortgage Association) ("GNMA") is backed by GNMA and the full faith and credit of the U.S. Government. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. Government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the U.S. Treasury; while others, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. The Funds may agree to purchase or sell these securities with payment and delivery taking place at a future date.

         Mortgage-backed securities have greater market volatility then other types of securities. In addition, because prepayments often occur at times when interest rates are low or are declining, the Funds may be unable to reinvest such funds in securities which offer comparable yields. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities in large measure due to the risks associated with prepayment features. (See "General Risks of Mortgage Securities" herein.)

         For Federal tax purposes other than diversification under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), mortgage-backed securities are not considered to be separate securities but rather "grantor trusts" conveying to the holder an individual interest in each of the mortgages constituting the pool.

         The mortgage securities which are issued or guaranteed by GNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), or FNMA ("certificates") are called pass-through certificates because a pro-rata share of both regular interest and principal payments (less GNMA's, FHLMC's, or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the certificate (i.e., the portfolio).

         Each Fund may also invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund's quality standards.

               Collateralized   Mortgage  Obligations   ("CMOs"),   Real  Estate
               Mortgage    Investment    Conduits    ("REMICs"),     Multi-Class
               Pass-Throughs, and Related Risks

         Each Fund may also invest in certain debt obligations which are collateralized by mortgage loans or mortgage pass-through securities. These obligations are generally considered to be derivative securities. CMOs and REMICs are debt instruments issued by special-purpose entities which are secured by pools or mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provides the funds to pay debt service on the CMO or REMIC or make scheduled distributions on the multi-class pass-through securities. CMOs, REMICs, and multi-class pass-through securities (collectively, CMOs unless the context indicates otherwise) may be issued by agencies or instrumentalities of the U.S. Government or by private organizations.

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate tranche (to be discussed in the next paragraph) and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly, or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

         One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These adjustable-rate tranches, known as "floating-rate CMOs," will be considered as adjustable-rate mortgage securities ("ARMs") by the Funds. Floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages; to date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate thereon. These "caps," similar to the "caps" on adjustable-rate mortgages, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is geared.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages which collateralize the REMICs in which the Funds may invest include mortgages backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.

         Yields on privately issued CMOs as described above have been historically higher than the yields on CMOs issued or guaranteed by U.S. Government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. Government. The Funds will not invest in subordinated privately issued CMOs.

         Resets -- The interest rates paid on the ARMs and CMOs in which the Funds may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities; those derived from a calculated measure such as a cost of funds index; or a moving average of mortgage rates. Commonly utilized indices include: the one-year, three-year and five-year constant maturity Treasury rates; the three-month Treasury bill rate; the six-month Treasury bill rate; rates on longer-term Treasury securities; the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds; the one-month, three-month, six-month or one-year LIBOR; the prime rate of a specific bank; or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

         Caps and Floors -- The underlying mortgages which collateralize the ARMs and CMOs in which the Funds may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

Stripped Mortgage Securities and Related Risks

         Each Fund may also invest in stripped mortgage securities. The stripped mortgage securities in which the Funds may invest will only be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Funds invest.

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity of any such IOs held by a Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories--"Aaa" or "AAA" by Moody's or S&P, respectively.

         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed; accordingly, certain of these securities may generally be illiquid. The Fund will treat stripped mortgage securities as illiquid securities except for those securities which are issued by U.S. Government agencies and instrumentalities and backed by fixed rate mortgages whose liquidity is monitored by the Investment Advisor, subject to the supervision of the Board of Trustees. The staff of the Securities and Exchange Commission (the "SEC") has indicated that it views such securities as illiquid. Until further clarification of this matter is provided by the staff, a Fund's investment in stripped mortgage securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 15% of such Fund's net assets.

Other Mortgage-Backed Securities

         Each Fund may invest in other mortgage-backed securities. The Investment Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Investment Advisor will, consistent with each Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

General Risks of Mortgage Securities

         The mortgage securities in which a Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of securities as a means of "locking in" long-term interest rates.

         A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may decrease or limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may decline more than or may not appreciate as much as the price of non-callable debt securities. To the extent market interest rates increase beyond the applicable cap or maximum rate on a mortgage security, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. The volatility of the security would likely increase, however, because the expected decline in prepayments would lead to longer effective maturity of the underlying mortgages.

         In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareowners will be taxable as ordinary income.

         With respect to pass-through mortgage pools issued by non-governmental issuers, there can be no assurance that the private insurers associated with such securities can meet their obligations under the policies. Although the market for such non-governmental issued or guaranteed mortgage securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The purchase of such securities is subject to each Fund's limit with respect to investment in illiquid securities.

Other Investments

         The Board of Trustees may, in the future, authorize a Fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.

                                              INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations governing the investments of each Fund apply only at the time of transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's total assets will not be considered a violation.

         Except as set forth under "INVESTMENT OBJECTIVES AND POLICIES" and INVESTMENT STRATEGIES AND RISK CONSIDERATIONS" in the Prospectus, each Fund may not:

         (1) As to 75% of the total assets of each Fund, purchase the securities of any one issuer (other than securities issued by the U.S. Government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer;

         (2) Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate), interests in oil, gas and/or mineral exploration or development programs or leases;

         (3) Purchase or sell commodities or commodity contracts, except that a Fund may enter into futures contracts and options thereon in accordance with such Fund's investment objectives and policies;

               (4) Make investments in securities for the purpose of exercising control;

         (5) Purchase the securities of any one issuer if, immediately after such purchase, a Fund would own more than 10% of the outstanding voting securities of such issuer;

         (6) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin;

         (7) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with a Fund's investment objectives and policies, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

         (8) Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of that Fund's total assets;

         (9) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund;

         (10) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act;

               (11) Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in the
Prospectus;

         (12) Invest more than 5% of its total assets in securities of companies less than three years old. Such three year periods shall include the operation of any predecessor company or companies.

                                               TRUSTEES AND OFFICERS

         Information pertaining to the Trustees and Executive Officers of the Company is set forth below.

                                            POSITION                         PRINCIPAL OCCUPATIONS
NAME                          AGE           WITH COMPANY                     FOR PAST FIVE YEARS

Stuart D. Bilton*             52            Chairman, Board of Trustee Mr. Bilton is Executive  Vice President of Chicago Title and
171 North Clark Street                      (Chief Executive Officer)  Trust Company and President and Chief  Executive  Officer of
Chicago, IL  60601                                                     The Chicago Trust Company,  where he is responsible  for the

                                                                             Financial
                                                                             Services
                                                                             Group.
                                                                             Mr.
                                                                             Bilton
                                                                             has
                                                                             held
                                                                             a
                                                                             variety
                                                                             of
                                                                             positions
                                                                             within
                                                                             Chicago
                                                                             Title
                                                                             and
                                                                             Trust
                                                                             Company
                                                                             including:
                                                                             Chief
                                                                             Economist;
                                                                             Senior
                                                                             Vice
                                                                             President--Corporate
                                                                             Marketing
                                                                             and
                                                                             Strategic
                                                                             Planning;
                                                                             Vice
                                                                             President--Lincoln
                                                                             National
                                                                             Life;
                                                                             and
                                                                             Manager
                                                                             of
                                                                             Eastern
                                                                             Region
                                                                             Reinsurance
                                                                             Operations.
                                                                             Mr.
                                                                             Bilton
                                                                             was
                                                                             educated
                                                                             at
                                                                             the
                                                                             London
                                                                             School
                                                                             of
                                                                             Economics
                                                                             and
                                                                             at
                                                                             the
                                                                             University
                                                                             of
                                                                             Wisconsin.
                                                                             He
                                                                             is
                                                                             a
                                                                             Chartered
                                                                             Financial
                                                                             Analyst,
                                                                             a
                                                                             Director
                                                                             of
                                                                             Montag
                                                                             &
                                                                             Caldwell,
                                                                             Inc.,
                                                                             and
                                                                             a
                                                                             Director
                                                                             of
                                                                             Baldwin
                                                                             &
                                                                             Lyons,
                                                                             Inc.,
                                                                             an
                                                                             Indianapolis-based
                                                                             insurance
                                                                             company,
                                                                             and
                                                                             of
                                                                             the
                                                                             Boys
                                                                             and
                                                                             Girls
                                                                             Clubs
                                                                             of
                                                                             Chicago.

Dorothea C. Gilliam*          45            Trustee                Ms. Gilliam   is  Vice   President  of  Investments  of  the
171 North Clark Street                                                 Alleghany  Corporation,  the parent company of Chicago Title
Chicago, IL  60601                                                    and Trust  Company.  Previously,  she was an Assistant  Vice
                                                                         President of Chicago Title and Trust Company.








                                            POSITION                         PRINCIPAL OCCUPATIONS
NAME                          AGE           WITH COMPANY                     FOR PAST FIVE YEARS

Leonard F. Amari              55            Trustee                  Mr. Amari  is a  Partner  at  the  law  offices  of  Amari &
734 North Wells Street                                             Locallo, a practice confined  exclusively to the real estate
Chicago, IL  60610                                                           tax assessment process.

Gregory T. Mutz               52            Trustee              Mr. Mutz  is the  Chairman  of the  Board  for both the Amli
125 South Wacker Drive                                           Realty and Amli  Residential  Properties  Inc. As  Chairman,
Suite 3100                                                      he is responsible  for the operation of the two real  estate
Chicago, IL  60606                                              companies  whose  principal   businesses  are   multi-family
                                                                apartments, land, and business, office and industrial parks.

Nathan Shapiro                61            Trustee            Mr. Shapiro  is the  President  of SF  Investments,  Inc., a
1700 Ridge                                                    broker/dealer and investment  banking firm.  Previously,  he
Highland Park, IL  60035                                     was President of SLD  Corporation,  a consulting  firm,  and

                                                                             Senior
                                                                             Vice
                                                                             President
                                                                             of
                                                                             Pekin,
                                                                             Singer
                                                                             and
                                                                             Shapiro,
                                                                             an
                                                                             investment
                                                                             advisory
                                                                             firm.
                                                                             He
                                                                             is
                                                                             a
                                                                             Director
                                                                             of
                                                                             Baldwin
                                                                             &
                                                                             Lyons,
                                                                             Inc.

Kenneth C. Anderson           33            President              Mr. Anderson  is a  Senior  Vice  President  of The  Chicago
171 North Clark Street                      (Chief Operating Officer)  Trust  Company  and has been an officer  since  1993.  He is
Chicago, IL  60601                                                     responsible  for the mutual fund  operations  and marketing.
                                                                             Mr.
Anderson is a Certified Public Accountant.

Gerald F. Dillenburg          31    Vice President, Secretary,
                                   and                      Mr. Dillenburg  is a Vice  President  of The  Chicago  Trust
171 North Clark Street             Treasurer (Chief Financial       Company and has been the  operations  manager and compliance
Chicago, IL  60601                 Officer and Compliance Officer)  officer of the mutual funds since 1996.  Previously,  he was an
                                                                             audit
                                                                             manager
                                                                             with
                                                                             KPMG
                                                                             Peat
                                                                             Marwick
                                                                             LLP,
                                                                             specializing
                                                                             in
                                                                             investment
                                                                             services,
                                                                             including
                                                                             mutual
                                                                             and
                                                                             trust
                                                                             funds,
                                                                             broker/dealers
                                                                             and
                                                                             investment
                                                                             advisors.
                                                                             Mr.
                                                                             Dillenburg
                                                                             is
                                                                             a
                                                                             Certified
                                                                             Public
                                                                             Accountant.

         *These Trustees are considered "interested persons" of the Funds as defined under the 1940 Act.

         The Trustees of the Company who are not "interested persons" of the Funds receive fees and expenses for each meeting of the Board of Trustees they attend. Prior to January 1, 1997, such Trustees received $1,500 for each Board
Meeting attended, and an annual retainer of $1,500. Effective January 1, 1998, such Trustees now receive $2,000 for each Board Meeting attended, and an annual retainer of $2,000. No officer or employee of Chicago Title and Trust Company or The Chicago Trust Company ("Chicago Trust") or their affiliates receives any compensation from the Funds for acting as a Trustee of the Company. The Officers of the Company receive no compensation directly from the Funds for performing the duties of their offices.


PRINCIPAL HOLDERS OF SECURITIES

         Listed below are the names and addresses of those shareowners who, as of [ ], 1998, owned of record or beneficially of 5% or more of the shares of the Funds. Shareowners who have the power to vote a large percentage of shares of a particular Fund can control the Fund and determine the outcome of a shareholders' meeting.

                                                  [TO BE UPDATED]

                                    ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND
                                                      Class N

                                                                                                         Percentage
Shareowners
Owned

                                    ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND
                                                      Class I

                                                                                                         Percentage
Shareowners
Owned



                                 ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND
                                                      Class N
                                                                                                         Percentage
Shareowners
Owned


                                 ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND
                                                      CLASS I

                                                                                                         Percentage
Shareowners
Owned



                                      INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreements

         The advisory services provided by the Investment Advisor of each Fund, and the fees received by it for such services, are described in the Prospectus. The Investment Advisor of each Fund may from time to time voluntarily waive a portion of its advisory fees with respect to such Fund and/or reimburse a portion of the Fund's expenses.

         Under the Investment Advisory Agreements, the Investment Advisor of each Fund is not liable for any error of judgment or mistake of law or for any loss suffered by the Company or a Fund in connection with the performance of the Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

         Each Investment Advisory Agreement is terminable with respect to a Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Investment Advisor. An Investment Advisor may also terminate its advisory relationship with respect to a Fund on 60 days' written notice to the Company. Each Investment Advisory Agreement terminates automatically in the event of its assignment.

         Under each Investment Advisory Agreement, the Fund pays the following expenses: (1) the fees and expenses of the Company's disinterested directors;
(2) the salaries and expenses of any of the Company's officers or employees who are not affiliated with the Investment Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Company's Custodian, Administrator, Sub-Administrator and Transfer Agent and any related services; (10) expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares; (11) expenses of maintaining the Company's legal existence and of shareowners' meetings; (12) expenses of preparation and distribution to existing shareowners of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

         The Investment Advisor for the Funds is Blairlogie Capital Management ("Blairlogie"), located at 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie is registered as an investment advisor with the SEC in the United States and with the Investment Management Regulatory Organization in the United Kingdom. Blairlogie Capital Management Ltd., the predecessor investment adviser to Blairlogie, commenced operations in 1992. Blairlogie was founded in ______ and will become an indirect wholly-owned subsidiary of the Alleghany Corporation, which is engaged through its subsidiaries in the business of title insurance, reinsurance, other financial services and industrial minerals. Alleghany Corporation is located at Park Avenue Plaza, New York, New York 10055.

         Blairlogie managed approximately $______ million in assets at December 31, 1998, primarily for institutional clients.

The Administrator and Sub-Administrator

         As Administrator, Chicago Trust, 171 North Clark Street, Chicago, Illinois 60601, provides certain administrative services to the Company pursuant to an Administration Agreement. First Data Investor Services Group, Inc. ("Investor Services Group"), 53 State Street, Boston, Massachusetts 02109, provides certain administrative services for the Funds and Chicago Trust pursuant to a Sub-Administration Agreement.

         Under the Administration Agreement, the Administrator is responsible for: (1) coordinating with the Custodian and Transfer Agent and monitoring the services they provide to the Funds; (2) coordinating with and monitoring any other third parties furnishing services to the Funds; (3) providing the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions; (4) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable Federal or state law; (5) preparing or supervising the preparation by third parties of all Federal, state and local tax returns and reports of the Funds required by applicable law; (6) preparing and, after approval by the Funds, filing and arranging for the distribution of proxy materials and periodic reports to shareowners of the Funds as required by applicable law; (7) preparing and, after approval by the Company, arranging for the filing of such registration statements and other documents with the SEC and other Federal and state regulatory authorities as may be required by applicable law; (8) reviewing and submitting to the Officers of the Company for their approval invoices or other requests for payment of the Funds' expenses and instructing the Custodian to issue checks in payment thereof; and (9) taking such other action with respect to the Company or the Funds as may be necessary in the opinion of the Administrator to perform its duties under the Agreement.

         As compensation for services performed under the Administration Agreement, the Administrator receives a fee payable monthly at an annual rate (as described in the Prospectus) multiplied by the average daily net assets of the Company.

               First Data Distributors, Inc. is principal underwriter and distributor of the Funds' shares.

Distribution Plan

         The Board of Trustees of the Company has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Class N shares of each Fund to pay certain expenses associated with the distribution of its shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of a Fund's average daily net assets. To the Company's knowledge, no interested person of the Company, nor any of its Trustees who are not "interested persons," has a direct or indirect financial interest in the operation of the Plan. The Company anticipates that each Fund will benefit from additional shareholders and assets as a result of implementation of the Plan. The terms of such Plan are more fully described in the Prospectus under "DISTRIBUTION PLAN."

               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

         The Investment Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. The Investment Advisor, in placing trades for a Fund, will follow the Company's policy of seeking best execution of orders. Securities traded in the over-the-counter market are generally traded on a net basis. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts, and options.

         The Investment Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through whom the Funds effect securities transactions may be used by the Investment Advisor in servicing all of their respective accounts; not all such services may be used in connection with the Funds. The Investment Advisor will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Investment Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

Portfolio Turnover

         The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of units and by requirements which enable the Funds to receive favorable tax treatment. In any event, portfolio turnover is generally not expected to exceed 100% in the Funds. A high rate of portfolio turnover (i.e., over 100%) may result in the realization of substantial capital gains and involves correspondingly greater transaction costs. To the extent that net capital gains are realized, distributions derived from such gains are treated as ordinary income for Federal income tax purposes.

                                                       TAXES

         Each Fund intends to continue to qualify each year as a regulated investment company under the Code.

         [In order to so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities or certain futures and options thereon held for less than three months ("short-short gains"); (iii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iv) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, U.S. Government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

         To the extent such Fund qualifies for treatment as a regulated investment company, it will not be subject to Federal income tax on income paid to shareowners in the form of dividends or capital gains distributions.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax. For a distribution to qualify as such with respect to a calendar year under the foregoing rules, it must be declared by a Fund during October, November or December to shareowners of record during such month and paid by January 31 of the following year. Such distributions will be taxable in the year they are declared, rather than the year in which they are received.

         When a Fund writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Fund's accounts as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term capital gain. If a Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Fund for the purchase of a put option is recorded in the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for Federal income tax purposes in the amount of the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

         The amount of any realized gain or loss on closing out options on certain stock indices will result in a realized gain or loss for tax purposes. Such options held by a Fund at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for Federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss ("60/40 gain or loss"). Certain options, futures contracts and options on futures contracts utilized by the Funds are "Section 1256 contracts." Any gains or losses on
Section 1256 contracts held by a Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

         Shareowners will be subject to Federal income taxes on distributions made by the Funds whether received in cash or additional shares of the Funds. Distributions of net investment income and net short-term capital gains, if any, will be taxable to shareowners as ordinary income. Distributions of net capital gains (the excess of net capital gains over net short-term capital losses), if any, will be taxable to shareowners as 28% rate gains or 20% rate gains, without regard to how long a shareowner has held shares of a Fund. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareowner with respect to such shares. Dividends paid by a Fund may qualify in part for the 70% dividends-received deduction for corporations, provided however, that those shares have been held for at least 45 days.

         The Funds will notify shareowners each year of the amount of dividends and distributions, including the amount of any distribution of 28% rate gains and 20% rate gains, and the portion of its dividends which qualify for the 70% deduction.

Passive Foreign Investment Companies

         Each Fund may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders.

         In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to a U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include its share of the PFIC's income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

         Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

         Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce of eliminate such taxes. In addition, the Investment Advisor intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, shareholders must hold their shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the electing Fund's income will flow through to shareholders of the Company. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

         Dividends and distributions also may be subject to state and local taxes. Shareowners are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

         The foregoing discussion relates solely to U.S. Federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).]

                                              PERFORMANCE INFORMATION

In General

         From time to time, the Company may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareowners. The Company may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, the Company may include charts comparing various tax-free yields versus taxable yield equivalents at different income levels.

         From time to time, the yield and total return of a Fund may be quoted in advertisements, shareowner reports or other communications to shareowners.

Total Return Calculations

         Each Fund computes its average annual total return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Average Annual Total Return         =       ([ERV/P]1/n) - 1

Where:   ERV                        =       ending  redeemable  value  at  the  end of the  period  covered  by the computation of a  hypothetical  $1,000 payment made at the beginning of the period
                           P        =       hypothetical initial payment of $1,000
                           n        =       period covered by the computation, expressed in terms of years

         The Funds compute their aggregate total returns over a specified period by determining the aggregate compounded rate of return during such specified period that likewise equates over a specified period the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Annual Total Return       =       (ERV/P) - 1

Where:   ERV                        =       ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period
                           P        =       hypothetical initial payment of $1,000

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Such calculations are not necessarily indicative of future results and do not take into account Federal, state and local taxes that shareowners must pay on a current basis.

         Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareowners should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

                                                 OTHER INFORMATION

         Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information forms a part. Each such statement is qualified in all respects by such reference.

                                                    FINANCIAL STATEMENTS



CT&T
FUNDS

Annual
Report

October 31, 1997



                            [ART WORK APPEARS HERE]




       A Report on the Operations and Performance of Your Investment in
                      Montag & Caldwell Growth Fund
                      Chicago Trust Growth & Income Fund
                      Chicago Trust Talon Fund
                      Chicago Trust Balanced Fund
                      Montag & Caldwell Balanced Fund
                      Chicago Trust Bond Fund
                      Chicago Trust Municipal Bond Fund
                      Chicago Trust Money Market Fund

                 The Chicago Trust Company, Investment Advisor
                  Montag & Caldwell, Inc., Investment Advisor
                                (800) 992-8151

CT&T Funds -- Shareowner Benefits
--------------------------------------------------------------------------------

The CT&T Funds offer a variety of special features and options for shareowners. If you are not already taking advantage of these features and wish to do so, call us! A customer service representative at (800) 992-8151 will help you gain access to our free share owner options.

[ART WORK]
Low Minimum Investments

The minimum initial investment is $2,500 and any subsequent investment is $50.

[ART WORK]
Automatic Investment

You may elect to make regular investments into your account automatically by approving electronic funds transfers into your CT&T Funds. The minimum initial investment for the automatic investment plan is $50.

[ART WORK]
Savings for Retirement

Our easy and convenient IRA offers you a selection of mutual funds especially suitable for your retirement accounts while your assets benefit from tax-deferred growth.

[ART WORK]
Automatic Dividend Reinvestment

You can compound your investment earnings by reinvesting them automatically. Monthly or quarterly dividends and annual capital gain distributions are reinvested free of charge.

[ART WORK]
Exchange Privileges

Should your personal investment needs change, you have the flexibility to move your investments among the CT&T Funds. Transfers between the Funds are free of charge, and simple to make.

[ART WORK]
Check Writing

Free check writing services may be authorized and are available in the Chicago Trust Money Market Fund. The per check minimum is $500.


   Our automated shareowners account information line is available for your convenience 24-hours a day, 7 days a week by calling (800) 992-8151.

Dear Shareowner:

The fiscal year ended October 31, 1997 has been financially rewarding for all investors in our funds. Holders of our equity portfolios have realized returns ranging from 25.2% in the Chicago Trust Growth & Income Fund (Growth & Income) to 34.3% in the Montag & Caldwell Growth Fund (Growth) "I" Class of shares. Our Chicago Trust Talon Fund (Talon) has earned a very impressive 33.5% total return despite holding significant cash reserves throughout the period. Fixed income returns have ranged from 5.1% in our tax-free Municipal Bond Fund to 8.8% in the taxable Bond Fund. Holders of our Money Market Fund have realized a 5.17% return over the past twelve months.

Obviously, there is more information printed about mutual funds than anyone can reasonably read or would want to read. However, on the assumption that most of our shareowners do not read all of the financial advisory publications now available, we thought you might like to know a sample of who has written about our Funds during the last twelve months.

Publication                                                    Date                 Funds
-----------                                                    ----                 -----
Crain's Chicago Business                                 December 23, 1996     Growth & Income
     "Chicago Trust Fund
      Manager Takes Long Views in Stock Picks"

Kiplinger's Magazine                                     March 1997            Growth
     "Best Funds: Investing for College"

Money Magazine                                           March 1997            Growth
     "Invest Like a Millionaire with these Funds"

Ft. Lauderdale Sun-Sentinel                              May 11, 1997          Growth & Income
     "A Few Strong Growth Stocks Power Chicago Trust"

Financial Planning Magazine                              May 1997              Growth & Income, Talon
     "Undiscovered Funds Still Abound"

Louis Rukeyser's Mutual Funds                            September 1997        Growth & Income
     "A Wealth of Experience"

Louis Rukeyser's Mutual Funds                            October 1997          Growth
     "A Global Opportunist"

Money Magazine                                           November 1997         Talon
     "What to Do Now to Protect Your Profits"

It is customary in letters of this sort to fill space with prognostications about the economic and financial outlook. We do not believe that is a very useful exercise in a world where the batting average of most forecasters is less than 50%. Instead, we wish to assure you that despite recent market returns our enthusiasm will remain in check. We will continue to pursue our bottom-up disciplined investment approaches, choosing securities based on fundamentals of the business and our time-tested valuation techniques.

To all of our long-term investors, we hope we have met your expectations. To our newer investors, we thank you for choosing the Chicago Trust/Montag & Caldwell Funds. We will do all that we can to help you reach your financial goals. In March 1998, to enhance and simplify your investment process, we will introduce our website. Thank you for investing with Chicago Trust/Montag & Caldwell Funds.

Sincerely,

/s/ Stuart D. Bilton

Stuart D. Bilton
Chairman

CT&T Funds -- Summary Information
Performance for the Fiscal Year Ended October 31, 1997
-------------------------------------------------------------------------------

                                   Montag & Caldwell Growth Fund
                             Class N (Retail)  Class I (Institutional)              Chicago Trust Growth & Income Fund

Total Returns:
1 Year                            33.82%                 34.26%                                   25.16%

Three Year
Average Annual                       N/A                    N/A                                   26.93%

Average Annual
Since Inception                   31.92%                 33.56%                                   20.78%

Value of $10,000                $22,925               $ 14,724                                   $20,801
from Inception
Date                            11/2/94                6/28/96                                  12/13/93


 Top Ten Holdings     as of October 31, 1997
    Company and        Cisco Systems, Inc.                       4.5%  Federal Home Loan Mortgage Corp.     3.9%
  % of Total Net       Microsoft Corp.                           4.0%  Illinois Tool Works, Inc.            3.9%
      Assets           Gillette Co.                              4.0%  Royal Dutch Petroleum Co., NY, ADR   3.9%
                       Pfizer, Inc.                              3.8%  American International Group, Inc.   3.8%
                       Coca-Cola Co.                             3.8%  Norwest Corp.                        3.8%
                       Procter & Gamble Co.                      3.7%  Cardinal Health, Inc.                3.7%
                       Johnson & Johnson                         3.6%  Pfizer, Inc.                         3.6%
                       Intel Corp.                               3.2%  Microsoft Corp.                      3.5%
                       Oracle Corp.                              3.2%  Newell Co.                           3.3%
                       Home Depot, Inc.                          3.2%  Sysco Corp.                          3.2%


                                 Chicago Trust Talon Fund                    Chicago Trust Balanced Fund

Total Returns:
1 Year                                   33.47%                                     20.10%


Three Year
Average Annual                           26.16%                                      N/A

Average Annual
Since Inception                          26.08%                                     18.20%

Value of $10,000                        $20,582                                    $14,229
from Inception
Date                                    9/19/94                                    9/21/95



 Top Ten Holdings  as of October 31, 1997
    Company and     Mylan Laboratories, Inc.               5.4%  Pfizer, Inc.                        2.3%
  % of Total Net    U. S. Treasury Note, 5.875%, 07/31/99  5.3%  Norwest Corp.                       2.0%
      Assets        Vitalink Pharmacy Services, Inc.       5.1%  American International Group, Inc.  1.9%
                    Robotic Vision Systems, Inc.           5.1%  Schlumberger Ltd.                   1.9%
                    Circus Circus Enterprises, Inc.        4.9%  Federal Home Loan Mortgage Corp.    1.8%
                    North American Vaccine, Inc.           4.9%  Cisco Systems, Inc.                 1.7%
                    Pep Boys -- Manny, Moe & Jack          4.9%  Microsoft Corp.                     1.7%
                    R.R. Donnelley & Sons Co.              4.7%  Illinois Tool Works, Inc.           1.7%
                    Danielson Holdings Corp.               4.4%  MBNA Corp.                          1.7%
                    Equity Office Properties Trust, REIT   4.3%  Newell Co.                          1.5%

CT&T Funds -- Summary Information
Performance for the Fiscal Year Ended October 31, 1997
--------------------------------------------------------------------------------

                                 Montag & Caldwell Balanced Fund                         Chicago Trust Bond Fund
Total Returns:
1 Year                                       24.26%                                            8.84%


Three Year
Average Annual                                N/A                                              9.77%


Average Annual
Since Inception                              22.83%                                            6.56%

Value of $10,000                            $18,509                                           $12,797
from Inception
Date                                        11/2/94                                           12/13/93

Top Ten Holdings          as of October 31, 1997
  Company and             U.S. Treasury Note, 7.250%, 05/15/16    4.1%    U.S. Treasury Bond, 7.125%, 02/15/23            2.3%
 % of Total Net           U.S. Treasury Note, 6.500%, 10/15/06    3.1%    U.S. Treasury Note, 7.250%, 05/15/04            2.2%
     Assets               Cisco Systems, Inc.                     2.5%    U.S. Treasury Note, 7.875%, 08/15/01            2.2%
                          U.S. Treasury Note, 6.500%, 08/15/05    2.5%    U.S. Treasury Note, 7.125%, 02/29/00            2.1%
                          Federal National Mortgage Association,          U.S. Treasury Note, 6.375%, 08/15/02            2.1%
                           7.250%, 01/17/21, CMO, REMIC           2.5%    U.S. Treasury Note, 5.750%, 10/31/00            2.1%
                          U.S. Treasury Note, 5.875%, 02/15/04    2.4%    U.S. Treasury Note, 5.500%, 02/28/99            2.1%
                          Gillette Co.                            2.3%    U.S. Treasury Note, 5.750%, 08/15/03            2.1%
                          Procter & Gamble Co.                    2.2%    U.S. Treasury Note, 5.125%, 11/30/98            2.1%
                          Microsoft Corp.                         2.2%    Chemical Master Credit Card Trust, Class A
                          Johnson & Johnson                       2.2%     5.550%, 09/15/03                               2.1%


                                                      Chicago Trust Municipal Bond Fund
Total Returns:
1 Year                                                              5.13%


Three Year
Average Annual                                                      5.97%


Average Annual
Since Inception                                                     4.07%

Value of $10,000                                                   $11,673
from Inception
Date                                                              12/13/93
Top Ten Holdings          as of October 31, 1997
  Company and             King County, Washington, Series A,              Commonwealth of Puerto Rico, Series A, G.O.
 % of Total Net            G.O., 5.800%, 01/01/04                 4.1%     6.500%, 07/01/03                               3.6%
    Assets                Jordan School District, Utah,                   Clark County, Nevada, School District, G.O.
                           Series A, G.O., 5.250%, 06/15/00       4.0%     6.400%, 06/15/06                               3.1%
                          Cook County, Illinois, Series B, G.O.           Arlington Independent School District, Texas,
                           4.700%, 11/15/01                       3.9%     Refunding, G.O., 5.400%, 02/15/99              3.1%
                          Salt River Project Electric System              Mohave County, AZ, IDA, 6.000%, 07/01/00        3.0%
                           Revenue, AZ, Refunding, Series A,              Tulsa, Oklahoma Metropolitan Utility Authority
                           5.500%, 01/01/05                       3.9%     Revenue, 5.500%, 07/01/00                      2.9%
                          Texas State Water Development Board,
                           G.O. Escrowed to Maturity, 5.000%,
                           08/01/99                               3.7%

CT&T Funds
Montag & Caldwell Growth Fund
Management Discussion & Analysis                                October 31, 1997
--------------------------------------------------------------------------------

The Montag & Caldwell Growth Fund (the "Fund") did particularly well in this past fiscal year ended October 31, 1997. The Fund had a total return of 33.8% as compared to a gain of 32.0% for the S&P 500 Index. During this same period, the Lipper Growth Fund Index returned 28.4%. The Fund's multinational consumer, healthcare and technology holdings contributed to the Fund's good results.

The outlook for the stock market continues to be positive. Sustained growth in the economy and corporate profits; continued prospects for low rates of inflation and steady to eventually lower levels of bond yields; and favorable supply/demand factors for equities coupled with guarded views among investors on the stock market outlook suggest a positive backdrop for share prices. It is our view that the recent stock market correction associated with the currency turmoil in Southeast Asia is an "overdue correction" rather than the beginning of a substantial decline in share prices. From January 1, 1995, through September 30, 1997, the S&P 500 Index has provided a total return of 119.3%, so a pullback in share prices was not all that surprising. Our favorable view on the stock market is predicated on the belief that U. S. economic growth will moderate to a non-inflationary rate and that the Federal Reserve is in a flexible position to implement policies that will extend the economic expansion. The currency and financial market turmoil in Southeast Asia should contribute to that moderating process.

We continue to be quite positive on the outlook for shares of high quality growth companies. Because we expect more moderate growth in the U. S. economy and corporate profits in the future, superior and consistent earnings growth rates of these companies will become increasingly attractive. We do not expect the turmoil in Southeast Asia to have a significant impact on the U. S. multinational companies in the Fund. While economic growth will slow in Southeast Asia, the region is not expected to experience an economic downturn as severe as that of Mexico and other Latin American countries during their period of financial stress. Most importantly, the multinational companies in the Portfolio sell consumer non-durable products that we don't think will be affected proportionately by a slowdown. Even in a U.S. recession, demand does not slow significantly for products such as soft drinks, blades and detergent. Also, other areas of the world are showing good growth, which offsets the weakness in Southeast Asia. Such geographic diversity is one of the reasons the Fund's multinational holdings have consistently produced solid earnings over the years.

                           [PIE CHART APPEARS HERE]

                     Portfolio Allocation By Market Sector

                   Cash & Other Net Liabilities            3%
                   Technology                             28%
                   Consumer Non-Durables                  15%
                   Pharmaceuticals                         9%
                   Health Care Services                    7%
                   Retail                                  6%
                   Finance                                 7%
                   Food & Beverage                         6%
                   Other Common Stocks                    19%


  Comparative Performance Measurement: Growth of $10,000 Invested in Montag &
                             Caldwell Growth Fund,
                 S&P 500 Index and the Lipper Growth Fund Index
                             since Fund's Inception

                             [GRAPH APPEARS HERE]

                                           Montag &
                                           Caldwell
                              Lipper      Growth Fund
                 S&P 500      Growth        Class N
Values/Years      Index     Fund Index      Shares
------------     -------    ----------    -----------
November 1994    10,000       10,000        10,000
January 1995     10,032        9,739        10,005
April 1995       11,046       10,699        10,999
July 1995        12,142       12,075        12,630
October 1995     12,641       12,398        13,187
January 1996     13,907       13,183        14,178
April 1996       14,380       13,789        15,065
July 1996        14,152       13,145        14,874
October 1996     15,685       14,498        17,131
January 1997     17,568       15,915        19,367
April 1997       17,992       15,733        19,245
July 1997        21,527       18,897        23,571
October 1997     20,720       18,617        22,925

                                           Montag &
                                           Caldwell
                              Lipper      Growth Fund
                 S&P 500      Growth        Class I
Values/Years      Index     Fund Index      Shares
------------     -------    ----------    -----------
June 1996        10,000       10,000        10,000
October 1996     10,593       10,433        10,967
January 1997     11,865       11,453        12,087
April 1997       12,152       11,322        12,341
July 1997        14,539       13,598        15,125
October 1997     13,994       13,397        14,724


These charts compare a $10,000 investment made in Class N Shares and Class I Shares of the Fund on their respective inception dates to a $10,000 investment made in the indices on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

CT&T Funds
Chicago Trust Growth & Income Fund
Management Discussion & Analysis                               October 31, 1997
================================================================================


The Chicago Trust Growth & Income Fund (the"Fund")had a strong gain of 25.2% for the fiscal year ended October 31, 1997. While the one year return was less than that of the S&P 500 Index or the Lipper Growth & Income Fund Index, on a three year basis, the Fund's 26.9% annualized rate of return was in line with that of the S&P 500 Index, at 27.5%. The Fund's return was well above that of the Lipper Growth & Income Fund Index, at 23.2%. The Fund ranked 43rd out of 382 Growth & Income Funds listed by Lipper Analytical Services, Inc. based on total return fund performance for the three-year period ended October 31, 1997. These Lipper rankings include all classes of multiple class funds, and certain expenses of the Fund were subsidized during the ranking period.

While the stock market's gain in fiscal 1997 was the strongest of the past three years, there was little doubt that the advance became more labored during the closing months of the year. Two of the last three months were down with the final quarter having the poorest return for any such period during the last three fiscal years. October was particularly volatile as it incorporated the often anticipated 10% market correction, several single day price change records, and a single session volume record.

As a long-term investor, we recognize that volatility may occur in the Portfolio during periods when the stock market is dominated by themes which are contrary to the Fund's investment strategy. Our long term stock selection process will continue to focus on fundamentally strong companies which are able to demonstrate traits of consistent top and bottom line growth. Volatile markets may result in short-term underperformance, but can also represent attractive entry points for long-term investors.

[PIE CHART APPEARS HERE]

                     Portfolio Allocation By Market Sector

             Consumer Durables                                6%
             Capital Goods                                    6%
             Energy                                           7%
             Consumer Non-Durables                           11%
             Health Care Services                            10%
             Technology                                      14%
             Other Common Stocks                             19%
             Cash & Other Net Assets                          6%
             Finance                                         21%


                Comparative Performance Measurement: Growth of
            $10,000 invested in Chicago Trust Growth & Income Fund,
              S&P 500 Index and the Lipper Growth & Income Fund
                         Index since Fund's Inception

                             [GRAPH APPEARS HERE]

                                 LIPPER GROWTH     CHICAGO TRUST
                  S&P            & INCOME FUND     GROWTH &
Values/Years      500 INDEX      INDEX             INCOME FUND
------------      ----------     -------------     -------------
12/93             $10,000        $10,000           $10,000
4/94              $ 9,745        $ 9,807           $ 9,797
7/94              $ 9,979        $ 9,993           $ 9,945
10/94             $10,360        $10,241           $20,173
1/95              $10,394        $10,115           $10,365
4/95              $11,444        $11,036           $11,231
7/95              $12,580        $12,011           $12,327
10/95             $13,096        $12,318           $13,088
1/96              $14,408        $13,448           $14,350
4/96              $14,898        $14,021           $14,983
7/96              $14,663        $13,587           $14,933
10/96             $16,250        $14,953           $16,619
1/97              $18,201        $16,463           $18,002
4/97              $18,641        $16,616           $18,258
7/97              $22,303        $19,584           $21,812
10/97             $21,466        $19,144           $20,801

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the indices on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

CT&T Funds
Chicago Trust Talon Fund
Management Discussion & Analysis                                October 31, 1997
================================================================================


For the fiscal year ending October 31, 1997, the Chicago Trust Talon Fund (the "Fund") had a total return of 33.5% versus 32.7% for the S&P 400 Mid Cap Index. From its inception on September 19, 1994 through October 31, 1997, the Fund's cumulative return was 105.8% versus 88.4% for the S&P 400 Mid Cap Index.

The recent disarray in Asian markets points out that diversification in itself may not protect one from loss of principal and that globalization can work as unfavorably for corporate profits on the way down as it does favorably on the way up. Globalization and diversification will be subjects of future quarterly reports. We hope that previous quarterly reports have been helpful in conveying our investment philosophy and thought process. If you are a new shareowner and would like to receive a few of our past quarterly reports, please call Janice Gonnella at 312-422-5403.

We believe we are entering a period that will be characterized by greater volatility and that stock picking will become even more important than in the recent past. As we enter our new fiscal year, patience and discipline will remain a cornerstone of our investment process.

Talon Asset Management, Inc. is a sub-agent of the Chicago Trust Company. As such, we are responsible for managing your Fund. We at Talon would like to express our appreciation to Chicago Trust for that opportunity and for their patience and support over the last three years. The Talon "personality", which has taken shape over that period of time, could not have happened without the confidence that both Chicago Trust and you, our shareowners, have placed in us.

                           [PIE CHART APPEARS HERE]

                     Portfolio Allocation By Market Sector

               Cash & Other Net Liabilities                  3%
               Finance                                      12%
               Pharmaceuticals                              15%
               Restaurants                                   6%
               Technology                                   11%
               Other Common Stocks                          26%
               Preferred Stocks                              1%
               U.S. Government & Agency Obligations         26%

            Comparative Performance Measurement: Growth of $10,000
                   invested in Chicago Trust Talon Fund and
               the S&P 400 Mid Cap Index since Fund's Inception

                             [GRAPH APPEARS HERE]

                               S&P 400     CHICAGO TRUST
        VALUES/YEARS     MID CAP INDEX        TALON FUND
        ------------     -------------        ----------
        9/94                   $10,000           $10,000
        10/94                  $ 9,921           $10,250
        1/95                   $ 9,660           $10,151
        4/95                   $10,551           $10,766
        7/95                   $11,829           $12,173
        10/95                  $12,025           $12,189
        1/96                   $12,701           $12,762
        4/96                   $13,695           $14,580
        7/96                   $12,747           $13,530
        10/96                  $14,111           $15,420
        1/97                   $15,482           $18,020
        4/97                   $15,082           $16,935
        7/97                   $18,531           $20,074
        10/97                  $18,721           $20,582

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the indices on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

CT&T Funds
Chicago Trust Balanced Fund
Management Discussion & Analysis                                October 31, 1997
================================================================================

For the fiscal year ended October 31, 1997 the Chicago Trust Balanced Fund (the "Fund") reported a total return of 20.1%. Again this year, common stocks produced the greatest component of total return. The equities in the Portfolio returned 32% and bonds produced approximately 11.5%, for this fiscal year. Both bond and equity returns were competitive when measured against the S&P 500 Index return of 32.5% and the Lehman Brothers Aggregate Bond Index return of 10.1%. Over the course of the year, the asset allocation for stocks remained in the 52% to 56% range and bonds in the 34% to 39% range, while cash reserves were maintained in the 6% to 11% range.

When reviewing stock market history, October is many times the cruelest month of the year--consider 1929 and 1987. Again, on October 27, 1997, the stock market experienced a significant drop of 554 points. Such volatility demonstrates the advantages of a balanced fund. Over the past few years, a debate has been brewing in academic circles regarding the value and contribution of asset allocation. A 1986 research study by Brinson, Hood and Beebower contends that, on average, 93.6% of a portfolio return is explained by the mix of stocks, bonds and cash. Other studies contend that asset mix explains approximately 20% to 25% of return. We continue to believe that asset allocation is incredibly important in your total long-term return and a well diversified balanced fund can enhance your expected return.

The outlook for equity investment remains positive but investors should exercise caution in making new investment commitments with special attention paid to valuation levels on individual stocks and bonds. This is no time to "pay up" for stocks and bonds. The Fund will continue to stress individual company fundamentals and reasonable prices in its selection process.

Equity investment in health care, finance, energy and consumer staples has enhanced the performance of the stock portfolio. The bond portfolio continues to stress quality and intermediate term maturities. By diversifying investments among various asset classes, the total risk of significant loss declines as compared to investing in a single asset class.

                           [PIE CHART APPEARS HERE]

                     Portfolio Allocation By Market Sector

Cash & Other Net Assets                              7%
Common Stocks                                       53%
Corporate Notes & Bonds                             18%
U.S. Government & Agency Obligations                18%
Other                                                2%
Asset Backed Securities                              2%



                Comparative Performance Measurement: Growth of
           $10,000 invested in Chicago Trust Balanced Fund, Lehman
             Brothers Aggregate Bond Index/S&P 500 Index and the
               Lipper Balanced Fund Index since Fund's Inception

                             [GRAPH APPEARS HERE]

                   Lehman Brothers
                      Aggregate
                     Bond Index/         Lipper
                       S&P 500          Balanced     Chicago Trust
 Values/Years           Index          Fund Index    Balanced Fund
--------------     ---------------     ----------    -------------
September 1995         10,000            10,000         10,000
October 1995           10,039             9,975         10,108
January 1996           10,752            10,635         10,796
April 1996             10,817            10,751         10,893
July 1996              10,783            10,616         10,926
October 1996           11,625            11,420         11,847
January 1997           12,493            12,187         12,612
April 1997             12,708            12,213         12,720
July 1997              14,481            13,874         14,438
October 1997           14,237            13,715         14,229


This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the indices on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

CT&T Funds
Montag & Caldwell Balanced Fund
Management Discussion & Analysis                                October 31, 1997
================================================================================

The Montag & Caldwell Balanced Fund (the "Fund") achieved a strong gain of 24.3% for the fiscal year ended October 31, 1997. During the same period, the combined index of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index increased 21.4%. The Lipper Balanced Fund Index gained 20.1% during the same interval. The Fund's multinational consumer, healthcare and technology equity holdings contributed to the Fund's good results.

The outlook for the stock market continues to be positive. Sustained growth in the economy and corporate profits; continued prospects for low rates of inflation and steady to eventually lower levels of bond yields; and favorable supply/demand factors for equities coupled with guarded views among investors on the stock market outlook suggest a positive backdrop for share prices. It is our view that the recent stock market correction associated with the currency turmoil in Southeast Asia is an "overdue correction" rather than the beginning of a substantial decline in share prices. From January 1, 1995, through September 30, 1997, the S&P 500 Index has provided a total return of 119.3%, so a pullback in share prices was not all that surprising. Our favorable view on the stock market is predicated on the belief that U. S. economic growth will moderate to a non-inflationary rate and that the Federal Reserve is in a flexible position to implement policies that will extend the economic expansion. The currency and financial market turmoil in Southeast Asia should contribute to that moderating process.

We continue to be quite positive on the outlook for shares of high quality growth companies. Because we expect moderate growth in the U. S. economy and corporate profits in the future, the superior and consistent earnings growth rates of these companies will become increasingly attractive. We do not expect the turmoil in Southeast Asia to have a significant impact on the U. S. multinational companies in the Portfolio. While economic growth will slow in Southeast Asia, the region is not expected to experience an economic downturn as severe as that of Mexico and other Latin American countries during their period of financial stress. Most importantly, the multinational companies in the Portfolio sell consumer non-durable products that we don't think will be affected proportionately by a slowdown. Even in a U.S. recession, demand does not slow significantly for products such as soft drinks, blades and detergent. Also, other areas of the world are showing good growth, which offsets the weakness in Southeast Asia. Such geographic diversity is one of the reasons the Fund's multinational holdings have consistently produced solid earnings gains over the years.

With economic growth likely to slow and inflation well-controlled, we think there is the potential for positive bond market returns in the period ahead. In addition to gradually lengthening bond maturities, we will seek to add yield, where appropriate, through the purchase of quality corporate bonds as well as agency issues.

                           [PIE CHART APPEARS HERE]

                     Portfolio Allocation By Market Sector

Cash & Other Net Assets                               4%
Common Stocks                                        58%
U.S. Government & Agency Obligations                 26%
Corporate Notes & Bonds                               9%
Asset Backed Securities                               3%


                      Comparative Performance Measurement:
           Growth of $10,000 invested in Montag & Caldwell Balanced
              Fund, Lehman Brothers Aggregate Bond Index/S&P 500
                   Index and the Lipper Balanced Fund Index
                            since Fund's Inception

                             [GRAPH APPEARS HERE]

                    Lehman Brothers Aggregate            Lipper Balanced              Montag & Caldwell
Values/Yrs.          Bond Index/ S&P Index                Fund Index                   Balanced Fund
11/94                        10,000                         10,000                         10,000
1/95                         10,128                          9,983                         10,079
4/95                         10,891                         10,652                         10,817
7/95                         11,706                         11,424                         11,944
10/95                        12,539                         11,759                         12,375
1/96                         13,040                         12,537                         13,172
4/96                         13,141                         12,674                         13,446
7/96                         13,090                         12,515                         13,410
10/96                        14,881                         13,462                         14,895
1/97                         15,230                         14,343                         16,162
4/97                         15,498                         14,397                         16,071
7/97                         17,717                         16,355                         18,635
10/97                        17,894                         16,168                         18,509

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the indices on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

CT&T Funds
Chicago Trust Bond Fund
Management Discussion & Analysis                                October 31, 1997
--------------------------------------------------------------------------------

Bond market performance over the twelve months ended October 31, 1997, has been influenced by a range of circumstances. At the beginning of the fiscal year, investors were anticipating the need for the Federal Reserve to raise interest rates to help moderate economic growth. A federal funds overnight lending rate increase of .25% occurred at the end of March 1997. As the year elapsed, sentiment quickly changed. Many traditional signs of economic strength such as low unemployment, industrial production and a declining government deficit raised concerns. Most people felt that the Federal Reserve would be forced to raise rates in order to avoid higher inflation. Productivity, growth and global competition has kept inflation lower than predicted by many economic "experts." At the time of this writing, a new theme of "deflation" has become increasingly popular due to the renewed risks of investing in emerging market countries.

For the fiscal year ended October 31, 1997, the Chicago Trust Bond Fund (the "Fund") had a total return of 8.84%. The Fund compares its performance to both the Lehman Brothers Aggregate Bond Index, with a total return of 8.89% for the same period, and the Lipper Intermediate Investment Grade Debt Fund Index, which had a total return of 8.04% during the same period.

The Fund continues to emphasize corporates and mortgages which represent 66% of total assets. We believe that superior returns are achieved from the results of independent, fundamental security analysis combined with the rigorous application of a precise, disciplined portfolio construction process. Rather than attempting to time the market, we firmly believe in adding value through sector analysis, credit quality research and security structure analysis. We believe our focus on long term, intrinsic value captures yield without increasing portfolio risk.

Throughout the year, corporate bonds contributed favorably to the Fund's comparatively strong investment results. The Fund focuses on selecting corporate obligations that will enhance the Fund's overall return while maintaining a strict adherence to required risk parameters. Both asset-backed and mortgage bonds also can provide investors with strong relative returns. Prepayment risk is analyzed under numerous interest rate scenarios to evaluate sensitivity to changes in rates. Government bonds are used to capture risk neutral anomalies based on the slope of the yield curve.

Changes in the Portfolio's duration are made based on our 12- to 18-month outlook for bond returns. We are not market timers. Duration changes are constrained to a range of plus or minus 10% of the duration of the Lehman Brothers Aggregate Bond Index. We will also adjust the distribution of our Portfolio's maturity and duration based on the current slope of the yield curve to capture incremental return and to control systematic risk. Over the last year, the Fund's effective duration has ranged from a high of 4.7 years to a low of 4.5 years. Currently, the effective portfolio duration is 4.6 years.

          [PIE CHART PORTFOLIO ALLOCATION BY MARKET SECTOR GOES HERE]

                     Portfolio Allocation By Market Sector

Cash & Other Net Assests                                4%
U.S. Government & Agency Obligations                   47%
Corporate Notes & Bonds                                40%
Other                                                   4%
Asset Backed Securities                                 5%

                     Comparative Performance Measurement:
            Growth of $10,000 invested in Chicago Trust Bond Fund,
             Lehman Brothers Aggregate Bond Index and the Lipper
              Intermediate Investment Grade Debt Fund Index since
                               Fund's Inception

            [CHART COMPARATIVE PERFORMANCE MEASUREMENT GOES HERE]

                    Lehman Brothers Aggregate           Lipper Intermediate Investment         Chicago Trust
Values/Yrs.                Bond Index                       Grade Debt Fund Index                Bond Fund
12/93                        10,000                                 10,000                        10,000
4/94                          9,507                                  9,524                         9,682
7/94                          9,674                                  9,640                         9,768
10/94                         9,535                                  9,537                         9,677
1/95                          9,769                                  9,720                         9,894
4/95                         10,203                                 10,121                        10,307
7/95                         10,651                                 10,520                        10,735
10/95                        11,026                                 10,885                        11,117
1/96                         11,424                                 11,267                        11,507
4/96                         11,085                                 10,930                        11,169
7/96                         11,241                                 11,070                        11,331
10/96                        11,671                                 11,465                        11,758
1/97                         11,797                                 11,589                        11,926
4/97                         11,870                                 11,641                        11,972
7/97                         12,451                                 12,191                        12,555
10/97                        12,709                                 12,388                        12,797

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the indices on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

CT&T Funds
Chicago Trust Municipal Bond Fund
Management Discussion & Analysis                                October 31, 1997
--------------------------------------------------------------------------------

Over the past year the bond markets can be characterized as having an overall downward interest rate bias with a notable flattening of the yield curve--in other words, rates are down and the additional yield gained from extending from one-year to 30-year maturities has fallen. For example, in October 1996, moving from one-year to 30 year maturities in AA-rated General Obligation bonds added almost 2.00% in yield. This October, however, investors added only about 1.50% in additional yield for the same extension. Also, it is typical to earn 0.10% additional yield per year in intermediate maturities for each year of extension; however, for most of 1997, seven- to twelve-year municipal bonds added only 0.05% to 0.07% for annual extensions.

The other significant market anomaly evident this October is the under-performance of municipals versus taxable bonds. Expressed as a percent of U.S. Treasury prices, municipal bonds now range from 70% to 87% for one- to 30-year maturities. These percentages are higher than normal since U.S. Treasury yields moved up rapidly as a result of the flight to quality from volatile equity and international markets. Conversely, high seasonal supply in municipals held tax-exempt bond prices down.

For the fiscal year ended October 31, 1997, total return for the Chicago Trust Municipal Bond Fund (the "Fund") was 5.13%. The Fund earned an average annual return of 5.97% for the three year period ended October 31, 1997. While 30-year municipal bond yields under 6% tend to limit retail buying, this relative "cheapness" of municipals versus taxables has increased interest in the tax-exempt market from corporate buyers, especially insurance companies. Year to year, municipal rates are down, with October 31, 1997, yields on five-year AA-rated General Obligation bonds at 4.25%, 10 year maturities at 4.65%, and 30 years at 5.20%. Contributions to bond funds for most of the period were slow, but with continuing volatility in the domestic stock market and weakness internationally, the coming year should see greater allocations to fixed income securities.

Activity in the Fund for the fiscal year concentrated on increasing current income with purchases of 5% to 6% coupon bonds, as well as taking advantage of attractive levels on issuers from "specialty" states, such as California, Michigan, and New York. Because of local tax advantages for in-state buyers, issuers in these states usually sell at lower yields than non-specialty issuers such as those in Illinois, Washington, or Wisconsin, for example. Due to recent sizable new issuance from several specialty states, we were able to take advantage of attractive yield levels for the Fund. At October 31, 1997, the Fund's average credit quality has been maintained at AA, average maturity at 5.6 years and duration at 4.5 years.

                     Comparative Performance Measurement:
             Growth of $10,000 invested in Chicago Trust Municipal
                  Bond Fund and the Lehman Brothers Five-Year
              Government Obligations Index since Fund's Inception


           [COMPARATIVE PERFORMANCE MEASUREMENT CHART APPEARS HERE]

                            LEHMAN BROTHERS
                            5-YEAR GOVERNMENT         CHICAGO TRUST
            VALUES/YEARS    OBLIGATIONS INDEX   MUNICIPAL BOND FUND
            ------------    -----------------   -------------------
            12/93                 $10,000                   $10,000
            1/94                  $10,094                   $10,106
            4/94                  $ 9,782                   $ 9,803
            7/94                  $ 9,921                   $ 9,922
            10/94                 $ 9,838                   $ 9,808
            1/95                  $ 9,956                   $ 9,958
            4/95                  $10,288                   $10,218
            7/95                  $10,669                   $10,518
            10/95                 $10,855                   $10,719
            1/96                  $11,138                   $10,969
            4/96                  $11,025                   $10,811
            7/96                  $11,156                   $10,935
            10/96                 $11,368                   $11,103
            1/97                  $11,540                   $11,230
            4/97                  $11,548                   $11,201
            7/97                  $11,990                   $11,600
            10/97                 $12,107                   $11,673

                           [PIE CHART APPEARS HERE]

                     Portfolio Allocation By Quality Rating

                     A                                   8%
                     Aa                                 33%
                     Aaa                                56%
                     Not Rated                           3%


This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the indices on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

CT&T Funds
Chicago Trust Money Market Fund
Management Discussion & Analysis                                October 31, 1997
--------------------------------------------------------------------------------

Once again the most recent Federal Reserve Open Market Committee meeting came and went without a change in interest rates. Policymakers left the Federal Funds overnight lending rate unchanged at 5.50%. This is the same rate it has been since late March.

While domestic economic activity continues to show strength, the picture from overseas, Southeast Asia in particular, remains cloudy. What, if any, effect this may have on policymaking decisions in the near future remains to be seen.

The short-term yield curve remains very flat. This means that the yield earned for investing for seven days is approximately the same as the yield for investing for 270 days. The Chicago Trust Money Market Fund (the "Fund") is positioned to take advantage of this type of yield curve profile. It has a weighted average maturity of 33 days, which is almost half the average maturity of a "typical" prime domestic money market fund.

The performance of the Fund has exceeded its benchmark, the Donaghue's First Tier Money Market Fund Index, by 0.23% for the quarter ended October 31, 1997. For the previous 12 months, the outperformance has been 0.20%. The low expenses of the Fund coupled with the effective structure of the Fund have been the primary reasons it has continued to outperform other money market funds in the peer group.

        [PIE CHART PORTFOLIO ALLOCATION BY MARKET SECTOR APPEARS HERE]

                     Portfolio Allocation By Market Sector

Time Deposits                     4%
Certificates of Deposit           5%
Commercial Paper                 77%         [INSERT PIE CHART HERE]
Cash & Other Net Assets          10%
GIC within Funding Agreement      4%

CT&T Funds
Montag & Caldwell Growth Fund
Schedule of Investments                                         October 31, 1997
--------------------------------------------------------------------------------

                                                                         Market
Shares                                                                    Value
------                                                                   ------
COMMON STOCKS - 97.44%
           Business Services - 2.26%
  440,100  Manpower, Inc...........................................$ 16,888,838
                                                                   ------------

           Consumer Durables - 1.82%
  490,000  Harley Davidson, Inc....................................  13,597,500
                                                                   ------------

           Consumer Non-Durables - 14.87%
  802,500  CUC International, Inc.*................................  23,673,750
  335,000  Gillette Co.............................................  29,835,938
  280,000  Interpublic Group of Companies, Inc.....................  13,300,000
  427,600  Mattel, Inc.............................................  16,622,950
  410,000  Procter & Gamble Co.....................................  27,880,000
                                                                   ------------
                                                                    111,312,638
                                                                   ------------

           Electrical - 2.80%
  324,700  General Electric Co.....................................  20,963,444
                                                                   ------------

           Entertainment and Leisure - 2.58%
  235,000  Walt Disney Co..........................................  19,328,750
                                                                   ------------

           Finance - 6.74%
  265,000  American Express Co.....................................  20,670,000
  217,400  American International Group, Inc.......................  22,188,387
  260,000  First Data Corp.........................................   7,556,250
                                                                   ------------
                                                                     50,414,637
                                                                   ------------

           Food and Beverage - 6.22%
  500,000  Coca-Cola Co............................................  28,250,000
  200,000  Pioneer Hi-Bred International, Inc......................  18,325,000
                                                                   ------------
                                                                     46,575,000
                                                                   ------------

           Health Care Services - 7.47%
  475,000  Johnson & Johnson.......................................  27,253,125
  405,000  Pfizer, Inc.............................................  28,653,750
                                                                   ------------
                                                                     55,906,875
                                                                   ------------

           Lodging - 2.61%
  280,000  Marriott International, Inc.............................  19,530,000
                                                                   ------------

           Medical Supplies - 2.67%
  460,000  Medtronic, Inc..........................................  20,010,000
                                                                   ------------

           Pharmaceuticals - 8.74%
  270,000  Bristol-Myers Squibb Co.................................$ 23,692,500
  330,000  Eli Lilly & Co..........................................  22,068,750
  220,000  Merck & Co., Inc........................................  19,635,000
                                                                   ------------
                                                                     65,396,250
                                                                   ------------

           Restaurants - 2.90%
  280,000  Cracker Barrell
           Old Country Store, Inc..................................   8,260,000
  300,000  McDonald's Corp.........................................  13,443,750
                                                                   ------------
                                                                     21,703,750
                                                                   ------------
           Retail - 5.68%
  350,000  Gap, Inc................................................  18,615,625
  430,000  Home Depot, Inc.........................................  23,918,750
                                                                   ------------
                                                                     42,534,375
                                                                   ------------

           Technology - 27.95%
  330,000    Adaptec, Inc.*........................................  15,984,375
  410,000    Cisco Systems, Inc.*..................................  33,632,812
  350,600    Compaq Computer Corp.*................................  22,350,750
  400,000    Electronic Arts, Inc.*................................  13,550,000
  313,700    Intel Corp............................................  24,154,900
  230,000    Microsoft Corp.*......................................  29,900,000
  670,000    Oracle Corp.*.........................................  23,973,438
  307,400    Seagate Technology, Inc.*.............................   8,338,225
  380,000    Solectron Corp.*......................................  14,915,000
  540,000    3Com Corp.*...........................................  22,376,250
                                                                   ------------
                                                                    209,175,750
                                                                   ------------

           Telecommunications - 2.13%
  360,000  Ericsson (LM)
           Telefonaktiebolaget, ADR
           Class B, Series 10......................................  15,930,000
                                                                   ------------

           Total Common Stocks..................................... 729,267,807
                                                                   ------------
           (Cost $582,126,971)

See accompanying Notes to Financial Statements.

CT&T Funds
Montag & Caldwell Growth Fund
Schedule of Investments - continued                             October 31, 1997
--------------------------------------------------------------------------------

                                                             Market
Shares                                                       Value
------                                                       ------
INVESTMENT COMPANIES - 3.31%
  15,205,543  Bankers Trust Institutional
              Cash Management Fund.................. $   15,205,543
   9,534,733  Bankers Trust Institutional
              Treasury Money Fund...................      9,534,733
                                                     --------------
              Total Investment Companies............     24,740,276
                                                     --------------
              (Cost $24,740,276)

Total Investments - 100.75%.........................    754,008,083
                                                     --------------
(Cost $606,867,247)**
Liabilities Net of Cash and Other Assets - (0.75%)..     (5,589,917)
                                                     --------------
Net Assets - 100.00%................................ $  748,418,166
                                                     ==============

-----------------------
   *  Non-income producing security.
  **  Aggregate cost for Federal income tax purposes is $606,962,652.

         Gross unrealized appreciation      $  155,538,447
         Gross unrealized (depreciation)        (8,493,016)
                                            --------------
         Net unrealized appreciation        $  147,045,431
                                            ==============

  ADR  American Depositary Receipt

See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Growth & Income Fund
Schedule of Investments                                         October 31, 1997
--------------------------------------------------------------------------------

                                                                       Market
   Shares                                                               Value
-----------                                                         ------------
COMMON STOCKS - 94.65%
              Business Services - 1.17%
     84,000   Paychex, Inc. .....................................   $  3,202,500
                                                                    ------------

              Capital Goods - 5.64%
    155,000   AlliedSignal, Inc. ................................      5,580,000
    273,000   Federal Signal Corp. ..............................      6,603,187
     41,500   Pitney Bowes, Inc. ................................      3,291,469
                                                                    ------------
                                                                      15,474,656
                                                                    ------------
              Chemicals - 1.93%
    121,400   Praxair, Inc. .....................................      5,288,487
                                                                    ------------

              Consumer Durables - 6.47%
    218,000   Illinois Tool Works, Inc. .........................     10,722,875
    157,000   Johnson Controls, Inc. ............................      7,045,375
                                                                    ------------
                                                                      17,768,250
                                                                    ------------
              Consumer Non-Durables - 11.39%
     80,600   Cintas Corp. ......................................      5,823,350
     71,500   Lancaster Colony Corp. ............................      3,539,250
    179,000   Mattel, Inc. ......................................      6,958,625
    234,100   Newell Co. ........................................      8,983,587
     88,000   Procter & Gamble Co. ..............................      5,984,000
                                                                    ------------
                                                                      31,288,812
                                                                    ------------
              Electrical - 2.70%
    114,800   General Electric Co. ..............................      7,411,775
                                                                    ------------

              Energy - 6.84%
    132,800   Exxon Corp. .......................................      8,158,900
    202,000   Royal Dutch Petroleum Co., NY, ADR ................     10,630,250
                                                                    ------------
                                                                      18,789,150
                                                                    ------------
              Finance - 21.47%
    100,000   AFLAC, Inc. .......................................      5,087,500
    102,975   American International Group, Inc. ................     10,509,886
     57,000   Associates First Capital Corp., Class A ...........      3,626,625
    284,600   Federal Home Loan Mortgage Corp. ..................     10,779,225
    108,000   First Data Corp. ..................................      3,138,750
     25,950   General Re Corp. ..................................      5,117,016
    145,000   Green Tree Financial Corp. ........................      6,108,125
    158,287   MBNA Corp. ........................................      4,164,927
    325,200   Norwest Corp. .....................................     10,426,725
                                                                    ------------
                                                                      58,958,779
                                                                    ------------
              Food and Beverage - 4.41%
    138,500   Richfood Holdings, Inc., Class A ..................      3,341,313
    219,000   Sysco Corp. .......................................      8,760,000
                                                                    ------------
                                                                      12,101,313
                                                                    ------------
              Health Care Services - 10.23%
    137,000   Cardinal Health, Inc. .............................     10,172,250
    333,375   Health Management Associates, Inc., Class A* ......      8,126,016
    138,600   Pfizer, Inc. ......................................      9,805,950
                                                                    ------------
                                                                      28,104,216
                                                                    ------------
              Pharmaceuticals - 1.85%
     57,000   Merck & Co, Inc. ..................................      5,087,250
                                                                    ------------

              Retail - 4.26%
     51,000   Kohl's Corp.* .....................................      3,423,375
    294,000   Walgreen Co. ......................................      8,268,750
                                                                    ------------
                                                                      11,692,125
                                                                    ------------
              Technology - 13.70%
     76,400   Cisco Systems, Inc.* ..............................      6,267,187
     58,600   Computer Sciences Corp.* ..........................      4,156,938
     88,000   HBO & Co. .........................................      3,828,000
     73,400   Microsoft Corp.* ..................................      9,542,000
    156,000   Oracle Corp.* .....................................      5,581,875
    124,000   Sun Microsystems, Inc.* ...........................      4,247,000
     96,250   3Com Corp.* .......................................      3,988,359
                                                                    ------------
                                                                      37,611,359
                                                                    ------------
              Telecommunications - 2.59%
    132,000   Tellabs, Inc.* ....................................      7,128,000
                                                                    ------------

              Total Common Stocks ...............................    259,906,672
              (Cost $182,870,419)                                   ------------

 Par Value
-----------
REPURCHASE AGREEMENT - 3.65%
$10,017,000   First Chicago,
              5.7000%, dated 10/31/97 to be repurchased on
              11/03/97 at $10,021,758 (Collateralized by U.S.
              Treasury Note 6.000%, due 06/30/99; Total Par
              $9,965,000) .......................................     10,017,000
                                                                    ------------
              Total Repurchase Agreement ........................     10,017,000
              (Cost $10,017,000)                                    ------------

See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Growth & Income Fund
Schedule of Investments -- Continued                            October 31, 1997
--------------------------------------------------------------------------------

Total Investments - 98.30% ......................................   $269,923,672
(Cost $192,887,419) **                                              ------------
Net Other Assets and Liabilities - 1.70% ........................      4,684,235
                                                                    ------------
Net Assets - 100.00% ............................................   $274,607,907
                                                                    ============

----------------------------

   *    Non-income producing security.

  **    Aggregate cost for Federal income tax purposes is $192,887,419.

              Gross unrealized appreciation        $81,936,543
              Gross unrealized (depreciation)       (4,900,290)
                                                   -----------
              Net unrealized appreciation          $77,036,253
                                                   ===========

 ADR    American Depositary Receipt


See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Talon Fund
Schedule of Investments                                         October 31, 1997
--------------------------------------------------------------------------------

                                                                Market
Shares                                                           Value
------                                                          ------
COMMON STOCKS - 69.93%
            Aerospace / Defense - 4.14%
    14,500  General Dynamics Corp. ....................... $ 1,177,219
                                                           -----------

            Cable Television - 0.16%
    11,417  Tescorp, Inc.*(A).............................      44,241
                                                           -----------

            Consumer Cyclical - 4.93%
    63,000  Circus Circus Enterprises, Inc.*..............   1,401,750
                                                           -----------

            Electrical - 2.46%
    30,000  Berg Electronics Corp.*.......................     701,250
                                                           -----------

            Finance - 12.22%
   160,000  Danielson Holdings Corp. .....................   1,260,000
    52,000  Risk Capital Holdings, Inc. ..................   1,183,000
    43,125  St. Paul Bancorp, Inc. .......................   1,035,000
                                                           -----------
                                                             3,478,000
                                                           -----------

            Pharmaceuticals - 15.36%
    70,000  Mylan Laboratories, Inc. .....................   1,535,625
    55,000  North American Vaccine, Inc.*.................   1,381,875
    67,544  Vitalink Pharmacy Services, Inc.*.............   1,456,418
                                                           -----------
                                                             4,373,918
                                                           -----------

            Printing and Publishing - 4.70%
    41,000  R.R. Donnelley & Sons Co. ....................   1,337,625
                                                           -----------

            Real Estate - 4.30%
    40,000  Equity Office Properties Trust, REIT..........   1,222,500
                                                           -----------

            Restaurants - 6.04%
    28,000  Starbucks Corp.*..............................     924,000
   122,500  Unique Casual Restaurants.....................     796,250
                                                           -----------
                                                             1,720,250
                                                           -----------

            Retail - 4.87%
    55,000  Pep Boys-Manny Moe & Jack.....................   1,385,312
                                                           -----------

            Technology - 10.75%
    50,000  American Management Systems, Inc.*............   1,081,250
    22,000  Cerner Corp.*.................................     533,500
   105,000  Robotic Vision Systems, Inc.*.................   1,443,750
                                                           -----------
                                                             3,058,500
                                                           -----------
            Total Common Stocks...........................  19,900,565
                                                           -----------
            (Cost $15,980,250)

PREFERRED STOCK - 1.27%
            Cable Television
     3,000  Tescorp, Inc. 8.0000% Conv. Pfd. (A)..........     363,000
                                                           -----------
            Total Preferred Stock.........................     363,000
                                                           -----------
            (Cost $300,000)


Par Value
---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 26.26%
            Federal Home Loan Bank - 3.52%
$1,000,000  5.8750%, 02/26/98.............................   1,002,210
                                                             ---------

            U.S. Treasury Bills (B) - 13.94%
 1,000,000  4.9984%, 11/13/97.............................     998,382
 1,000,000  4.8465%, 11/13/97.............................     998,382
 1,000,000  5.0290%, 12/11/97.............................     994,488
 1,000,000  5.1407%, 04/16/98.............................     976,900
                                                           -----------
                                                             3,968,152
                                                           -----------

            U.S. Treasury Notes - 8.80%
 1,000,000  5.2500%, 07/31/98.............................     998,380
 1,500,000  5.8750%, 07/31/99.............................   1,505,355
                                                           -----------
                                                             2,503,735
                                                           -----------

            Total U.S. Government
            and Agency Obligations........................   7,474,097
                                                           -----------
            (Cost $7,466,281)
 Shares
 ------
INVESTMENT COMPANY - 2.71%
   769,994  Bankers Trust Institutional
            Cash Management Fund..........................     769,994
                                                           -----------
            Total Investment Company......................     769,994
                                                           -----------
            (Cost $769,994)

PURCHASED PUT OPTIONS - 0.90%
                Number of      Exercise       Expiration
 Issuer         Contracts       Price            Date
 ------         ---------      --------       ----------

S & P 500          30           $9.60          11/22/97        142,500
S & P 500          20           $9.60          12/20/97        115,000
                ---------                                   -----------
                   50
Total Purchased Put Options...............................     257,500
                                                            -----------
(Cost $120,125)


Total Investments - 101.07%...............................  28,765,156
                                                           -----------
(Cost $24,636,650) **
Liabilities Net of Cash and Other Assets - (1.07%)........    (305,573)
                                                           -----------
Net Assets - 100.00%...................................... $28,459,583
                                                           ===========

---------------------------------------

  *   Non-income producing security.
  **  Aggregate cost for Federal income tax purposes is $24,792,119.

        Gross unrealized appreciation           $4,336,501
        Gross unrealized (depreciation)           (363,464)
                                                ----------
        Net unrealized appreciation             $3,973,037
                                                ==========


 (A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1997, these securities amounted to $407,241 or 1.43% of net assets.
 (B)  Annualized yield at time of purchase
REIT  Real Estate Investment Trust


See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Balanced Fund
Schedule of Investments                                         October 31, 1997
--------------------------------------------------------------------------------

                                                              Market
Shares                                                        Value
------                                                        ------
COMMON STOCKS - 53.40%
            Aerospace - 1.02%
    40,000  Boeing Co. ................................... $  1,915,000
                                                           ------------

            Business Services - 1.01%
    50,000  Paychex, Inc. ................................    1,906,250
                                                           ------------

            Capital Goods - 3.11%
    50,000  AlliedSignal Corp. ...........................    1,800,000
    85,000  Federal Signal Corp. .........................    2,055,937
    25,000  Pitney Bowes, Inc. ...........................    1,982,812
                                                           ------------
                                                              5,838,749
                                                           ------------

            Chemicals - 1.04%
    45,000  Praxair, Inc. ................................    1,960,312
                                                           ------------

            Consumer Durables - 2.89%
    65,000  Illinois Tool Works, Inc. ....................    3,197,187
    50,000  Johnson Controls, Inc. .......................    2,243,750
                                                           ------------
                                                              5,440,937
                                                           ------------

            Consumer Non-Durables - 6.35%
    25,000  Cintas Corp. .................................    1,806,250
    50,000  Lancaster Colony Corp. .......................    2,475,000
    60,000  Mattel, Inc. .................................    2,332,500
    75,000  Newell Co. ...................................    2,878,125
    36,000  Procter & Gamble Co. .........................    2,448,000
                                                           ------------
                                                             11,939,875
                                                           ------------

            Electrical - 1.37%
    40,000  General Electric Co. .........................    2,582,500
                                                           ------------

            Energy - 6.25%
    30,000  Amoco Corp. ..................................    2,750,625
    45,000  Exxon Corp. ..................................    2,764,687
    52,000  Royal Dutch Petroleum Co., NY, ADR ...........    2,736,500
    40,000  Schlumberger Ltd. ............................    3,500,000
                                                           ------------
                                                             11,751,812
                                                           ------------

            Finance - 10.12%
    35,000  American International Group, Inc. ...........    3,572,188
    30,000  Associates First Capital Corp., Class A.......    1,908,750
    90,000  Federal Home Loan Mortgage Corp. .............    3,408,750
    50,000  First Data Corp. .............................    1,453,125
    40,000  Green Tree Financial Corp. ...................    1,685,000
   120,000  MBNA Corp. ...................................    3,157,500
   120,000  Norwest Corp. ................................    3,847,500
                                                           ------------
                                                             19,032,813
                                                           ------------


            Food and Beverage - 1.85%
    45,000  Richfood Holdings, Inc., Class A..............    1,085,625
    60,000  Sysco Corp. ..................................    2,400,000
                                                           ------------
                                                              3,485,625
                                                           ------------

            Health Care Services - 5.62%
    25,000  Abbott Laboratories...........................    1,532,813
    35,000  Cardinal Health, Inc. ........................    2,598,750
    90,000  Health Management
            Associates, Inc., Class A*....................    2,193,750
    60,000  Pfizer, Inc. .................................    4,245,000
                                                           ------------
                                                             10,570,313
                                                           ------------

            Medical Supplies - 1.39%
    60,000  Medtronic, Inc. ..............................    2,610,000
                                                           ------------

            Pharmaceuticals - 1.42%
    30,000  Merck & Co, Inc. .............................    2,677,500
                                                           ------------

            Retail - 1.50%
   100,000  Walgreen Co. .................................    2,812,500
                                                           ------------

            Technology - 7.60%
    40,000  Cisco Systems, Inc.*..........................    3,281,250
    35,000  Computer Sciences Corp.*......................    2,482,812
    56,500  Electronic Data Systems Co. ..................    2,185,844
    25,000  Microsoft Corp.*..............................    3,250,000
    52,500  Oracle Corp.*.................................    1,878,516
    35,000  Sun Microsystems, Inc.*......................     1,198,750
                                                           ------------
                                                             14,277,172
                                                           ------------

            Telecommunications - 0.86%
    30,000  Tellabs, Inc.*................................    1,620,000
                                                           ------------

            Total Common Stocks...........................  100,421,358
                                                           ------------
            (Cost $68,550,142)
Par Value
---------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 18.09%
            U.S. Treasury Notes - 7.86%
$2,000,000  9.0000%, 05/15/98.............................    2,037,280
 1,500,000  5.5000%, 02/28/99.............................    1,497,795
 1,500,000  8.0000%, 08/15/99.............................    1,559,055
 2,000,000  7.1250%, 02/29/00.............................    2,061,360
 2,000,000  5.2500%, 01/31/01.............................    1,973,480
 2,000,000  7.8750%, 08/15/01.............................    2,141,680
 1,500,000  5.7500%, 08/15/03.............................    1,494,015
 2,000,000  5.8750%, 02/15/04.............................    2,005,480
                                                           ------------
                                                             14,770,145
                                                           ------------

See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Balanced Fund
Schedule of Investments - continued                             October 31, 1997
--------------------------------------------------------------------------------

                                                                          Market
Par Value                                                                  Value
---------                                                                 ------
            U. S. Treasury Bonds - 1.69%
$150,0000   7.1250%, 02/15/23....................................    $ 1,667,520
 150,0000   6.2500%, 08/15/23....................................      1,503,645
                                                                     -----------
                                                                       3,171,165
                                                                     -----------

            Federal Home Loan Mortgage Corporation - 3.75%
  600,000   5.5000%, 08/15/04....................................        598,086
1,000,000   5.8500%, 02/21/06....................................        986,980
  800,000   6.0000%, 03/15/07....................................        800,456
1,000,000   6.5000%, 09/15/07....................................      1,014,760
  570,206   7.5000%, 04/01/08....................................        585,704
1,016,287   6.5000%, 06/01/09....................................      1,016,602
  469,525   5.1500%, 11/15/12....................................        468,037
  602,995   7.0000%, 07/01/13....................................        606,196
  692,800   7.0000%, 11/15/13, IO................................         14,438
1,000,000   6.0000%, 12/15/23....................................        954,150
                                                                     -----------
                                                                       7,045,409
                                                                     -----------

            Federal National Mortgage Association - 1.05%
  458,555   6.0000%, 06/25/02, CMO...............................        456,987
  800,365   6.9000%, 12/25/03, CMO...............................        816,101
  993,359   7.0000%, 07/25/17, CMO, IO...........................         84,000
  582,401   9.0000%, 05/01/25....................................        619,710
                                                                     -----------
                                                                       1,976,798
                                                                     -----------

            Government National Mortgage Association - 3.74%
  509,484   7.0000%, 06/15/08....................................        518,558
  634,229   8.0000%, 03/15/17....................................        658,405
  876,773   8.0000%, 06/15/17....................................        910,196
1,653,925   7.0000%, 09/15/23....................................      1,663,733
1,081,615   7.0000%, 10/15/23....................................      1,088,029
  784,192   7.0000%, 10/15/23....................................        788,843
1,422,928   6.5000%, 03/15/26....................................      1,407,802
                                                                     -----------
                                                                       7,035,566
                                                                     -----------

            Total U. S. Government
            and Agency Obligations...............................     33,999,083
            (Cost $33,455,048)                                       -----------

CORPORATE NOTES AND BONDS - 17.72%
            Cable Television - 0.44%
  700,000   Continental Cablevision, Debenture
            9.5000%, 08/01/13....................................        824,250
                                                                     -----------


            Consumer Non-Durables - 0.68%
  500,000   Anheuser Busch Co.
            7.0000%, 12/01/25....................................        495,625
  750,000   Brown Group, Inc., Senior Notes
            9.5000%, 10/15/06....................................        776,250
                                                                     -----------
                                                                       1,271,875
                                                                     -----------

            Finance - 10.22%
 1,000,000  Advanta Corp., MTN
            7.0000%, 05/01/01....................................      1,001,250
  650,000   Associates Corp. NA
            6.3750%, 08/15/98....................................        653,361
  750,000   Bankers Trust-NY, Subordinated Notes
            8.1250%, 04/01/02....................................        802,500
  250,000   Chelsea GCA Realty Partnership, REIT
            7.2500%, 10/21/07....................................        252,500
1,500,000   Chrysler Financial Corp.
            6.6250%, 08/15/00....................................      1,522,500
1,000,000   Continental Corp. Notes
            7.2500%, 03/01/03....................................      1,032,500
  750,000   DR Investment Corp.
            7.4500%, 05/15/07 (A)................................        793,125
  945,000   Federal Realty Investment Trust
            Covertible Subordinated Bonds, REIT
            5.2500%, 10/28/03....................................        907,200
1,000,000   First Chicago Bank
            7.7500%, 12/01/26 (A)................................      1,013,750
1,250,000   Goldman Sachs Group LP
            6.2500%, 02/01/03 (A)................................      1,240,625
1,000,000   International Bank for Reconstruction &
            Development Notes
            9.7700%, 05/27/98....................................      1,023,750
1,000,000   John Deere Capital Corp., Debenture
            8.6250%, 08/01/19....................................      1,088,750
  500,000   Leucadia National Corp.
            Senior Subordinated Notes
            7.8750%, 10/15/06....................................        519,375
  975,000   Leucadia National Corp.
            Senior Subordinated Notes
            8.2500%, 06/15/05....................................      1,034,719
1,000,000   Merrill Lynch & Co., Inc.
            7.0000%, 04/27/08....................................      1,041,250
1,500,000   Metropolitan Life Insurance Co.
            6.3000%, 11/01/03 (A)................................      1,488,750
  600,000   Olympic Financial Ltd.
            11.5000%, 03/15/07...................................        622,500
1,000,000   Pacific Mutual Life Insurance Co.
            7.9000%, 12/30/23 (A)................................      1,070,000
1,000,000   Prudential Insurance Co. of America
            8.3000%, 07/01/25 (A)................................      1,095,000
1,000,000   Wells Fargo Capital
            7.7300%, 12/01/26 (A)................................      1,005,000
                                                                     -----------
                                                                      19,208,405
                                                                     -----------
            Food and Beverage - 0.54%
1,000,000   Nabisco, Inc.
            6.7000%, 06/15/02....................................      1,017,500
                                                                     -----------

See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Balanced Fund
Schedule of Investments - continued                             October 31, 1997
================================================================================

                                                                          Market
Par Value                                                                  Value
---------                                                                 ------
              Healthcare Services - 0.47%
$ 1,100,000   Hospital Corp. of America
              Debenture
              7.6485%, 06/01/00 (B)..............................    $   884,125
                                                                     -----------
              Printing and Publishing - 1.00%
    750,000   News America Holdings
              7.7500%, 02/01/24...................................       753,750
    520,693   Time Warner, Inc., Series M
              10.2500%, 07/01/16*(A)..............................       600,099
    500,000   Valassis Inserts, Inc.
              Senior Subordinated Notes
              9.3750%, 03/15/99..................................        516,875
                                                                     -----------
                                                                       1,870,724
                                                                     -----------

              Retail - 0.51%
  1,000,000   K-mart Corp., Debenture
              7.9500%, 02/01/23..................................        960,000
                                                                     -----------

              Transportation - 0.25%
    433,477   Delta Air Lines, Inc.
              Equipment Trust, Series 1992A
              8.5400%, 01/02/07..................................        465,898
                                                                     -----------

              Utilities - 3.61%
  1,000,000   CalEnergy Co, Inc.
              7.6300%, 10/15/07..................................      1,012,500
  1,000,000   Commonwealth Edison Bond, First Mortgage
              7.7500%, 07/15/23..................................      1,023,750
  1,000,000   Gulf States Utilities, First Mortgage, Series A
              8.2500%, 04/01/04..................................      1,076,250
  1,000,000   Long Island Lighting Co., Debenture
              9.0000%, 11/01/22..................................      1,128,750
  1,000,000   Niagara Mohawk Power, First Mortgage
              8.0000%, 06/01/04..................................      1,057,500
    500,000   Philadelphia Electric Co., First Mortgage
              5.6250%, 11/01/01..................................        490,625
    922,000   WorldCom, Inc. GA, Senior Note
              8.8750%, 01/15/06................................          995,760
                                                                     -----------
                                                                       6,785,135
                                                                     -----------
              Total Corporate Notes and Bonds....................     33,287,912
              (Cost $32,193,167)                                     -----------

YANKEE BONDS - 1.42%
$ 1,750,000   Chilgener S.A. Yankee (Chile)
              6.5000%, 01/15/06..................................    $ 1,732,500
    416,667   Province of Mendoza
              Collateral Oil Royalty Note
              10.0000%, 07/25/02 (A).............................        442,405
    500,000   Skandinaviska Enskilda,
              Subordinated Notes
              6.6250%, 03/29/49 (A)..............................        503,443
                                                                     -----------
              Total Yankee Bonds.................................      2,678,348
              (Cost $2,622,867)                                      -----------

GOVERNMENT TRUST CERTIFICATES - 0.55%
    142,858   Greece Trust, Class G-2
              8.0000%, 05/15/98..................................        143,572
    837,831   Israel Collateral Trust, Class 1-C
              9.2500%, 11/15/01..................................        881,817
                                                                     -----------
              Total Government
              Trust Certificates.................................      1,025,389
              (Cost $1,061,200)                                      -----------

ASSET-BACKED SECURITIES - 1.94%
  1,000,000   BA Mortgage Securities, CMO
              7.3500%, 07/25/26..................................        998,750
  1,000,000   Chemical Master Credit Card Trust I, Class A
              5.5500%, 09/15/03..................................        989,210
  1,000,000   Citibank Credit Card Master Trust I, Class A
              6.8390%, 02/10/04..................................      1,023,190
    600,000   Midland Realty Acceptance Corp. CMO
              7.4750%, 08/25/28..................................        632,625
                                                                     -----------
              Total Asset-Backed Securities......................      3,643,775
              (Cost $3,575,262)                                      -----------

REPURCHASE AGREEMENT - 6.35%
 11,933,000   First Chicago,
              5.7000%, dated 10/31/97 to be repurchased
              on 11/03/97 at $11,938,668
              (Collateralized by U.S. Treasury Note
              6.0000%, due 07/31/02;
              Total Par $11,895,000).............................     11,933,000
                                                                     -----------
              Total Repurchase Agreement.........................     11,933,000
              (Cost $11,933,000)                                     -----------

See accompanying Notes to Financial Statements.

CT&T FUNDS
Chicago Trust Balanced Fund
Schedule of Investments - continued                                              October 31, 1997
=================================================================================================
Total Investments - 99.47%......................................................   $  186,988,865
                                                                                -----------------
(Cost $153,390,686) **

Net Other Assets and Liabilities - 0.53%........................................        1,004,472
                                                                                -----------------

      Net Assets - 100.00%                                                          $187,993,337
-----------------------------------------------------------------------         =================

  * Non-income producing security.
  **  Aggregate cost for Federal income tax purposes is $153,390,686.

     Gross unrealized appreciation      $    34,994,384
     Gross unrealized (depreciation)         (1,396,205)
                                        ---------------
     Net unrealized appreciation        $    33,598,179
                                        ===============

  IO  Interest Only
  ADR  American Depositary Receipt
  (A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1997, these securities amounted to $9,252,197 or 4.92% of net assets.
  (B) Annualized yield at time of purchase
  CMO  Collateralized Mortgage Obligation
  MTN  Medium Term Note
  REIT  Real Eastate Investment Trust

Portfolio Composition (Moody's Ratings)
---------------------

Common Stock                                  53%
Repurchase Agreement                           6%
U.S. Government Obligations                   10%
U.S. Government Agency Obligations             8%
Government Trust Certificates                  1%
Aaa                                            2%
AA                                             2%
A                                              6%
Baa                                            6%
Ba                                             5%
NR                                             1%
                                             ----
                                             100%
                                             ====



See accompanying Notes to Financial Statements.

CT&T Funds
Montag & Caldwell Balanced Fund
Schedule of Investments                                         October 31, 1997
================================================================================

                                                                Market
Shares                                                           Value
------                                                          ------
COMMON STOCKS - 58.33%
            Business Services - 1.13%
    24,300  Manpower, Inc. ............................... $   932,512
                                                           -----------

            Consumer Durables - 1.19%
    35,400  Harley Davidson, Inc. ........................     982,350
                                                           -----------

            Consumer-Nondurables - 8.84%
    51,100  CUC International, Inc.*......................   1,507,450
    21,000  Gillette Co. .................................   1,870,312
    22,000  Interpublic Group of Companies., Inc. ........   1,045,000
    27,000  Mattel, Inc. .................................   1,049,625
    27,000  Procter & Gamble Co. .........................   1,836,000
                                                           -----------
                                                             7,308,387
                                                           -----------

            Electrical - 1.66%
    21,300  General Electric Co. .........................   1,375,181
                                                           -----------

            Entertainment and Leisure - 1.69%
    17,000  Walt Disney Co. ..............................   1,398,250
                                                           -----------

            Finance - 4.14%
    19,000  American Express Co. .........................   1,482,000
    14,300  American International Group, Inc. ...........   1,459,494
    16,500  First Data Corp. .............................     479,530
                                                           -----------
                                                             3,421,024
                                                           -----------

            Food and Beverage - 3.65%
    30,000  Coca-Cola Co. ................................   1,695,000
    14,400  Pioneer Hi-Bred International, Inc. ..........   1,319,400
                                                           -----------
                                                             3,014,400
                                                           -----------
            Health Care Services - 6.12%
    22,690  Eli Lilly & Co. ..............................   1,517,394
    31,000  Johnson & Johnson.............................   1,778,625
    25,000  Pfizer, Inc. .................................   1,768,750
                                                           -----------
                                                             5,064,769
                                                           -----------

            Lodging - 1.69%
    20,000  Marriott International, Inc. .................   1,395,000
                                                           -----------

            Medical Supplies - 1.86%
    35,400  Medtronic, Inc. ..............................   1,539,900
                                                           -----------

            Pharmaceuticals - 3.63%
    19,000  Bristol-Myers Squibb Co. .....................   1,667,250
    15,000  Merck & Co., Inc. ............................   1,338,750
                                                           -----------
                                                             3,006,000
                                                           -----------

            Restaurants - 1.82%
    22,100  Cracker Barrell Old Country Store, Inc. ......     651,950
    19,000  McDonald's Corp. .............................     851,437
                                                           -----------
                                                             1,503,387
                                                           -----------

            Retail - 3.70%
    26,500  Gap, Inc. ....................................   1,409,468
    29,800  Home Depot, Inc. .............................   1,657,625
                                                           -----------
                                                             3,067,093
                                                           -----------

            Telecommunications - 1.18%
    22,100  Ericsson (LM) Telefonaktiebolaget, ADR
            Class B, Series 10............................     977,925
                                                           -----------

            Technology - 16.03%
    22,100  Adaptec, Inc.*................................   1,070,469
    25,400  Cisco Systems, Inc.*..........................   2,083,594
    22,350  Compaq Computer Corp.*........................   1,424,812
    28,000  Electronic Arts, Inc.*........................     948,500
    19,800  Intel Corp. ..................................   1,524,600
    14,000  Microsoft Corp.*..............................   1,820,000
    43,000  Oracle Corp.*.................................   1,538,594
    14,800  Seagate Technology, Inc.*.....................     401,450
    24,400  Solectron Corp.*..............................     957,700
    36,000  3Com Corp.*...................................   1,491,750
                                                           -----------
                                                            13,261,469
                                                           -----------

            Total Common Stocks...........................  48,247,647
                                                           -----------
            (Cost $37,414,304)

Par Value
---------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 25.66%
            U.S. Treasury Notes - 17.89%
$1,500,000  5.750%, 08/15/03..............................   1,494,015
 2,000,000  5.875%, 02/15/04..............................   2,005,480
 1,500,000  7.250%, 05/15/04..............................   1,612,620
 1,500,000  7.875%, 11/15/04..............................   1,671,195
 2,000,000  6.500%, 08/15/05..............................   2,073,780
 2,500,000  6.500%, 10/15/06..............................   2,597,725
 3,000,000  7.250%, 05/15/16..............................   3,347,640
                                                           -----------
                                                            14,802,455
                                                           -----------


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
CT&T FUNDS
Montag & Caldwell Balanced Fund
Schedule of Investments - continued                             October 31, 1997
================================================================================

                                                                          Market
Par Value                                                                  Value
----------                                                                ------

                Federal Home Loan Bank - 0.61%
$    500,000    6.940%, 02/12/04................................    $    506,500
                                                                    ------------
                Federal Home Loan
                Mortgage Corporation- 4.04%
     100,000    7.730%, 08/10/04, Debenture, Series A...........         103,593
     750,000    6.400%, 12/13/06, Debenture.....................         768,638
     750,000    6.700%, 01/05/07, Series B......................         782,775
     600,000    7.500%, 03/15/07, CMO, Class J..................         606,312
     175,000    6.000%, 04/15/08, CMO, Class K..................         174,689
     500,000    6.500%, 07/15/20, CMO, Class F..................         503,810
     400,000    6.500%, 11/15/20, CMO. Class H..................         404,924
                                                                    ------------
                                                                       3,344,741
                                                                    ------------

                Federal National
                Mortgage Association - 3.10%
     500,000    7.070%, 03/08/11, MTN...........................         505,960
   2,000,000    7.250%, 01/17/21, CMO, REMIC....................       2,054,940
                                                                    ------------
                                                                       2,560,900
                                                                    ------------

                Government National
                Mortgage Association - 0.02%
       8,447    8.500%, 06/15/01................................           8,809
       2,975    9.000%, 09/15/08................................           3,174
                                                                    ------------
                                                                          11,983
                                                                    ------------
                Total U.S. Government
                and Agency Obligations..........................      21,226,579
                                                                    ------------
                (Cost $20,702,195)

CORPORATE NOTES AND BONDS - 9.33%
                Finance - 7.73%
   1,500,000    American Express Co., Senior Notes
                6.750%, 06/23/04................................       1,537,500
      55,000    American General Finance, Senior Notes
                7.200%, 07/08/99................................          56,100
   1,000,000    Citicorp, Subordinated Notes
                7.125%, 05/15/06................................       1,036,250
     500,000    First National Bank Commerce, Senior Notes, MTN
                6.500%, 01/14/00................................         505,625
   1,000,000    First Union National, Subordinated Notes, MTN
                7.125%, 10/15/06................................       1,036,250
     750,000    General Motors Acceptance Corp.
                7.125%, 05/01/03................................         777,188
     500,000    Household Finance Corp.
                7.250%, 05/15/06................................         525,000
     100,000    National Re Corp., Senior Notes
                8.850%, 01/15/05................................         112,500
     500,000    Salomon, Inc.
                7.300%, 05/15/02................................         519,375
     285,000    Salomon, Inc., Senior Notes
                7.125%, 08/01/99................................         290,344
                                                                    ------------
                                                                       6,396,132
                                                                    ------------

                Retail - 1.60%
     500,000    Penney (J.C.) & Co., Debenture
                9.750%, 06/15/21................................         558,750
     750,000    Sears Roebuck Acceptance Corp.
                6.700%, 11/15/06................................         765,938
                                                                    ------------
                                                                       1,324,688
                                                                    ------------
                Total Corporate Notes and Bonds.................       7,720,820
                                                                    ------------
                (Cost $7,564,432)

ASSET-BACKED SECURITIES - 2.93%
     445,000    AT&T Universal Card Master Trust
                Series 1995-2, Class A
                5.950%, 10/17/02................................         445,352
   1,150,000    Chase Auto Owner Trust
                Series 1997-B, Class A3
                6.350%, 02/15/01................................       1,161,661
     300,000    Chemical Master Credit Card Trust
                6.230%, 06/15/03................................         302,508
     500,000    Citibank Credit Card Master Trust
                Series 1997-2, Class A
                6.550%, 02/16/04................................         509,460
                                                                    ------------
                Total Asset-Backed Securities...................       2,418,981
                                                                    ------------
                (Cost $2,389,033)
Shares
------
INVESTMENT COMPANY - 3.59%
   2,970,204    Bankers Trust Institutional
                Cash Management Fund............................       2,970,204
                                                                    ------------
                Total Investment Company........................       2,970,204
                                                                    ------------
                (Cost $2,970,204)

Total Investments - 99.84%......................................      82,584,231
                                                                    ------------
(Cost $71,040,168)**
Net Other Assets and Liabilities - 0.16%........................         134,822
                                                                    ------------
Net Assets - 100.00%............................................    $ 82,719,053
                                                                    ============

---------------------------------------
   *  Non-income producing security.
  **  Aggregate cost for Federal income tax purposes is $71,072,517


        Gross unrealized appreciation                   $11,988,370
        Gross unrealized (depreciation)                    (476,656)
                                                        -----------
        Net unrealized appreciation                     $11,511,714
                                                        ===========


 ADR  American Depositary Receipt
 CMO  Collateralized Mortgage Obligation
 MTN  Medium Term Note
REMIC Real Estate Mortgage Investment Conduit



Portfolio Composition (Moody's Ratings)
---------------------
Common Stocks                                             58%
U.S. Government Obligations                               19%
U.S. Government Agency Obligations                         8%
Aaa                                                        1%
A                                                         10%
Investment Company                                         4%
                                                        ----
                                                         100%
                                                        ====

See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Bond Fund
Schedule of Investments                                         October 31, 1997
================================================================================

                                                                          Market
Par Value                                                                  Value
---------                                                                 ------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 46.84%

             U.S. Treasury Notes - 19.69%
$ 1,250,000  7.375%, 11/15/97...................................    $  1,250,588
  2,000,000  5.625%, 01/31/98...................................       2,000,600
  2,500,000  5.125%, 11/30/98...................................       2,488,400
  2,500,000  5.500%, 02/28/99...................................       2,496,325
  2,500,000  7.125%, 02/29/00...................................       2,576,700
  2,500,000  5.750%, 10/31/00...................................       2,499,950
  2,500,000  7.875%, 08/15/01...................................       2,677,100
  2,500,000  6.375%, 08/15/02...................................       2,562,125
  2,500,000  5.750%, 08/15/03...................................       2,490,025
  2,500,000  7.250%, 05/15/04...................................       2,687,700
                                                                    ------------
                                                                      23,729,513
                                                                    ------------

             U.S. Treasury Bonds - 5.33%
  2,000,000  7.500%, 05/15/02...................................       2,137,020
  2,500,000  7.125%, 02/15/23...................................       2,779,200
  1,500,000  6.250%, 08/15/23...................................       1,503,645
                                                                    ------------
                                                                       6,419,865
                                                                    ------------
             Federal Home Loan
             Mortgage Corporation - 12.03%
  2,500,000  5.850%, 02/21/06, Debenture........................       2,467,450
  1,123,421  7.000%, 10/15/06, CMO..............................       1,133,441
  1,500,000  6.000%, 03/15/07, CMO..............................       1,500,855
  1,000,000  6.500%, 09/15/07, CMO..............................       1,014,760
    500,000  5.750%, 01/15/08, CMO..............................         494,135
    570,206  7.500%, 04/01/08, Debenture........................         585,704
  1,500,000  6.000%, 03/15/09, CMO..............................       1,439,415
  1,355,049  6.500%, 06/01/09, CMO..............................       1,355,469
  1,693,227  6.500%, 01/01/11...................................       1,693,752
  1,480,425  6.500%, 11/01/11...................................       1,480,884
  1,400,000  6.000%, 12/15/23, CMO..............................       1,335,810
                                                                    ------------
                                                                      14,501,675
                                                                    ------------
             Federal National
             Mortgage Association - 4.48%
    382,130  6.000%, 06/25/02, CMO..............................         380,823
  1,067,154  6.900%, 12/25/03, CMO..............................       1,088,134
    390,121  7.000%, 07/01/08...................................         395,360
  1,449,716  7.000%, 05/01/12...................................       1,469,185
    931,842  9.000%, 05/01/25...................................         991,535
  1,093,948  6.500%, 02/01/26...................................       1,075,482
                                                                    ------------
                                                                       5,400,519
                                                                    ------------
             Government National
             Mortgage Association - 5.31%
    876,773  8.000%, 06/15/17...................................         910,196
  1,372,337  7.000%, 10/15/23...................................       1,380,475
  1,442,154  7.000%, 10/15/23...................................       1,450,706
  1,422,928  6.500%, 03/15/26...................................       1,407,802
  1,248,893  7.000%, 08/20/27...................................       1,250,837
                                                                    ------------
                                                                       6,400,016
                                                                    ------------
             Total U.S. Government
             and Agency Obligations.............................      56,451,588
                                                                    ------------
             (Cost $55,587,648)

CORPORATE NOTES AND BONDS - 40.49%
             Cable Television - 1.47%
 1,500,000   Continental Cablevision, Debenture
             9.500%, 08/01/13...................................       1,766,250
                                                                    ------------

             Consumer Non-Durables - 1.68%
 1,000,000   Anheuser Busch Co.
             7.000%, 12/01/25...................................         991,250
 1,000,000   Brown Group, Inc. Senior Note
             9.500%, 10/15/06...................................       1,035,000
                                                                    ------------
                                                                       2,026,250
                                                                    ------------

See accompanying Notes to Financial Statements

CT&T Funds
Chicago Trust Bond Fund
Schedule of Investments - continued                             October 31, 1997
================================================================================

                                                                          Market
Par Value                                                                  Value
---------                                                                 ------
              Finance - 22.34%
$ 1,250,000   Advanta Corp., MTN
              7.000%, 05/01/01...................................    $ 1,251,563
  1,250,000   Associates Corp. NA
              6.375%, 08/15/98...................................      1,256,463
  2,000,000   Bankers Trust-NY, Subordinated Notes
              7.500%, 01/15/02...................................      2,090,000
    650,000   Chelsea GCA Realty Partnership, REIT
              7.250%, 10/21/07...................................        656,500
  1,750,000   Chrysler Financial Corp.
              6.625%, 08/15/00...................................      1,776,250
  1,500,000   Continental Corp. Notes
              7.250%, 03/01/03...................................      1,548,750
  1,000,000   Federal Realty Investment Trust
              Convertible Subordinated Bonds, REIT
              5.250%, 10/28/03...................................        960,000
  2,000,000   First Chicago Bank
              7.750%, 12/01/26 (A)...............................      2,027,500
  1,000,000   Goldman Sachs Group LP
              6.200%, 12/15/00 (A)...............................        997,500
    500,000   Goldman Sachs Group LP
              6.250%, 02/01/03 (A)...............................        496,250
  1,275,000   John Deere Capital Corp., Debenture
              8.625%, 08/01/19...................................      1,388,156
    750,000   Leucadia National Corp.
              Senior Subordinated Notes
              7.875%, 10/15/06...................................        779,063
  1,000,000   Leucadia National Corp.
              Senior Subordinated Notes
              8.250%, 06/15/05...................................      1,061,250
  2,000,000   Merrill Lynch & Co., Inc.
              7.000%, 04/27/08...................................      2,082,500
  2,000,000   Metropolitan Life Insurance Co.
              6.300%, 11/01/03 (A)...............................      1,985,000
  1,000,000   Olympic Financial Ltd.
              11.500%, 03/15/07..................................      1,037,500
  1,250,000   Pacific Mutual Life Insurance Co.
              7.900%, 12/30/23 (A)...............................      1,337,500
  2,000,000   Prudential Insurance Co. of America
              8.300%, 07/01/25 (A)...............................      2,190,000
  2,000,000   Wells Fargo Capital
              7.730%, 12/01/26 (A)...............................      2,010,000
                                                                     -----------
                                                                      26,931,745
                                                                     -----------

              Food and Beverage - 0.42%
$   500,000   Nabisco, Inc.
              6.700%, 06/15/02...................................    $   508,750
                                                                     -----------

              Manufacturing - 0.87%
  1,000,000   Figgie International, Inc., Senior Notes
              9.875%, 10/01/99...................................      1,045,000
                                                                     -----------

              Printing and Publishing - 2.46%
  1,250,000   News America Holdings
              7.750%, 01/20/24...................................      1,256,250
    809,967   Time Warner, Inc., Series M
              10.250%, 07/01/16..................................        933,487
    750,000   Valassis Inserts, Inc.
              Senior Subordinated Notes
              9.375%, 03/15/99...................................        775,313
                                                                     -----------
                                                                       2,965,050
                                                                     -----------

              Retail - 1.19%
  1,500,000   K-mart Corp., Debenture
              7.950%, 02/01/23...................................      1,440,000
                                                                     -----------

              Transportation - 0.58%
    209,478   Delta Air Lines, Inc.
              9.375%, 09/11/07...................................        234,353
    433,477   Delta Air Lines, Inc.
              Equipment Trust, Series 1992A
              8.540%, 01/02/07...................................        465,898
                                                                     -----------
                                                                         700,251
                                                                     -----------

See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Bond Fund
Schedule of Investments - continued                             October 31, 1997
================================================================================



                                                                            Market
Par Value                                                                    Value
---------                                                                   ------
               Utilities - 9.48%
$  1,675,000   CalEnergy Co., Inc.
               7.630%, 10/15/07..................................        $  1,695,938
   1,000,000   Commonwealth Edison Co., First Mortgage
               7.750%, 07/15/23..................................           1,023,750
   2,000,000   Gulf States Utilities, First Mortgage, Series A
               8.250%, 04/01/04..................................           2,152,500
   1,250,000   Long Island Lighting Co., Debenture
               9.000%, 11/01/22..................................           1,410,938
   1,500,000   Niagra Mohawk Power, First Mortgage
               8.000%, 06/01/04..................................           1,586,250
   2,000,000   Philadelphia Electric Co., First Mortgage
               5.625%, 11/01/01..................................           1,962,500
   1,475,000   WorldCom, Inc. GA, Senior Note
               8.875%, 01/15/06..................................           1,593,000
                                                                         ------------
                                                                           11,424,876
                                                                         ------------
               Total Corporate Notes and Bonds...................          48,808,172
                                                                         ------------
               (Cost $47,005,037)

YANKEE BONDS - 3.13%
   2,000,000   Chilgener S.A. Yankee (Chile)
               6.500%, 01/15/06...................................          1,980,000
     593,750   Province of Mendoza
               Collateral Oil Royalty Note
               10.000%, 07/25/02 (A)..............................            630,428
   1,150,000   Skandinaviska Enskilda, Subordinated Notes
               6.625%, 03/29/49 (A)...............................          1,157,918
                                                                         ------------
               Total Yankee Bonds.................................          3,768,346
                                                                         ------------
               (Cost $3,673,871)

GOVERNMENT TRUST CERTIFICATE - 0.53%
     607,427   Israel Collateral Trust, Class 1-C
               9.250%, 11/15/01...................................            639,317
                                                                         ------------
               Total Government Trust Certificate.................            639,317
                                                                         ------------
               (Cost $664,635)

ASSET-BACKED SECURITIES - 4.90%
   1,750,000   BA Mortgage Securities, CMO
               7.350%, 07/25/26...................................          1,747,813
   2,500,000   Chemical Master Credit Card Trust I, Class A
               5.550%, 09/15/03...................................          2,473,025
     750,000   Citibank Credit Card Master Trust I, Class A
               6.839%, 02/10/04...................................            767,393
     875,000   Midland Realty Acceptance Corp., CMO
               7.475%, 08/25/28...................................            922,578
                                                                         ------------
               Total Asset-Backed Securities......................          5,910,809
                                                                         ------------
               (Cost $5,814,813)

REPURCHASE AGREEMENT - 2.72%
   $3,281,000  First Chicago,
               5.700%, dated 10/31/97 to be repurchased
               on 11/03/97 at $3,282,558
               (Collateralized by U.S. Treasury Note
               6.000%, due 07/31/02;
               Total Par $3,270,000)..............................       $  3,281,000
                                                                         ------------
               Total Repurchase Agreement.........................          3,281,000
                                                                         ------------
               (Cost $3,281,000)
Total Investments -98.61%.........................................        118,859,232
                                                                         ------------

(Cost $116,027,004)*
Net Other Assets and Liabilities - 1.39%..........................          1,672,945
                                                                         ------------
Net Assets - 100.00%..............................................       $120,532,177
                                                                         ============

---------------------------------------------
  * Aggregage cost for Federal income tax purposes is $116,027,004.

       Gross unrealized appreciation                             $  2,932,363
       Gross unrealized (depreciation)                               (100,135)
                                                                 ------------
       Net unrealized appreciation                               $  2,832,228
                                                                 ============

 (A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1997, these securities amounted to $12,832,096 or 10.65% of net assets.

CMO   Collateralized Mortgage Obligation
MTN   Medium Term Note
REIT  Real Estate Investment Trust

Portfolio Composition (Mood's Ratings)
---------------------
Repurchase Agreement                                                          3%
U.S. Government Obligations                                                  25%
U.S. Government Agency Obligations                                           22%
Government Trust Certificates                                                 1%
Aaa                                                                           3%
AA                                                                            3%
A                                                                            14%
Baa                                                                          13%
Ba                                                                           13%
B                                                                             1%
NR                                                                            2%
                                                                            ----
                                                                            100%
                                                                            ====

See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Municipal Bond Fund
Schedule of Investments                                         October 31, 1997
================================================================================

                                                                          Market
Par Value                                                                  Value
---------                                                                  -----
MUNICIPAL SECURITIES - 97.45%
           Arizona - 8.53%
$ 350,000  Mohave County, IDA
           6.000%, 07/01/00......................................     $  366,569
  450,000  Salt River Project Electric System Revenue
           Refunding, Series A
           5.500%, 01/01/05......................................        477,842
  200,000  Tucson, Arizona Water Revenue
           5.400%, 07/01/05......................................        211,152
                                                                      ----------
                                                                       1,055,563
                                                                      ----------
           California - 2.07%
  250,000  California State
           5.250%, 10/01/10......................................        256,250
                                                                      ----------
           Florida - 2.21%
  265,000  Dade County, Florida State School District, G.O.
           5.000%, 07/15/02
           Insured: MBIA.........................................        273,949
                                                                      ----------
           Georgia - 4.14%
  250,000  State of Georgia, Series A, G.O.
           6.100%, 03/01/05......................................        276,045
  200,000  State of Georgia, Series D, G.O.
           6.700%, 08/01/09......................................        235,980
                                                                      ----------
                                                                         512,025
                                                                      ----------
           Illinois - 8.21%
  250,000  Chicago, Illinois Metropolitan Water
           Reclamation, G.O.
           6.600%, 01/01/02......................................        271,903
  475,000  Cook County, Illinois Series B, G.O.
           4.700%, 11/15/01
           Insured: MBIA.........................................        484,614
  250,000  State of Illinois, G.O.
           5.150%, 09/01/02
           Insured: FGIC.........................................        259,390
                                                                      ----------
                                                                       1,015,907
                                                                      ----------
           Maryland - 2.03%
  250,000  University of Maryland Revenue, Series B
           Auxiliary Facilities and Tuition Revenue
           5.400%, 04/01/98......................................        251,718
                                                                      ----------

           Michigan - 5.92%
  250,000  Lanse Creuse Public Schools
           5.000%, 05/01/03......................................        258,368
  200,000  Rochester Community School District
           4.550%, 05/01/04......................................        201,006
  260,000  Utica Community Schools
           5.375%, 05/01/04......................................        273,296
                                                                      ----------
                                                                         732,670
                                                                      ----------
           Minnesota - 2.01%
  245,000  St. Paul Housing Finance Board Revenue
           5.050%, 11/01/07......................................        249,236
                                                                      ----------
           Nevada - 3.12%
  350,000  Clark County, Nevada School District, G.O.
           6.400%, 06/15/06......................................        386,547
           Insured: FGIC                                              ----------

           New Jersey - 7.24%
  295,000  Camden County
           Municipal Utilities Authority Revenue
           6.000%, 07/15/04......................................        321,237
  350,000  State of New Jersey Transportation
           Trust Fund Revenue, Series A,
           Escrowed to Maturity
           5.200%, 12/15/00
           Insured: AMBAC........................................        362,289
  200,000  State of New Jersey, Series D, G.O.
           5.500%, 02/15/04......................................        212,296
                                                                      ----------
                                                                         895,822
                                                                      ----------
           New York - 6.27%
  250,000  Municipal Assistance Corporation
           4.500%, 07/01/01......................................        252,850
  250,000  New York City Transitional Finance
           Authority Revenue
           5.500%, 08/15/08......................................        266,103
  250,000  New York State Dormitory Authority
           Revenue, Series C
           5.100%, 05/15/03......................................        257,463
                                                                      ----------
                                                                         776,416
                                                                      ----------
           Ohio - 1.67%
  200,000  Ohio State Public Facilities Commission
           (Higher Education), Series II-A
           5.200%, 05/01/01
           Insured: AMBAC........................................        206,974
                                                                      ----------
           Oklahoma - 2.93%
  350,000  Tulsa, Oklahoma Metropolitan Utilities
           Authority Revenue
           5.500%, 07/01/00......................................        362,506
                                                                      ----------
           Oregon - 2.22%
  250,000  Portland, Oregon Series A, G.O.
           7.000%, 06/01/01......................................        274,445
                                                                      ----------

See accompanying Notes to Financial Statements.


CT&T Funds
Chicago Trust Municipal Bond Fund
Schedule of Investments-continued                               October 31, 1997
================================================================================

                                                                          Market
Par Value                                                                  Value
---------                                                                 ------
                 Pennsylvania - 3.74%
$    250,000     Commonwealth of Pennsylvania,
                 Green County, G.O.
                 5.100%, 06/15/03
                 Insured: MBIA..................................... $    259,503
     200,000     Commonwealth of Pennsylvania, G.O.
                 5.250%, 05/15/99
                 Insured: FGIC.....................................      204,052
                                                                    ------------
                                                                    $    463,555
                                                                    ------------

                 Puerto Rico - 3.59%
     400,000     Commonwealth of Puerto Rico,
                 Series A, G.O.
                 6.500%, 07/01/03
                 Insured: MBIA.....................................      444,660
                                                                    ------------

                 Rhode Island - 2.38%
     275,000     State of Rhode Island, Series A, G.O.
                 6.000%, 06/15/02
                 Insured: FGIC.....................................      294,751
                                                                    ------------

                 Texas - 10.30%
     375,000     Arlington Independent School District,
                 Refunding, G.O.
                 5.400%, 02/15/99..................................      382,050
     210,000     Tarrant County Health Faciltities
                 Development Corp.
                 Health System Revenue, Series A
                 5.500%, 02/15/05..................................      222,243
     200,000     Texas State Public Finance Authority
                 Series A, G.O.
                 5.600%, 10/01/02..................................      212,314
     450,000     Texas State Water Development Board, G.O.
                 Escrowed to  Maturity
                 5.000% 08/01/99...................................      458,537
                                                                    ------------
                                                                       1,275,144
                                                                    ------------

                 Utah - 8.35%
     300,000     Intermountain Power Agency
                 Power Supply Revenue
                 6.250%, 07/01/07..................................      336,762
     475,000     Jordan School District, Series A, G.O.
                 5.250%, 06/15/00..................................      488,903
     200,000     Utah State Building Ownership Authority
                 Lease Revenue, Series A
                 5.125%, 05/15/03..................................      207,552
                                                                    ------------
                                                                       1,033,217
                                                                    ------------


                 Virginia - 4.23%
     250,000     Henrico County,Virginia
                 Industrial Redevelopment
                 Authority Revenue
                 5.300%, 12/01/11..................................      258,808
     250,000     Virigina State Public School
                 Authority Revenue
                 5.500%, 08/01/03..................................      264,600
                                                                    ------------
                                                                         523,408
                                                                    ------------

                 Washington - 4.12%
     475,000     King County, Washington, Series A, G.O.
                 5.800%, 01/01/04..................................      509,741
                                                                    ------------
                 Wisconsin - 2.17%
     250,000     State of Wisconsin, Series A, G.O.
                 5.750%, 05/01/04..................................      268,463
                                                                    ------------

                 Total Municipal Securities........................ $ 12,062,967
                 (Cost $11,743,478)................................ ------------

     Shares
     ------
INVESTMENT COMPANIES - 0.51%
       4,954     Goldman Sachs Tax Exempt Fund.....................        4,954
      58,695     Provident Munifund................................       58,695
                                                                    ------------
                        Total Investment Companies.................       63,649
                        (Cost $63,649)                              ------------


Total Investments - 97.96%.........................................   12,126,616
(Cost $11,807,127)*                                                 ------------

Net Other Assets and Liabilities - 2.04%...........................      252,592
                                                                    ------------
Net Assets - 100.00%............................................... $ 12,379,208
                                                                    ------------



-------------------------------
     *    Aggregage cost for Federal income tax purposes is $11,807,127.

               Gross unrealized appreciation         $   319,637
               Gross unrealized (depreciation)              (148)
                                                     -----------
               Net unrealized appreciation           $   319,489
                                                     ===========

  AMBAC   American Municipal Bond Assurance Corp.
  FGIC    Federal Guaranty Insurance Corp.
  G.O.    General Obligation
  IDA     Industrial Development Authority
  MBIA    Municipal Bond Insurance Association


Portfolio Composition (Moody's Ratings)
---------------------
Investment Companies                       1%
Aaa                                       56%
Aa                                        33%
A                                          8%
NR                                         2%
                                         ----
                                         100%
                                         ====



See accompanying Notes to Financial Statements.


CT&T Funds
Chicago Trust Money Market Fund
Schedule of Investments                                         October 31, 1997
================================================================================
                                                                       Amortized
Par Value                                                                 Cost
---------                                                              ---------
COMMERCIAL PAPER - 77.33%
$    4,500,000  Beneficial Corp.
                5.5520%, 11/03/97.................................. $  4,500,000
     4,500,000  Associates Corp. of North America
                5.5530%, 11/04/97..................................    4,500,000
     4,500,000  Household Finance Corp.
                5.5580%, 11/05/97..................................    4,500,000
     4,545,000  Chrysler Financial Corp.
                5.5540%, 11/06/97(A)...............................    4,541,528
     4,300,000  AVCO Financial Services, Inc.
                5.5700%, 11/10/97..................................    4,300,000
       600,000  General Electric Capital Corp.
                5.5710%, 11/12/97..................................      600,000
     3,900,000  Heller Financial, Inc.
                5.6070%, 11/12/97..................................    3,900,000
     3,500,000  AVCO Financial Services, Inc.
                5.5760%, 11/13/97..................................    3,500,000
     1,000,000  Prudential Funding Corp.
                5.5100%, 11/13/97..................................    1,000,000
     4,500,000  Sears Roebuck Acceptance Corp.
                5.5700%, 11/14/97..................................    4,500,000
     4,500,000  American Express Credit Corp.
                5.5800%, 11/17/97..................................    4,500,000
       420,000  Prudential Funding Corp.
                5.5000%, 11/18/97..................................      420,000
     3,090,000  Chrysler Financial Corp.
                5.5200%, 11/18/97..................................    3,081,945
     1,034,124  Bank of America
                5.5300%, 11/18/97..................................    1,031,423
     4,500,000  General Motors Acceptance Corp.
                5.5860%, 11/19/97..................................    4,500,000
     3,500,000  Norwest Financial, Inc.
                5.6040%, 11/20/97..................................    3,500,000
     1,000,000  American Express Credit Corp.
                5.5830%, 11/20/97..................................    1,000,000
     3,500,000  General Motors Acceptance Corp.
                5.5829%, 11/21/97..................................    3,500,000
     4,560,000  Chrysler Financial Corp.
                5.5850%, 11/21/97(A)...............................    4,546,042
     4,500,000  Commercial Credit Co.
                5.5570%, 11/24/97..................................    4,500,000
     4,500,000  Heller Financial, Inc.
                5.6370%, 11/25/97..................................    4,500,000
     4,500,000  AVCO Financial Services, Inc.
                5.5910%, 11/26/97..................................    4,500,000
     2,500,000  First National Bank of Chicago
                5.5000%, 12/01/97(A)...............................    2,488,542
     2,000,000  American Express Credit Corp.
                5.5568%, 12/01/97..................................    2,000,000
     4,500,000  IBM Credit Corp.,
                5.5420%, 12/02/97..................................    4,500,000
     4,500,000  Beneficial Corp.
                5.5585%, 12/03/97..................................    4,500,000
     4,500,000  Household Finance Corp.
                5.5288%, 12/04/97..................................    4,500,000
     4,500,000  Prudential Funding Corp.
                5.5381%, 12/05/97..................................    4,500,000
     4,500,000  Commercial Credit Co.
                5.5296%, 12/08/97..................................    4,500,000
     4,550,000  Southern California Edison
                5.5650%, 12/09/97(A)...............................    4,523,585
     4,500,000  CIT Group Holdings
                5.5279%, 12/10/97..................................    4,500,000
     4,500,000  CIT Group Holdings
                5.5271%, 12/11/97..................................    4,500,000
     3,000,000  American General Finance
                5.5271%, 12/12/97..................................    3,000,000
     1,500,000  General Electric Capital Corp.
                5.5440%, 12/12/97..................................    1,500,000
     2,122,117  Bank of America
                5.5100%, 12/15/97(A)...............................    2,107,825
     3,300,000  Associates Corp. of North America
                5.5760%, 12/15/97..................................    3,300,000
     1,419,364  Bank of America
                5.5100%, 12/16/97(A)...............................    1,409,588
     3,000,000  Sears Roebuck Acceptance Corp.
                5.5697%, 12/16/97..................................    3,000,000
     4,500,000  Prudential Funding Corp.
                5.5576%, 12/17/97..................................    4,500,000
     1,200,000  Prudential Funding Corp.
                5.5680%, 12/18/97..................................    1,200,000
       400,000  General Electric Capital Corp.
                5.5500%, 12/19/97..................................      400,000
     4,100,000  General Motors Acceptance Corp.
                5.5722%, 12/19/97..................................    4,100,000
     4,500,000  American General Finance
                5.5407%, 12/22/97..................................    4,500,000
     2,000,000  CIT Group Holdings
                5.5706%, 12/23/97..................................    2,000,000
     2,500,000  Beneficial Corp.
                5.5808%, 12/23/97..................................    2,500,000
     4,500,000  Sears Roebuck Acceptance Corp.
                5.5732%, 12/24/97..................................    4,500,000
     4,100,000  American Express Credit Corp.
                5.5713%, 12/31/97..................................    4,100,000
       400,000  General Electric Capital Corp.
                5.5603%, 12/31/97..................................      400,000
     1,000,000  Commercial Credit Co.
                5.6376%, 01/05/98..................................    1,000,000
     3,700,000  Associates Corp. of America
                5.6478%, 01/05/98..................................    3,700,000
     4,100,000  General Electric Capital Corp.
                5.5807%, 01/09/98..................................    4,100,000


See accompanying Notes to Financial Statements.


CT&T Funds
Chicago Trust Money Market Fund
Schedule of Investments-continued                               October 31, 1997
================================================================================
                                                                    Amortized
Par Value                                                              Cost
---------                                                              ----
$      400,000          CIT Group Holdings
                        5.6113%, 01/09/98....................... $     400,000
     4,500,000          John Deere Capital Corp.
                        5.6184%, 01/15/98.......................     4,500,000
     4,500,000          General Electric Capital Corp.
                        5.6741%, 01/15/98.......................     4,500,000

     4,500,000          Norwest Financial, Inc.
                        5.6647%, 01/22/98.......................     4,500,000
     3,300,000          Heller Financial, Inc.
                        5.7067%, 01/22/98.......................     3,300,000
                                                                 -------------
                        Total Commercial Paper..................   184,450,478
                        (Cost $184,450,478)                      -------------


CERTIFICATES OF DEPOSIT - 5.16%
     4,500,000          Old Kent Bank
                        5.5000%, 11/07/97.......................     4,500,000
     3,300,000          Old Kent Bank
                        5.5600%, 12/18/97.......................     3,300,000
     4,500,000          Old Kent Bank
                        5.5700%, 12/26/97.......................     4,500,000
                                                                 -------------
                        Total Certificates of Deposit...........    12,300,000
                        (Cost $12,300,000)                       -------------

GIC WITHIN FUNDING AGREEMENT - 4.19%
    10,000,000          Allstate Life Funding Agreement GIC
                        5.7575%, 12/01/97.......................    10,000,000
                                                                 -------------
                        Total GIC Within
                        Funding Agreement.......................    10,000,000
                        (Cost $10,000,000)                       -------------

TIME DEPOSITS - 3.77%
$    4,500,000          Canadian Imperial Bank of Commerce
                        5.5400%, 12/30/97....................... $   4,500,000
     4,500,000          Canadian Imperial Bank of Commerce
                        5.5600%, 12/29/97.......................     4,500,000
                                                                 -------------
                        Total Time Deposits.....................     9,000,000
                        (Cost $9,000,000)                        -------------

REPURCHASE AGREEMENT - 9.52%
    22,718,000          First Chicago,
                        5.6600%, dated 10/31/97 to be repurchased
                        on 11/03/97 at $22,728,715
                        (Collateralized by U.S. Treasury Note
                        8.500%, due 11/15/00;
                        Total Par $20,785,000)..................    22,718,000
                                                                  ------------
                        Total Repurchase Agreement..............    22,718,000
                        (Cost $22,718,000)                        ------------

Total Investments - 99.97%......................................   238,468,478**
                                                                  ------------
Net Other Assets and Liabilities -0.03%.........................        82,996
                                                                  ------------
Net Assets - 100.00%............................................  $238,551,474
                                                                  ============

---------------------------
(A)  Annualized yield at time of purchase
** At October 31, 1997 cost is idenitical for book and Federal income tax purposes.



See accompanying Notes to Financial Statements.

CT&T Funds
Statement of Assets and Liabilities                             OCTOBER 31, 1997
================================================================================

                                                     Chicago Trust
                                 Montag & Caldwell  Growth & Income  Chicago Trust  Chicago Trust
                                    Growth Fund          Fund         Talon Fund    Balanced Fund
                                 -----------------  ---------------  -------------  -------------
ASSETS:
 Investments:
  Investments at cost..........       $606,867,247     $182,870,419    $24,636,650   $141,457,686
  Repurchase agreements........                 --       10,017,000             --     11,933,000
  Net unrealized appreciation..        147,140,836       77,036,253      4,128,506     33,598,179
                                      ------------     ------------    -----------   ------------
  Total investments at value...        754,008,083      269,923,672     28,765,156    186,988,865
 Cash..........................                234            1,399            231             --
 Receivables:
  Dividends and interest.......            502,350           37,066         88,732      1,193,984
  Fund shares sold.............          3,895,259          471,113          5,073        263,527
  Investments sold.............                 --        4,672,930             --             --
  Due from Advisor, net........                 --               --             --             --
 Deferred organization costs...              6,670            5,574          6,277          4,036
 Other assets..................             10,220           31,068          6,158          1,244
                                      ------------     ------------    -----------   ------------
   Total assets................        758,422,816      275,142,822     28,871,627    188,451,656
                                      ------------     ------------    -----------   ------------

LIABILITIES:
 Payables:
  Bank overdraft...............                 --               --             --         24,283
  Dividend distribution........                 --               --             --             --
  Investments purchased........          8,311,553               --        359,975             --
  Fund shares redeemed.........            791,859           78,981             --         90,857
  Due to Advisor, net..........            517,213          167,934         12,747        113,036
  Distribution fees............            130,197          221,436         17,630        180,966
 Accrued expenses..............            253,828           66,564         21,692         49,177
                                      ------------     ------------    -----------   ------------
   Total liabilities...........         10,004,650          534,915        412,044        458,319
                                      ------------     ------------    -----------   ------------

NET ASSETS.....................       $748,418,166     $274,607,907    $28,459,583   $187,993,337
                                      ============     ============    ===========   ============

NET ASSETS consist of:
 Capital paid-in...............       $593,853,104     $178,423,017    $19,796,414   $142,370,306
 Accumulated undistributed
  (distribution in excess of)
  net investment income (loss).                 --               --         37,253        624,636
 Accumulated net realized gain
  (loss) on investments........          7,424,226       19,148,637      4,497,410     11,400,216
 Net unrealized appreciation
  on investments...............        147,140,836       77,036,253      4,128,506     33,598,179
                                      ------------     ------------    -----------   ------------
TOTAL NET ASSETS...............       $748,418,166     $274,607,907    $28,459,583   $187,993,337
                                      ============     ============    ===========   ============

Shares of beneficial interest
 outstanding...................         32,959,072       13,917,656      1,617,134     16,999,608

NET ASSET VALUE
 Offering and redemption price
  per share (Net Assets/Shares
  outstanding).................                 (A)    $      19.73    $     17.60   $      11.06
                                      ============     ============    ===========   ============

------------------------
(A) Montag & Caldwell Growth Fund Class N (Retail):
    Net Asset Value, offering price and redemption price per share (Based on net assets of $479,557,025 and 21,142,111 shares issued and outstanding) $22.68 Montag & Caldwell Growth Fund Class I (Institutional):
    Net Asset Value, offering price and redemption price per share (Based on net assets of $268,861,141 and 11,816,961 shares issued and outstanding) $22.75

See accompanying Notes to Financial Statements.

                                             Chicago Trust         Chicago Trust
Montag & Caldwell       Chicago Trust        Municipal Bond        Money Market
  Balanced Fund           Bond Fund               Fund                 Fund
-----------------      ---------------       --------------        -------------


$      71,040,168      $   112,746,004       $   11,807,127        $ 215,750,478
               --            3,281,000                   --           22,718,000
       11,544,063            2,832,228              319,489                   --
-----------------      ---------------       --------------        -------------
       82,584,231          118,859,232           12,126,616          238,468,478
               --                7,486                  417                   --

          589,290            1,755,024              202,811            1,054,958
          206,223              117,111              100,098              168,650
              355                   --                   --                   --
               --                   --                  105                   --
            6,670                5,574                5,574                5,574
            1,356                1,152               26,647               12,392
-----------------      ---------------       --------------        -------------
       83,388,125          120,745,579           12,462,268          239,710,052
-----------------      ---------------       --------------        -------------



              397                   --                   --                  652
            1,345                   --                   --            1,029,742
          577,478                   --                   --                   --
            3,677                3,552                   --               13,230
           52,295               38,587                   --               77,330
            2,808              142,791               43,249                   --
           31,072               28,472               39,811               37,624
-----------------      ---------------       --------------        -------------
          669,072              213,402               83,060            1,158,578
-----------------      ---------------       --------------        -------------

$      82,719,053      $   120,532,177      $    12,379,208        $ 238,551,474
=================      ===============      ===============        =============


$      68,927,242      $   117,272,641      $    12,123,373        $ 238,551,474

          185,563              452,597               27,456                   --

        2,062,185              (25,289)             (91,110)                  --

       11,544,063            2,832,228              319,489                   --
-----------------      ---------------      ---------------        -------------
$      82,719,053      $   120,532,177      $    12,379,208        $ 238,551,474
=================      ===============      ===============        =============

        5,167,798           11,894,302            1,215,334          238,551,474



$           16.01      $         10.13       $        10.19        $        1.00
=================      ===============       ==============        =============

CT&T Funds
Statement of Operations
For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

                                                                           CHICAGO TRUST
                                                      MONTAG & CALDWELL   GROWTH & INCOME   CHICAGO TRUST   CHICAGO TRUST
                                                         GROWTH FUND            FUND          TALON FUND    BALANCED FUND
                                                      -----------------   ---------------   -------------   -------------
INVESTMENT INCOME:
 Dividends................................................ $  3,062,695       $ 2,616,520      $   93,313     $ 1,115,889
 Interest.................................................    1,035,399         1,054,079         366,033       5,603,622
                                                           ------------       -----------      ----------     -----------
   Total Investment Income................................    4,098,094         3,670,599         459,346       6,719,511
                                                           ------------       -----------      ----------     -----------
EXPENSES:
 Investment advisory fees.................................    3,800,124         1,734,260         182,742       1,228,508
 Distribution expenses....................................      836,514           619,130          57,092         438,574
 Transfer agent fees......................................      167,566            98,959          53,658          33,312
 Administration fees......................................      242,224           121,926          11,675          85,382
 Accounting fees..........................................       66,037            49,168          18,045          47,067
 Registration expenses....................................      209,681            14,322          10,503          12,499
 Custodian fees...........................................       47,481            32,124          13,857          30,396
 Professional fees........................................       48,246            26,954          11,515          22,630
 Amortization of organization costs.......................        3,332             4,997           3,332           1,401
 Report to shareholder expense............................       33,756            12,666           1,194           8,709
 Trustees fees............................................        2,703             2,703           2,703           2,703
 Other expenses...........................................        8,943            64,777          15,911          66,970
                                                           ------------       -----------      ----------     -----------
   Total expenses.........................................    5,466,607         2,781,986         382,227       1,978,151
                                                           ------------       -----------      ----------     -----------
   Expenses reimbursed....................................      (41,428)         (129,857)        (85,596)       (102,203)
                                                           ------------       -----------      ----------     -----------
   Net expenses...........................................    5,425,179         2,652,129         296,631       1,875,948
                                                           ------------       -----------      ----------     -----------
NET INVESTMENT INCOME (LOSS)..............................   (1,327,085)        1,018,470         162,715       4,843,563
                                                           ------------       -----------      ----------     -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments (including
 a net realized (loss) on option transactions of
 ($169,276) in the Talon Fund)............................    8,570,687        19,177,699       4,497,850      11,378,927
Net change in unrealized appreciation
 on investments (including a net
 unrealized appreciation on option transactions of
 $137,375 in the Talon Fund)..............................  114,427,550        33,416,450       1,618,377      15,462,457
                                                           ------------       -----------      ----------     -----------

NET REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS......................................  122,998,237        52,594,149       6,116,227      26,841,384
                                                           ------------       -----------      ----------     -----------
NET INCREASE IN NET
 ASSETS FROM OPERATIONS................................... $121,671,152       $53,612,619      $6,278,942     $31,684,947
                                                           ============       ===========      ==========     ===========

See accompanying Notes to Financial Statements.

                                            Chicago Trust  Chicago Trust
         Montag & Caldwell  Chicago Trust  Municipal Bond   Money Market
           Balanced Fund      Bond Fund         Fund           Fund
         -----------------  -------------  --------------  -------------

         $         219,468  $          --  $           --  $          --
                 1,399,409      7,043,490         534,204     13,958,204
         -----------------  -------------  --------------  -------------
                 1,618,877      7,043,490         534,204     13,958,204
         -----------------  -------------  --------------  -------------


                   400,868        550,514          69,127      1,004,607
                   131,861        247,590          28,790             --
                    47,730         42,264          23,435         54,844
                    27,230         49,334           5,686        121,794
                    29,879         42,584          17,743         52,303
                    22,362         18,235           6,333         10,426
                    17,386         23,135           7,512         39,465
                    14,288         17,723          11,566         27,534
                     3,332          4,997           4,997          4,997
                     3,041          5,111             559         12,374
                     2,703          2,703           2,703          2,703
                    10,466         17,298          10,533         68,479
         -----------------  -------------  --------------  -------------
                   711,146      1,021,488         188,984      1,399,526
         -----------------  -------------  --------------  -------------
                   (44,973)      (221,539)        (85,359)      (142,332)
         -----------------  -------------  --------------  -------------
                   666,173        799,949         103,625      1,257,194
         -----------------  -------------  --------------  -------------
                   952,704      6,243,541         430,579     12,701,010
         -----------------  -------------  --------------  -------------




                 2,102,297        (36,729)          6,147             --



                 7,581,239      2,754,254         140,720             --
         -----------------  -------------  --------------  -------------


                 9,683,536      2,717,525         146,867             --
         -----------------  -------------  --------------  -------------


         $      10,636,240  $   8,961,066  $      577,446  $  12,701,010
         =================  =============  ==============  =============

CT&T FUNDS
Statement of Changes in Net Assets
====================================================================================================================================

                                                       Montag & Caldwell Growth Fund           Chicago Trust Growth & Income Fund
                                                       -----------------------------           ----------------------------------
                                                               Year Ended                                  Year Ended
                                                    October 31, 1997   October 31, 1996*      October 31, 1997     October 31, 1996
                                                    ----------------   ----------------       ----------------     ----------------
NET ASSETS at beginning of period.................     $ 218,649,895       $ 40,355,049           $205,133,317         $172,295,705
                                                       -------------       ------------           ------------         ------------
Increase in net asset
from operations:
  Net investment income (loss)....................        (1,327,085)           (28,035)             1,018,470            1,451,728
  Net realized gain on investments sold
   and purchased options transactions.............         8,570,687          2,171,050             19,177,699            4,305,113
  Net change in unrealized appreciation
   on investments and assets
   and liabilities in purchased options...........       114,427,550         26,825,183             33,416,450           39,311,048
                                                       -------------       ------------           ------------         ------------
  Net increase in net assets
   from operations................................       121,671,152         28,968,198             53,612,619           45,067,889
                                                       -------------       ------------           ------------         ------------
Distributions to shareowners from:
  Net investment income:
     Retail Class.................................                --            (28,975)            (1,152,026)          (1,444,903)
     Institutional Class..........................           (26,630)           (45,883)                    --                   --
  Net realized gain on investments:
     Retail Class.................................        (1,466,613)           (24,401)            (4,334,020)            (976,557)
     Institutional Class..........................          (412,803)                --                     --                   --
                                                       -------------       ------------           ------------         ------------
     Total distributions..........................        (1,906,046)           (99,259)            (5,486,046)          (2,421,460)
                                                       -------------       ------------           ------------         ------------
Capital share transactions:
  Net proceeds from sales of shares:
     Retail Class.................................       339,687,434        118,083,887             50,803,893           43,023,005
     Institutional Class..........................       228,296,239         51,795,147                     --                   --
  Issued to shareowners in reinvestment
   of distributions:
     Retail Class.................................         1,404,998             53,046              5,404,887            2,391,580
     Institutional Class..........................           396,515             45,883                     --                   --
  Cost of shares repurchased:
     Retail Class.................................      (115,055,486)       (16,878,640)           (34,860,763)         (55,223,402)
     Institutional Class..........................       (44,726,535)        (3,673,416)                    --                   --
                                                       -------------       ------------           ------------         ------------
       Net increase (decrease) from capital
        share transactions........................       410,003,165        149,425,907             21,348,017           (9,808,817)
                                                       -------------       ------------           ------------         ------------
       Total increase in net assets...............       529,768,271        178,294,846             69,474,590           32,837,612
                                                       -------------       ------------           ------------         ------------
NET ASSETS at end of period (including line A)....     $ 748,418,166       $218,649,895           $274,607,907         $205,133,317
                                                       =============       ============           ============         ============
(A) Undistributed (distribution in excess of)
    net investment income (loss)..................     $          --       $    (73,703)          $         --         $    133,556
                                                       -------------       ------------           ------------         ------------
OTHER INFORMATION:
Share transactions:
  Retail Class:
     Sold.........................................        16,692,907          7,779,869              2,806,114            2,994,709
     Issued to shareowners in reinvestment
      of distributions............................            79,785              3,770                326,567              170,324
     Repurchased..................................        (5,364,133)        (1,115,729)            (1,902,988)          (3,829,976)
  Institutional Class:
     Sold.........................................        10,833,116          3,302,194                     --                   --
     Issued to shareowners in reinvestment
      of distributions............................            22,316              2,812                     --                   --
     Repurchased..................................        (2,106,489)          (236,988)                    --                   --
                                                       -------------       ------------           ------------         ------------
        Net increase (decrease) in shares
         outstanding..............................        20,157,502          9,735,928              1,229,693             (664,943)
                                                       =============       ============           ============         ============

--------------------------------------------------------------------------------
* Montag & Caldwell Growth Fund Institutional Class commenced investment operations on June 28, 1996.

See accompanying Notes to Financial Statements.


       CHICAGO TRUST TALON FUND                 CHICAGO TRUST BALANCED FUND
  ----------------------------------        ----------------------------------
             YEAR ENDED                                  YEAR ENDED
  OCTOBER 31, 1997  OCTOBER 31, 1996        OCTOBER 31, 1997  OCTOBER 31, 1996
  ----------------  ----------------        ----------------  ----------------

  $     17,417,675  $     10,537,854        $    156,703,443  $    152,820,466
  ----------------  ----------------        ----------------  ----------------
           162,715            42,177               4,843,563         4,547,650

         4,497,850         1,453,661              11,378,927         2,227,691


         1,618,377         1,649,993              15,462,457        17,768,218
  ----------------  ----------------        ----------------  ----------------

         6,278,942         3,145,831              31,684,947        24,543,559
  ----------------  ----------------        ----------------  ----------------

          (134,407)          (35,795)             (4,764,936)       (4,421,473)
                --                --                      --                --

        (1,458,660)         (634,240)             (2,253,139)           (7,294)
                --                --                      --                --
  ----------------  ----------------        ----------------  ----------------
        (1,593,067)         (670,035)             (7,018,075)       (4,428,767)
  ----------------  ----------------        ----------------  ----------------


         6,345,104         4,424,049              28,395,564        26,178,729
                --                --                      --                --

         1,577,255           662,762               7,017,789         4,428,767
                --                --                      --                --

        (1,566,326)         (682,786)            (28,790,331)      (46,839,311)
                --                --                      --                --
  ----------------  ----------------        ----------------  ----------------
         6,356,033         4,404,025               6,623,022       (16,231,815)
  ----------------  ----------------        ----------------  ----------------
        11,041,908         6,879,821              31,289,894         3,882,977
  ----------------  ----------------        ----------------  ----------------
  $     28,459,583  $     17,417,675        $    187,993,337  $    156,703,443
  ================  ================        ================  ================


  $         37,253  $          8,945        $        624,636  $        567,503
  ----------------  ----------------        ----------------  ----------------


           397,032           336,046               2,757,711         2,932,312

           107,919            55,106                 699,716           495,015
           (97,875)          (54,225)             (2,774,505)       (5,245,177)

                --                --                      --                --

                --                --                      --                --
                --                --                      --                --
  ----------------  ----------------        ----------------  ----------------
           407,076           336,927                 682,922        (1,817,850)
  ================  ================        ================  ================

CT&T Funds
Statement of Changes in Net Assets (continued)                                                                     OCTOBER 31, 1997
====================================================================================================================================

                                                        Montag & Caldwell Balanced Fund                Chicago Trust Bond Fund
                                                      -----------------------------------        -----------------------------------
                                                                 Year Ended                                  Year Ended
                                                      October 31, 1997   October 31, 1996        October 31, 1997   October 31, 1996
                                                      ----------------   ----------------        ----------------   ----------------
NET ASSETS at beginning of period.................... $     31,472,671   $     21,908,174        $     79,210,728   $    70,490,335
                                                      ----------------   ----------------        ----------------   ---------------
Increase in net assets
from operations:
  Net investment income..............................          952,704            562,623               6,243,541         4,684,008
  Net realized gain (loss) on investments sold.......        2,102,297          2,720,967                 (36,729)          (21,824)
  Net change in unrealized appreciation
   (depreciation) of investments.....................        7,581,239          1,750,771               2,754,254          (427,461)
                                                      ----------------   ----------------        ----------------   ---------------
  Net increase in net assets
   from operations...................................       10,636,240          5,034,361               8,961,066         4,234,723
                                                      ----------------   ----------------        ----------------   ---------------
Distributions to shareowners from:
  Net investment income..............................         (837,377)          (544,785)             (6,043,358)       (4,576,113)
  Net realized gain on investments...................       (2,702,590)                --                 (16,748)          (26,301)
                                                      ----------------   ----------------        ----------------   ---------------
     Total distributions.............................       (3,539,967)          (544,785)             (6,060,106)       (4,602,414)
                                                      ----------------   ----------------        ----------------   ---------------
Capital share transactions:
  Net proceeds from sales of shares..................       58,631,470         17,019,049              46,817,358        18,394,655
  Issued to shareowners in
   reinvestment of distributions.....................        3,490,623            544,624               4,797,389         4,131,546
  Cost of shares repurchased.........................      (17,971,984)       (12,488,752)            (13,194,258)      (13,438,117)
                                                      ----------------   ----------------        ----------------   ---------------
     Net increase (decrease) from
      capital share transactions.....................       44,150,109          5,074,921              38,420,489         9,088,084
                                                      ----------------   ----------------        ----------------   ---------------
     Total increase (decrease) in net assets.........       51,246,382          9,564,497              41,321,449         8,720,393
                                                      ----------------   ----------------        ----------------   ---------------
NET ASSETS at end of period (including line A)....... $     82,719,053   $     31,472,671        $    120,532,177   $    79,210,728
                                                      ================   ================        ================   ===============
(A) Undistributed (distribution in excess of)
     net investment income........................... $        185,563   $         70,787        $        452,597   $       258,643
                                                      ----------------   ----------------        ----------------   ---------------
OTHER INFORMATION:
Share transactions:
  Sold...............................................        3,939,135          1,269,601               4,734,805         1,866,993
  Issued to shareowners in reinvestment
   of distributions..................................          255,726             41,681                 485,679           422,144
  Repurchased........................................       (1,229,194)          (916,526)             (1,334,065)       (1,373,273)
                                                      ----------------   ----------------        ----------------   ---------------
     Net increase (decrease) in shares outstanding...        2,965,667            394,756               3,886,419           915,864
                                                      ================   ================        ================   ===============

See accompanying Notes to Financial Statements.

  CHICAGO TRUST MUNICIPAL BOND FUND         CHICAGO TRUST MONEY MARKET FUND
------------------------------------      -----------------------------------
           YEAR ENDED                                 YEAR ENDED
OCTOBER 31, 1997    OCTOBER 31, 1996      OCTOBER 31, 1997    OCTOBER 31, 1996
----------------    ----------------      ----------------    ----------------

$  11,186,162       $  11,679,498         $  226,535,616      $ 206,075,314
-------------       -------------         --------------      -------------

      430,579             421,107             12,701,010         10,298,196
        6,147              30,220                     --                 --

      140,720             (54,373)                    --                 --
-------------       -------------         --------------      -------------

      577,446             396,954             12,701,010         10,298,196
-------------       -------------         --------------      -------------

     (426,993)           (419,021)           (12,701,010)       (10,298,196)
           --                  --                     --                 --
-------------       -------------         --------------      -------------

     (426,993)           (419,021)           (12,701,010)       (10,298,196)
-------------       -------------         --------------      -------------

    1,375,126             394,557            569,551,234        494,444,216

       21,748              22,047                434,377            331,446
     (354,281)           (887,873)          (557,969,753)      (474,315,360)
-------------       -------------         --------------      -------------

    1,042,593            (471,269)            12,015,858         20,460,302
 -------------       -------------         --------------      -------------

    1,193,046            (493,336)            12,015,858         20,460,302
-------------       -------------         --------------      -------------

$  12,379,208       $  11,186,162         $  238,551,474      $ 226,535,616
=============       =============         ==============      =============

$      27,456       $      23,870         $           --      $          --
-------------       -------------         --------------      -------------

      135,835              39,198            569,551,234        494,444,216

        2,159               2,203                434,377            331,446
      (35,025)            (87,989)          (557,969,753)      (474,315,360)
-------------       -------------         --------------      -------------

      102,969             (46,588)            12,015,858         20,460,302
=============       =============         ==============      =============


CT&T FUNDS
Financial Highlights                                                                                 October 31, 1997
=====================================================================================================================


                                                                         Montag & Caldwell Growth Fund
                                                          -----------------------------------------------------------
                                                                    Retail Class                Institutional Class
                                                          -----------------------------------  ----------------------
                                                             Year       Year       Period        Year       Period
                                                            Ended      Ended        Ended       Ended        Ended
                                                          10/31/97    10/31/96  10/31/95/(a)/  10/31/97 10/31/96/(b)/
                                                          --------    --------  -------------  -------- -------------
Net Asset Value, Beginning of Period.................     $  17.08    $  13.16       $ 10.00   $  17.08     $  15.59
 Income from Investment Operations:
  Net investment income (loss).......................        (0.05)         --          0.02         --         0.02
  Net realized and unrealized gain
   on investments....................................         5.79        3.93          3.16       5.81         1.49
                                                          --------    --------       -------   --------     --------
   Total from investment operations..................         5.74        3.93          3.18       5.81         1.51
                                                          --------    --------       -------   --------     --------

 Less Distributions:
  Distributions from and in excess
   of net investment income..........................           --       (0.01)        (0.02)        --        (0.02)
  Distributions from net realized
   gain on investments...............................        (0.14)         --            --      (0.14)          --
                                                          --------    --------       -------   --------     --------
     Total distributions.............................        (0.14)      (0.01)        (0.02)     (0.14)       (0.02)
                                                          --------    --------       -------   --------     --------
Net increase in net asset value......................         5.60        3.92          3.16       5.67         1.49
                                                          --------    --------       -------   --------     --------
Net Asset Value, End of Period.......................     $  22.68    $  17.08       $ 13.16   $  22.75     $  17.08
                                                          ========    ========       =======   ========     ========


Total Return/1/......................................        33.82%      29.91%        31.87%     34.26%        9.67%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's).................     $479,557    $166,243       $40,355   $268,861     $ 52,407
Ratios of expenses to average net assets:
 Before reimbursement of expenses
  by Advisor/2/......................................         1.24%       1.32%         1.87%      0.93%        0.98%
 After reimbursement of expenses
  by Advisor/2/......................................         1.23%       1.28%         1.30%      0.93%        0.98%
Ratios of net investment income to average net assets:
 Before reimbursement of expenses
  by Advisor/2/......................................        (0.38)%     (0.10)%       (0.36)%    (0.07)%       0.17%
 After reimbursement of expenses
  by Advisor/2/......................................        (0.37)%     (0.06)%        0.20%     (0.06)%       0.17%
Portfolio Turnover...................................        18.65%      26.36%        34.46%     18.65%       26.36%
Average Commission Rate Paid.........................     $ 0.0592    $ 0.0639           N/R   $ 0.0592     $ 0.0639

-----------------------------------------------------------------------------
/1/  Not Annualized.
/2/  Annualized.
(a) Montag & Caldwell Growth Fund Retail Class commenced investment operations on November 2, 1994.
(b) Montag & Caldwell Growth Fund Institutional Class commenced investment operations on June 28, 1996.
N/R: Not required.

See accompanying Notes to Financial Statements.

CT&T Funds
Financial Highlights                                            October 31, 1997
================================================================================

                                                                                Chicago Trust Growth & Income Fund
                                                                -------------------------------------------------------------------
                                                                  Year              Year              Year               Period
                                                                 Ended             Ended             Ended                Ended
                                                                10/31/97          10/31/96          10/31/95          10/31/94/(a)/
                                                                --------          --------          --------          -------------
Net Asset Value, Beginning of Period..........................  $  16.17          $  12.90          $  10.11          $     10.00
                                                                --------          --------          --------          -----------
 Income from Investment Operations:
  Net investment income.......................................      0.08              0.11              0.09                 0.07
  Net realized and unrealized gain on investments.............      3.91              3.34              2.79                 0.10
                                                                --------          --------          --------          -----------
     Total from investment operations.........................      3.99              3.45              2.88                 0.17
                                                                --------          --------          --------          -----------

 Less Distributions:
  Distributions from and in excess of net investment income...     (0.09)            (0.11)            (0.09)               (0.06)
  Distributions from net realized gain on investments.........     (0.34)            (0.07)               --                   --
                                                                --------          --------          --------          -----------
     Total distributions......................................     (0.43)            (0.18)            (0.09)               (0.06)
                                                                --------          --------          --------          -----------
Net increase in net asset value...............................      3.56              3.27              2.79                 0.11
                                                                --------          --------          --------          -----------
Net Asset Value, End of Period................................  $  19.73          $  16.17          $  12.90          $     10.11
                                                                ========          ========          ========          ===========

Total Return/1/...............................................     25.16%            26.98%            28.66%                1.73%

Ratios/supplemental Data:
Net Assets, End of Period (in 000's)..........................  $274,608          $205,133          $172,296          $    12,282
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor/2/...............      1.12%             1.15%             1.50%                2.21%
 After reimbursement of expenses by Advisor/2/................      1.07%/3/          1.00%             1.09%/4/             1.20%
Ratios of net investment income to average net assets:
 Before reimbursement of expenses by Advisor/2/...............      0.36%             0.62%             0.33%               (0.15)%
 After reimbursement of expenses by Advisor/2/................      0.41%             0.77%             0.74%                0.86%
Portfolio Turnover............................................     30.58%            25.48%             9.00%               37.01%
Average Commission Rate Paid..................................  $ 0.0530          $ 0.0571               N/R                  N/R

----------------------------------------------------------------------
/1/  Not Annualized.
/2/  Annualized.
/3/ The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on February 28, 1997.
/4/ The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 1.20% to 1.00% on September 21, 1995.
(a) Chicago Trust Growth & Income Fund commenced investment operations on December 13, 1993.
N/R: Not required.

See accompanying Notes to Financial Statements.

CT&T Funds
Financial Highlights                                            October 31, 1997
================================================================================

                                                                                     Chicago Trust Talon Fund
                                                                -------------------------------------------------------------------
                                                                  Year              Year              Year               Period
                                                                 Ended             Ended             Ended                Ended
                                                                10/31/97          10/31/96          10/31/95          10/31/94/(a)/
                                                                --------          --------          --------          -------------
Net Asset Value, Beginning of Period..........................  $  14.39          $  12.07          $  10.25          $     10.00
                                                                --------          --------          --------          -----------
 Income from Investment Operations:
  Net investment income.......................................      0.11              0.04              0.09                 0.02
  Net realized and unrealized gain on investments
  and options.................................................      4.38              3.01              1.84                 0.23
                                                                --------          --------          --------          -----------
     Total from investment operations.........................      4.49              3.05              1.93                 0.25
                                                                --------          --------          --------          -----------

 Less Distributions:
  Distributions from and in excess of net investment income...     (0.09)            (0.03)            (0.11)                  --
  Distributions from net realized gain on investments.........     (1.19)            (0.70)               --                   --
                                                                --------          --------          --------          -----------
     Total distributions......................................     (1.28)            (0.73)            (0.11)                  --
                                                                --------          --------          --------          -----------
Net increase in net asset value...............................      3.21              2.32              1.82                 0.25
                                                                --------          --------          --------          -----------
Net Asset Value, End of Period................................  $  17.60          $  14.39          $  12.07          $     10.25
                                                                ========          ========          ========          ===========

Total Return/1/...............................................     33.47%            26.51%            18.92%                2.50%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)..........................  $ 28,460          $ 17,418          $ 10,538          $     4,355
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor/2/...............      1.67%             1.98%             3.04%                7.82%
 After reimbursement of expenses by Advisor/2/................      1.30%             1.30%             1.30%                1.30%
Ratios of net investment income to average net assets:
 Before reimbursement of expenses by Advisor/2/...............      0.34%            (0.38)%           (0.97)%              (4.13)%
 After reimbursement of expenses by Advisor/2/................      0.71%             0.30%             0.77%                2.39%
Portfolio Turnover............................................    112.72%           126.83%           229.43%               33.66%
Average Commission Rate Paid..................................  $ 0.0591          $ 0.0612               N/R                  N/R

----------------------------------------------------------------------
/1/  Not Annualized.
/2/  Annualized.
(a)  Chicago Trust Talon Fund commenced investment operations on
     September 19, 1994.
N/R: Not required.

See accompanying Notes to Financial Statements.

CT&T FUNDS
Financial Highlights                                            October 31, 1997
--------------------------------------------------------------------------------

                                                     Chicago Trust Balanced Fund
                                               ---------------------------------------
                                                 Year        Year          Period
                                                 Ended       Ended          Ended
                                               10/31/97     10/31/96     10/31/95/(a)/
                                               --------     --------     -------------
Net Asset Value, Beginning of Period.........  $   9.60     $   8.43        $   8.34
                                               --------     --------        --------
  Income from Investment Operations:
    Net investment income....................      0.28         0.27            0.03
    Net realized and unrealized gain on
     investments.............................      1.60         1.16            0.06
                                               --------     --------        --------
      Total from investment operations.......      1.88         1.43            0.09
                                               --------     --------        --------

  Less Distributions:
    Distributions from and in excess of net
     investment income.......................     (0.28)       (0.26)             --
    Distributions from net realized gain on
     investments.............................     (0.14)          --              --
                                               --------     --------        --------
      Total distributions....................     (0.42)       (0.26)             --
                                               --------     --------        --------
Net increase in net asset value..............      1.46         1.17            0.09
                                               --------     --------        --------
Net Asset Value, End of Period...............  $  11.06     $   9.60        $   8.43
                                               ========     ========        ========
Total return/1/..............................     20.10%       17.21%           1.08%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's).........  $187,993     $156,703        $152,820
Ratios of expenses to average net assets:
  Before reimbursement of expenses by
   Advisor/2/................................      1.13%        1.17%           1.19%
  After reimbursement of expenses by
   Advisor/2/................................      1.07%/3/     1.00%           1.00%
Ratios of net investment income to average
 net assets:
  Before reimbursement of expenses by
   Advisor/2/................................      2.70%        2.79%           2.56%
  After reimbursement of expenses by
   Advisor/2/................................      2.76%        2.96%           2.73%
Portfolio Turnover...........................     34.69%       34.29%           0.72%
Average Commission Rate Paid.................  $ 0.0576     $ 0.0596             N/R

------------------------------------
/1/  Not Annualized.
/2/  Annualized.
/3/ The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on February 28, 1997.
(a)  Chicago Trust Balanced Fund (formerly the Chicago Trust Asset Allocation
     Fund) commenced investment operations on September 21, 1995.
N/R: Not Required.

See accompanying Notes to Financial Statements.

CT&T Funds
Financial Highlights                                            October 31, 1997
================================================================================

                                                                   Montag & Caldwell Balanced Fund
                                                               ----------------------------------------
                                                                Year          Year          Period
                                                                Ended         Ended          Ended
                                                               10/31/97      10/31/96     10/31/95/(a)/
                                                               --------      --------     -------------
Net Asset Value, Beginning of Period........................... $ 14.29       $ 12.12        $ 10.00
                                                                -------       -------        -------
 Income from Investment Operations:
   Net investment income.......................................    0.25          0.27           0.26
   Net realized and unrealized gain on investments.............    2.93          2.17           2.09
                                                                -------       -------        -------
         Total from investment operations......................    3.18          2.44           2.35
                                                                -------       -------        -------

 Less Distributions:
   Distributions from and in excess of net investment income...   (0.25)        (0.27)         (0.23)
   Distributions from net realized gain on investments.........   (1.21)           --             --
                                                                -------       -------        -------
         Total distributions...................................   (1.46)        (0.27)         (0.23)
                                                                -------       -------        -------
Net increase in net asset value................................    1.72          2.17           2.12
                                                                -------       -------        -------
Net Asset Value, End of Period................................. $ 16.01       $ 14.29        $ 12.12
                                                                =======       =======        =======

Total Return/1/................................................   24.26%        20.37%         23.75%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)........................... $82,719       $31,473        $21,908
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor/2/...............    1.33%         1.58%          2.50%
  After reimbursement of expenses by Advisor/2/................    1.25%         1.25%          1.25%
Ratios of net investment income to average net assets:
  Before reimbursement of expenses by Advisor/2/...............    1.70%         1.83%          1.38%
  After reimbursement of expenses by Advisor/2/................    1.78%         2.16%          2.63%
Portfolio Turnover.............................................   28.13%        43.58%         27.33%
Average Commission Rate Paid................................... $0.0591       $0.0644            N/R
----------------------------------------------------------

  /1/ Not Annualized.
  /2/ Annualized.
  (a) Montag & Caldwell Balanced Fund commenced investment operations on November 2, 1994.
N/R:  Not required.

See accompanying Notes to Financial Statements.

CT&T Funds
Financial Highlights                                            October 31, 1997
================================================================================

                                                                        Chicago Trust Bond Fund
                                                            --------------------------------------------------
                                                              Year         Year         Year        Period
                                                              Ended       Ended         Ended       Ended
                                                            10/31/97     10/31/96     10/31/95   10/31/94/(a)/
                                                            --------     --------     --------   -------------
Net Asset Value, Beginning of Period....................... $   9.89      $  9.94      $  9.21      $ 10.00
                                                            --------      -------      -------      -------
  Income from Investment Operations:
    Net investment income..................................     0.61         0.60         0.60         0.50
    Net realized and unrealized gain (loss) on investments.     0.23        (0.05)        0.73        (0.82)
                                                            --------      -------      -------      -------
         Total from investment operations..................     0.84         0.55         1.33        (0.32)
                                                            --------      -------      -------      -------

  Less distributions from and in excess
   of net investment income................................    (0.60)       (0.60)       (0.60)       (0.47)
                                                            --------      -------      -------      -------
Net increase (decrease) in net asset value.................     0.24        (0.05)        0.73        (0.79)
                                                            --------      -------      -------      -------
Net Asset Value, End of Period............................. $  10.13      $  9.89      $  9.94      $  9.21
                                                            ========      =======      =======      =======

Total Return/1/............................................     8.84%        5.76%       14.89%       (3.23)%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)....................... $120,532      $79,211      $70,490      $12,546
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor/2/...........     1.02%        1.10%        1.54%        2.02%
  After reimbursement of expenses by Advisor/2/............     0.80%        0.80%        0.80%        0.80%
Ratios of net investment income to average net assets:
  Before reimbursement of expenses by Advisor/2/...........     6.02%        5.89%        5.78%        4.83%
  After reimbursement of expenses by Advisor/2/............     6.24%        6.19%        6.52%        6.05%
Portfolio Turnover.........................................    17.76%       41.75%       68.24%       20.73%
------------------------------------------------------------------

 /1/  Not Annualized.
 /2/  Annualized.
 (a)  Chicago Trust Bond Fund commenced investment operations on December 13,
      1993.

See accompanying Notes to Financial Statements.

CT&T FUNDS
Financial Highlights                                           October 31, 1997
===============================================================================

                                                                                Chicago Trust Municipal Bond Fund
                                                                      -----------------------------------------------------
                                                                        Year          Year         Year          Period
                                                                        Ended         Ended        Ended          Ended
                                                                       10/31/97     10/31/96     10/31/95     10/31/94/(a)/
                                                                      ---------     --------     --------     -------------
Net Asset Value, Beginning of Period.............................     $   10.06     $  10.08     $   9.56     $       10.00
                                                                      ---------     --------     --------     -------------
 Income from Investment Operations:
  Net investment income..........................................          0.38         0.38         0.35              0.27
  Net realized and unrealized gain (loss) on investments.........          0.12        (0.02)        0.52             (0.46)
                                                                      ---------     --------     --------     -------------
     Total from investment operations............................          0.50         0.36         0.87             (0.19)
                                                                      ---------     --------     --------     -------------

  Less distributions from and in excess
    of net investment income.....................................         (0.37)       (0.38)       (0.35)            (0.25)
                                                                      ---------     --------     --------     -------------
Net increase (decrease) in net asset value.......................          0.13        (0.02)        0.52             (0.44)
                                                                      ---------     --------     --------     -------------
Net Asset Value, End of Period...................................     $   10.19     $  10.06     $  10.08     $        9.56
                                                                      =========     ========     ========     =============
Total Return/1/..................................................          5.13%        3.59%        9.29%            (1.92)%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's).............................     $  12,379     $ 11,186     $ 11,679     $      10,462
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor/2/..................          1.64%        1.53%        2.16%             2.09%
 After reimbursement of expenses by Advisor/2/...................          0.90%        0.90%        0.90%             0.90%
Ratios of net investment income to average net assets:
 Before reimbursement of expenses by Advisor/2/..................          3.00%        3.11%        2.37%             1.90%
 After reimbursement of expenses by Advisor/2/...................          3.74%        3.74%        3.63%             3.09%
Portfolio Turnover...............................................         16.19%       27.47%       42.81%            14.85%

-----------------------------------------------------------------
 /1/  Not Annualized.
 /2/  Annualized.
 (a) Chicago Trust Municipal Bond Fund commenced investment operations on December 13, 1993.


See accompanying Notes to Financial Statements.

CT&T FUNDS
Financial Highlights                                           October 31, 1997
===============================================================================

                                                                          Chicago Trust Money Market Fund
                                                                 --------------------------------------------------
                                                                   Year         Year        Year        Period
                                                                  Ended        Ended       Ended         Ended
                                                                 10/31/97    10/31/96     10/31/95    10/31/94/(a)/
                                                                 --------    --------     --------    -------------
Net Asset Value, Beginning of Period........................     $   1.00    $   1.00     $   1.00    $        1.00
                                                                 --------    --------     --------    -------------
 Income from Investment Operations:
  Net investment income.....................................         0.05        0.05         0.05             0.03
                                                                 --------    --------     --------    -------------
 Less Distributions from net investment income..............        (0.05)      (0.05)       (0.05)           (0.03)
                                                                 --------    --------     --------    -------------
Net Asset Value, End of Period..............................     $   1.00    $   1.00     $   1.00    $        1.00
                                                                 ========    ========     ========    =============

Total Return/1/.............................................         5.15%       5.14%        5.56%            3.20%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)........................     $238,551    $226,536     $206,075    $     122,929
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor/2/.............         0.56%       0.59%        0.63%            0.64%
 After reimbursement of expenses by Advisor/2/..............         0.50%       0.50%        0.43%/3/         0.40%
Ratios of net investment income to average net assets:
 Before reimbursement of expenses by Advisor/2/.............         5.00%       4.93%        5.24%            3.49%
 After reimbursement of expenses by Advisor/2/..............         5.06%       5.02%        5.44%            3.73%

---------------------------------------------------------------------
 /1/  Not Annualized.
 /2/  Annualized.
 /3/ The Advisor's expenses reimbursement level, which affects the net expenses ratio, changed from 0.40% to 0.50% on July 12, 1995.
 (a) Chicago Trust Money Market Fund commenced investment operations on December 14, 1993.


See accompanying Notes to Financial Statements.

CT&T Funds
Notes to Financial Statements                                   October 31, 1997
================================================================================

Note (A) Significant Accounting Policies: CT&T Funds (the "Company") operates as a series company currently issuing eight series of shares of beneficial interest: Montag & Caldwell Growth Fund (the "Growth Fund"), Chicago Trust Growth & Income Fund (the "Growth & Income Fund"), Chicago Trust Talon Fund (the "Talon Fund"), Chicago Trust Balanced Fund (formerly Chicago Trust Asset Allocation Fund) (the "CT Balanced Fund"), Montag & Caldwell Balanced Fund (the "M&C Balanced Fund"), Chicago Trust Bond Fund (the "Bond Fund"), Chicago Trust Municipal Bond Fund (the "Municipal Bond Fund"), and Chicago Trust Money Market Fund (the "Money Market Fund") (each a "Fund" and collectively, the "Funds"). The Company constitutes an open-end management investment company which is registered under the Investment Company Act of 1940 as amended (the "Act"). The Company was organized as a Delaware business trust on September 10, 1993.

The Growth Fund seeks long-term capital appreciation consistent with investments primarily in a combination of equity, convertible, fixed income, and short-term securities. Capital appreciation is emphasized, and generation of income is secondary. Montag & Caldwell, Inc. is the Investment Advisor for the Fund, which commenced investment operations on November 2, 1994. Effective June 28, 1996, the Fund offered two classes of shares: Class I (Institutional) shares and Class N (Retail) shares.

The Growth & Income Fund seeks long-term total return through a combination of capital appreciation and current income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, preferred stocks, securities convertible into common stocks, and fixed income securities. The Chicago Trust Company ("Chicago Trust") is the Investment Advisor for the Fund, which commenced investment operations on December 13, 1993.

The Talon Fund seeks long-term total return through capital appreciation. The Fund invests primarily in stocks of companies with capitalization levels believed by Talon Asset Management, Inc. ("Talon") to have prospects for capital appreciation. The Fund, which commenced investment operations on September 19, 1994, may also invest in preferred stock and debt securities, including those which may be convertible into common stock. Chicago Trust is the Investment Advisor for the Fund with Talon as Sub-Investment Advisor.

The CT Balanced Fund seeks growth of capital with current income through asset allocation. The Fund seeks to achieve this objective by holding a varying combination of generally two or more of the following investment categories: common stocks (both dividend and non-dividend paying); preferred stocks; convertible preferred stocks; fixed income securities, including bonds and bonds convertible into common stocks; and short-term interest-bearing obligations. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on September 21, 1995 .

The M&C Balanced Fund seeks long-term total return through investment primarily in a combination of equity, fixed income, and short-term securities. The allocation between asset classes may vary over time in accordance with the expected rates of return of each asset class; however, primary emphasis is placed upon selection of particular investments as opposed to allocation of assets. Montag & Caldwell, Inc. is the Investment Advisor for the Fund, which commenced investment operations on November 2, 1994.

The Bond Fund seeks high current income consistent with what Chicago Trust believes to be prudent risk of capital. The Fund primarily invests in a broad range of bonds and other fixed income securities (bonds and debentures) with an average weighted portfolio maturity between three and ten years. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on December 13, 1993.

The Municipal Bond Fund seeks a high level of current interest income exempt from Federal income taxes consistent with the conservation of capital. The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified portfolio of primarily intermediate-term municipal debt obligations. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on December 13, 1993.

The Money Market Fund seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund seeks to achieve its objective by investing in short-term, high quality, U.S. dollar-denominated money market instruments. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on December 14, 1993.

CT&T Funds
Notes to Financial Statements - continued                       October 31, 1997
================================================================================

The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

 (1) Security Valuation: For the Growth Fund, the Growth & Income Fund, the Talon Fund, the CT Balanced Fund and the M&C Balanced Fund, equity securities and index options traded on a national exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price at the close of the respective exchange. Securities for which there have been no sales on the valuation date are valued at the mean of the last reported bid and asked prices on their principal exchange. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. For the CT Balanced Fund, the M&C Balanced Fund, the Bond Fund, and the Municipal Bond Fund, fixed income securities, except short-term, are valued on the basis of prices provided by a pricing service when such prices are believed by the Advisor to reflect the fair market value of such securities. When fair market value quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees. For all Funds, short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market value. For the Money Market Fund, all securities are valued at amortized cost, which approximates market value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

 (2) Repurchase Agreements: Each Fund may enter into repurchase agreements with financial institutions deemed to be credit worthy by the Fund's Advisor, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

 (3) Derivative Financial Instruments: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. A Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of a Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

 An option contract gives the buyer the right, but not the obligation to buy
 (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are used by a Fund to manage the portfolio's effective maturity and duration.

 Transactions in purchased options for the Talon Fund for the year ended October 31, 1997 were as follows:

                                                                      Contracts     Premium
                                                                      ---------    ---------

 Outstanding at October 31, 1996....................................          0    $       0
 Options purchased (Net)............................................        215     (305,450)
 Options exercised or terminated in closing transactions (Net)......        (65)      61,450
 Options expired (Net)..............................................       (100)     123,875
                                                                           ----    ---------
 Outstanding at October 31, 1997....................................         50    $(120,125)
                                                                           ====    =========

 (4) Mortgage Backed Securities: The CT Balanced Fund, the M&C Balanced Fund and the Bond Fund may invest in Mortgage Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies - Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). However, some securities may be issued by private,

CT&T Funds
Notes to Financial Statements-continued                         October 31, 1997
================================================================================

non-government corporations. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher.

The CT Balanced Fund, the M&C Balanced Fund and the Bond Fund may also invest in Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs). A CMO is a bond which is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. A Planned Amortization Class (PAC) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The CT Balanced Fund and the Bond Fund may utilize Interest Only (IO) securities to increase the diversification of the portfolio and manage risk. An Interest Only security is a class of MBS representing ownership in the cash flows of the interest payments made from a specified pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower.

(5) Investment Income And Securities Transactions: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is determined using the first-in-first-out method.

(6) Federal Income Taxes: The Funds have elected to be treated a "regulated investment companies" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the losses amounted to $91,110 for the Municipal Bond Fund and $25,289 for the Bond Fund, which will expire October 31, 2003 and October 31, 2005, respectively.

Net realized gains or losses may differ for financial and tax reporting purposes for the Talon Fund, the M&C Balanced Fund and the Growth Fund primarily as a result of losses from wash sales which are not recognized for tax purposes until the corresponding shares are sold and as a result of gains or losses recognized for tax purposes on the mark-to-market of open options transactions at October 31, 1997.

(7) Dividends and Distributions: Dividends and distributions to shareowners are recorded on the ex-dividend date.

(8) Organization Costs: The Funds have reimbursed the Advisors for certain costs incurred in connection with the Funds' and the Company's organization. The costs are being amortized on a straight-line basis over five years commencing on December 13, 1993 for the Growth & Income Fund, Bond Fund and the Municipal Bond Fund; December 14, 1993 for the Money Market Fund; September 19, 1994 for the Talon Fund; November 2, 1994 for the Growth Fund and the M&C Balanced Fund; and September 21, 1995 for the CT Balanced Fund.

(9) Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note (B) Dividends from Net Investment Income and Distributions of Capital
Gains: With respect to the Growth Fund, the Growth & Income Fund, the Talon Fund, the CT Balanced Fund and the M&C Balanced Fund, dividends from net investment income are distributed quarterly and net realized gains from investment transactions, if any, are distributed to shareowners annually. The Bond Fund and the Municipal Bond Fund distribute their respective net investment income to shareowners monthly and capital gains, if any, are distributed annually. The Money Market Fund declares dividends daily from its net investment income. The Money Market

CT&T Funds
Notes to Financial Statements-continued                         October 31, 1997
================================================================================

Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareowners that have elected the reinvestment option. Differences in dividends per share between classes of the Growth Fund are due to different class expenses. For the year ended October 31, 1997, 100.00% of the income distributions made by the Municipal Bond Fund were exempt from federal income taxes. Additionally during the period, the Growth Fund, the Growth & Income Fund, the Talon Fund, the CT Balanced Fund, the M&C Balanced Fund and the Bond Fund paid 28% rate gain distributions of $1,879,416, $1,444,866, $973,259, $205, $2,336,074 and $16,748,
respectively. In January 1998, the Funds will provide tax information to shareowners for the 1997 calendar year.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book and tax basis differences. Permanent book and tax differences of $21,494, $11,440 and $551 were reclassified at October 31, 1997 from accumulated net realized gain on investments to undistributed net investment income in the CT Balanced Fund, the Bond Fund and the M&C Balanced Fund, respectively, due to losses on paydown adjustments from mortgage backed securities. In addition, permanent book and tax basis differences in the Bond Fund relating to the sale of interest only securities totaling $5,211 were reclassified from accumulated net realized gain to undistributed net investment income.

The Growth Fund had a net operating loss for tax purposes, net of short-term capital gains, of $187,503 for the year ended October 31, 1997. In addition, the Growth Fund made required distributions of class specific allocations of net investment income of $26,630 to the institutional class shareowners. These amounts, along with the distribution in excess as of October 31, 1996 of $73,703, were reclassified from undistributed net investment income to capital paid-in as permanent differences at October 31, 1997.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

All of the income dividends paid by each fund were ordinary income for federal income tax purposes. The percentage of income dividends that were qualifying dividends for the corporate dividends received deduction were 21%, 70%, 8% and 17%, for the CT Balanced Fund, the Growth & Income Fund, the Talon Fund and the M&C Balanced Fund, respectively.

Note (C) Shares of Beneficial Interest: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. At October 31, 1997, Chicago Trust owned 2,500, 2,500 and 1,002,500 shares of the Growth & Income Fund, the Bond Fund and the Municipal Bond Fund, respectively.

Note (D) Investment Transactions: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended October 31, 1997 were:

                                 Aggregate         Proceeds from
                                 Purchases             Sales
                                 ---------         -------------
Growth Fund                     $483,482,033         $84,626,624
Growth & Income Fund              84,712,809          69,309,780
Talon Fund                        24,428,453          20,975,822
Ct Balanced Fund                  61,644,515          55,976,823
M&C Balanced Fund                 61,424,202          14,486,433
Bond Fund                         60,725,202          16,480,883
Municipal Bond Fund                2,979,200           1,817,090

CT&T Funds
Notes to Financial Statements-continued                         October 31, 1997
================================================================================

Note (E) Advisory, Administration and Distribution Services Agreements: Under various Advisory Agreements with the Funds, each Advisor provides investment advisory services to the Funds. The Funds will pay advisory fees at the following annual percentage rates of the average daily net assets of each Fund:
0.80% for the Growth Fund, 0.70% for the Growth & Income Fund, 0.80% for the Talon Fund, 0.70% for the CT Balanced Fund, 0.75% for the M&C Balanced Fund, 0.55% for the Bond Fund, 0.60% for the Municipal Bond Fund and 0.40% for the Money Market Fund. These fees are accrued daily and paid monthly. The Advisors have voluntarily undertaken to reimburse the Growth Fund (Institutional Class and Retail Class), the Growth & Income Fund, the Talon Fund, the CT Balanced Fund, the M&C Balanced Fund, the Bond Fund, the Municipal Bond Fund, and the Money Market Fund for operating expenses which cause total expenses to exceed 0.98%, 1.30%, 1.10%, 1.30%, 1.10%, 1.25%, 0.80%, 0.90% and 0.50%, respectively.
Such expense reimbursements may be terminated at the discretion of the Advisors. For the year ended October 31, 1997, the Advisors reimbursed expenses of $0 and $41,428 for the Growth Fund (Institutional Class and Retail Class), $129,857 for the Growth & Income Fund, $85,596 for the Talon Fund, $102,203 for the CT Balanced Fund, $44,973 for the M&C Balanced Fund, $221,539 for the Bond Fund, $85,359 for the Municipal Bond Fund and $142,332 for the Money Market Fund.

Effective June 1, 1997, First Data Investor Services Group, Inc. ("Investor Services Group") replaced FPS Services, Inc. as sub-administrator of the Funds. Chicago Trust is the Funds' Administrator. For services provided as the Funds' Administrator, Chicago Trust receives the following fees, which are paid in total to Investor Services Group.

                    Administration Fees                                                       Custody Liaison Fees
                    -------------------                                                       --------------------
Fee (% of Funds' aggregate         Average Daily Net Assets                        Annual Fee          Average Daily Net Assets
---------------------------        ------------------------                        ----------          ------------------------
     daily net assets)                                                             (Per Fund)                 (per Fund)
     -----------------                                                             ----------                 ----------
           0.060                        up to $2 billion                            $10,000                up to $100 million
           0.045                   $2 billion to $3.5 billion                       $15,000           $100 million to $500 million
           0.040                       over $3.5 billion                            $20,000                over $500 million

Effective June 1, 1997, First Data Distributors, Inc. replaced FPS Broker Services, Inc. as principal underwriter and distributor of the Funds' shares. Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Growth Fund Retail Class, the Growth & Income Fund, the Talon Fund, the CT Balanced Fund, the M&C Balanced Fund, the Bond Fund, and the Municipal Bond Fund have adopted a Plan of Distribution (the "Plan"). The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's average daily net assets. The Growth Fund Institutional Class and the Money Market Fund do not have a distribution plan.

For the year ended October 31, 1997, the class specific expenses of the Growth Fund were:

                                       Class N (Retail)      Class I (Institutional)
Transfer agent fees.....................     $ 158,588               $ 8,978
Registration expenses...................       151,157                58,524
Legal fees..............................        21,778                 8,983
Report to shareowner expense............        19,597                14,159

Certain officers and trustees of the Funds are also officers and directors of Chicago Trust. The Funds do not compensate its officers or affiliated trustees. Effective January 1, 1997, the Company pays each unaffiliated trustee $1,500 per Board of Trustees meeting attended and an annual retainer of $1,500.

Independent Auditors' Report


The Board of Trustees and Shareowners of CT&T Funds:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of CT&T Funds (comprising, respectively, Montag & Caldwell Growth Fund, Chicago Trust Growth & Income Fund, Chicago Trust Talon Fund, Chicago Trust Balanced Fund, Montag & Caldwell Balanced Fund, Chicago Trust Bond Fund, Chicago Trust Municipal Bond Fund, and Chicago Trust Money Market Fund) as of October 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of CT&T Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the CT&T Funds as of October 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                        KPMG Peat Marwick LLP

Chicago, Illinois
December 16, 1997

                      This page left blank intentionally

CT&T Funds
Trustees & Officers
--------------------------------------------------------------------------------
                TRUSTEES                                OFFICERS
       Leonard F. Amari, Trustee*                  Kenneth C. Anderson
                                                        President

       Stuart D. Bilton, Chairman                     David F. Seng
                                                  Senior Vice President

      Dorothea C. Gilliam, Trustee                Gerald F. Dillenburg
                                         Vice President, Secretary and Treasurer

       Gregory T. Mutz, Trustee*                  Thomas J. Adams, III
                                                     Vice President

        Nathan Shapiro, Trustee*                        CUSTODIAN
                                                       Bankers Trust
                                                   One Bankers Trust Place
                                                  New York, New York 10001
                ADVISORS
       The Chicago Trust Company                      LEGAL COUNSEL
         171 North Clark Street                Sonnenschein Nath & Rosenthal
      Chicago, Illinois 60601-3294                   8000 Sears Tower
                                                 Chicago, Illinois 60606
        Montag & Caldwell, Inc.
     1100 Atlanta Financial Center                     AUDITOR
        3343 Peachtree Road, NE                   KPMG Peat Marwick LLP
         Atlanta, GA 30326-1450                   303 East Wacker Drive
                                                 Chicago, Illinois 60601
          SHAREOWNER SERVICES
First Data Investor Services Group, Inc.
          4400 Computer Drive
         Westborough, MA 01581

              DISTRIBUTOR
     First Data Distributors, Inc.
          4400 Computer Drive
         Westborough, MA 01581





         *Unaffiliated Trustees

                 Distributed by First Data Distributors, Inc.
                              4400 Computer Drive
                       Westborough, Massachusetts 01581

This report is submitted for general information of the shareowners of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.

                                    APRIL 30, 1998


                                        SEMI-
                                        ANNUAL
                                        REPORT


                            MONTAG & CALDWELL GROWTH FUND
                          CHICAGO TRUST GROWTH & INCOME FUND
                               CHICAGO TRUST TALON FUND
                             CHICAGO TRUST BALANCED FUND
                           MONTAG & CALDWELL BALANCED FUND
                               CHICAGO TRUST BOND FUND
                          CHICAGO TRUST MUNICIPAL BOND FUND
                           CHICAGO TRUST MONEY MARKET FUND


                               [LOGO]  ALLEGHANY FUNDS

                                 MANAGING YOUR MONEY
                            THROUGH PRINCIPLES THAT ENDURE

     CORPORATE PROFITS? MERGERS AND ACQUISITIONS? POLITICS? ATTRACTIVE VALUATIONS? THERE ARE NUMEROUS GOOD REASONS FOR CHOOSING VARIOUS INVESTMENT OPPORTUNITIES - AND AT ALLEGHANY FUNDS, OUR PORTFOLIO MANAGERS FOLLOW BOTH THE FUNDS' STATED OBJECTIVES AND THEIR INDIVIDUAL CULTIVATED PREFERENCES. YET AS A GROUP, WE BELIEVE OUR MANAGERS ARE OF LIKE MINDS WHEN IT COMES TO FOLLOWING TIME-HONORED INVESTMENT PRINCIPLES. SIMPLY PUT, THEY MAKE THEIR SELECTIONS BASED ON SUBSTANCE, NOT FADS.
     TO ILLUSTRATE THIS, WE RECENTLY POLLED OUR PORTFOLIO MANAGERS TO FIND OUT WHAT THEY WILL LOOK FOR (IN ADDITION TO THE CUSTOMARY QUALITATIVE AND QUANTITATIVE ANALYSIS) FOR THEIR PORTFOLIO SELECTIONS DURING THE SECOND HALF OF 1998. AS WE EXPECTED, THEY WERE IN CLOSE AGREEMENT THAT THE FOLLOWING FIVE TRAITS ARE MOST IMPORTANT:

1.   PRICE (NOT TO MENTION PRICE, PRICE, PRICE AND PRICE) REMAINS A KEY FACTOR.

2.   EXPECTED RETURNS ARE CRUCIAL SHOULD INTEREST RATES CHANGE.

3. GOOD DIVERSIFICATION IS MORE IMPORTANT THAN EVER IN AN INCREASINGLY VOLATILE MARKET.

4.   THE ABILITY TO ACHIEVE CONSISTENT EARNINGS GROWTH SHOULD BE EMPHASIZED.

5. IT'S WISE TO INCLUDE SECURITIES THAT REDUCE THE VOLATILITY OF THE PORTFOLIO ITSELF.


          TABLE OF CONTENTS
--------------------------------------------------------------------------------
      1   Letter from the Chairman
      2   Summary Information
          Schedule of Investments:
      4        Montag & Caldwell Growth Fund
      5        Chicago Trust Growth & Income Fund
      6        Chicago Trust Talon Fund
      7        Chicago Trust Balanced Fund
     11        Montag & Caldwell Balanced Fund
     14        Chicago Trust Bond Fund
     17        Chicago Trust Municipal Bond Fund
     20        Chicago Trust Money Market Fund
     22   Statement of Assets and Liabilities
     24   Statement of Operations
     26   Statement of Changes in Net Assets
     30   Financial Highlights
     39   Notes to Financial Statements


                               [LOGO]  ALLEGHANY FUNDS

                            GUIDE TO SHAREHOLDER BENEFITS


We're delighted to offer all Alleghany Funds shareowners a full assortment of special features and convenient options. To receive more information about any of these benefits, simply call an Investor Services Representative Monday - Friday, 9 am - 7 pm E.S.T.


                          THE EASY WAY TO GROW YOUR ACCOUNT:
                        START AN AUTOMATIC INVESTMENT PLAN(1)

     Systematic investing is an easy, effortless way to help reach any investment goal. Simply choose a fixed amount, and we'll automatically deduct it from your checking or savings account on a regular schedule - every month, for example - and invest it in your Alleghany Funds account. The service is free, and the minimum initial investment is $50.

                             COMPOUND YOUR EARNINGS WITH
                           AUTOMATIC DIVIDEND REINVESTMENT

     By automatically reinvesting your dividends into your Alleghany Funds account, your profits can mount. Monthly and quarterly dividends, and annual capital gain distributions, are reinvested at no charge.


                          FREE, FLEXIBLE EXCHANGE PRIVILEGES

     As your personal needs change, so can your Alleghany Funds investment. Transfers between our funds are free of charge, and it only takes a telephone call.

                           LOW MINIMUM INITIAL INVESTMENTS

     The minimum initial investment for all Alleghany Funds is just $2,500 ($500 for IRAs). And subsequent investments can be as low as $50.

                        FREE CHECK WRITING SERVICES AVAILABLE

     If you are an investor of the Chicago Trust Money Market Fund, you can take advantage of free check writing privileges. The minimum amount for each check is $500.

                             CONVENIENT INVESTOR WEBSITE:
                         www.alleghanyfunds.chicago-trust.com

     Now you can access account balances, obtain fund information and make transactions online - 24 hours a day, in complete security. And we're among the just 10% of mutual fund companies who provide these capabilities.



                             FUND PERFORMANCE INFORMATION
                             IS AVAILABLE 24 HOURS A DAY

                                    1-800-992-8151


(1) Periodic investment plans involve continuous investments in securities regardless of price. You should consider your financial ability to continue to purchase shares during periods of high and low prices.

Dear Shareowner,

Our portfolio managers' perspectives on securities markets are not always uniform. However, there is one constant -- they stick to their investment disciplines. While it is difficult to sustain consistent long-term investment performance, it may only occur if we continue to do those things that have brought us success over the life of our funds.

We view these semi-annual reports as an opportunity to provide you with our report card. I am therefore pleased to inform you that your funds are growing. On May Day (May 1, 1998), one day after the end of our semi-annual reporting period, our assets under management topped $2.5 billion! Not bad for a group that had less than $700 million under management on December 31, 1995. We are not foolish enough to ignore the fact that a lot of this growth has come from a raging bull market in equities, but a significant amount has come from new shareowners entrusting us with their assets. We welcome new shareowners to our fund family, and we will do all that we can to help all of you reach your financial goals.

Our investment performance continues to be strong, with most of our funds showing very good results for the three years ended April 30, 1998. As managers, we like to take stock of our record on a rolling three-year basis. We believe that one year is too short a period to reach any valid conclusion about investment capability, but after three years, some reasonable judgments can be made.

                                           M&C         CT GROWTH                         M&C                         CT MONEY
                                          GROWTH        & INCOME       CT TALON        BALANCED       CT BOND         MARKET
                                 -------------------------------------------------------------------------------------------------
      Total Return For 3 Years
                Ended 4/30/98*             151.76%        127.38%        98.03%         93.94%         28.18%         16.60%

            Rank Among Similar         19 out of 536  33 out of 430  69 out of 160   6 out of 248  45 out of 159  45 out of 251
            Funds (Lipper) For         Growth Funds      Growth &       Mid Cap        Balanced     Interm. Inv.   Money Market
        3 Years Ended 4/30/98*                         Income Funds      Funds           Funds      Grade Bond         Funds
                                                                                                        Funds

       Total Return For 1 Year
                 Ended 4/30/98            43.88%          39.86%          25.89%         30.54%         10.35%          5.29%

            Rank Among Similar        224 out of 860  164 out of 647  269 out of 275  47 out of 360  67 out of 210   55 out of 305
            Funds (Lipper) For         Growth Funds      Growth &        Mid Cap        Balanced      Interm. Inv.    Money Market
         1 Year Ended 4/30/98*                         Income Funds       Funds           Funds        Grade Bond         Funds
                                                                                                         Funds

          Average Annual Total
      Return Since (Inception)            33.88%          23.90%          23.32%         23.65%          6.57%          4.96%
                 as of 4/30/98           (11/2/94)      (12/13/93)      (9/19/94)      (11/2/94)      (12/13/93)      (12/14/93)

We are proud of this record and hope you too are pleased with your investments. Thank you for your confidence in the Alleghany Funds. Please visit our website at www.alleghanyfunds.chicago-trust.com

Sincerely,


Stuart D. Bilton
Chairman and Chief Executive Officer

--------------------------
The performance data quoted represents past performance and is no guarantee of future performance.
* Lipper Analytical Services, Inc. (Lipper) is the source of the rankings, which are based on total return fund performance for the one year ended April 30, 1998, and three years ended April 30, 1998, for funds of similar investment objectives. The Lipper rankings listed include all classes of multiple-class funds. Certain expenses for all of the ranked Alleghany Funds were subsidized (by the Chicago Trust Company and Montag & Caldwell, Inc.) during the ranking period for the one year ended April 30, 1998, and three years ended April 30, 1998.

The Alleghany Funds are no-load mutual funds distributed by First Data Distributors, Inc., Westborough, MA 01581. This is not an offer to sell or a solicitation of an offer to buy shares of any of the Funds described. Investment return and principal value of an investment will fluctuate so that an Investor's shares, when redeemed, may be worth more or less than their original cost. This information must be accompanied or preceded by a prospectus.

ALLEGHANY FUNDS -- SUMMARY INFORMATION
PERFORMANCE FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                       MONTAG & CALDWELL GROWTH FUND
                     CLASS N (RETAIL)    CLASS I (INSTITUTIONAL)             CHICAGO TRUST GROWTH & INCOME FUND
                    ---------------------------------------------       --------------------------------------------
Total Returns:
6 Months                  20.79%                20.99%                                  22.76%
1 Year                    43.88%                44.36%                                  39.86%

Three Year
Average Annual              N/A                   N/A                                   31.50%


Average Annual
Since Inception           33.88%                37.03%                                  23.90%

Value of $10,000          $27,690               $17,814                                 $25,536
from Inception
Date                      11/2/94               6/28/96                                12/13/93
                    ---------------------------------------------      --------------------------------------------

TOP TEN HOLDINGS    as of April 30, 1998
                    ---------------------------------------------      --------------------------------------------
  Company and       Eli Lilly & Co.                         4.70%      Illinois Tool Works, Inc.              4.02%
% of Total Net      Coca-Cola Co.                           4.65%      EMC Corp.                              3.64%
    Assets          Gillette Co.                            4.53%      General Electric Co.                   3.62%
                    Procter & Gamble Co.                    4.52%      Sysco Corp.                            3.55%
                    Bristol-Myers Squibb Co.                4.51%      Pfizer, Inc.                           3.52%
                    Johnson & Johnson                       4.45%      Tellabs, Inc.                          3.38%
                    Schlumberger, Ltd.                      4.20%      Health Management Associates, Inc.     3.28%
                    McDonald's Corp.                        4.09%      AlliedSignal, Inc.                     3.26%
                    Walt Disney Co.                         4.06%      Paychex, Inc.                          3.16%
                    Boston Scientific Corp.                 3.72%      American International Group, Inc.     3.12%
                    ---------------------------------------------      --------------------------------------------
                             CHICAGO TRUST TALON FUND                           CHICAGO TRUST BALANCED FUND
                    ---------------------------------------------      --------------------------------------------
Total Returns:
6 Months                             3.58%                                               14.99%
1 Year                              25.89%                                               28.63%
Three Year
Average Annual                      25.58%                                                N/A


Average Annual
Since Inception                     23.32%                                               20.78%

Value of $10,000                   $21,320                                              $16,362
from Inception
Date                               9/19/94                                              9/21/95
                    ---------------------------------------------      ---------------------------------------------
TOP TEN HOLDINGS    as of April 30, 1998
                    ---------------------------------------------      ---------------------------------------------
  Company and       Cerner Corp.                            6.04%      Paychex, Inc.                           2.27%
% of Total Net      Columbia HCA Healthcare Corp.           5.92%      General Electric Co.                    2.18%
    Assets          Mylan Laboratories, Inc.                5.31%      American International Group, Inc.      2.14%
                    U.S. Treasury Bill, 4.680%, 05/14/98    4.89%      Tellabs, Inc.                           2.14%
                    Vitalink Pharmacy Services, Inc.        4.74%      Illinois Tool Works, Inc.               2.13%
                    R.R. Donnelley & Sons Co.               4.60%      Pfizer, Inc.                            2.12%
                    Capital Trust, Class A                  4.59%      Microsoft Corp.                         2.10%
                    Starbucks Corp.                         4.40%      Health Management Associates, Inc.,
                    Danielson Holdings Corp.                4.05%          Class A                             2.05%
                    St. Paul Bancorp, Inc.                  3.93%      Cisco Systems, Inc.                     2.04%
                                                                       Norwest Corp.                           2.03%
                    ---------------------------------------------      ---------------------------------------------

ALLEGHANY FUNDS -- SUMMARY INFORMATION
PERFORMANCE FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                        MONTAG & CALDWELL BALANCED FUND                        CHICAGO TRUST BOND FUND
                    -------------------------------------------        ---------------------------------------------
Total Returns:
6 Months                           13.34%                                              3.23%
1 Year                             30.54%                                             10.35%

Three Year
Average Annual                     24.71%                                              8.63%


Average Annual
Since Inception                    23.65%                                              6.57%

Value of $10,000                  $20,979                                             $13,211
from Inception
Date                              11/2/94                                             12/13/93
                    ---------------------------------------------      -----------------------------------------------

TOP TEN HOLDINGS    as of April 30, 1998
                    ---------------------------------------------      -----------------------------------------------
  Company and       Eli Lilly & Co.                         2.99%      U.S. Treasury Note, 6.370%, 08/15/02    3.26%
% of Total Net      Gillette Co.                            2.85%      Merrill Lynch & Co., Inc., 7.000%,
    Assets          Coca-Cola Co.                           2.82%           04/27/08                           2.59%
                    Bristol-Myers Squibb Co.                2.77%      U.S. Treasury Note, 7.250%, 05/15/04    2.28%
                    Walt Disney Co.                         2.76%      U.S. Treasury Note, 6.250%, 10/31/01    2.16%
                    Procter & Gamble Co.                    2.74%      Metropolitan Life
                    Johnson & Johnson                       2.71%           Insurance Co.  6.300%, 11/01/03    2.11%
                    McDonald's Corp.                        2.66%      Countrywide Home
                    U.S. Treasury Note, 6.500%, 10/15/06    2.63%           Loans, CMO  6.750%, 04/25/28       2.06%
                    U.S. Treasury Note, 6.250%, 02/15/07    2.59%      U.S. Treasury Bond, 7.125%, 02/15/23    2.01%
                                                                       Chilgener S.A. Yankee
                                                                            (Chile), 6.500%, 01/15/06          2.00%
                                                                       U.S. Treasury Note, 7.875%, 08/15/01    1.88%
                                                                       HSBC America Capital II, 8.380%,
                                                                            05/15/27                           1.85%
                    ---------------------------------------------      ------------------------------------------------

                                               CHICAGO TRUST MUNICIPAL BOND FUND
Total Returns:
                    ---------------------------------------------------------------------------------------------------
6 Months                                                      1.70%
1 Year                                                        5.98%

Three Year
Average Annual                                                5.12%


Average Annual
Since Inception                                               4.00%

Value of $10,000                                             $11,871
from Inception
Date                                                        12/13/93
                    ---------------------------------------------------------------------------------------------------
TOP TEN HOLDINGS    as of April 30, 1998
                    ---------------------------------------------------------------------------------------------------
  Company and       King County, Washington, Series A,                 Arlington Independent School District,
% of Total Net        G.O., 5.800%, 01/01/04                    3.94%    Texas, Refunding, G.O., 5.400%,02/15/99  2.95%
    Assets          Salt River Project Electric System Revenue,        Mohave County, AZ, IDA, 6.000%, 07/01/00   2.83%
                      AZ, Refunding, Series A, 5.500%, 01/01/05 3.69%  State of New Jersey Transportation Trust
                    Texas State Water Development Board, G.O.            Fund Revenue, 5.200%, 12/15/00           2.80%
                      Escrowed to Maturity, 5.000%, 08/01/99    3.55%  Tulsa, Oklahoma Metropolitan Utility
                    Commonwealth of Puerto Rico, Series A, G.O.          Authority Revenue, 5.500%, 07/01/00      2.80%
                      6.500%, 07/01/03                          3.42%  Tooele County, Utah, Hazardous Waste
                    Clark County, Nevada School District, G.O.           Treatment Revenue, 5.700%, 11/01/26      2.71%
                      6.400%, 06/15/06                          3.00%
                    ---------------------------------------------------------------------------------------------------

ALLEGHANY FUNDS
MONTAG & CALDWELL GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                              APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                         Market
Shares                                                                    Value
------                                                                    -----
COMMON STOCKS - 96.96%
              BUSINESS SERVICES - 1.78%
     550,000  Manpower, Inc. . . . . . . . . . . . . . . . . . $     24,234,375
                                                               ----------------

              CONSUMER NON-DURABLES - 14.85%
     535,000  Gillette Co. . . . . . . . . . . . . . . . . . .       61,759,062
     530,000  Interpublic Group Of Companies, Inc. . . . . . .       33,853,750
   1,175,000  Mattel, Inc. . . . . . . . . . . . . . . . . . .       45,017,187
     750,000  Procter & Gamble Co. . . . . . . . . . . . . . .       61,640,625
                                                               ----------------
                                                                    202,270,624
                                                               ----------------

              ELECTRICAL - 2.97%
     475,000  General Electric Co. . . . . . . . . . . . . . .       40,434,375
                                                               ----------------

              ENERGY - 6.13%
     650,000  Baker Hughes, Inc. . . . . . . . . . . . . . . .       26,325,000
     690,000  Schlumberger, Ltd. . . . . . . . . . . . . . . .       57,183,750
                                                               ----------------
                                                                     83,508,750
                                                               ----------------

              ENTERTAINMENT AND LEISURE - 4.06%
     445,000  Walt Disney Co.  . . . . . . . . . . . . . . . .       55,319,063
                                                               ----------------

              FINANCE - 6.41%
     430,000  American Express Co. . . . . . . . . . . . . . .       43,860,000
     330,000  American International Group, Inc. . . . . . . .       43,415,625
                                                               ----------------
                                                                     87,275,625
                                                               ----------------

              FOOD AND BEVERAGE - 4.77%
     835,000  Coca-Cola Co.. . . . . . . . . . . . . . . . . .       63,355,625
      43,000  Pioneer Hi-Bred International, Inc.  . . . . . .        1,623,250
                                                               ----------------
                                                                     64,978,875
                                                               ----------------

              HEALTH CARE SERVICES - 7.80%
     850,000  Johnson & Johnson. . . . . . . . . . . . . . . .       60,668,750
     401,000  Pfizer, Inc. . . . . . . . . . . . . . . . . . .       45,638,813
                                                               ----------------
                                                                    106,307,563
                                                               ----------------

              LODGING - 2.32%
     540,000  Marriott International, Inc. . . . . . . . . . .       17,820,000
     432,400  Marriott International, Inc., Class A. . . . . .       13,836,800
                                                               ----------------
                                                                     31,656,800
                                                               ----------------

              MEDICAL SUPPLIES - 3.38%
     875,000  Medtronic, Inc.  . . . . . . . . . . . . . . . .       46,046,875
                                                               ----------------

              PHARMACEUTICALS - 12.21%
     580,000  Bristol-Myers Squibb Co. . . . . . . . . . . . .       61,407,500
     920,000  Eli Lilly & Co.  . . . . . . . . . . . . . . . .       63,997,500
     340,000  Merck & Co., Inc.  . . . . . . . . . . . . . . .       40,970,000
                                                               ----------------
                                                                    166,375,000
                                                               ----------------

                                                                         Market
Shares                                                                    Value
------                                                                    -----
              RESTAURANTS - 5.62%
     400,000  Cracker Barrell Old Country Store, Inc.  . . . . $     14,700,000
   1,000,000  McDonald's Corp. . . . . . . . . . . . . . . . .       61,875,000
                                                               ----------------
                                                                     76,575,000
                                                               ----------------

              RETAIL - 6.44%
     825,000  Gap, Inc.  . . . . . . . . . . . . . . . . . . .       42,435,938
     650,000  Home Depot, Inc. . . . . . . . . . . . . . . . .       45,256,250
                                                               ----------------
                                                                     87,692,188
                                                               ----------------

              TECHNOLOGY - 15.29%
     700,000  Boston Scientific Corp.* . . . . . . . . . . . .       50,618,750
     590,000  Cisco Systems, Inc.* . . . . . . . . . . . . . .       43,217,500
     550,000  Electronic Arts, Inc.* . . . . . . . . . . . . .       25,437,500
      70,000  Hewlett-Packard Co.  . . . . . . . . . . . . . .        5,271,875
     159,100  Intel Corp.. . . . . . . . . . . . . . . . . . .       12,857,269
     442,600  Microsoft Corp.* . . . . . . . . . . . . . . . .       39,889,325
     700,000  Solectron Corp.* . . . . . . . . . . . . . . . .       31,018,750
                                                               ----------------
                                                                    208,310,969
                                                               ----------------

              TELECOMMUNICATIONS - 2.93%
     775,500  Ericsson (LM) Telefonaktiebolaget, ADR
              Class B, Series 10 . . . . . . . . . . . . . . .       39,889,781
                                                               ----------------

              TOTAL COMMON STOCKS. . . . . . . . . . . . . . .    1,320,875,863
              (Cost $996,809,509)                              ----------------

INVESTMENT COMPANIES - 4.24%
  49,121,510  Bankers Trust Institutional
              Cash Management Fund . . . . . . . . . . . . . .       49,121,510
   8,603,387  Bankers Trust Institutional
              Treasury Money Fund. . . . . . . . . . . . . . .        8,603,387
                                                               ----------------

              TOTAL INVESTMENT COMPANIES . . . . . . . . . . .       57,724,897
              (Cost $57,724,897)                               ----------------

TOTAL INVESTMENTS - 101.20%. . . . . . . . . . . . . . . . . .    1,378,600,760
(Cost $1,054,534,406)**                                        ----------------

LIABILITIES NET OF CASH AND OTHER ASSETS - (1.20%) . . . . . .      (16,332,286)
                                                               ----------------
NET ASSETS - 100.00% . . . . . . . . . . . . . . . . . . . . . $  1,362,268,474
                                                               ----------------
                                                               ----------------

--------------------

*         Non-income producing security.
**        Aggregate cost for Federal income tax purposes is $1,054,534,406.

          Gross unrealized appreciation       $  327,662,730
          Gross unrealized (depreciation)         (3,596,376)
                                              --------------
          Net unrealized appreciation         $  324,066,354
                                              --------------
                                              --------------
ADR       American Depositary Receipt


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                              APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                         Market
Shares                                                                    Value
------                                                                    -----
COMMON STOCKS - 97.58%
              BUSINESS SERVICES - 3.16%
     206,000  Paychex, Inc.  . . . . . . . . . . . . . . . . . $     11,188,375
                                                               ----------------

              CAPITAL GOODS - 6.16%
     264,000  AlliedSignal, Inc. . . . . . . . . . . . . . . .       11,566,500
     214,000  Pitney Bowes, Inc. . . . . . . . . . . . . . . .       10,272,000
                                                               ----------------
                                                                     21,838,500
                                                               ----------------

              CHEMICALS - 2.39%
     168,000  Praxair, Inc.  . . . . . . . . . . . . . . . . .        8,452,500
                                                               ----------------

              CONSUMER DURABLES - 6.82%
     202,000  Illinois Tool Works, Inc.  . . . . . . . . . . .       14,241,000
     167,000  Johnson Controls, Inc. . . . . . . . . . . . . .        9,915,625
                                                               ----------------
                                                                     24,156,625
                                                               ----------------

              CONSUMER NON-DURABLES - 11.67%
     200,200  Cintas Corp. . . . . . . . . . . . . . . . . . .        9,534,525
     124,250  Lancaster Colony Corp. . . . . . . . . . . . . .        4,799,156
     265,000  Mattel, Inc. . . . . . . . . . . . . . . . . . .       10,152,813
     170,100  Newell Co. . . . . . . . . . . . . . . . . . . .        8,217,956
     105,000  Procter & Gamble Co. . . . . . . . . . . . . . .        8,629,687
                                                               ----------------
                                                                     41,334,137
                                                               ----------------

              ELECTRICAL - 3.62%
     150,800  General Electric Co. . . . . . . . . . . . . . .       12,836,850
                                                               ----------------

              ENERGY - 1.59%
      96,000  Smith International, Inc.* . . . . . . . . . . .        5,640,000
                                                               ----------------

              FINANCE - 18.30%
     100,000  AFLAC, Inc.  . . . . . . . . . . . . . . . . . .        6,500,000
      83,975  American International Group, Inc. . . . . . . .       11,047,961
     133,000  Associates First Capital Corp., Class A  . . . .        9,941,750
     216,600  Federal Home Loan Mortgage Corp. . . . . . . . .       10,031,287
     108,000  First Data Corp. . . . . . . . . . . . . . . . .        3,658,500
     205,287  MBNA Corp. . . . . . . . . . . . . . . . . . . .        6,954,097
     221,200  Norwest Corp.  . . . . . . . . . . . . . . . . .        8,778,875
     226,000  Schwab (Charles) Corp. . . . . . . . . . . . . .        7,910,000
                                                               ----------------
                                                                     64,822,470
                                                               ----------------

              FOOD AND BEVERAGE - 4.81%
     163,500  Richfood Holdings, Inc., Class A . . . . . . . .        4,486,031
     528,000  Sysco Corp.  . . . . . . . . . . . . . . . . . .       12,573,000
                                                               ----------------
                                                                     17,059,031
                                                               ----------------

              HEALTH CARE SERVICES - 12.45%
     114,000  Cardinal Health, Inc.  . . . . . . . . . . . . .       10,972,500
     369,375  Health Management
              Associates, Inc., Class A* . . . . . . . . . . .       11,635,313

                                                                         Market
Shares                                                                    Value
------                                                                    -----
              HEALTH CARE SERVICES (CONTINUED)
     264,000  Omnicare, Inc. . . . . . . . . . . . . . . . . . $      9,042,000
     109,600  Pfizer, Inc. . . . . . . . . . . . . . . . . . .       12,473,850
                                                               ----------------
                                                                     44,123,663
                                                               ----------------

              PHARMACEUTICALS - 2.74%
      80,700  Merck & Co., Inc.  . . . . . . . . . . . . . . .        9,724,350
                                                               ----------------

              RETAIL - 3.77%
     102,000  Kohl's Corp.*  . . . . . . . . . . . . . . . . .        4,213,875
     265,000  Walgreen Co. . . . . . . . . . . . . . . . . . .        9,142,500
                                                               ----------------
                                                                     13,356,375
                                                               ----------------

              TECHNOLOGY - 16.72%
     139,600  Cisco Systems, Inc.* . . . . . . . . . . . . . .       10,225,700
     135,000  Computer Associates International, Inc.  . . . .        7,905,938
     127,200  Computer Sciences Corp.* . . . . . . . . . . . .        6,709,800
     279,300  EMC Corp.* . . . . . . . . . . . . . . . . . . .       12,882,713
     177,000  HBO & Co.. . . . . . . . . . . . . . . . . . . .       10,586,812
      64,800  Microsoft Corp.* . . . . . . . . . . . . . . . .        5,840,100
     124,000  Sun Microsystems, Inc.*  . . . . . . . . . . . .        5,107,250
                                                               ----------------
                                                                     59,258,313
                                                               ----------------

              TELECOMMUNICATIONS - 3.38%
     169,000  Tellabs, Inc.* . . . . . . . . . . . . . . . . .       11,977,875
                                                               ----------------

              TOTAL COMMON STOCKS. . . . . . . . . . . . . . .      345,769,064
              (Cost $229,357,104)                              ----------------

Par Value
---------

REPURCHASE AGREEMENT - 2.49%
$  8,823,000  First Chicago,
              5.400%, dated 04/30/98 to be repurchased
              on 05/01/98 at $8,824,323
              (Collateralized by U.S. Treasury Note
              6.250%, due 05/31/00;
              Total Par $8,675,000). . . . . . . . . . . . . .        8,823,000
                                                               ----------------

              TOTAL REPURCHASE AGREEMENT . . . . . . . . . . .        8,823,000
              (Cost $8,823,000)                                ----------------

TOTAL INVESTMENTS - 100.07%. . . . . . . . . . . . . . . . . .      354,592,064
                                                               ----------------
(Cost $238,180,104)**
LIABILITIES NET OF CASH AND OTHER ASSETS - (0.07%) . . . . . .         (259,419)
                                                               ----------------
NET ASSETS - 100.00% . . . . . . . . . . . . . . . . . . . . . $    354,332,645
                                                               ----------------
                                                               ----------------

--------------------

*         Non-income producing security.
**        Aggregate cost for Federal income tax purposes is $238,180,104.

          Gross unrealized appreciation       $  119,070,438
          Gross unrealized (depreciation)         (2,658,478)
                                              --------------
          Net unrealized appreciation         $  116,411,960
                                              --------------
                                              --------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST TALON FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                              APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                         Market
Shares                                                                    Value
------                                                                    -----
COMMON STOCKS - 78.77%
              CONSUMER CYCLICAL - 3.54%
      60,000  Circus Circus Enterprises, Inc.* . . . . . . . . $      1,083,750
                                                               ----------------

              CONSUMER STAPLE - 2.44%
      20,000  Philip Morris Cos., Inc. . . . . . . . . . . . .          746,250
                                                               ----------------

              ELECTRICAL - 2.33%
      30,000  Berg Electronics Corp.*. . . . . . . . . . . . .          714,375
                                                               ----------------

              FINANCE - 18.36%
     125,000  Capital Trust, Class A*. . . . . . . . . . . . .        1,406,250
     160,000  Danielson Holdings Corp.*. . . . . . . . . . . .        1,240,000
      48,125  St. Paul Bancorp, Inc. . . . . . . . . . . . . .        1,203,125
      30,000  TIG Holdings, Inc. . . . . . . . . . . . . . . .          721,875
      25,000  Travelers Property Casualty, Class A . . . . . .        1,050,000
                                                               ----------------
                                                                      5,621,250
                                                               ----------------

              HEALTHCARE SERVICES - 5.91%
      55,000  Columbia HCA Healthcare Corp.. . . . . . . . . .        1,811,563
                                                               ----------------

              LODGING - 3.13%
      30,000  Hilton Hotels Corp.  . . . . . . . . . . . . . .          958,125
                                                               ----------------

              PHARMACEUTICALS - 13.51%
      60,000  Mylan Laboratories, Inc. . . . . . . . . . . . .        1,627,500
      65,000  North American Vaccine, Inc.*  . . . . . . . . .        1,056,250
      67,544  Vitalink Pharmacy Services, Inc.*. . . . . . . .        1,452,196
                                                               ----------------
                                                                      4,135,946
                                                               ----------------

              PRINTING AND PUBLISHING - 4.60%
      32,000  R.R. Donnelley & Sons Co.  . . . . . . . . . . .        1,410,000
                                                               ----------------

              REAL ESTATE - 2.88%
      31,000  Equity Office Properties Trust, REIT . . . . . .          881,562
                                                               ----------------

              RESTAURANTS - 6.70%
      28,000  Starbucks Corp.* . . . . . . . . . . . . . . . .        1,347,500
     122,500  Unique Casual Restaurants* . . . . . . . . . . .          704,375
                                                               ----------------
                                                                      2,051,875
                                                               ----------------

              TECHNOLOGY - 12.54%
      62,000  Cerner Corp.*  . . . . . . . . . . . . . . . . .        1,848,375
      40,000  Compaq Computer Corp.. . . . . . . . . . . . . .        1,122,500
     115,000  Robotic Vision Systems, Inc.*. . . . . . . . . .          869,687
                                                               ----------------
                                                                      3,840,562
                                                               ----------------

                                                                         Market
Shares                                                                    Value
------                                                                    -----
              TELECOMMUNICATIONS - 2.83%
     125,000  Data Broadcasting Corp.* . . . . . . . . . . . . $        867,188
                                                               ----------------

              TOTAL COMMON STOCKS. . . . . . . . . . . . . . .       24,122,446
              (Cost $19,840,801)                               ----------------

Par Value
---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 22.70%
              FEDERAL HOME LOAN BANK - 3.22%
$  1,000,000  5.317%, 08/03/98 . . . . . . . . . . . . . . . .          985,970
                                                               ----------------

              FEDERAL NATIONAL
              MORTGAGE ASSOCIATION - 3.24%
   1,000,000  5.217%, 06/11/98 . . . . . . . . . . . . . . . .          993,850
                                                               ----------------

              U.S. TREASURY BILLS (A) - 12.97%
   1,500,000  4.680%, 05/14/98 . . . . . . . . . . . . . . . .        1,497,270
   1,000,000  4.827%, 05/28/98 . . . . . . . . . . . . . . . .          996,246
   1,000,000  4.783%, 07/23/98 . . . . . . . . . . . . . . . .          988,840
     500,000  5.012%, 10/15/98 . . . . . . . . . . . . . . . .          488,305
                                                               ----------------
                                                                      3,970,661
                                                               ----------------

              U.S. TREASURY NOTE - 3.27%
   1,000,000  5.250%, 07/31/98 . . . . . . . . . . . . . . . .        1,000,450
                                                               ----------------

              TOTAL U.S. GOVERNMENT
              AND AGENCY OBLIGATIONS . . . . . . . . . . . . .        6,950,931
              (Cost $6,949,249)                                ----------------

Shares
------

INVESTMENT COMPANY - 3.17%
     970,973  Bankers Trust Institutional
              Cash Management Fund . . . . . . . . . . . . . .          970,973
                                                               ----------------

              TOTAL INVESTMENT COMPANY . . . . . . . . . . . .          970,973
              (Cost $970,973)                                  ----------------

TOTAL INVESTMENTS - 104.64%. . . . . . . . . . . . . . . . . .       32,044,350
(Cost $27,761,023)**                                           ----------------

LIABILITIES NET OF CASH AND OTHER ASSETS - (4.64%) . . . . . .       (1,421,301)
                                                               ----------------

NET ASSETS - 100.00% . . . . . . . . . . . . . . . . . . . . . $     30,623,049
                                                               ----------------
                                                               ----------------

--------------------

*         Non-income producing security.
**        Aggregate cost for Federal income tax purposes is $27,761,025.

          Gross unrealized appreciation         $  5,319,977
          Gross unrealized (depreciation)         (1,036,650)
                                                ------------
          Net unrealized appreciation           $  4,283,327
                                                ------------
                                                ------------

(A)       Annualized yield at time of purchase
REIT      Real Estate Investment Trust


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST BALANCED FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                              APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                         Market
Shares                                                                    Value
------                                                                    -----
COMMON STOCKS - 59.56%
              BUSINESS SERVICES - 2.27%
      90,000  Paychex, Inc.  . . . . . . . . . . . . . . . . . $      4,888,125
                                                               ----------------

              CAPITAL GOODS - 3.51%
      90,000  AlliedSignal Corp. . . . . . . . . . . . . . . .        3,943,125
      75,000  Pitney Bowes, Inc. . . . . . . . . . . . . . . .        3,600,000
                                                               ----------------
                                                                      7,543,125
                                                               ----------------

              CHEMICALS - 1.05%
      45,000  Praxair, Inc.  . . . . . . . . . . . . . . . . .        2,264,062
                                                               ----------------

              CONSUMER DURABLES - 3.51%
      65,000  Illinois Tool Works, Inc.  . . . . . . . . . . .        4,582,500
      50,000  Johnson Controls, Inc. . . . . . . . . . . . . .        2,968,750
                                                               ----------------
                                                                      7,551,250
                                                               ----------------

              CONSUMER NON-DURABLES - 7.36%
      85,000  Cintas Corp. . . . . . . . . . . . . . . . . . .        4,048,125
      75,000  Lancaster Colony Corp. . . . . . . . . . . . . .        2,896,875
      60,000  Mattel, Inc. . . . . . . . . . . . . . . . . . .        2,298,750
      75,000  Newell Co. . . . . . . . . . . . . . . . . . . .        3,623,437
      36,000  Procter & Gamble Co. . . . . . . . . . . . . . .        2,958,750
                                                               ----------------
                                                                     15,825,937
                                                               ----------------

              ELECTRICAL - 2.18%
      55,000  General Electric Co. . . . . . . . . . . . . . .        4,681,875
                                                               ----------------

              ENERGY - 1.09%
      40,000  Smith International, Inc.* . . . . . . . . . . .        2,350,000
                                                               ----------------

              FINANCE - 12.18%
      40,000  AFLAC, Inc.  . . . . . . . . . . . . . . . . . .        2,600,000
      35,000  American International Group, Inc. . . . . . . .        4,604,687
      30,000  Associates First Capital Corp., Class A  . . . .        2,242,500
      90,000  Federal Home Loan Mortgage Corp. . . . . . . . .        4,168,125
      50,000  First Data Corp. . . . . . . . . . . . . . . . .        1,693,750
     110,000  MBNA Corp. . . . . . . . . . . . . . . . . . . .        3,726,250
     110,000  Norwest Corp.  . . . . . . . . . . . . . . . . .        4,365,625
      80,000  Schwab (Charles) Corp. . . . . . . . . . . . . .        2,800,000
                                                               ----------------
                                                                     26,200,937
                                                               ----------------

              FOOD AND BEVERAGE - 2.35%
      45,000  Richfood Holdings, Inc., Class A . . . . . . . .        1,234,687
     160,000  Sysco Corp.  . . . . . . . . . . . . . . . . . .        3,810,000
                                                               ----------------
                                                                      5,044,687
                                                               ----------------

              HEALTH CARE SERVICES - 7.33%
      35,000  Cardinal Health, Inc.  . . . . . . . . . . . . .        3,368,750
     140,000  Health Management
              Associates, Inc., Class A* . . . . . . . . . . .        4,410,000

                                                                         Market
Shares                                                                    Value
------                                                                    -----
              HEALTH CARE SERVICES (CONTINUED)
     100,000  Omnicare, Inc. . . . . . . . . . . . . . . . . . $      3,425,000
      40,000  Pfizer, Inc. . . . . . . . . . . . . . . . . . .        4,552,500
                                                               ----------------
                                                                     15,756,250
                                                               ----------------

              PHARMACEUTICALS - 1.68%
      30,000  Merck & Co., Inc.  . . . . . . . . . . . . . . .        3,615,000
                                                               ----------------

              RETAIL - 2.57%
      50,000  Kohl's Corp.*  . . . . . . . . . . . . . . . . .        2,065,625
     100,000  Walgreen Co. . . . . . . . . . . . . . . . . . .        3,450,000
                                                               ----------------
                                                                      5,515,625
                                                               ----------------

              TECHNOLOGY - 10.34%
      60,000  Cisco Systems, Inc.* . . . . . . . . . . . . . .        4,395,000
      35,000  Computer Associates International, Inc.  . . . .        2,049,687
      50,000  Computer Sciences Corp.* . . . . . . . . . . . .        2,637,500
      85,000  EMC Corp.* . . . . . . . . . . . . . . . . . . .        3,920,625
      55,000  HBO & Co.. . . . . . . . . . . . . . . . . . . .        3,289,687
      50,000  Microsoft Corp.* . . . . . . . . . . . . . . . .        4,506,250
      35,000  Sun Microsystems, Inc.*  . . . . . . . . . . . .        1,441,562
                                                               ----------------
                                                                     22,240,311
                                                               ----------------

              TELECOMMUNICATIONS - 2.14%
      65,000  Tellabs, Inc.* . . . . . . . . . . . . . . . . .        4,606,875
                                                               ----------------

              TOTAL COMMON STOCKS. . . . . . . . . . . . . . .      128,084,059
              (Cost $80,206,668)                               ----------------

Par Value
---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 18.10%
              U.S. TREASURY NOTES - 7.37%
$  1,500,000  9.000%, 05/15/98 . . . . . . . . . . . . . . . .        1,502,580
   2,000,000  5.500%, 02/28/99 . . . . . . . . . . . . . . . .        2,000,300
   2,000,000  7.125%, 02/29/00 . . . . . . . . . . . . . . . .        2,053,100
   2,000,000  7.875%, 08/15/01 . . . . . . . . . . . . . . . .        2,132,200
   2,000,000  6.375%, 08/15/02 . . . . . . . . . . . . . . . .        2,052,800
   2,000,000  5.750%, 08/15/03 . . . . . . . . . . . . . . . .        2,007,920
   2,000,000  5.875%, 02/15/04 . . . . . . . . . . . . . . . .        2,018,780
   2,000,000  6.500%, 08/15/05 . . . . . . . . . . . . . . . .        2,088,060
                                                               ----------------
                                                                     15,855,740
                                                               ----------------

              U.S. TREASURY BONDS - 1.51%
   1,500,000  7.125%, 02/15/23 . . . . . . . . . . . . . . . .        1,707,600
   1,500,000  6.250%, 08/15/23 . . . . . . . . . . . . . . . .        1,542,345
                                                               ----------------
                                                                      3,249,945
                                                               ----------------

              FEDERAL HOME LOAN
              MORTGAGE CORPORATION - 2.49%
     350,717  5.500%, 08/15/04 . . . . . . . . . . . . . . . .          350,082
   1,000,000  5.850%, 02/21/06 . . . . . . . . . . . . . . . .          988,810


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)                  APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                         Market
Par Value                                                                 Value
---------                                                                 -----
              FEDERAL HOME LOAN
              MORTGAGE CORPORATION (CONTINUED)
$  1,000,000  6.500%, 09/15/07 . . . . . . . . . . . . . . . . $      1,016,750
     495,164  7.500%, 04/01/08 . . . . . . . . . . . . . . . .          510,019
     954,908  6.500%, 06/01/09 . . . . . . . . . . . . . . . .          960,275
     544,580  7.000%, 07/01/13 . . . . . . . . . . . . . . . .          551,556
     198,726  7.000%, 11/15/13, IO . . . . . . . . . . . . . .              976
   1,000,000  6.000%, 12/15/23 . . . . . . . . . . . . . . . .          970,490
                                                               ----------------
                                                                      5,348,958
                                                               ----------------
              FEDERAL NATIONAL
              MORTGAGE ASSOCIATION - 2.99%
   2,000,000  5.625%, 03/15/01 . . . . . . . . . . . . . . . .        1,992,760
     746,989  6.900%, 12/25/03, CMO. . . . . . . . . . . . . .          756,379
   1,403,207  7.000%, 01/01/13 . . . . . . . . . . . . . . . .        1,429,518
     990,089  7.000%, 03/01/13 . . . . . . . . . . . . . . . .        1,008,653
     773,371  7.000%, 07/25/17, CMO, IO. . . . . . . . . . . .           56,181
     443,830  9.000%, 05/01/25 . . . . . . . . . . . . . . . .          469,625
     718,184  6.500%, 02/01/28 . . . . . . . . . . . . . . . .          711,226
                                                               ----------------
                                                                      6,424,342
                                                               ----------------

              GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION - 3.74%
     429,655  7.000%, 06/15/08 . . . . . . . . . . . . . . . .          439,859
     573,582  8.000%, 03/15/17 . . . . . . . . . . . . . . . .          595,625
     806,042  8.000%, 06/15/17 . . . . . . . . . . . . . . . .          837,018
   1,568,161  7.000%, 09/15/23 . . . . . . . . . . . . . . . .        1,587,763
     734,497  7.000%, 10/15/23 . . . . . . . . . . . . . . . .          743,679
   1,004,766  7.000%, 10/15/23 . . . . . . . . . . . . . . . .        1,017,325
   1,387,579  6.500%, 03/15/26 . . . . . . . . . . . . . . . .        1,375,868
     474,370  7.500%, 06/15/27 . . . . . . . . . . . . . . . .          487,709
     961,802  6.500%, 08/15/27 . . . . . . . . . . . . . . . .          954,887
                                                               ----------------
                                                                      8,039,733
                                                               ----------------

              TOTAL U.S. GOVERNMENT
              AND AGENCY OBLIGATIONS . . . . . . . . . . . . .       38,918,718
              (Cost $38,280,783)                               ----------------


CORPORATE NOTES AND BONDS - 15.87%
              CABLE TELEVISION - 0.38%
     700,000  Continental Cablevision, Debenture
              9.500%, 08/01/13 . . . . . . . . . . . . . . . .          815,500
                                                               ----------------
              ENERGY - 1.30%
   1,700,000  Ashland, Inc.
              6.625%, 02/15/08 (A) . . . . . . . . . . . . . .        1,696,000
     375,000  Petroliam Nasional Berhad
              7.125%, 10/18/06 (A) . . . . . . . . . . . . . .          351,094
     750,000  Williams Co., Inc.
              5.950%, 02/15/00 (A) . . . . . . . . . . . . . .          739,688
                                                               ----------------
                                                                      2,786,782
                                                               ----------------

                                                                         Market
Par Value                                                                 Value
---------                                                                 -----
              FINANCE - 8.79%
$  1,000,000  Advanta Corp., MTN
              7.000%, 05/01/01 . . . . . . . . . . . . . . . . $        923,750
     650,000  Associates Corp. NA
              6.375%, 08/15/98 . . . . . . . . . . . . . . . .          650,767
     750,000  Chelsea GCA Realty Partnership, REIT
              7.250%, 10/21/07 . . . . . . . . . . . . . . . .          765,000
   1,000,000  Continental Corp. Notes
              7.250%, 03/01/03 . . . . . . . . . . . . . . . .        1,027,500
     750,000  DR Investment Corp.
              7.450%, 05/15/07 (A) . . . . . . . . . . . . . .          796,875
   1,250,000  Goldman Sachs Group LP
              6.250%, 02/01/03 (A) . . . . . . . . . . . . . .        1,246,875
   1,000,000  HSBC America Capital II
              8.380%, 05/15/27 (A) . . . . . . . . . . . . . .        1,048,750
   1,500,000  Heller Financial, Inc.
              5.625%, 03/15/00 . . . . . . . . . . . . . . . .        1,486,875
   1,000,000  International Bank for Reconstruction &
              Development Notes
              9.770%, 05/27/98 . . . . . . . . . . . . . . . .        1,002,500
   1,000,000  John Deere Capital Corp., Debenture
              8.625%, 08/01/19 . . . . . . . . . . . . . . . .        1,092,500
   1,000,000  Leucadia National Corp.
              Senior Subordinated Notes
              8.250%, 06/15/05 . . . . . . . . . . . . . . . .        1,063,750
     500,000  Leucadia National Corp.
              Senior Subordinated Notes
              7.875%, 10/15/06 . . . . . . . . . . . . . . . .          521,875
   1,500,000  Merrill Lynch & Co., Inc.
              7.000%, 04/27/08 . . . . . . . . . . . . . . . .        1,571,250
   1,500,000  Metropolitan Life Insurance Co.
              6.300%, 11/01/03 (A) . . . . . . . . . . . . . .        1,494,375
     600,000  Olympic Financial Ltd.
              11.500%, 03/15/07. . . . . . . . . . . . . . . .          597,000
   1,000,000  Pacific Mutual Life Insurance Co.
              7.900%, 12/30/23 (A) . . . . . . . . . . . . . .        1,090,000
   1,000,000  Prudential Insurance Co. of America
              8.300%, 07/01/25 (A) . . . . . . . . . . . . . .        1,117,500
     375,000  SB Treasury Co., LLC
              9.400%, 12/29/49 (A) . . . . . . . . . . . . . .          386,719
   1,000,000  Wells Fargo Capital
              7.730%, 12/01/26 (A) . . . . . . . . . . . . . .        1,026,250
                                                               ----------------
                                                                     18,910,111
                                                               ----------------

              FOOD AND BEVERAGE - 0.47%
   1,000,000  Nabisco, Inc.
              6.700%, 06/15/02 . . . . . . . . . . . . . . . .        1,013,750
                                                               ----------------

              HEALTHCARE SERVICES - 0.42%
   1,100,000  Hospital Corp. of America
              Debenture
              8.123%, 06/01/00 (B) . . . . . . . . . . . . . .          911,625
                                                               ----------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)                  APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                         Market
Par Value                                                                 Value
---------                                                                 -----
              PRINTING AND PUBLISHING - 0.90%
$  1,000,000  News America Holdings
              7.750%, 02/01/24 . . . . . . . . . . . . . . . . $      1,055,000
     782,000  Time Warner, Inc., Series M
              10.250%, 07/01/16. . . . . . . . . . . . . . . .          876,818
                                                               ----------------
                                                                      1,931,818
                                                               ----------------

              RETAIL - 0.47%
   1,000,000  K-mart Corp., Debenture
              7.950%, 02/01/23 . . . . . . . . . . . . . . . .        1,005,000
                                                               ----------------

              TRANSPORTATION - 0.21%
     413,123  Delta Air Lines, Inc.
              Equipment Trust, Series 1992A
              8.540%, 01/02/07 . . . . . . . . . . . . . . . .          445,380
                                                               ----------------

              UTILITIES - 2.93%
   1,000,000  CalEnergy Co., Inc.
              7.630%, 10/15/07 . . . . . . . . . . . . . . . .        1,002,500
   1,000,000  Commonwealth Edison Co., First Mortgage
              7.750%, 07/15/23 . . . . . . . . . . . . . . . .        1,027,500
   1,000,000  Gulf States Utilities, First Mortgage, Series A
              8.250%, 04/01/04 . . . . . . . . . . . . . . . .        1,077,500
   1,000,000  Long Island Lighting Co., Debenture
              9.000%, 11/01/22 . . . . . . . . . . . . . . . .        1,137,500
   1,000,000  Niagra Mohawk Power, First Mortgage
              8.000%, 06/01/04 . . . . . . . . . . . . . . . .        1,067,500
   1,000,000  Philadelphia Electric Co., First Mortgage
              5.625%, 11/01/01 . . . . . . . . . . . . . . . .          986,250
                                                               ----------------
                                                                      6,298,750
                                                               ----------------

              TOTAL CORPORATE NOTES AND BONDS. . . . . . . . .       34,118,716
              (Cost $33,224,995)                               ----------------


                                                                         Market
Par Value                                                                 Value
---------                                                                 -----
YANKEE BONDS - 1.80%
$  1,750,000  Chilgener S.A. Yankee (Chile)
              6.500%, 01/15/06 . . . . . . . . . . . . . . . . $      1,655,938
     943,503  Province of Mendoza
              Collateral Oil Royalty Note
              10.000%, 07/25/02 (A). . . . . . . . . . . . . .          974,534
   1,250,000  Skandinaviska Enskilda, Subordinated Notes
              6.625%, 03/29/49 (A) . . . . . . . . . . . . . .        1,250,000
                                                               ----------------


              TOTAL YANKEE BONDS . . . . . . . . . . . . . . .        3,880,472
              (Cost $3,918,272)                                ----------------

GOVERNMENT TRUST CERTIFICATES - 0.38%
      51,490  Greece Trust, Class G-2
              8.000%, 05/15/98 . . . . . . . . . . . . . . . .           51,490
     745,803  Israel Collateral Trust, Class 1-C
              9.250%, 11/15/01 . . . . . . . . . . . . . . . .          770,042
                                                               ----------------

              TOTAL GOVERNMENT TRUST CERTIFICATES. . . . . . .          821,532
              (Cost $867,920)                                  ----------------


ASSET-BACKED SECURITIES - 2.56%
   1,000,000  BA Mortgage Securities, CMO
              7.350%, 07/25/26 . . . . . . . . . . . . . . . .        1,004,688
   1,400,000  Chemical Master Credit Card Trust I, Class A
              5.550%, 09/15/03 . . . . . . . . . . . . . . . .        1,388,002
   1,000,000  Citibank Credit Card Master Trust I, Class A
              6.839%, 02/10/04 . . . . . . . . . . . . . . . .        1,017,840
   1,500,000  Countrywide Home Loans, CMO
              6.750%, 04/25/28 . . . . . . . . . . . . . . . .        1,458,750
     600,000  Midland Realty Acceptance Corp., CMO
              7.475%, 08/25/28 . . . . . . . . . . . . . . . .          630,188
                                                               ----------------

              TOTAL ASSET-BACKED SECURITIES. . . . . . . . . .        5,499,468
              (Cost $5,459,599)                                ----------------



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)                  APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                         Market
Par Value                                                                 Value
---------                                                                 -----
REPURCHASE AGREEMENTS - 1.26%
$  2,446,000  First Chicago,
              5.400%, dated 04/30/98 to be repurchased
              on 05/01/98 at $2,446,367
              (Collateralized by U.S. Treasury Note
              6.250%, due 05/31/00;
              Total Par $2,405,000). . . . . . . . . . . . . . $      2,446,000
     257,000  First Chicago,
              5.400%, dated 04/30/98 to be repurchased
              on 05/01/98 at $257,039
              (Collateralized by U.S. Treasury Note
              6.875%, due 08/31/99;
              Total Par $260,000). . . . . . . . . . . . . . .          257,000
                                                               ----------------

              TOTAL REPURCHASE AGREEMENTS. . . . . . . . . . .        2,703,000
              (Cost $2,703,000)                                ----------------


TOTAL INVESTMENTS - 99.53% . . . . . . . . . . . . . . . . . .      214,025,965
(Cost $164,661,237)**                                          ----------------

NET OTHER ASSETS AND LIABILITIES - 0.47% . . . . . . . . . . .        1,006,936
                                                               ----------------
NET ASSETS - 100.00% . . . . . . . . . . . . . . . . . . . . .   $  215,032,901
                                                               ----------------
                                                               ----------------

--------------------

*         Non-income producing security.
**        Aggregate cost for Federal income tax purposes is $164,661,237.

          Gross unrealized appreciation       $   50,441,633
          Gross unrealized (depreciation)         (1,076,905)
                                              --------------
          Net unrealized appreciation         $   49,364,728
                                              --------------
                                              --------------


(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 1998, these securities amounted to $13,218,660 or 6.15% of net assets.
(B)       Annualized yield at time of purchase
CMO       Collateralized Mortgage Obligation
IO        Interest Only
MTN       Medium Term Note
REIT      Real Estate Investment Trust

PORTFOLIO COMPOSITION (Moody's Ratings)
Common Stock                                        60%
Repurchase Agreement                                 1%
U.S. Government Obligations                         10%
U.S. Government Agency Obligations                   9%
Rated Corporate Notes and Bonds:
Aaa                                                  3%
AA                                                   1%
A                                                    5%
Baa                                                  6%
Ba                                                   4%
B                                                    1%
                                                  -----
                                                   100%
                                                  -----
                                                  -----


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
MONTAG & CALDWELL BALANCED FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                              APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                         Market
Shares                                                                    Value
------                                                                    -----
COMMON STOCKS - 61.18%
              BUSINESS SERVICES - 1.41%
      44,800  Manpower, Inc. . . . . . . . . . . . . . . . . . $      1,974,000
                                                               ----------------

              CONSUMER NON-DURABLES - 9.13%
      34,500  Gillette Co. . . . . . . . . . . . . . . . . . .        3,982,594
      29,400  Interpublic Group Of Companies, Inc. . . . . . .        1,877,925
      80,000  Mattel, Inc. . . . . . . . . . . . . . . . . . .        3,065,000
      46,500  Procter & Gamble Co. . . . . . . . . . . . . . .        3,821,719
                                                               ----------------
                                                                     12,747,238
                                                               ----------------

              ELECTRICAL - 1.98%
      32,500  General Electric Co. . . . . . . . . . . . . . .        2,766,563
                                                               ----------------

              ENERGY - 3.77%
      42,000  Baker Hughes, Inc. . . . . . . . . . . . . . . .        1,701,000
      43,000  Schlumberger, Ltd. . . . . . . . . . . . . . . .        3,563,625
                                                               ----------------
                                                                      5,264,625
                                                               ----------------

              ENTERTAINMENT AND LEISURE - 2.76%
      31,000  Walt Disney Co . . . . . . . . . . . . . . . . .        3,853,688
                                                               ----------------

              FINANCE - 4.05%
      27,000  American Express Co. . . . . . . . . . . . . . .        2,754,000
      22,000  American International Group, Inc. . . . . . . .        2,894,375
                                                               ----------------
                                                                      5,648,375
                                                               ----------------

              FOOD AND BEVERAGE - 2.82%
      52,000  Coca-Cola Co.. . . . . . . . . . . . . . . . . .        3,945,500
                                                               ----------------

              HEALTH CARE SERVICES - 7.82%
      60,000  Eli Lilly & Co.  . . . . . . . . . . . . . . . .        4,173,750
      53,000  Johnson & Johnson. . . . . . . . . . . . . . . .        3,782,875
      26,100  Pfizer, Inc. . . . . . . . . . . . . . . . . . .        2,970,506
                                                               ----------------
                                                                     10,927,131
                                                               ----------------

                                                                         Market
Shares                                                                    Value
------                                                                    -----
              LODGING - 1.51%
      32,400  Marriott International, Inc. . . . . . . . . . . $      1,069,200
      32,400  Marriott International, Inc., Class A. . . . . .        1,036,800
                                                               ----------------
                                                                      2,106,000
                                                               ----------------

              MEDICAL SUPPLIES - 2.19%
      58,000  Medtronic, Inc.  . . . . . . . . . . . . . . . .        3,052,250
                                                               ----------------

              PHARMACEUTICALS - 4.66%
      36,500  Bristol-Myers Squibb Co. . . . . . . . . . . . .        3,864,437
      22,000  Merck & Co., Inc.  . . . . . . . . . . . . . . .        2,651,000
                                                               ----------------
                                                                      6,515,437
                                                               ----------------


              RESTAURANTS - 3.85%
      38,700  Cracker Barrell Old Country Store, Inc.  . . . .        1,422,225
      64,000  McDonald's Corp. . . . . . . . . . . . . . . . .        3,960,000
                                                               ----------------
                                                                      5,382,225
                                                               ----------------

              RETAIL - 3.98%
      54,000  Gap, Inc.  . . . . . . . . . . . . . . . . . . .        2,777,625
      40,000  Home Depot, Inc. . . . . . . . . . . . . . . . .        2,785,000
                                                               ----------------
                                                                      5,562,625
                                                               ----------------

              TECHNOLOGY - 9.38%
      43,500  Boston Scientific Corp.* . . . . . . . . . . . .        3,145,593
      36,200  Cisco Systems, Inc.* . . . . . . . . . . . . . .        2,651,650
      39,000  Electronic Arts, Inc.* . . . . . . . . . . . . .        1,803,750
      11,500  Intel Corp . . . . . . . . . . . . . . . . . . .          929,344
      28,100  Microsoft Corp.* . . . . . . . . . . . . . . . .        2,532,513
      46,000  Solectron Corp.* . . . . . . . . . . . . . . . .        2,038,375
                                                               ----------------
                                                                     13,101,225
                                                               ----------------

              TELECOMMUNICATIONS - 1.87%
      50,700  Ericsson (LM) Telefonaktiebolaget, ADR
              Class B, Series 10 . . . . . . . . . . . . . . .        2,607,881
                                                               ----------------

              TOTAL COMMON STOCKS. . . . . . . . . . . . . . .       85,454,763
              (Cost $63,527,739)                               ----------------



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
MONTAG & CALDWELL BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)                  APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                         Market
Par Value                                                                 Value
---------                                                                 -----
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 25.66%

              U.S. TREASURY NOTES - 15.12%
$  3,000,000  6.250%, 08/31/00 . . . . . . . . . . . . . . . . $      3,041,760
   3,000,000  6.250%, 04/30/01 . . . . . . . . . . . . . . . .        3,051,450
   3,500,000  6.625%, 04/30/02 . . . . . . . . . . . . . . . .        3,618,020
   3,000,000  5.750%, 08/15/03 . . . . . . . . . . . . . . . .        3,011,880
   1,000,000  7.875%, 11/15/04 . . . . . . . . . . . . . . . .        1,115,560
   3,500,000  6.500%, 10/15/06 . . . . . . . . . . . . . . . .        3,668,875
   3,500,000  6.250%, 02/15/07 . . . . . . . . . . . . . . . .        3,619,000
                                                               ----------------
                                                                     21,126,545
                                                               ----------------

              U.S. TREASURY BONDS - 5.29%
   2,500,000  7.250%, 05/15/16 . . . . . . . . . . . . . . . .        2,841,425
   2,000,000  8.000%, 11/15/21 . . . . . . . . . . . . . . . .        2,486,020
   2,000,000  6.250%, 08/15/23 . . . . . . . . . . . . . . . .        2,056,460
                                                               ----------------
                                                                      7,383,905
                                                               ----------------

              FEDERAL LOAN HOME BANK - 0.36%
     500,000  6.940%, 02/12/04 . . . . . . . . . . . . . . . .          503,200
                                                               ----------------

              FEDERAL HOME LOAN
              MORTGAGE CORPORATION - 3.07%
     750,000  6.400%, 12/13/06, Debenture. . . . . . . . . . .          767,858
   1,750,000  6.700%, 01/05/07, Series B . . . . . . . . . . .        1,832,932
     600,000  7.500%, 03/15/07, CMO, Class J . . . . . . . . .          610,368
     175,000  6.000%, 04/15/08, CMO, Class K . . . . . . . . .          174,386
     500,000  6.500%, 07/15/20, CMO, Class F . . . . . . . . .          500,190
     400,000  6.500%, 11/15/20, CMO, Class H . . . . . . . . .          400,580
                                                               ----------------
                                                                      4,286,314
                                                               ----------------

              FEDERAL NATIONAL
              MORTGAGE ASSOCIATION - 1.82%
     500,000  7.070%, 03/08/11, MTN. . . . . . . . . . . . . .          500,050
   2,000,000  7.250%, 01/17/21, CMO, REMIC . . . . . . . . . .        2,038,060
                                                               ----------------
                                                                      2,538,110
                                                               ----------------

              GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION - 0.00% (A)
       3,659  8.500%, 06/15/01 . . . . . . . . . . . . . . . .            3,827
       2,379  9.000%, 09/15/08 . . . . . . . . . . . . . . . .            2,548
                                                               ----------------
                                                                          6,375
                                                               ----------------

              TOTAL U.S. GOVERNMENT
              AND AGENCY OBLIGATIONS . . . . . . . . . . . . .       35,844,449
              (Cost $35,767,617)                               ----------------

                                                                         Market
Par Value                                                                 Value
---------                                                                 -----
CORPORATE NOTES AND BONDS - 10.35%
              CONSUMER NON-DURABLE - 1.45%
$  2,000,000  NIKE, Inc.
              6.375%, 12/01/03 . . . . . . . . . . . . . . . . $      2,025,000
                                                               ----------------

              FINANCE - 7.04%
   1,500,000  American Express Co., Senior Notes
              6.750%, 06/23/04 . . . . . . . . . . . . . . . .        1,543,125
      55,000  American General Finance Senior Notes
              7.200%, 07/08/99 . . . . . . . . . . . . . . . .           55,756
   2,500,000  Citicorp Subordinated Notes
              7.125%, 05/15/06 . . . . . . . . . . . . . . . .        2,609,375
     500,000  First National Bank Commerce
              Senior Notes, MTN
              6.500%, 01/14/00 . . . . . . . . . . . . . . . .          503,750
     750,000  General Motors Acceptance Corp.
              7.125%, 05/01/03 . . . . . . . . . . . . . . . .          775,313
   1,000,000  Household Finance Corp.
              7.250%, 05/15/06 . . . . . . . . . . . . . . . .        1,052,500
     500,000  Household Finance Corp.
              7.300%, 07/30/12 . . . . . . . . . . . . . . . .          516,875
     285,000  Salomon Inc., Senior Notes
              7.125%, 08/01/99 . . . . . . . . . . . . . . . .          289,343
     500,000  Salomon, Inc.
              7.300%, 05/15/02 . . . . . . . . . . . . . . . .          517,500
   2,000,000  Salomon Smith Barney
              6.250%, 01/15/05 . . . . . . . . . . . . . . . .        1,967,500
                                                               ----------------
                                                                      9,831,037
                                                               ----------------

              RETAIL - 1.86%
     500,000  Penney (J.C.) & Co., Debenture
              9.750%, 06/15/21 . . . . . . . . . . . . . . . .          556,875
   2,000,000  Sears Roebuck Acceptance Corp.
              6.700%, 11/15/06 . . . . . . . . . . . . . . . .        2,040,000
                                                               ----------------
                                                                      2,596,875
                                                               ----------------

              TOTAL CORPORATE NOTES AND BONDS. . . . . . . . .       14,452,912
              (Cost $14,355,292)                               ----------------

ASSET-BACKED SECURITIES - 0.83%
   1,150,000  Chase Auto Owner Trust
              Series 1997-B, Class A3
              6.350%, 02/15/01 . . . . . . . . . . . . . . . .        1,156,963
                                                               ----------------

              TOTAL ASSET-BACKED SECURITIES. . . . . . . . . .        1,156,963
              (Cost $1,150,469)                                ----------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
MONTAG & CALDWELL BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)                  APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                         Market
Shares                                                                    Value
------                                                                    -----
INVESTMENT COMPANIES - 1.51%
   1,897,563  Bankers Trust Institutional
              Cash Management Fund . . . . . . . . . . . . . . $      1,897,563
     212,220  Bankers Trust Institutional
              Treasury Money Fund. . . . . . . . . . . . . . .          212,220
                                                               ----------------

              TOTAL INVESTMENT COMPANIES . . . . . . . . . . .        2,109,783
              (Cost $2,109,783)                                ----------------

TOTAL INVESTMENTS - 99.53% . . . . . . . . . . . . . . . . . .      139,018,870
(Cost $116,910,900)**                                          ----------------
NET OTHER ASSETS AND LIABILITIES - 0.47% . . . . . . . . . . .          651,636
                                                               ----------------
NET ASSETS - 100.00% . . . . . . . . . . . . . . . . . . . . . $    139,670,506
                                                               ----------------
                                                               ----------------

--------------------

*         Non-income producing security.
**        Aggregate cost for Federal income tax purposes is $116,910,900.

          Gross unrealized appreciation        $  22,531,686
          Gross unrealized (depreciation)           (423,716)
                                               -------------
          Net unrealized appreciation          $  22,107,970
                                               -------------
                                               -------------

(A)       Amount represents less than 0.1%
ADR       American Depositary Receipt
CMO       Collateralized Mortgage Obligation
MTN       Medium Term Note
REMIC     Real Estate Mortgage Investment Conduit

PORTFOLIO COMPOSITION (Moody's Ratings)
Common Stock                                             61%
U.S. Government Obligations                              21%
U.S. Government Agency Obligations                        5%
Investment Company                                        2%
Rated Corporate Notes and Bonds:
Aaa                                                       1%
A                                                        10%
                                                       -----
                                                        100%
                                                       -----
                                                       -----


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

ALLEGHANY FUNDS
CHICAGO TRUST BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                              APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                         Market
Par Value                                                                 Value
---------                                                                 -----
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 43.89%

              U.S. TREASURY NOTES - 17.31%
$  1,250,000  5.120%, 11/30/98 . . . . . . . . . . . . . . . . $      1,248,050
   2,500,000  5.500%, 02/28/99 . . . . . . . . . . . . . . . .        2,500,375
   2,500,000  7.120%, 02/29/00 . . . . . . . . . . . . . . . .        2,566,375
   2,500,000  7.875%, 08/15/01 . . . . . . . . . . . . . . . .        2,665,250
   3,000,000  6.250%, 10/31/01 . . . . . . . . . . . . . . . .        3,056,430
   2,000,000  7.500%, 05/15/02 . . . . . . . . . . . . . . . .        2,130,380
   4,500,000  6.370%, 08/15/02 . . . . . . . . . . . . . . . .        4,618,800
   2,500,000  5.750%, 08/15/03 . . . . . . . . . . . . . . . .        2,509,900
   3,000,000  7.250%, 05/15/04 . . . . . . . . . . . . . . . .        3,234,630
                                                               ----------------
                                                                     24,530,190
                                                               ----------------

              U.S. TREASURY BONDS - 3.82%
   2,500,000  7.125%, 02/15/23 . . . . . . . . . . . . . . . .        2,846,000
   2,500,000  6.250%, 08/15/23 . . . . . . . . . . . . . . . .        2,570,575
                                                               ----------------
                                                                      5,416,575
                                                               ----------------

              FEDERAL HOME LOAN
              MORTGAGE CORPORATION - 8.15%
   2,500,000  5.850%, 02/21/06, Debenture  . . . . . . . . . .        2,472,025
   1,000,000  6.500%, 09/15/07, CMO  . . . . . . . . . . . . .        1,016,750
     500,000  5.750%, 01/15/08, CMO. . . . . . . . . . . . . .          493,985
     495,164  7.500%, 04/01/08, Debenture. . . . . . . . . . .          510,019
   1,500,000  6.000%, 03/15/09, CMO  . . . . . . . . . . . . .        1,453,005
   1,273,211  6.500%, 06/01/09, CMO  . . . . . . . . . . . . .        1,280,366
   1,561,912  6.500%, 01/01/11 . . . . . . . . . . . . . . . .        1,570,690
   1,381,774  6.500%, 11/01/11 . . . . . . . . . . . . . . . .        1,389,539
   1,400,000  6.000%, 12/15/23, CMO  . . . . . . . . . . . . .        1,358,686
                                                               ----------------
                                                                     11,545,065
                                                               ----------------

              FEDERAL NATIONAL
              MORTGAGE ASSOCIATION - 7.71%
   2,500,000  5.625%, 03/15/01 . . . . . . . . . . . . . . . .        2,490,950
     995,986  6.900%, 12/25/03, CMO  . . . . . . . . . . . . .        1,008,505
     375,604  7.000%, 07/01/08 . . . . . . . . . . . . . . . .          382,646
   1,337,042  7.000%, 05/01/12 . . . . . . . . . . . . . . . .        1,362,111
   2,338,679  7.000%, 01/01/13 . . . . . . . . . . . . . . . .        2,382,529
   1,485,134  7.000%, 03/01/13 . . . . . . . . . . . . . . . .        1,512,980
     710,128  9.000%, 05/01/25 . . . . . . . . . . . . . . . .          751,401
   1,047,739  6.500%, 02/01/26 . . . . . . . . . . . . . . . .        1,037,586
                                                               ----------------
                                                                     10,928,708
                                                               ----------------

              GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION - 6.90%
     806,042  8.000%, 06/15/17 . . . . . . . . . . . . . . . .          837,018
   1,285,371  7.000%, 10/15/23 . . . . . . . . . . . . . . . .        1,301,438
   1,339,687  7.000%, 10/15/23 . . . . . . . . . . . . . . . .        1,356,433
   1,387,579  6.500%, 03/15/26 . . . . . . . . . . . . . . . .        1,375,868

                                                                         Market
Par Value                                                                 Value
---------                                                                 -----
              GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION (CONTINUED)
$  2,371,399  7.000%, 06/15/27 . . . . . . . . . . . . . . . . $      2,409,935
   1,224,660  7.000%, 08/20/27 . . . . . . . . . . . . . . . .        1,234,604
   1,281,914  6.500%, 09/20/27 . . . . . . . . . . . . . . . .        1,265,480
                                                               ----------------
                                                                      9,780,776
                                                               ----------------

              TOTAL U.S. GOVERNMENT
              AND AGENCY OBLIGATIONS . . . . . . . . . . . . .       62,201,314
              (Cost $61,145,573)                               ----------------

CORPORATE NOTES AND BONDS - 38.01%

              CABLE TELEVISION - 1.23%
   1,500,000  Continental Cablevision, Debenture
              9.500%, 08/01/13 . . . . . . . . . . . . . . . .        1,747,500
                                                               ----------------

              ENERGY - 2.74%
   2,000,000  Ashland, Inc.
              6.625%, 02/15/08 (A) . . . . . . . . . . . . . .        1,995,294
     700,000  Petroliam Nasional Berhad
              7.125%, 10/18/06 (A) . . . . . . . . . . . . . .          655,375
   1,250,000  Williams Co., Inc.
              5.950%, 02/15/00 (A) . . . . . . . . . . . . . .        1,232,813
                                                               ----------------
                                                                      3,883,482
                                                               ----------------

              FINANCE - 20.20%
   1,250,000  Advanta Corp., MTN
              7.000%, 05/01/01 . . . . . . . . . . . . . . . .        1,154,688
   1,250,000  Associates Corp. NA
              6.375%, 08/15/98 . . . . . . . . . . . . . . . .        1,251,475
   1,250,000  Chelsea GCA Realty Partnership, REIT
              7.250%, 10/21/07 . . . . . . . . . . . . . . . .        1,275,000
   1,500,000  Continental Corp. Notes
              7.250%, 03/01/03 . . . . . . . . . . . . . . . .        1,541,250
   1,000,000  Goldman Sachs Group LP
              6.200%, 12/15/00 (A) . . . . . . . . . . . . . .        1,000,000
     500,000  Goldman Sachs Group LP
              6.250%, 02/01/03 (A) . . . . . . . . . . . . . .          498,750
   2,500,000  HSBC America Capital II
              8.380%, 05/15/27 (A) . . . . . . . . . . . . . .        2,621,875
   1,750,000  Heller Financial, Inc.
              5.625%, 03/15/00 . . . . . . . . . . . . . . . .        1,734,688
   1,275,000  John Deere Capital Corp., Debenture
              8.625%, 08/01/19 . . . . . . . . . . . . . . . .        1,392,938
   1,000,000  Leucadia National Corp.
              Senior Subordinated Notes
              8.250%, 06/15/05 . . . . . . . . . . . . . . . .        1,063,750
     750,000  Leucadia National Corp.
              Senior Subordinated Notes
              7.875%, 10/15/06 . . . . . . . . . . . . . . . .          782,813


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)                  APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                         Market
Par Value                                                                 Value
---------                                                                 -----
              FINANCE (CONTINUED)
$  3,500,000  Merrill Lynch & Co., Inc.
              7.000%, 04/27/08 . . . . . . . . . . . . . . . . $      3,666,250
   3,000,000  Metropolitan Life Insurance Co.
              6.300%, 11/01/03 (A) . . . . . . . . . . . . . .        2,988,750
   1,000,000  Olympic Financial Ltd.
              11.500%, 03/15/07. . . . . . . . . . . . . . . .          995,000
   1,520,000  Pacific Mutual Life Insurance Co.
              7.900%, 12/30/23 (A) . . . . . . . . . . . . . .        1,656,800
   2,000,000  Prudential Insurance Co. of America
              8.300%, 07/01/25 (A) . . . . . . . . . . . . . .        2,235,000
     700,000  SB Treasury Co., LLC
              9.400%, 12/29/49 (A) . . . . . . . . . . . . . .          721,875
   2,000,000  Wells Fargo Capital
              7.730%, 12/01/26 (A) . . . . . . . . . . . . . .        2,052,500
                                                               ----------------
                                                                     28,633,402
                                                               ----------------

              FOOD AND BEVERAGE - 2.16%
     500,000  Nabisco, Inc.
              6.700%, 06/15/02 . . . . . . . . . . . . . . . .          506,875
   2,500,000  Nabisco, Inc.
              6.850%, 06/15/05 . . . . . . . . . . . . . . . .        2,546,875
                                                               ----------------
                                                                      3,053,750
                                                               ----------------

              HEALTHCARE SERVICES - 0.91%
   1,300,000  Columbia Healthcare
              6.1250%12-15-2000. . . . . . . . . . . . . . . .        1,285,375
                                                               ----------------

              PRINTING AND PUBLISHING - 2.17%
   1,500,000  News America Holdings
              7.750%, 01/20/24 . . . . . . . . . . . . . . . .        1,582,500
   1,329,000  Time Warner, Inc., Series M
              10.250%, 07/01/16. . . . . . . . . . . . . . . .        1,490,141
                                                               ----------------
                                                                      3,072,641
                                                               ----------------

              RETAIL - 1.06%
   1,500,000  K-mart Corp., Debenture
              7.950%, 02/01/23 . . . . . . . . . . . . . . . .        1,507,500
                                                               ----------------

              TRANSPORTATION - 0.48%
     413,123  Delta Air Lines, Inc.
              Equipment Trust, Series 1992A
              8.540%, 01/02/07 . . . . . . . . . . . . . . . .          445,380
     203,489  Delta Air Lines, Inc.
              9.375%, 09/11/07 . . . . . . . . . . . . . . . .          226,891
                                                               ----------------
                                                                        672,271
                                                               ----------------

                                                                         Market
Par Value                                                                 Value
---------                                                                 -----
              UTILITIES - 7.06%
$  1,825,000  Calenergy Co., Inc.
              7.630%, 10/15/07 . . . . . . . . . . . . . . . . $      1,829,563
   1,000,000  Commonwealth Edison Co., First Mortgage
              7.750%, 07/15/23 . . . . . . . . . . . . . . . .        1,027,500
   2,000,000  Gulf States Utilities, First Mortgage, Series A
              8.250%, 04/01/04 . . . . . . . . . . . . . . . .        2,155,000
   1,250,000  Long Island Lighting Co., Debenture
              9.000%, 11/01/22 . . . . . . . . . . . . . . . .        1,421,875
   1,500,000  Niagra Mohawk Power, First Mortgage
              8.000%, 06/01/04 . . . . . . . . . . . . . . . .        1,601,250
   2,000,000  Philadelphia Electric Co., First Mortgage
              5.625%, 11/01/01 . . . . . . . . . . . . . . . .        1,972,500
                                                               ----------------
                                                                     10,007,688
                                                               ----------------

              TOTAL CORPORATE NOTES AND BONDS. . . . . . . . .       53,863,609
              (Cost $52,332,878)                               ----------------

YANKEE BONDS - 5.01%
   3,000,000  Chilgener S.A. Yankee (Chile)
              6.500%, 01/15/06 . . . . . . . . . . . . . . . .        2,838,750
   1,699,505  Province of Mendoza
              Collateral Oil Royalty Note
              10.000%, 07/25/02 (A). . . . . . . . . . . . . .        1,755,402
   2,500,000  Skandinaviska Enskilda, Subordinated Notes
              6.625%, 03/29/49 (A) . . . . . . . . . . . . . .        2,500,000
                                                               ----------------
              TOTAL YANKEE BONDS . . . . . . . . . . . . . . .        7,094,152
              (Cost $7,144,224)                                ----------------


GOVERNMENT TRUST CERTIFICATE - 0.39%
     540,707  Israel Collateral Trust, Class 1-C
              9.250%, 11/15/01 . . . . . . . . . . . . . . . .          558,280
                                                               ----------------
              TOTAL GOVERNMENT TRUST CERTIFICATE . . . . . . .          558,280
              (Cost $591,660)                                  ----------------


ASSET-BACKED SECURITIES - 6.23%
   1,750,000  BA Mortgage Securities, CMO
              7.350%, 07/25/26 . . . . . . . . . . . . . . . .        1,758,202
   2,500,000  Chemical Master Credit Card Trust I, Class A
              5.550%, 09/15/03 . . . . . . . . . . . . . . . .        2,478,575
     750,000  Citibank Credit Card Master Trust I, Class A
              6.839%, 02/10/04 . . . . . . . . . . . . . . . .          763,380
   3,000,000  Countrywide Home Loans, CMO
              6.750%, 04/25/28 . . . . . . . . . . . . . . . .        2,917,500
     875,000  Midland Realty Acceptance Corp., CMO
              7.475%, 08/25/28 . . . . . . . . . . . . . . . .          919,023
                                                               ----------------
              TOTAL ASSET-BACKED SECURITIES. . . . . . . . . .        8,836,680
              (Cost $8,789,582)                                ----------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)                  APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                         Market
Par Value                                                                 Value
---------                                                                 -----
REPURCHASE AGREEMENT - 5.48%
$  7,771,000  First Chicago,
              5.400%, dated 04/30/98 to be repurchased
              on 05/01/98 at $7,772,166
              (Collateralized by U.S. Treasury Note
              6.250%, due 05/31/00;
              Total Par $7,645,000). . . . . . . . . . . . . . $      7,771,000
                                                               ----------------
              TOTAL REPURCHASE AGREEMENT . . . . . . . . . . .        7,771,000
              (Cost $7,771,000)                                ----------------

TOTAL INVESTMENTS - 99.01% . . . . . . . . . . . . . . . . . .      140,325,035
(Cost $137,774,917)*                                           ----------------

NET OTHER ASSETS AND LIABILITIES - 0.99% . . . . . . . . . . .        1,401,830
                                                               ----------------

NET ASSETS - 100.00% . . . . . . . . . . . . . . . . . . . . . $    141,726,865
                                                               ----------------
                                                               ----------------

--------------------
*         Aggregate cost for Federal income tax purposes is $137,774,917.

          Gross unrealized appreciation         $  2,956,200
          Gross unrealized (depreciation)           (406,082)
                                                ------------
          Net unrealized appreciation           $  2,550,118
                                                ------------
                                                ------------

(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 1998, these securities amounted to
          $21,914,434 or 15.46% of net assets.
CMO       Collateralized Mortgage Obligation
MTN       Medium Term Note
REIT      Real Estate Investment Trust

PORTFOLIO COMPOSITION (Moody's Ratings)
Repurchase Agreement                                      6%
U.S. Government Obligations                              21%
U.S. Government Agency Obligations                       23%
Rated Corporate Notes and Bonds:
Aaa                                                       6%
AA                                                        3%
A                                                        12%
Baa                                                      16%
Ba                                                        9%
B                                                         3%
NR                                                        1%
                                                       -----
                                                        100%
                                                       -----
                                                       -----


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                              APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                         Market
Par Value                                                                 Value
---------                                                                 -----
MUNICIPAL SECURITIES - 96.75%

              ARIZONA - 8.16%
$    350,000  Mohave County, IDA
              6.000%, 07/01/00 . . . . . . . . . . . . . . . . $        363,608
     450,000  Salt River Project Electric System Revenue
              Refunding, Series A
              5.500%, 01/01/05 . . . . . . . . . . . . . . . .          475,384
     200,000  Tucson, Arizona Water Revenue
              5.400%, 07/01/05 . . . . . . . . . . . . . . . .          210,788
                                                               ----------------
                                                                      1,049,780
                                                               ----------------

              CALIFORNIA - 2.01%
     250,000  California State
              5.250%, 10/01/10 . . . . . . . . . . . . . . . .          258,437
                                                               ----------------

              FLORIDA - 2.89%
     265,000  Dade County, Florida State School District, G.O.
              5.000%, 07/15/02
              Insured: MBIA. . . . . . . . . . . . . . . . . .          272,044
     100,000  St. Lucie County, Florida Pollution
              Control Revenue
              4.200%, 01/01/26 . . . . . . . . . . . . . . . .          100,000
                                                               ----------------
                                                                        372,044
                                                               ----------------

              GEORGIA - 3.97%
     250,000  State of Georgia, Series A, G.O.
              6.100%, 03/01/05 . . . . . . . . . . . . . . . .          274,375
     200,000  State of Georgia, Series D, G.O.
              6.700%, 08/01/09 . . . . . . . . . . . . . . . .          236,110
                                                               ----------------
                                                                        510,485
                                                               ----------------

              ILLINOIS - 4.10%
     250,000  Chicago, Illinois Metropolitan Water
              Reclamation, G.O.
              6.600%, 01/01/02 . . . . . . . . . . . . . . . .          269,220
     250,000  State of Illinois, G.O.
              5.150%, 09/01/02
              Insured: FGIC. . . . . . . . . . . . . . . . . .          257,682
                                                               ----------------
                                                                        526,902
                                                               ----------------

              MICHIGAN - 6.51%
     250,000  Lanse Creuse Public Schools
              5.000%, 05/01/03 . . . . . . . . . . . . . . . .          257,122
     300,000  Clarkston Community Schools
              5.000%, 05/01/06 . . . . . . . . . . . . . . . .          307,554
     260,000  Utica Community Schools
              5.375%, 05/01/04 . . . . . . . . . . . . . . . .          272,407
                                                               ----------------
                                                                        837,083
                                                               ----------------

                                                                         Market
Par Value                                                                 Value
---------                                                                 -----
              MINNESOTA - 3.49%
$    200,000  Shakopee Independent School District, G.O.
              4.500%, 02/01/06 . . . . . . . . . . . . . . . . $        199,212
     245,000  St. Paul Housing Finance Board Revenue
              5.050%, 11/01/07 . . . . . . . . . . . . . . . .          250,456
                                                               ----------------
                                                                        449,668
                                                               ----------------

              NEVADA - 3.00%
     350,000  Clark County, Nevada School District, G.O.
              6.400%, 06/15/06
              Insured: FGIC. . . . . . . . . . . . . . . . . .          386,319
                                                               ----------------

              NEW JERSEY - 6.92%
     295,000  Camden County
              Municipal Utilities Authority Revenue
              6.000%, 07/15/04 . . . . . . . . . . . . . . . .          319,210
     350,000  State of New Jersey Transportation
              Trust Fund Revenue, Series A
              Escrowed to Maturity
              5.200%, 12/15/00
              Insured: AMBAC . . . . . . . . . . . . . . . . .          360,070
     200,000  State of New Jersey, Series D, G.O.
              5.500%, 02/15/04 . . . . . . . . . . . . . . . .          211,650
                                                               ----------------
                                                                        890,930
                                                               ----------------

              NEW YORK - 6.00%
     250,000  Municipal Assistance Corporation
              4.500%, 07/01/01 . . . . . . . . . . . . . . . .          251,895
     250,000  New York City Transitional Finance
              Authority Revenue
              5.500%, 08/15/08 . . . . . . . . . . . . . . . .          264,063
     250,000  New York State Dormitory Authority
              Revenue, Series C
              5.100%, 05/15/03 . . . . . . . . . . . . . . . .          256,297
                                                               ----------------
                                                                        772,255
                                                               ----------------

              OHIO - 1.60%
     200,000  Ohio State Public Facilities Commission
              (Higher Education), Series II-A
              5.200%, 05/01/01
              Insured: AMBAC . . . . . . . . . . . . . . . . .          205,474
                                                               ----------------

              OKLAHOMA - 2.80%
     350,000  Tulsa, Oklahoma Metropolitan Utilities
              Authority Revenue
              5.500%, 07/01/00 . . . . . . . . . . . . . . . .          359,979
                                                               ----------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)                  APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                         Market
Par Value                                                                 Value
---------                                                                 -----
              OREGON - 2.10%
$    250,000  Portland, Oregon Series A, G.O.
              7.000%, 06/01/01 . . . . . . . . . . . . . . . . $        270,375
                                                               ----------------

              PENNSYLVANIA - 1.58%
     200,000  Commonwealth of Pennsylvania, G.O.
              5.250%, 05/15/99
              Insured: FGIC. . . . . . . . . . . . . . . . . .          203,002
                                                               ----------------

              PUERTO RICO - 3.42%
     400,000  Commonwealth of Puerto Rico,
              Series A, G.O.
              6.500%, 07/01/03
              Insured: MBIA. . . . . . . . . . . . . . . . . .          440,372
                                                               ----------------

              RHODE ISLAND - 2.27%
     275,000  State of Rhode Island, Series A, G.O.
              6.000%, 06/15/02
              Insured: FGIC. . . . . . . . . . . . . . . . . .          291,789
                                                               ----------------

              TEXAS - 13.04%
     375,000  Arlington Independent School District
              Refunding, G.O.
              5.400%, 02/15/99 . . . . . . . . . . . . . . . .          379,759
     200,000  Humble Independent School District
              Refunding, G.O.
              5.500%, 02/15/10 . . . . . . . . . . . . . . . .          212,386
     200,000  Round Rock Independent School District
              Refunding, G.O.
              4.700%, 08/01/09 . . . . . . . . . . . . . . . .          198,366
     210,000  Tarrant County Health Facilities
              Development Corp.
              Health System Revenue, Series A
              5.500%, 02/15/05 . . . . . . . . . . . . . . . .          220,901
     200,000  Texas State Public Finance Authority
              Series A, G.O.
              5.600%, 10/01/02 . . . . . . . . . . . . . . . .          210,232
     450,000  Texas State Water Development Board, G.O.
              Escrowed to Maturity
              5.000%, 08/01/99 . . . . . . . . . . . . . . . .          456,502
                                                               ----------------
                                                                      1,678,146
                                                               ----------------

                                                                         Market
Par Value                                                                 Value
---------                                                                 -----
              UTAH - 8.51%
$    300,000  Intermountain Power Agency
              Power Supply Revenue
              6.250%, 07/01/07 . . . . . . . . . . . . . . . . $        334,530
     200,000  Jordan School District, Series A, G.O.
              5.250%, 06/15/00 . . . . . . . . . . . . . . . .          204,614
     350,000  Tooele County, Utah Hazardous Waste
              Treatment Revenue
              5.700%, 11/01/26 . . . . . . . . . . . . . . . .          348,922
     200,000  Utah State Building Ownership Authority
              Lease Revenue, Series A
              5.125%, 05/15/03 . . . . . . . . . . . . . . . .          206,488
                                                               ----------------
                                                                      1,094,554
                                                               ----------------

              VIRGINIA - 6.03%
     250,000  Henrico County, Virginia
              Industrial Redevelopment
              Authority Revenue
              5.300%, 12/01/11 . . . . . . . . . . . . . . . .          260,375
     250,000  Virginia State Housing Development Authority
              Commonwealth Mortgage, Series H
              4.750%, 07/01/07 . . . . . . . . . . . . . . . .          250,908
     250,000  Virginia State Public School
              Authority Revenue
              5.500%, 08/01/03 . . . . . . . . . . . . . . . .          265,128
                                                               ----------------
                                                                        776,411
                                                               ----------------

              WASHINGTON - 3.94%
     475,000  King County, Washington, Series A, G.O.
              5.800%, 01/01/04 . . . . . . . . . . . . . . . .          507,476
                                                               ----------------

              WISCONSIN - 4.41%
     300,000  Wisconsin Housing & Economic Development
              Authority Home Ownership Revenue
              Series A
              5.375%, 09/01/17 . . . . . . . . . . . . . . . .          299,439
     250,000  State of Wisconsin, Series A, G.O.
              5.750%, 05/01/04 . . . . . . . . . . . . . . . .          267,363
                                                               ----------------
                                                                        566,802
                                                               ----------------

              TOTAL MUNICIPAL SECURITIES . . . . . . . . . . .       12,448,283
              (Cost $12,183,820)                               ----------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)                  APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                         Market
Shares                                                                    Value
------                                                                    -----
INVESTMENT COMPANIES - 3.73%
     267,919  Goldman Sachs Tax Exempt Fund  . . . . . . . . . $        267,919
     212,531  Provident Munifund . . . . . . . . . . . . . . .          212,531
                                                               ----------------
              TOTAL INVESTMENT COMPANIES . . . . . . . . . . .          480,450
              (Cost $480,450)                                  ----------------

TOTAL INVESTMENTS - 100.48%. . . . . . . . . . . . . . . . . .       12,928,733
(Cost $12,664,270)*                                            ----------------

LIABILITIES NET OF CASH AND OTHER ASSETS - (0.48%) . . . . . .          (61,736)
                                                               ----------------
NET ASSETS - 100.00% . . . . . . . . . . . . . . . . . . . . . $     12,866,997
                                                               ----------------
                                                               ----------------

--------------------
*         Aggregate cost for Federal income tax purposes is $12,664,270.

          Gross unrealized appreciation           $  286,175
          Gross unrealized (depreciation)            (21,712)
                                                  ----------
          Net unrealized appreciation             $  264,463
                                                  ----------
                                                  ----------

AMBAC     American Municipal Board Assurance Corp.
FGIC      Federal Guaranty Insurance Corp.
G.O.      General Obligation
IDA       Industrial Development Authority
MBIA      Municipal Bond Insurance Association

PORTFOLIO COMPOSITION (Moody's Ratings)
Investment Companies                                      4%
Rated Corporate Notes and Bonds:
Aaa                                                      51%
Aa                                                       31%
A                                                         8%
Baa                                                       3%
NR                                                        3%
                                                       -----
                                                        100%
                                                       -----
                                                       -----


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

ALLEGHANY FUNDS
CHICAGO TRUST MONEY MARKET FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                              APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                      Amortized
Par Value                                                                Cost
---------                                                                ----
COMMERCIAL PAPER - 84.46%

$  2,600,000  Heller Financial, Inc.
              5.754%, 05/01/98 . . . . . . . . . . . . . . . . $      2,600,000
   3,900,000  Sears Roebuck Acceptance Corp.
              5.587%, 05/01/98 . . . . . . . . . . . . . . . .        3,900,000
   4,000,000  Northern Trust Co.
              5.291%, 05/04/98 (A) . . . . . . . . . . . . . .        3,998,167
  10,000,000  BankAmerica Corp.
              6.150%, 05/05/98 . . . . . . . . . . . . . . . .       10,000,342
   1,900,000  Transamerica Financial Group
              5.556%, 05/05/98 (A) . . . . . . . . . . . . . .        1,898,835
   3,022,000  Transamerica Finance Group
              5.527%, 05/06/98 (A) . . . . . . . . . . . . . .        3,019,687
  10,000,000  Norwest Financial, Inc.
              5.556%, 05/07/98 . . . . . . . . . . . . . . . .       10,000,000
   6,000,000  General Electric Capital Corp.
              5.568%, 05/08/98 . . . . . . . . . . . . . . . .        6,000,000
  12,660,000  Toyota Motor Credit Corp.
              0.000%, 05/08/98 (A) . . . . . . . . . . . . . .       12,646,412
   2,500,000  Sears Roebuck Acceptance Corp.
              5.581%, 05/11/98 . . . . . . . . . . . . . . . .        2,500,000
   6,500,000  IBM Credit Corp.
              5.518%, 05/11/98 . . . . . . . . . . . . . . . .        6,500,000
  12,000,000  Pitney Bowes Credit Corp.
              5.513%, 05/13/98 (A) . . . . . . . . . . . . . .       11,978,040
   1,175,000  General Electric Capital Corp.
              5.583%, 05/15/98 . . . . . . . . . . . . . . . .        1,175,000
   2,500,000  Household Finance Corp.
              5.570%, 05/15/98 . . . . . . . . . . . . . . . .        2,500,000
   2,200,000  Sears Roebuck Acceptance Corp.
              5.573%, 05/15/98 . . . . . . . . . . . . . . . .        2,200,000
   1,200,000  General Electric Capital Corp.
              5.577%, 05/18/98 . . . . . . . . . . . . . . . .        1,200,000
   5,000,000  Bell Atlantic
              5.528%, 05/19/98 (A) . . . . . . . . . . . . . .        4,986,225
   3,000,000  General Motors Acceptance Corp.
              5.537%, 05/19/98 . . . . . . . . . . . . . . . .        3,000,000
   1,057,000  Transamerica Financial Group
              5.543%, 05/19/98 (A) . . . . . . . . . . . . . .        1,054,083
   5,000,000  Commercial Credit Co.
              5.529%, 05/20/98 . . . . . . . . . . . . . . . .        5,000,000
   6,000,000  IBM Credit Corp.
              5.536%, 05/21/98 . . . . . . . . . . . . . . . .        6,000,000
   3,000,000  Beneficial Corp. Int Bearing
              5.509%, 05/21/98 . . . . . . . . . . . . . . . .        3,000,000
   2,300,000  Associates Corp. of North America
              5.547%, 05/22/98 . . . . . . . . . . . . . . . .        2,300,000
   6,000,000  Associates Corp. N. A.
              5.570%, 05/22/98 . . . . . . . . . . . . . . . .        6,000,000

                                                                      Amortized
Par Value                                                                Cost
---------                                                                ----
COMMERCIAL PAPER (CONTINUED)

$  3,400,000  Sears Roebuck Acceptance Corp.
              5.563%, 05/26/98 . . . . . . . . . . . . . . . . $      3,400,000
   4,500,000  Household Finance Corp.
              5.540%, 05/26/98 . . . . . . . . . . . . . . . .        4,500,000
   6,700,000  Prudential Funding Corp.
              5.541%, 05/27/98 . . . . . . . . . . . . . . . .        6,700,000
   5,000,000  Transamerica Financial
              5.548%, 05/28/98 (A) . . . . . . . . . . . . . .        4,979,338
   4,000,000  American Express Credit Corp.
              5.536%, 06/02/98 . . . . . . . . . . . . . . . .        4,000,000
   5,000,000  Household Finance Corp.
              5.534%, 06/03/98 . . . . . . . . . . . . . . . .        5,000,000
   1,500,000  Trans America Financial
              5.537%, 06/05/98 (A) . . . . . . . . . . . . . .        1,491,979
   5,500,000  Chrysler Financial Corp.
              5.558%, 06/12/98 (A) . . . . . . . . . . . . . .        5,464,644
   1,500,000  Chrysler Financial Corp.
              6.500%, 06/15/98 . . . . . . . . . . . . . . . .        1,501,183
   2,300,000  American Express Credit Corp.
              5.536%, 06/17/98 . . . . . . . . . . . . . . . .        2,300,000
   2,500,000  General Motors Acceptance Corp.
              5.529%, 06/19/98 . . . . . . . . . . . . . . . .        2,500,000
   7,000,000  Commercial Credit Co.
              5.540%, 06/22/98 . . . . . . . . . . . . . . . .        7,000,000
  10,000,000  Coca Cola Co.
              5.597%, 06/22/98 (A) . . . . . . . . . . . . . .        9,919,833
   6,000,000  Corestates Bank
              5.520%, 07/10/98 . . . . . . . . . . . . . . . .        6,000,000
   6,000,000  Ford Motor Credit Co.
              5.551%, 07/14/98 . . . . . . . . . . . . . . . .        6,000,000
   2,000,000  Ford Motor Credit Co.
              5.562%, 07/16/98 . . . . . . . . . . . . . . . .        2,000,000
   4,000,000  Ford Motor Credit Co.
              5.556%, 07/16/98 . . . . . . . . . . . . . . . .        4,000,000
   7,000,000  American General Finance
              5.565%, 07/22/98 . . . . . . . . . . . . . . . .        7,000,000
   6,000,000  Corestates Bank
              5.600%, 09/25/98 . . . . . . . . . . . . . . . .        6,000,000
                                                               ----------------
              TOTAL COMMERCIAL PAPER . . . . . . . . . . . . .      203,213,768
              (Cost $203,213,768)                              ----------------

GIC WITHIN FUNDING AGREEMENT - 4.16%
  10,000,000  Allstate Life Funding Agreement GIC
              5.758%,12/01/98. . . . . . . . . . . . . . . . .       10,000,000
                                                               ----------------
              TOTAL GIC WITHIN FUNDING AGREEMENT . . . . . . .       10,000,000
              (Cost $10,000,000)                               ----------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST MONEY MARKET FUND
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)                  APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                      Amortized
Par Value                                                                Cost
---------                                                                ----
TIME DEPOSITS - 5.07%
$  5,400,000  Canadian Imperial of Commerce
              5.560%,05/01/98. . . . . . . . . . . . . . . . . $      5,400,000
   4,300,000  Canadian Imperial of Commerce
              5.560%,05/29/98. . . . . . . . . . . . . . . . .        4,300,000
   2,500,000  Canadian Imperial of Commerce
              5.530%,07/20/98. . . . . . . . . . . . . . . . .        2,500,000
                                                               ----------------
              TOTAL TIME DEPOSITS. . . . . . . . . . . . . . .       12,200,000
              (Cost $12,200,000)                               ----------------

REPURCHASE AGREEMENTS - 5.99%
  14,401,000  J P Morgan
              5.350%,dated 04/30/98 to be repurchased
              on 05/01/98 at $14,403,140
              (Collateralized by U.S. Treasury Note
              6.3750%, due 04/30/99)
              Total Par $14,598,000. . . . . . . . . . . . . .       14,401,000
                                                               ----------------
              TOTAL REPURCHASE AGREEMENT . . . . . . . . . . .       14,401,000
              (Cost $14,401,000)                               ----------------


TOTAL INVESTMENTS - 99.68% . . . . . . . . . . . . . . . . . .      239,814,768
(Cost $239,814,768)*                                           ----------------

NET OTHER ASSETS AND LIABILITIES - 0.32% . . . . . . . . . . .          777,165
                                                               ----------------
NET ASSETS - 100.00% . . . . . . . . . . . . . . . . . . . . . $    240,591,933
                                                               ----------------
                                                               ----------------

--------------------
(A)       Annualized yield at time of purchase
* At April 30, 1998, cost is identical for book and Federal income tax purposes.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                  APRIL 30, 1998
--------------------------------------------------------------------------------


                                                                           CHICAGO TRUST
                                                       MONTAG & CALDWELL  GROWTH & INCOME    CHICAGO TRUST     CHICAGO TRUST
                                                          GROWTH FUND          FUND           TALON FUND       BALANCED FUND
                                                       -----------------  ---------------    -------------     -------------
ASSETS:
   Investments:
     Investments at cost. . . . . . . . . . . . . . .  $ 1,054,534,406    $  229,357,104     $  27,761,023     $ 161,958,237
     Repurchase agreements. . . . . . . . . . . . . .               --         8,823,000                --         2,703,000
     Net unrealized appreciation  . . . . . . . . . .      324,066,354       116,411,960         4,283,327        49,364,728
                                                       ---------------    --------------     -------------     -------------
     Total investments at value . . . . . . . . . . .    1,378,600,760       354,592,064        32,044,350       214,025,965
   Cash   . . . . . . . . . . . . . . . . . . . . . .               10                --                22                --
   Receivables:
     Dividends and interest . . . . . . . . . . . . .        1,108,576            59,676            29,848         1,185,993
     Fund shares sold . . . . . . . . . . . . . . . .        3,717,826           221,059               100           275,000
     Investments sold . . . . . . . . . . . . . . . .               --                --           483,647                --
     Due from Advisor, net. . . . . . . . . . . . . .               --                --                --                --
   Deferred organization costs  . . . . . . . . . . .            5,017             3,096             4,624             3,340
   Prepaid Expenses . . . . . . . . . . . . . . . . .           16,990             6,074             1,233             3,091
                                                       ---------------    --------------     -------------     -------------
          Total assets. . . . . . . . . . . . . . . .    1,383,449,179       354,881,969        32,563,824       215,493,389
                                                       ---------------    --------------     -------------     -------------

LIABILITIES:
   Payables:
     Bank overdraft . . . . . . . . . . . . . . . . .               --             1,560                --            51,746
     Dividend distribution. . . . . . . . . . . . . .               --                --                --                --
     Investments purchased. . . . . . . . . . . . . .       14,779,677                --         1,887,663                --
     Fund shares redeemed . . . . . . . . . . . . . .        5,178,790           144,634            10,002            24,942
     Due to Advisor, net. . . . . . . . . . . . . . .          787,803           203,167            18,033           124,329
     Distribution fee . . . . . . . . . . . . . . . .          148,408           142,864            11,654           192,837
     Trustee fees . . . . . . . . . . . . . . . . . .              625               625               625               625
   Accrued expenses . . . . . . . . . . . . . . . . .          285,402            56,474            12,798            66,009
                                                       ---------------    --------------     -------------     -------------
          Total liabilities . . . . . . . . . . . . .       21,180,705           549,324         1,940,775           460,488
                                                       ---------------    --------------     -------------     -------------

NET ASSETS. . . . . . . . . . . . . . . . . . . . . .  $ 1,362,268,474    $  354,332,645     $  30,623,049     $ 215,032,901
                                                       ---------------    --------------     -------------     -------------
                                                       ---------------    --------------     -------------     -------------

NET ASSETS CONSIST OF:
   Capital paid-in  . . . . . . . . . . . . . . . . .  $ 1,011,878,933    $  214,493,959     $  25,578,542     $ 155,218,651
   Accumulated undistributed (distribution
     in excess of) net investment income (loss) . . .         (853,902)         (297,454)           33,390           540,989
   Accumulated net realized gain (loss)
     on investments . . . . . . . . . . . . . . . . .       27,177,089        23,724,180           727,790         9,908,533
   Net unrealized appreciation
     on investments . . . . . . . . . . . . . . . . .      324,066,354       116,411,960         4,283,327        49,364,728
                                                       ---------------    --------------     -------------     -------------
TOTAL NET ASSETS  . . . . . . . . . . . . . . . . . .  $ 1,362,268,474    $  354,332,645     $  30,623,049     $ 215,032,901
                                                       ---------------    --------------     -------------     -------------
                                                       ---------------    --------------     -------------     -------------

SHARES OF BENEFICIAL INTEREST OUTSTANDING . . . . . .       50,103,882        15,701,939         2,005,173        18,215,489

NET ASSET VALUE
   Offering and redemption price per share
   (Net Assets/Shares Outstanding). . . . . . . . . .  $            (A)   $        22.57     $       15.27     $       11.80
                                                       ---------------    --------------     -------------     -------------
                                                       ---------------    --------------     -------------     -------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                             CHICAGO TRUST     CHICAGO TRUST
                                                       MONTAG & CALDWELL   CHICAGO TRUST     MUNICIPAL BOND     MONEY MARKET
                                                         BALANCED FUND       BOND FUND            FUND              FUND
                                                       -----------------  ---------------    --------------    -------------
ASSETS:
   Investments:
     Investments at cost. . . . . . . . . . . . . . .  $   116,910,900    $  130,003,917     $  12,664,270     $ 225,413,768
     Repurchase agreements. . . . . . . . . . . . . .               --         7,771,000                --        14,401,000
     Net unrealized appreciation  . . . . . . . . . .       22,107,970         2,550,118           264,463                --
                                                       ---------------    --------------     -------------     -------------
     Total investments at value . . . . . . . . . . .      139,018,870       140,325,035        12,928,733       239,814,768
   Cash   . . . . . . . . . . . . . . . . . . . . . .               22                --            74,821           699,669
   Receivables:
     Dividends and interest . . . . . . . . . . . . .          896,525         1,894,518           211,049         1,230,708
     Fund shares sold . . . . . . . . . . . . . . . .          197,494           207,651                --                --
     Investments sold . . . . . . . . . . . . . . . .               --            24,639                --                --
     Due from Advisor, net. . . . . . . . . . . . . .               --                --             7,407                --
   Deferred organization costs  . . . . . . . . . . .            5,017             3,096             3,096             3,096
   Prepaid Expenses . . . . . . . . . . . . . . . . .            1,942             2,322               258             4,524
                                                       ---------------    --------------     -------------     -------------
          Total assets. . . . . . . . . . . . . . . .      140,119,870       142,457,261        13,225,364       241,752,765
                                                       ---------------    --------------     -------------     -------------

LIABILITIES:
   Payables:
     Bank overdraft . . . . . . . . . . . . . . . . .               --           136,871                --                --
     Dividend distribution. . . . . . . . . . . . . .               --                --                --         1,061,688
     Investments purchased. . . . . . . . . . . . . .          244,654           265,953           300,426                --
     Fund shares redeemed . . . . . . . . . . . . . .           45,942            85,619                --                --
     Due to Advisor, net. . . . . . . . . . . . . . .           85,847            42,830                --            75,187
     Distribution fee . . . . . . . . . . . . . . . .            4,582           174,777            50,569                --
     Trustee fees . . . . . . . . . . . . . . . . . .              625               625               625               625
   Accrued expenses . . . . . . . . . . . . . . . . .           67,714            23,721             6,747            23,332
                                                       ---------------    --------------     -------------     -------------
          Total liabilities . . . . . . . . . . . . .          449,364           730,396           358,367         1,160,832
                                                       ---------------    --------------     -------------     -------------

NET ASSETS. . . . . . . . . . . . . . . . . . . . . .  $   139,670,506    $  141,726,865     $  12,866,997     $ 240,591,933
                                                       ---------------    --------------     -------------     -------------
                                                       ---------------    --------------     -------------     -------------

NET ASSETS CONSIST OF:
   Capital paid-in  . . . . . . . . . . . . . . . . .  $   114,473,183    $  138,405,787     $  12,660,144     $ 240,591,933
   Accumulated undistributed (distribution
     in excess of) net investment income (loss) . . .          303,205           339,161            22,620                --
   Accumulated net realized gain (loss)
     on investments . . . . . . . . . . . . . . . . .        2,786,148           431,799           (80,230)               --
   Net unrealized appreciation
     on investments . . . . . . . . . . . . . . . . .       22,107,970         2,550,118           264,463                --
                                                       ---------------    --------------     -------------     -------------
TOTAL NET ASSETS  . . . . . . . . . . . . . . . . . .  $   139,670,506    $  141,726,865     $  12,866,997     $ 240,591,933
                                                       ---------------    --------------     -------------     -------------
                                                       ---------------    --------------     -------------     -------------

SHARES OF BENEFICIAL INTEREST OUTSTANDING . . . . . .        7,949,551        13,980,932         1,267,571       240,591,933

NET ASSET VALUE
   Offering and redemption price per share
   (Net Assets/Shares Outstanding). . . . . . . . . .  $         17.57    $        10.14     $       10.15     $        1.00
                                                       ---------------    --------------     -------------     -------------
                                                       ---------------    --------------     -------------     -------------


(A)  Montag & Caldwell Growth Fund Class N (Retail):
     Net Asset Value, offering price and redemption price per share (Based on net assets of $843,597,433 and 31,081,246 shares issued and outstanding) $27.14

     Montag & Caldwell Growth Fund Class I (Institutional):
     Net Asset Value, offering price and redemption price per share (Based on net assets of $518,671,041 and 19,022,636 shares issued and outstanding) $27.27


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                           CHICAGO TRUST
                                                       MONTAG & CALDWELL  GROWTH & INCOME    CHICAGO TRUST     CHICAGO TRUST
                                                          GROWTH FUND          FUND           TALON FUND       BALANCED FUND
                                                       -----------------  ---------------    -------------     -------------
INVESTMENT INCOME:
   Dividends. . . . . . . . . . . . . . . . . . . . .    $   3,513,382     $   1,173,389     $      83,632     $     506,334
   Interest . . . . . . . . . . . . . . . . . . . . .        1,192,970           401,461           214,679         2,955,841
                                                         -------------     -------------     -------------     -------------
   Total investment income. . . . . . . . . . . . . .        4,706,352         1,574,850           298,311         3,462,175
                                                         -------------     -------------     -------------     -------------

EXPENSES:
   Investment advisory fees . . . . . . . . . . . . .        3,942,606         1,072,479           121,090           696,670
   Distribution expenses. . . . . . . . . . . . . . .          800,433           383,028            37,841           248,811
   Transfer agent fees. . . . . . . . . . . . . . . .          145,474            39,616            17,655            10,779
   Administration fees. . . . . . . . . . . . . . . .          301,029            90,125             8,914            58,592
   Accounting fees. . . . . . . . . . . . . . . . . .              715             1,046               987             5,763
   Registration expenses. . . . . . . . . . . . . . .          165,297            23,550            11,328            13,937
   Custodian fees . . . . . . . . . . . . . . . . . .           12,677             9,987             6,666            11,567
   Professional fees. . . . . . . . . . . . . . . . .           29,776            14,547             8,174            12,416
   Amortization of organization costs . . . . . . . .            1,653             2,478             1,653               695
   Report to shareholder expense. . . . . . . . . . .           27,090             7,758               716             4,961
   Trustees fees. . . . . . . . . . . . . . . . . . .            1,797             1,797             1,797             1,797
   Other expenses . . . . . . . . . . . . . . . . . .          131,707            36,826             2,785            28,252
                                                         -------------     -------------     -------------     -------------
     Total expenses . . . . . . . . . . . . . . . . .        5,560,254         1,683,237           219,606         1,094,240
                                                         -------------     -------------     -------------     -------------
     Expenses reimbursed. . . . . . . . . . . . . . .               --                --           (22,595)               --
                                                         -------------     -------------     -------------     -------------
     Net expenses . . . . . . . . . . . . . . . . . .        5,560,254         1,683,237           197,011         1,094,240
                                                         -------------     -------------     -------------     -------------
NET INVESTMENT INCOME (LOSS). . . . . . . . . . . . .         (853,902)         (108,387)          101,300         2,367,935
                                                         -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS :
   Net realized gain on investments (including
   a net realized loss on option transactions of
   ($96,126) in the Talon Fund) . . . . . . . . . . .       27,275,289        23,724,702           883,465         9,909,956
   Net change in unrealized appreciation
     (depreciation) on investments  . . . . . . . . .      176,925,518        39,375,707           154,821        15,766,549
                                                         -------------     -------------     -------------     -------------

   NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . .      204,200,807        63,100,409         1,038,286        25,676,505
                                                         -------------     -------------     -------------     -------------

NET INCREASE IN NET
   ASSETS FROM OPERATIONS . . . . . . . . . . . . . .    $ 203,346,905     $  62,992,022     $   1,139,586     $  28,044,440
                                                         -------------     -------------     -------------     -------------
                                                         -------------     -------------     -------------     -------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                            CHICAGO TRUST      CHICAGO TRUST
                                                       MONTAG & CALDWELL   CHICAGO TRUST    MUNICIPAL BOND     MONEY MARKET
                                                         BALANCED FUND       BOND FUND           FUND              FUND
                                                       -----------------   -------------    --------------     ------------
INVESTMENT INCOME:
   Dividends. . . . . . . . . . . . . . . . . . . . .    $     229,397     $          --     $          --     $          --
   Interest . . . . . . . . . . . . . . . . . . . . .        1,412,613         4,527,566           297,615         7,116,190
                                                         -------------     -------------     -------------     -------------
   Total investment income. . . . . . . . . . . . . .        1,642,010         4,527,566           297,615         7,116,190
                                                         -------------     -------------     -------------     -------------

EXPENSES:
   Investment advisory fees . . . . . . . . . . . . .          415,654           366,318            37,735           501,524
   Distribution Expenses. . . . . . . . . . . . . . .          138,551           166,508            12,746                --
   Transfer agent fees. . . . . . . . . . . . . . . .           14,816            11,907            10,052            16,193
   Administration fees. . . . . . . . . . . . . . . .           32,549            39,223             3,705            73,872
   Accounting fees. . . . . . . . . . . . . . . . . .            3,145             4,854             1,578             3,671
   Registration expenses. . . . . . . . . . . . . . .           24,617            18,295             7,647            13,317
   Custodian fees . . . . . . . . . . . . . . . . . .            9,850            10,925             5,386            10,714
   Professional fees. . . . . . . . . . . . . . . . .           10,281            10,840             8,218            14,128
   Amortization of organization costs . . . . . . . .            1,653             2,478             2,478             2,478
   Report to shareholder expense. . . . . . . . . . .            2,880             3,304               308             6,625
   Trustees fees. . . . . . . . . . . . . . . . . . .            1,797             1,797             1,797             1,797
   Other expenses . . . . . . . . . . . . . . . . . .           33,922            12,540               517            16,335
                                                         -------------     -------------     -------------     -------------
     Total Expenses . . . . . . . . . . . . . . . . .          689,715           648,989            92,167           660,654
                                                         -------------     -------------     -------------     -------------
     Expenses reimbursed. . . . . . . . . . . . . . .               --          (116,618)          (52,819)          (24,451)
                                                         -------------     -------------     -------------     -------------
     Net expenses . . . . . . . . . . . . . . . . . .          689,715           532,371            39,348           636,203
                                                         -------------     -------------     -------------     -------------
NET INVESTMENT INCOME (LOSS). . . . . . . . . . . . .          952,295         3,995,195           258,267         6,479,987
                                                         -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS :
   Net realized gain on investments (including
   a net realized loss on option transactions of
   ($96,126) in the Talon Fund) . . . . . . . . . . .        2,819,314           457,088            10,880                --
   Net change in unrealized appreciation
     (depreciation) on investments. . . . . . . . . .       10,563,907          (282,110)          (55,026)               --
                                                         -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENT. . . . . . . . . . . . .       13,383,221           174,978           (44,146)               --
                                                         -------------     -------------     -------------     -------------
NET INCREASE IN NET
   ASSETS FROM OPERATIONS . . . . . . . . . . . . . .      $14,335,516        $4,170,173          $214,121        $6,479,987
                                                         -------------     -------------     -------------     -------------
                                                         -------------     -------------     -------------     -------------

ALLEGHANY FUNDS
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        MONTAG & CALDWELL GROWTH FUND     CHICAGO TRUST GROWTH & INCOME FUND
                                                        --------------------------------  ----------------------------------
                                                        SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                                         APRIL 30, 1998      OCTOBER 31,     APRIL 30, 1998     OCTOBER 31,
                                                           (UNAUDITED)          1997           (UNAUDITED)         1997
                                                        ----------------  ---------------   --------------    --------------
NET ASSETS AT BEGINNING OF PERIOD . . . . . . . . . .   $  748,418,166    $  218,649,895    $  274,607,907    $  205,133,317
                                                        --------------    --------------    --------------    --------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss) . . . . . . . . . . .         (853,902)       (1,327,085)         (108,387)        1,018,470
   Net realized gain on investments sold
     and purchased options transactions . . . . . . .       27,275,289         8,570,687        23,724,702        19,177,699
   Net change in unrealized appreciation
     on investments and assets
     and liabilities in purchased options . . . . . .      176,925,518       114,427,550        39,375,707        33,416,450
                                                        --------------    --------------    --------------    --------------
   Net increase in net assets
     from operations. . . . . . . . . . . . . . . . .      203,346,905       121,671,152        62,992,022        53,612,619
                                                        --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREOWNERS FROM:
   Net investment income:
     Retail Class . . . . . . . . . . . . . . . . . .               --                --          (189,067)       (1,152,026)
     Institutional Class. . . . . . . . . . . . . . .               --           (26,630)               --                --
   Net realized gain on investments:
     Retail Class . . . . . . . . . . . . . . . . . .       (4,750,066)       (1,466,613)      (19,149,159)       (4,334,020)
     Institutional Class. . . . . . . . . . . . . . .       (2,772,360)         (412,803)               --                --
                                                        --------------    --------------    --------------    --------------
     Total distributions. . . . . . . . . . . . . . .       (7,522,426)       (1,906,046)      (19,338,226)       (5,486,046)
                                                        --------------    --------------    --------------    --------------

CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares:
     Retail Class . . . . . . . . . . . . . . . . . .      325,972,580       339,687,434        39,621,122        50,803,893
     Institutional Class. . . . . . . . . . . . . . .      219,014,110       228,296,239                --                --
   Issued to shareowners in reinvestment of distributions:
     Retail Class . . . . . . . . . . . . . . . . . .        4,458,131         1,404,998        19,000,002         5,404,887
     Institutional Class. . . . . . . . . . . . . . .        2,260,596           396,515                --                --
   Cost of shares repurchased:
     Retail Class . . . . . . . . . . . . . . . . . .      (88,096,944)     (115,055,486)      (22,550,182)      (34,860,763)
     Institutional Class. . . . . . . . . . . . . . .      (45,582,644)      (44,726,535)               --                --
                                                        --------------    --------------    --------------    --------------
        Net increase from capital
          share transactions. . . . . . . . . . . . .      418,025,829       410,003,165        36,070,942        21,348,017
                                                        --------------    --------------    --------------    --------------
        Total increase in net assets. . . . . . . . .      613,850,308       529,768,271        79,724,738        69,474,590
                                                        --------------    --------------    --------------    --------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A). . . .   $1,362,268,474    $  748,418,166    $  354,332,645    $  274,607,907
                                                        --------------    --------------    --------------    --------------
                                                        --------------    --------------    --------------    --------------
(A) Undistributed (distribution in excess of)
    net investment income (loss). . . . . . . . . . .   $     (853,902)   $           --    $     (297,454)   $           --
                                                        --------------    --------------    --------------    --------------

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Retail Class:
     Sold. . . . . . . . . . . . . . . . . . . . . . .      13,291,394        16,692,907         1,874,516         2,806,114
     Issued to shareholders in reinvestment
       of distributions. . . . . . . . . . . . . . . .         197,788            79,785         1,006,991           326,567
     Repurchased . . . . . . . . . . . . . . . . . . .      (3,550,047)       (5,364,133)       (1,097,224)       (1,902,988)
   Institutional Class:
     Sold. . . . . . . . . . . . . . . . . . . . . . .       8,962,760        10,833,116                --                --
     Issued to shareholders in reinvestment
       of distributions. . . . . . . . . . . . . . . .          99,938            22,316                --                --
   Repurchased . . . . . . . . . . . . . . . . . . . .      (1,857,023)       (2,106,489)               --                --
                                                        --------------    --------------    --------------    --------------
     Net increase in shares outstanding. . . . . . . .      17,144,810        20,157,502         1,784,283         1,229,693
                                                        --------------    --------------    --------------    --------------
                                                        --------------    --------------    --------------    --------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           CHICAGO TRUST TALON FUND           CHICAGO TRUST BALANCED FUND
                                                        --------------------------------  ----------------------------------
                                                        SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                                         APRIL 30, 1998      OCTOBER 31,     APRIL 30, 1998     OCTOBER 31,
                                                           (UNAUDITED)          1997           (UNAUDITED)         1997
                                                        ----------------  ---------------   --------------    --------------
NET ASSETS AT BEGINNING OF PERIOD. . . . . . . . . . .  $   28,459,583    $   17,417,675    $  187,993,337    $  156,703,443
                                                        --------------    --------------    --------------    --------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss). . . . . . . . . . . .         101,300           162,715         2,367,935         4,843,563
   Net realized gain on investments sold
     and purchased options transactions. . . . . . . .         883,465         4,497,850         9,909,956        11,378,927
   Net change in unrealized appreciation
     on investments and assets
     and liabilities in purchased options. . . . . . .         154,821         1,618,377        15,766,549        15,462,457
                                                        --------------    --------------    --------------    --------------
   Net increase in net assets
     from operations . . . . . . . . . . . . . . . . .       1,139,586         6,278,942        28,044,440        31,684,947
                                                        --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREOWNERS FROM:
   Net investment income:
     Retail Class. . . . . . . . . . . . . . . . . . .        (105,163)         (134,407)       (2,451,582)       (4,764,936)
     Institutional Class . . . . . . . . . . . . . . .              --                --                --                --
   Net realized gain on investments:
     Retail Class. . . . . . . . . . . . . . . . . . .      (4,653,085)       (1,458,660)      (11,401,639)       (2,253,139)
     Institutional Class . . . . . . . . . . . . . . .              --                --                --                --
                                                        --------------    --------------    --------------    --------------
     Total distributions . . . . . . . . . . . . . . .      (4,758,248)       (1,593,067)      (13,853,221)       (7,018,075)
                                                        --------------    --------------    --------------    --------------

CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares:
     Retail Class. . . . . . . . . . . . . . . . . . .       6,136,793         6,345,104        17,356,662        28,395,564
     Institutional Class . . . . . . . . . . . . . . .              --                --                --                --
   Issued to shareowners in reinvestment of distributions:
     Retail Class. . . . . . . . . . . . . . . . . . .       4,701,233         1,577,255        13,847,940         7,017,789
     Institutional Class . . . . . . . . . . . . . . .              --                --                --                --
   Cost of shares repurchased:
     Retail Class. . . . . . . . . . . . . . . . . . .      (5,055,898)       (1,566,326)      (18,356,257)      (28,790,331)
     Institutional Class . . . . . . . . . . . . . . .              --                --                --                --
                                                        --------------    --------------    --------------    --------------
        Net increase from capital
          share transactions . . . . . . . . . . . . .       5,782,128         6,356,033        12,848,345         6,623,022
                                                        --------------    --------------    --------------    --------------
        Total increase in net assets . . . . . . . . .       2,163,466        11,041,908        27,039,564        31,289,894
                                                        --------------    --------------    --------------    --------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) . . . .  $   30,623,049    $   28,459,583    $  215,032,901    $  187,993,337
                                                        --------------    --------------    --------------    --------------
                                                        --------------    --------------    --------------    --------------
(A) Undistributed (distribution in excess of)
    net investment income (loss) . . . . . . . . . . .  $       33,390    $       37,253    $      540,989    $      624,636
                                                        --------------    --------------    --------------    --------------

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Retail Class:
     Sold. . . . . . . . . . . . . . . . . . . . . . .         396,506           397,032         1,559,397         2,757,711
     Issued to shareholders in reinvestment
       of distributions. . . . . . . . . . . . . . . .         314,892           107,919         1,304,119           699,716
     Repurchased . . . . . . . . . . . . . . . . . . .        (323,359)          (97,875)       (1,647,635)       (2,774,505)
   Institutional Class:
     Sold. . . . . . . . . . . . . . . . . . . . . . .              --                --                --                --
     Issued to shareholders in reinvestment
       of distributions. . . . . . . . . . . . . . . .              --                --                --                --
     Repurchased . . . . . . . . . . . . . . . . . . .              --                --                --                --
                                                        --------------    --------------    --------------    --------------
       Net increase in shares outstanding. . . . . . .         388,039           407,076         1,215,881           682,922
                                                        --------------    --------------    --------------    --------------
                                                        --------------    --------------    --------------    --------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                         MONTAG & CALDWELL BALANCED FUND       CHICAGO TRUST BOND FUND
                                                        ---------------------------------   --------------------------------
                                                        SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                                         APRIL 30, 1998      OCTOBER 31,     APRIL 30, 1998     OCTOBER 31,
                                                           (UNAUDITED)          1997           (UNAUDITED)         1997
                                                        ----------------  ---------------   ----------------  --------------
NET ASSETS AT BEGINNING OF PERIOD. . . . . . . . . . .  $   82,719,053    $   31,472,671    $  120,532,177    $   79,210,728
                                                        --------------    --------------    --------------    --------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
   Net investment income . . . . . . . . . . . . . . .         952,295           952,704         3,995,195         6,243,541
   Net realized gain (loss) on investments sold  . . .       2,819,314         2,102,297           457,088           (36,729)
   Net change in unrealized appreciation
     (depreciation) of investments . . . . . . . . . .      10,563,907         7,581,239          (282,110)        2,754,254
                                                        --------------    --------------    --------------    --------------
   Net increase in net assets
     from operations . . . . . . . . . . . . . . . . .      14,335,516        10,636,240         4,170,173         8,961,066
                                                        --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREOWNERS FROM:
   Net investment income . . . . . . . . . . . . . . .        (834,653)         (837,377)       (4,108,631)       (6,043,358)
   Net realized gain on investments. . . . . . . . . .      (2,095,351)       (2,702,590)               --           (16,748)
                                                        --------------    --------------    --------------    --------------

     Total distributions . . . . . . . . . . . . . . .      (2,930,004)       (3,539,967)       (4,108,631)       (6,060,106)
                                                        --------------    --------------    --------------    --------------

CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares . . . . . . . . .      55,627,337        58,631,470        29,613,557        46,817,358
   Issued to shareowners in
     reinvestment of distributions . . . . . . . . . .       2,828,759         3,490,623         3,185,970         4,797,389
   Cost of shares repurchased. . . . . . . . . . . . .     (12,910,155)      (17,971,984)      (11,666,381)      (13,194,258)
                                                        --------------    --------------    --------------    --------------
     Net increase from
       capital share transactions. . . . . . . . . . .      45,545,941        44,150,109        21,133,146        38,420,489
                                                        --------------    --------------    --------------    --------------
     Total increase in net assets. . . . . . . . . . .      56,951,453        51,246,382        21,194,688        41,321,449
                                                        --------------    --------------    --------------    --------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) . . . .  $  139,670,506    $   82,719,053    $  141,726,865    $  120,532,177
                                                        --------------    --------------    --------------    --------------
                                                        --------------    --------------    --------------    --------------

(A) Undistributed net investment income. . . . . . . .  $      303,205    $      185,563    $      339,161    $      452,597
                                                        --------------    --------------    --------------    --------------

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold. . . . . . . . . . . . . . . . . . . . . . . .       3,371,266         3,939,135         2,944,089         4,734,805
   Issued to shareholders in reinvestment
     of distributions. . . . . . . . . . . . . . . . .         178,894           255,726           290,206           485,679
   Repurchased . . . . . . . . . . . . . . . . . . . .        (768,407)       (1,229,194)       (1,147,665)       (1,334,065)
                                                        --------------    --------------    --------------    --------------
     Net increase in shares outstanding. . . . . . . .       2,781,753         2,965,667         2,086,630         3,886,419
                                                        --------------    --------------    --------------    --------------
                                                        --------------    --------------    --------------    --------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        CHICAGO TRUST MUNICIPAL BOND FUND   CHICAGO TRUST MONEY MARKET FUND
                                                        ---------------------------------   --------------------------------
                                                        SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                                         APRIL 30, 1998      OCTOBER 31,     APRIL 30, 1998     OCTOBER 31,
                                                           (UNAUDITED)          1997           (UNAUDITED)         1997
                                                        ----------------  ---------------   ----------------  --------------
NET ASSETS AT BEGINNING OF PERIOD. . . . . . . . . . .  $   12,379,208    $   11,186,162    $  238,551,474    $  226,535,616
                                                        --------------    --------------    --------------    --------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
   Net investment income . . . . . . . . . . . . . . .         258,267           430,579         6,479,987        12,701,010
   Net realized gain (loss) on investments sold  . . .          10,880             6,147                --                --
   Net change in unrealized appreciation
     (depreciation) of investments . . . . . . . . . .         (55,026)          140,720                --                --
                                                        --------------    --------------    --------------    --------------
   Net increase in net assets
     from operations . . . . . . . . . . . . . . . . .         214,121           577,446         6,479,987        12,701,010
                                                        --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREOWNERS FROM:
   Net investment income . . . . . . . . . . . . . . .        (263,103)         (426,993)       (6,479,987)      (12,701,010)
   Net realized gain on investments. . . . . . . . . .              --                --                --                --
                                                        --------------    --------------    --------------    --------------
     Total distributions . . . . . . . . . . . . . . .        (263,103)         (426,993)       (6,479,987)      (12,701,010)
                                                        --------------    --------------    --------------    --------------

CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares . . . . . . . . .         866,702         1,375,126       284,113,157       569,551,234
   Issued to shareowners in
     reinvestment of distributions . . . . . . . . . .          17,396            21,748           165,513           434,377
   Cost of shares repurchased. . . . . . . . . . . . .        (347,327)         (354,281)     (282,238,211)     (557,969,753)
                                                        --------------    --------------    --------------    --------------
     Net increase from
       capital share transactions. . . . . . . . . . .         536,771         1,042,593         2,040,459        12,015,858
                                                        --------------    --------------    --------------    --------------
     Total increase in net assets. . . . . . . . . . .         487,789         1,193,046         2,040,459        12,015,858
                                                        --------------    --------------    --------------    --------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) . . . .  $   12,866,997    $   12,379,208    $  240,591,933    $  238,551,474
                                                        --------------    --------------    --------------    --------------
                                                        --------------    --------------    --------------    --------------

(A) Undistributed net investment income. . . . . . . .  $       22,620    $       27,456    $           --    $           --
                                                        --------------    --------------    --------------    --------------

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold. . . . . . . . . . . . . . . . . . . . . . . .          84,563           135,835       284,113,157       569,551,234
   Issued to shareholders in reinvestment
     of distributions. . . . . . . . . . . . . . . . .           1,702             2,159           165,513           434,377
   Repurchased . . . . . . . . . . . . . . . . . . . .         (34,028)          (35,025)     (282,238,211)     (557,969,753)
                                                        --------------    --------------    --------------    --------------
     Net increase in shares outstanding. . . . . . . .          52,237           102,969         2,040,459        12,015,858
                                                        --------------    --------------    --------------    --------------
                                                        --------------    --------------    --------------    --------------

ALLEGHANY FUNDS
FINANCIAL HIGHLIGHTS                                              APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                               MONTAG & CALDWELL GROWTH FUND
                                                            -----------------------------------------------------------------
                                                                                        RETAIL CLASS
                                                            -----------------------------------------------------------------
                                                             SIX MONTHS
                                                               ENDED             YEAR             YEAR              PERIOD
                                                              04/30/98           ENDED            ENDED             ENDED
                                                            (UNAUDITED)        10/31/97          10/31/96         10/31/95(a)
                                                            -----------       ----------        ----------        -----------
Net Asset Value, Beginning of Period . . . . . . . . . .    $    22.68        $    17.08        $    13.16        $    10.00
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss). . . . . . . . . . . .         (0.03)            (0.05)               --              0.02
     Net realized and unrealized gain
       on investments  . . . . . . . . . . . . . . . . .          4.70              5.79              3.93              3.16
                                                            ----------        ----------        ----------        ----------
       Total from investment operations. . . . . . . . .          4.67              5.74              3.93              3.18
                                                            ----------        ----------        ----------        ----------

   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income. . . . . . . . . . . . .            --                --             (0.01)            (0.02)
     Distributions from net realized
       gain on investments . . . . . . . . . . . . . . .         (0.21)            (0.14)               --                --
                                                            ----------        ----------        ----------        ----------
       Total distributions . . . . . . . . . . . . . . .         (0.21)            (0.14)            (0.01)            (0.02)
                                                            ----------        ----------        ----------        ----------
Net increase in net asset value. . . . . . . . . . . . .          4.46              5.60              3.92              3.16
                                                            ----------        ----------        ----------        ----------
Net Asset Value, End of Period . . . . . . . . . . . . .    $    27.14        $    22.68        $    17.08        $    13.16
                                                            ----------        ----------        ----------        ----------
                                                            ----------        ----------        ----------        ----------

TOTAL RETURN(1). . . . . . . . . . . . . . . . . . . . .         20.79%            33.82%            29.91%            31.87%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) . . . . . . . . . .    $  843,597        $  479,557        $  166,243        $   40,355
Ratios of expenses to average net assets:
   Before reimbursement of expenses
     by Advisor(2) . . . . . . . . . . . . . . . . . . .          1.20%             1.24%             1.32%             1.87%
   After reimbursement of expenses
     by Advisor(2) . . . . . . . . . . . . . . . . . . .          1.20%             1.23%             1.28%             1.30%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses
     by Advisor(2) . . . . . . . . . . . . . . . . . . .         (0.28)%           (0.38)%           (0.10)%           (0.36)%
   After reimbursement of expenses
     by Advisor(2) . . . . . . . . . . . . . . . . . . .         (0.28)%           (0.37)%           (0.06)%           0.20%
Portfolio Turnover(1). . . . . . . . . . . . . . . . . .         25.65%            18.65%            26.36%            34.46%
Average Commission Rate Paid . . . . . . . . . . . . . .    $   0.0558        $   0.0592        $   0.0639               N/R

--------------------------------------------------------
  (1)  Not annualized.
  (2)  Annualized.
  (a) Montag & Caldwell Growth Fund Retail Class commenced investment operations on November 2, 1994.
  N/R: Not required.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
FINANCIAL HIGHLIGHTS                                              APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                   MONTAG & CALDWELL GROWTH FUND
                                                           -----------------------------------------------
                                                                         INSTITUTIONAL CLASS
                                                           -----------------------------------------------
                                                           SIX MONTHS
                                                              ENDED              YEAR            PERIOD
                                                             04/30/98            ENDED            ENDED
                                                           (UNAUDITED)         10/31/97        10/31/96(a)
                                                           -----------        ----------       -----------
Net Asset Value, Beginning of Period . . . . . . . . . .    $    22.75        $    17.08        $    15.59
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment income . . . . . . . . . . . . . . . .            --                --              0.02
   Net realized and unrealized gain
     on investments. . . . . . . . . . . . . . . . . . .          4.73              5.81              1.49
                                                            ----------        ----------        ----------
     Total from investment operations. . . . . . . . . .          4.73              5.81              1.51
                                                            ----------        ----------        ----------

   LESS DISTRIBUTIONS:
   Distributions from and in excess
     of net investment income. . . . . . . . . . . . . .            --                --            (0.02)
   Distributions from net realized
     gain on investments . . . . . . . . . . . . . . . .         (0.21)            (0.14)               --
                                                            ----------        ----------        ----------
     Total distributions . . . . . . . . . . . . . . . .         (0.21)            (0.14)            (0.02)
                                                            ----------        ----------        ----------
Net increase in net asset value. . . . . . . . . . . . .          4.52             5.67               1.49
                                                            ----------        ----------        ----------
Net Asset Value, End of Period . . . . . . . . . . . . .    $    27.27        $    22.75        $    17.08
                                                            ----------        ----------        ----------
                                                            ----------        ----------        ----------

TOTAL RETURN(1). . . . . . . . . . . . . . . . . . . . .         20.99%            34.26%             9.67%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) . . . . . . . . . .    $  518,671        $  268,861        $   52,407
Ratios of expenses to average net assets:
   Before reimbursement of expenses
   by Advisor(2) . . . . . . . . . . . . . . . . . . . .          0.90%             0.93%             0.98%
   After reimbursement of expenses
   by Advisor(2) . . . . . . . . . . . . . . . . . . . .          0.90%             0.93%             0.98%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses
   by Advisor(2) . . . . . . . . . . . . . . . . . . . .          0.02%            (0.07)%            0.17%
   After reimbursement of expenses
   by Advisor(2) . . . . . . . . . . . . . . . . . . . .          0.02%            (0.06)%            0.17%
Portfolio Turnover(1). . . . . . . . . . . . . . . . . .         25.65%            18.65%            26.36%
Average Commission Rate Paid . . . . . . . . . . . . . .    $   0.0558        $   0.0592        $   0.0639


--------------
 (1) Not annualized.
 (2) Annualized.
 (a) Montag & Caldwell Growth Fund Institutional Class commenced investment operations on June 28, 1996.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
FINANCIAL HIGHLIGHTS                                              APRIL 30, 1998
--------------------------------------------------------------------------------


                                                                               CHICAGO TRUST GROWTH & INCOME FUND
                                                             -----------------------------------------------------------------------
                                                             SIX MONTHS
                                                                 ENDED         YEAR           YEAR           YEAR          PERIOD
                                                               04/30/98        ENDED          ENDED          ENDED         ENDED
                                                             (UNAUDITED)     10/31/97       10/31/96       10/31/95      10/31/94(a)
                                                             -----------     --------       --------       --------      -----------

Net Asset Value, Beginning of Period . . . . . . . . .       $   19.73       $  16.17       $  12.90       $  10.11      $   10.00
                                                             ---------       --------       --------       --------      ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss). . . . . . . . . . .           (0.01)          0.08           0.11           0.09           0.07
     Net realized and unrealized gain on investments .            4.23           3.91           3.34           2.79           0.10
                                                             ---------       --------       --------       --------      ---------

        Total from investment operations . . . . . . .            4.22           3.99           3.45           2.88           0.17
                                                             ---------       --------       --------       --------      ---------


   LESS DISTRIBUTIONS:
     Distributions from and in excess of net
       investment income . . . . . . . . . . . . . . .           (0.01)         (0.09)         (0.11)         (0.09)         (0.06)
     Distributions from net realized gain on investments         (1.37)         (0.34)         (0.07)            --             --
                                                             ---------       --------       --------       --------      ---------

        Total distributions. . . . . . . . . . . . . .           (1.38)         (0.43)         (0.18)         (0.09)         (0.06)
                                                             ---------       --------       --------       --------      ---------

Net increase in net asset value  . . . . . . . . . . .            2.84           3.56          3.27           2.79           0.11
                                                             ---------       --------       --------       --------      ---------

Net Asset Value, End of Period . . . . . . . . . . . .       $   22.57       $  19.73       $  16.17       $  12.90      $   10.11
                                                             ---------       --------       --------       --------      ---------
                                                             ---------       --------       --------       --------      ---------



TOTAL RETURN(1). . . . . . . . . . . . . . . . . . . .           22.76%         25.16%         26.98%         28.66%          1.73%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) . . . . . . . . .       $ 354,333       $274,608       $205,133       $172,296      $  12,282
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor(2). . .            1.10%          1.12%          1.15%          1.50%          2.21%
   After reimbursement of expenses by Advisor(2) . . .            1.10%          1.07%(3)       1.00%          1.09%(4)       1.20%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor(2). . .           (0.07)%         0.36%          0.62%          0.33%         (0.15)%
   After reimbursement of expenses by Advisor(2) . . .           (0.07)%         0.41%          0.77%          0.74%          0.86%
Portfolio Turnover(1). . . . . . . . . . . . . . . . .           24.09%         30.58%         25.48%          9.00%         37.01%
Average Commission Rate Paid . . . . . . . . . . . . .       $  0.0525       $ 0.0530       $ 0.0571            N/R            N/R

-----------------------------------------------------
     (1)  Not annualized.
     (2)  Annualized.
     (3) The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on February 28, 1997.
     (4) The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 1.20% to 1.00% on September 21, 1995.
     (a) Chicago Trust Growth & Income Fund commenced investment operations on December 13, 1993.
N/R: Not required.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
FINANCIAL HIGHLIGHTS                                              APRIL 30, 1998
--------------------------------------------------------------------------------


                                                                                     CHICAGO TRUST TALON FUND
                                                             -----------------------------------------------------------------------
                                                             SIX MONTHS
                                                                 ENDED         YEAR           YEAR           YEAR          PERIOD
                                                               04/30/98        ENDED          ENDED          ENDED         ENDED
                                                             (UNAUDITED)     10/31/97       10/31/96       10/31/95      10/31/94(a)
                                                             -----------     --------       --------       --------      -----------

Net Asset Value, Beginning of Period . . . . . . . . .       $   17.60       $  14.39       $  12.07       $  10.25      $   10.00
                                                             ---------       --------       --------       --------      ---------

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income . . . . . . . . . . . . . .            0.05           0.11           0.04           0.09           0.02
     Net realized and unrealized gain on investments
     and options . . . . . . . . . . . . . . . . . . .            0.51           4.38           3.01           1.84           0.23
                                                             ---------       --------       --------       --------      ---------

          Total from investment operations . . . . . .            0.56           4.49           3.05           1.93           0.25
                                                             ---------       --------       --------       --------      ---------


   LESS DISTRIBUTIONS:
     Distributions from and in excess of net
       investment income . . . . . . . . . . . . . . .           (0.06)         (0.09)         (0.03)         (0.11)            --
     Distributions from net realized gain on investments         (2.83)         (1.19)         (0.70)            --             --
                                                             ---------       --------       --------       --------      ---------
          Total distributions  . . . . . . . . . . . .           (2.89)         (1.28)         (0.73)         (0.11)            --
                                                             ---------       --------       --------       --------      ---------
Net increase (decrease) in net asset value . . . . . .           (2.33)          3.21           2.32           1.82           0.25
                                                             ---------       --------       --------       --------      ---------
Net Asset Value, End of Period . . . . . . . . . . . .       $   15.27       $  17.60       $  14.39       $  12.07      $   10.25
                                                             ---------       --------       --------       --------      ---------
                                                             ---------       --------       --------       --------      ---------



TOTAL RETURN(1). . . . . . . . . . . . . . . . . . . .            3.58%         33.47%         26.51%         18.92%          2.50%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) . . . . . . . . .       $  30,623       $ 28,460       $ 17,418       $ 10,538      $   4,355
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor(2). . .            1.45%          1.67%          1.98%          3.04%          7.82%
   After reimbursement of expenses by Advisor(2) . . .            1.30%          1.30%          1.30%          1.30%          1.30%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor(2). . .            0.52%          0.34%         (0.38)%        (0.97)%        (4.13)%
   After reimbursement of expenses by Advisor(2) . . .            0.67%          0.71%          0.30%          0.77%          2.39%
Portfolio Turnover(1)  . . . . . . . . . . . . . . . .           28.36%        112.72%        126.83%        229.43%         33.66%
Average Commission Rate Paid . . . . . . . . . . . . .       $  0.0599       $ 0.0591       $ 0.0612            N/R            N/R

-----------------------------------------------------
   (1)    Not annualized.
   (2)    Annualized.
   (a) Chicago Trust Talon Fund commenced investment operations on September 19, 1994.
N/R:      Not required.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
FINANCIAL HIGHLIGHTS                                              APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                            CHICAGO TRUST BALANCED FUND
                                                             --------------------------------------------------------
                                                             SIX MONTHS
                                                                ENDED           YEAR           YEAR         PERIOD
                                                               04/30/98         ENDED          ENDED         ENDED
                                                             (UNAUDITED)      10/31/97       10/31/96     10/31/95(a)
                                                             --------------------------------------------------------
Net Asset Value, Beginning of Period . . . . . . . . .       $   11.06       $   9.60       $   8.43      $    8.34
                                                             ---------       --------       --------      ---------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income . . . . . . . . . . . . . . .            0.13           0.28           0.27           0.03
   Net realized and unrealized gain on
     investments . . . . . . . . . . . . . . . . . . .            1.43           1.60           1.16           0.06
                                                             ---------       --------       --------      ---------
        Total from investment operations . . . . . . .            1.56           1.88           1.43           0.09
                                                             ---------       --------       --------      ---------

   LESS DISTRIBUTIONS:
     Distributions from and in excess of net
       investment income . . . . . . . . . . . . . . .           (0.14)         (0.28)         (0.26)            --
     Distributions from net realized gain on
       investments . . . . . . . . . . . . . . . . . .           (0.68)         (0.14)            --             --
                                                             ---------       --------       --------      ---------
        Total distributions  . . . . . . . . . . . . .           (0.82)         (0.42)         (0.26)            --
                                                             ---------       --------       --------      ---------
Net increase in net asset value  . . . . . . . . . . .            0.74           1.46           1.17           0.09
                                                             ---------       --------       --------      ---------
Net Asset Value, End of Period . . . . . . . . . . . .       $   11.80       $  11.06       $   9.60      $    8.43
                                                             ---------       --------       --------      ---------
                                                             ---------       --------       --------      ---------

TOTAL RETURN(1). . . . . . . . . . . . . . . . . . . .           14.99%         20.10%         17.21%          1.08%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) . . . . . . . . .       $ 215,033       $187,993       $156,703      $ 152,820
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor(2). . .            1.10%          1.13%          1.17%          1.19%
   After reimbursement of expenses by Advisor(2) . . .            1.10%          1.07%(3)       1.00%          1.00%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor(2). . .            2.38%          2.70%          2.79%          2.56%
   After reimbursement of expenses by Advisor(2) . . .            2.38%          2.76%          2.96%          2.73%
Portfolio Turnover(1)  . . . . . . . . . . . . . . . .           24.84%         34.69%         34.29%          0.72%
Average Commission Rate Paid . . . . . . . . . . . . .       $  0.0510       $ 0.0576        $0.0596            N/R

-----------------------------------------------------
   (1)    Not annualized.
   (2)    Annualized.
   (3) The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on February 28, 1997.
   (a) Chicago Trust Balanced Fund (formerly the Chicago Trust Asset Allocation Fund) commenced investment operations on September 21, 1995.
N/R: Not required.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
FINANCIAL HIGHLIGHTS                                              APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                         MONTAG & CALDWELL BALANCED FUND
                                                             --------------------------------------------------------
                                                             SIX MONTHS
                                                                ENDED           YEAR           YEAR         PERIOD
                                                               04/30/98         ENDED          ENDED         ENDED
                                                             (UNAUDITED)      10/31/97       10/31/96     10/31/95(a)
                                                             --------------------------------------------------------
Net Asset Value, Beginning of Period . . . . . . . . .       $   16.01       $  14.29       $  12.12      $   10.00
                                                             ---------       --------       --------      ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income . . . . . . . . . . . . . .            0.13           0.25           0.27           0.26
     Net realized and unrealized gain on
       investments . . . . . . . . . . . . . . . . . .            1.94           2.93           2.17           2.09
                                                             ---------       --------       --------      ---------
          Total from investment operations . . . . . .            2.07           3.18           2.44           2.35
                                                             ---------       --------       --------      ---------

   LESS DISTRIBUTIONS:
     Distributions from and in excess of net
       investment income . . . . . . . . . . . . . . .           (0.13)         (0.25)         (0.27)         (0.23)
     Distributions from net realized gain on
       investments . . . . . . . . . . . . . . . . . .           (0.38)         (1.21)            --             --
                                                             ---------       --------       --------      ---------
          Total distributions  . . . . . . . . . . . .           (0.51)         (1.46)         (0.27)         (0.23)
                                                             ---------       --------       --------      ---------
Net increase in net asset value  . . . . . . . . . . .            1.56           1.72           2.17           2.12
                                                             ---------       --------       --------      ---------
Net Asset Value, End of Period . . . . . . . . . . . .       $   17.57       $  16.01       $  14.29      $   12.12
                                                             ---------       --------       --------      ---------
                                                             ---------       --------       --------      ---------

TOTAL RETURN(1). . . . . . . . . . . . . . . . . . . .          13.34%         24.26%         20.37%         23.75%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) . . . . . . . . .       $ 139,671       $ 82,719       $ 31,473      $  21,908
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor(2). . .           1.25%          1.33%          1.58%          2.50%
   After reimbursement of expenses by Advisor(2) . . .           1.25%          1.25%          1.25%          1.25%
Ratios of net investment income
   to average net assets:
   Before reimbursement of expenses by Advisor(2). . .           1.72%          1.70%          1.83%          1.38%
   After reimbursement of expenses by Advisor(2) . . .           1.72%          1.78%          2.16%          2.63%
Portfolio Turnover(1). . . . . . . . . . . . . . . . .          35.23%         28.13%         43.58%         27.33%
Average Commission Rate Paid . . . . . . . . . . . . .       $  0.0564       $ 0.0591       $ 0.0644            N/R

-----------------------------------------------------
   (1)    Not annualized.
   (2)    Annualized.
   (a) Montag & Caldwell Balanced Fund commenced investment operations on November 2, 1994.
N/R: Not required.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
FINANCIAL HIGHLIGHTS                                              APRIL 30, 1998
--------------------------------------------------------------------------------


                                                                                    CHICAGO TRUST BOND FUND
                                                                  ------------------------------------------------------------
                                                                  SIX MONTHS
                                                                     ENDED        YEAR       YEAR        YEAR        PERIOD
                                                                   04/30/98       ENDED      ENDED       ENDED        ENDED
                                                                  (UNAUDITED)   10/31/97   10/31/96    10/31/95    10/31/94(a)
                                                                  -----------   --------   --------    --------    -----------

Net Asset Value, Beginning of Period . . . . . . . . . . . .         $  10.13   $   9.89    $  9.94     $  9.21        $ 10.00
                                                                     --------   --------    -------     -------        -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income  . . . . . . . . . . . . . . . . .             0.31       0.61       0.60        0.60           0.50
    Net realized and unrealized gain (loss) on
     investments . . . . . . . . . . . . . . . . . . . . . .             0.01       0.23      (0.05)       0.73          (0.82)
                                                                     --------   --------    -------     -------        -------
      Total from investment operations . . . . . . . . . . .             0.32       0.84       0.55        1.33          (0.32)
                                                                     --------   --------    -------     -------        -------

  LESS DISTRIBUTIONS FROM AND IN EXCESS
   OF NET INVESTMENT INCOME  . . . . . . . . . . . . . . . .            (0.31)     (0.60)     (0.60)      (0.60)         (0.47)
                                                                     --------   --------    -------     -------        -------
      Total distributions  . . . . . . . . . . . . . . . . .            (0.31)     (0.60)     (0.60)      (0.60)         (0.47)
                                                                     --------   --------    -------     -------        -------
Net increase (decrease) in net asset value . . . . . . . . .             0.01       0.24      (0.05)       0.73          (0.79)
                                                                     --------   --------    -------     -------        -------
Net Asset Value, End of Period . . . . . . . . . . . . . . .         $  10.14   $  10.13    $  9.89     $  9.94        $  9.21
                                                                     --------   --------    -------     -------        -------

TOTAL RETURN(1). . . . . . . . . . . . . . . . . . . . . . .             3.23%      8.84%      5.76%      14.89%         (3.23)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) . . . . . . . . . . . .         $141,727   $120,532    $79,211     $70,490        $12,546
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor(2) . . . . . .             0.97%      1.02%      1.10%       1.54%          2.02%
  After reimbursement of expenses by Advisor(2). . . . . . .             0.80%      0.80%      0.80%       0.80%          0.80%
Ratios of net investment income to average net assets:
  Before reimbursement of expenses by Advisor(2) . . . . . .             5.82%      6.02%      5.89%       5.78%          4.83%
  After reimbursement of expenses by Advisor(2). . . . . . .             5.99%      6.24%      6.19%       6.52%          6.05%
Portfolio Turnover(1)  . . . . . . . . . . . . . . . . . . .            21.71%     17.76%     41.75%      68.24%         20.73%

---------------
 (1)  Not annualized.
 (2)  Annualized.
(a)   Chicago Trust Bond Fund commenced investment operations on December 13,
      1993.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
FINANCIAL HIGHLIGHTS                                              APRIL 30, 1998
--------------------------------------------------------------------------------


                                                                               CHICAGO TRUST MUNICIPAL BOND FUND
                                                                  ------------------------------------------------------------
                                                                  SIX MONTHS
                                                                     ENDED        YEAR       YEAR        YEAR        PERIOD
                                                                   04/30/98       ENDED      ENDED       ENDED        ENDED
                                                                  (UNAUDITED)   10/31/97   10/31/96    10/31/95    10/31/94(a)
                                                                  -----------   --------   --------    --------    -----------

Net Asset Value, Beginning of Period . . . . . . . . . . . .          $ 10.19    $ 10.06    $ 10.08     $  9.56        $ 10.00
                                                                      -------    -------    -------     -------        -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income  . . . . . . . . . . . . . . . . .             0.23       0.38       0.38        0.35           0.27
    Net realized and unrealized gain (loss) on
     investments . . . . . . . . . . . . . . . . . . . . . .            (0.06)      0.12      (0.02)       0.52          (0.46)
                                                                      -------    -------    -------     -------        -------
      Total from investment operations . . . . . . . . . . .             0.17       0.50       0.36        0.87          (0.19)
                                                                      -------    -------    -------     -------        -------

  LESS DISTRIBUTIONS FROM AND IN EXCESS
   OF NET INVESTMENT INCOME  . . . . . . . . . . . . . . . .            (0.21)     (0.37)     (0.38)      (0.35)         (0.25)
    Distributions from net realized gain on investments. . .               --         --         --          --             --
                                                                      -------    -------    -------     -------        -------
      Total distributions  . . . . . . . . . . . . . . . . .            (0.21)     (0.37)     (0.38)      (0.35)         (0.25)
                                                                      -------    -------    -------     -------        -------
Net increase (decrease) in net asset value . . . . . . . . .            (0.04)      0.13      (0.02)       0.52          (0.44)
                                                                      -------    -------    -------     -------        -------
Net Asset Value, End of Period . . . . . . . . . . . . . . .          $ 10.15    $ 10.19    $ 10.06     $ 10.08        $  9.56
                                                                      -------    -------    -------     -------        -------
                                                                      -------    -------    -------     -------        -------

TOTAL RETURN(1). . . . . . . . . . . . . . . . . . . . . . .             1.70%      5.13%      3.59%       9.29%         (1.92)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) . . . . . . . . . . . .          $12,867    $12,379    $11,186     $11,679        $10,462
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor(2) . . . . . .             1.47%      1.64%      1.53%       2.16%          2.09%
  After reimbursement of expenses by Advisor(2). . . . . . .             0.63%(3)   0.90%      0.90%       0.90%          0.90%
Ratios of net investment income to average net assets:
  Before reimbursement of expenses by Advisor(2) . . . . . .             3.27%      3.00%      3.11%       2.37%          1.90%
  After reimbursement of expenses by Advisor(2). . . . . . .             4.11%      3.74%      3.74%       3.63%          3.09%
Portfolio Turnover(1)  . . . . . . . . . . . . . . . . . . .            12.00%     16.19%     27.47%      42.81%         14.85%

---------------
 (1)  Not annualized.
 (2)  Annualized.
 (3) The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 0.90% to 0.10% on February 27, 1998.
(a) Chicago Trust Municipal Bond Fund commenced investment operations on December 13, 1993.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
FINANCIAL HIGHLIGHTS                                              APRIL 30, 1998
--------------------------------------------------------------------------------


                                                                                CHICAGO TRUST MONEY MARKET FUND
                                                                  ------------------------------------------------------------
                                                                  SIX MONTHS
                                                                     ENDED        YEAR       YEAR        YEAR        PERIOD
                                                                   04/30/98       ENDED      ENDED       ENDED        ENDED
                                                                  (UNAUDITED)   10/31/97   10/31/96    10/31/95    10/31/94(a)
                                                                  -----------   --------   --------    --------    -----------

Net Asset Value, Beginning of Period . . . . . . . . . . . .         $   1.00   $   1.00   $   1.00    $   1.00       $   1.00
                                                                     --------   --------   --------    --------       --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income  . . . . . . . . . . . . . . . . .             0.03       0.05       0.05        0.05           0.03
                                                                     --------   --------   --------    --------       --------

  LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME  . . . . . .            (0.03)     (0.05)     (0.05)      (0.05)         (0.03)
                                                                     --------   --------   --------    --------       --------
Net Asset Value, End of Period . . . . . . . . . . . . . . .         $   1.00   $   1.00   $   1.00    $   1.00       $   1.00
                                                                     --------   --------   --------    --------       --------
                                                                     --------   --------   --------    --------       --------

TOTAL RETURN(1). . . . . . . . . . . . . . . . . . . . . . .             2.59%      5.15%      5.14%       5.56%          3.20%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) . . . . . . . . . . . .         $240,671   $238,551   $226,536    $206,075       $122,929
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor(2) . . . . . .             0.53%      0.56%      0.59%       0.63%          0.64%
  After reimbursement of expenses by Advisor(2). . . . . . .             0.51%(4)   0.50%      0.50%       0.43%(3)       0.40%
Ratios of net investment income to average net assets:
  Before reimbursement of expenses by Advisor(2) . . . . . .             5.15%      5.00%      4.93%       5.24%          3.49%
  After reimbursement of expenses by Advisor(2). . . . . . .             5.17%      5.06%      5.02%       5.44%          3.73%

---------------
 (1)  Not annualized.
 (2)  Annualized.
 (3) The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 0.40% to 0.50% on July 12, 1995.
 (4) As of February 27, 1998, the Advisor is no longer waiving fees or reimbursing expenses.
(a) Chicago Trust Money Market Fund commenced investment operations on December 14, 1993.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                         APRIL 30, 1998
--------------------------------------------------------------------------------

NOTE (A) SIGNIFICANT ACCOUNTING POLICIES: The AlleghanyFunds (formerly
CT&T Funds) (the "Company") operate as a series company currently issuing eight series of shares of beneficial interest: Montag & Caldwell Growth Fund (the "Growth Fund"), Chicago Trust Growth & Income Fund (the "Growth & Income Fund"), Chicago Trust Talon Fund (the "Talon Fund"), Chicago Trust Balanced Fund (formerly Chicago Trust Asset Allocation Fund) (the "CT Balanced Fund"), Montag & Caldwell Balanced Fund (the "M&C Balanced Fund"), Chicago Trust Bond Fund (the "Bond Fund"), Chicago Trust Municipal Bond Fund (the "Municipal Bond Fund"), and Chicago Trust Money Market Fund (the "Money Market Fund") (each a "Fund" and collectively, the "Funds"). The Company constitutes an open-end management investment company which is registered under the Investment Company Act of 1940 as amended (the "Act"). The Company was organized as a Delaware business trust on September 10, 1993.

The Growth Fund seeks long-term capital appreciation consistent with investments primarily in a combination of equity, convertible, fixed income, and short-term securities. Capital appreciation is emphasized, and generation of income is secondary. Montag & Caldwell, Inc. is the Investment Advisor for the Fund, which commenced investment operations on November 2, 1994. Effective June 28, 1996, the Fund offered two classes of shares: Class I (Institutional) shares and Class N (Retail) shares.

The Growth & Income Fund seeks long-term total return through a combination of capital appreciation and current income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, preferred stocks, securities convertible into common stocks, and fixed income securities. The Chicago Trust Company ("Chicago Trust") is the Investment Advisor for the Fund, which commenced investment operations on December 13, 1993.

The Talon Fund seeks long-term total return through capital appreciation. The Fund invests primarily in stocks of companies with capitalization levels believed by Talon Asset Management, Inc. ("Talon") to have prospects for capital appreciation. The Fund, which commenced investment operations on September 19, 1994, may also invest in preferred stock and debt securities, including those which may be convertible into common stock. Chicago Trust is the Investment Advisor for the Fund with Talon as Sub-Investment Advisor.

The CT Balanced Fund seeks growth of capital with current income through asset allocation. The Fund seeks to achieve this objective by holding a varying combination of generally two or more of the following investment categories: common stocks (both dividend and non-dividend paying); preferred stocks; convertible preferred stocks; fixed income securities, including bonds and bonds convertible into common stocks; and short-term interest-bearing obligations. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on September 21, 1995.

The M&C Balanced Fund seeks long-term total return through investment primarily in a combination of equity, fixed income, and short-term securities. The allocation between asset classes may vary over time in accordance with the expected rates of return of each asset class; however, primary emphasis is placed upon selection of particular investments as opposed to allocation of assets. Montag & Caldwell, Inc. is the Investment Advisor for the Fund, which commenced investment operations on November 2, 1994.

The Bond Fund seeks high current income consistent with what Chicago Trust believes to be prudent risk of capital. The Fund primarily invests in a broad range of bonds and other fixed income securities (bonds and debentures) with an average weighted portfolio maturity between three and ten years. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on December 13, 1993.

The Municipal Bond Fund seeks a high level of current interest income exempt from Federal income taxes consistent with the conservation of capital. The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified portfolio of municipal debt obligations. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on December 13, 1993.

The Money Market Fund seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund seeks to achieve its objective by investing in short-term, high quality, U.S. dollar-denominated money market instruments. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on December 14, 1993.

ALLEGHANY FUNDS
NOTES TO FINANCIAL STATEMENTS - CONTINUED (UNAUDITED)             APRIL 30, 1998
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     (1) SECURITY VALUATION: For the Growth Fund, the Growth & Income Fund, the Talon Fund, the CT Balanced Fund and the M&C Balanced Fund, equity securities and index options traded on a national exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price at the close of the respective exchange. Securities for which there have been no sales on the valuation date are valued at the mean of the last reported bid and asked prices on their principal exchange. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. For the CT Balanced Fund, the M&C Balanced Fund, the Bond Fund, and the Municipal Bond Fund, fixed income securities, except short-term, are valued on the basis of prices provided by a pricing service when such prices are believed by the Advisor to reflect the fair market value of such securities. When fair market value quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees. For all Funds, short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market value. For the Money Market Fund, all securities are valued at amortized cost, which approximates market value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

     (2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be credit worthy by the Fund's Advisor, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

     (3) DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. A Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of a Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

     An option contract gives the buyer the right, but not the obligation to buy
     (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are used by a Fund to manage the portfolio's effective maturity and duration.

     Transactions in purchased options for the Chicago Trust Talon Fund for the six months ended April 30, 1998 were as follows:

                                                                            CONTRACTS       PREMIUM
                                                                            ---------      ---------
Outstanding at October 31, 1997 . . . . . . . . . . . . . . . . . . .              50      $(120,125)
Options purchased (Net) . . . . . . . . . . . . . . . . . . . . . . .              --             --
Options exercised or terminated in closing transactions (Net) . . . .             (50)       120,125
Options expired (Net) . . . . . . . . . . . . . . . . . . . . . . . .              --             --
                                                                            ---------      ---------
Outstanding at April 30, 1998 . . . . . . . . . . . . . . . . . . . .              --      $      --
                                                                            ---------      ---------

     (4) MORTGAGE BACKED SECURITIES: The CT Balanced Fund, the M&C Balanced Fund and the Bond Fund may invest in Mortgage Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies - Government National Mortgage Association (GNMA), Federal National Mortgage

ALLEGHANY FUNDS
NOTES TO FINANCIAL STATEMENTS - CONTINUED (UNAUDITED)             APRIL 30, 1998
--------------------------------------------------------------------------------

     Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). However, some securities may be issued by private, non-government corporations. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher.

     The CT Balanced Fund, the M&C Balanced Fund and the Bond Fund may also invest in Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICS). A CMO is a bond which is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. A Planned Amortization Class (PAC) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

     The CT Balanced Fund and the Bond Fund may utilize Interest Only (IO) securities to increase the diversification of the portfolio and manage risk. An Interest Only security is a class of MBS representing ownership in the cash flows of the interest payments made from a specified pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower.

     (5) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is determined using the first-in-first-out method.

     (6) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the losses amounted to $91,110 for the Municipal Bond Fund and $25,289 for the Bond Fund, which will expire October 31, 2003 and October 31, 2005, respectively.

     Net realized gains or losses may differ for financial and tax reporting purposes for the Talon Fund, the M&C Balanced Fund and the Growth Fund primarily as a result of losses from wash sales which are not recognized for tax purposes until the corresponding shares are sold and as a result of gains or losses recognized for tax purposes on the mark-to-market of open options transactions at October 31, 1997.

     (7) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareowners are recorded on the ex-dividend date.

     (8) ORGANIZATION COSTS: The Funds have reimbursed the Advisors for certain costs incurred in connection with the Funds' and the Company's organization. The costs are being amortized on a straight-line basis over five years commencing on December 13, 1993 for the Growth & Income Fund, Bond Fund and the Municipal Bond Fund; December 14, 1993 for the Money Market Fund; September 19, 1994 for the Talon Fund; November 2, 1994 for the Growth Fund and the M&C Balanced Fund; and September 21, 1995 for the CT Balanced Fund.

     (9) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE (B) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: With respect to the Growth Fund, the Growth & Income Fund, the Talon Fund, the CT Balanced Fund and the M&C Balanced Fund, dividends from net investment income are distributed quarterly and net realized gains from investment transactions, if any, are distributed to shareowners annually. The Bond Fund and the Municipal Bond Fund distribute their respective net investment income to shareowners monthly and capital gains, if any,

ALLEGHANY FUNDS
NOTES TO FINANCIAL STATEMENTS - CONTINUED (UNAUDITED)             APRIL 30, 1998
--------------------------------------------------------------------------------

are distributed annually. The Money Market Fund declares dividends daily from its net investment income. The Money Market Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareowners that have elected the reinvestment option. Differences in dividends per share between classes of the Growth Fund are due to different class expenses. In January 1998, the Funds provided tax information to shareowners for the 1997 calendar year.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book and tax basis differences. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTE (C) SHARES OF BENEFICIAL INTEREST: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. At April 30, 1998, Chicago Trust and its affiliates owned 2,500 shares of the Growth & Income Fund, 2,500 shares of the Bond Fund and 1,002,500 shares of the Municipal Bond Fund.

NOTE (D) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended April 30, 1998 were:

                              AGGREGATE        PROCEEDS FROM
                              PURCHASES           SALES
                           -------------       -------------
GROWTH FUND                $ 602,671,234       $ 215,263,985
GROWTH & INCOME FUND          94,607,485          71,845,502
TALON FUND                     9,872,486           7,289,690
CT BALANCED FUND              56,959,148          46,397,895
M&C BALANCED FUND             81,526,996          37,620,054
BOND FUND                     43,946,426          27,467,498
MUNICIPAL BOND FUND            1,932,888           1,472,537


NOTE (E) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: Under various Advisory Agreements with the Funds, each Advisor provides investment advisory services to the Funds. The Funds will pay advisory fees at the following annual percentage rates of the average daily net assets of each Fund:
0.80% on the first $800,000,000 of average daily net assets and 0.60% of average daily net assets over $800,000,000 (effective February 27, 1998) for the Growth Fund, 0.70% for the Growth & Income Fund, 0.80% for the Talon Fund, 0.70% for the CT Balanced Fund, 0.75% for the M&C Balanced Fund, 0.55% for the Bond Fund, 0.60% for the Municipal Bond Fund and 0.40% for the Money Market Fund. These fees are accrued daily and paid monthly. The Advisors have voluntarily undertaken to reimburse the Growth Fund (Institutional Class and Retail Class), the Growth & Income Fund, the Talon Fund, the CT Balanced Fund, the M&C Balanced Fund, the Bond Fund, and the Municipal Bond Fund for operating expenses which cause total expenses to exceed 0.98%, 1.30%, 1.10%, 1.30%, 1.10%, 1.25%, 0.80%, and 0.10%, respectively. Effective February 27, 1998, the expense reimbursement level for the Municipal Bond Fund changed from 0.90% to 0.10% and the Advisor for the Money Market Fund will no longer waive fees or reimburse expenses. Expense reimbursements may be terminated at the discretion of the Advisors. For the six months ended April 30, 1998, the Advisors reimbursed expenses of $22,595 for the Talon Fund, $116,618 for the Bond Fund, $52,819 for the Municipal Bond Fund and $24,451 for the Money Market Fund.

ALLEGHANY FUNDS
NOTES TO FINANCIAL STATEMENTS - CONTINUED (UNAUDITED)             APRIL 30, 1998
--------------------------------------------------------------------------------

Effective June 1, 1997, First Data Investor Services Group, Inc. ("Investor Services Group") replaced FPS Services, Inc. as sub-administrator of the Funds. Chicago Trust is the Funds' Administrator. For services provided as the Funds' Administrator, Chicago Trust receives the following fees, which are paid in total to Investor Services Group.

                     Administration Fees                                         Custody Liaison Fees
                     -------------------                                         --------------------
  Fee (% of Funds' Aggregate     Average Daily Net Assets             Annual Fee             Average Daily Net Assets
  --------------------------     ------------------------             ----------             ------------------------
       daily net assets)                                              (per Fund)                    (per Fund)
       -----------------                                              ----------                    ----------
             0.060                    up to $2 billion                   $10,000                  up to $100 million
             0.045               $2 billion to $3.5 billion              $15,000             $100 million to $500 million
             0.040                    over $3.5 billion                  $20,000                   over $500 million

Effective June 1, 1997, First Data Distributors, Inc. Replaced FPS Broker Services, Inc. as principal underwriter and distributor of the Funds' shares. Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Growth Fund Retail Class, the Growth & Income Fund, the Talon Fund, the CT Balanced Fund, the M&C Balanced Fund, the Bond Fund, and the Municipal Bond Fund have adopted a Plan of Distribution (the "Plan"). The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% (currently, Chicago Trust Municipal Bond Fund's Rule 12b-1 fee is reduced to 0.10%) of each participating Fund's average daily net assets. The Growth Fund Institutional Class and the Money Market Fund do not have distribution plans.

For the six months ended April 30, 1998, the class specific expenses of the Growth Fund were:


                                                                        CLASS N (RETAIL)  CLASS I (INSTITUTIONAL)
Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . .     $   136,242           $   9,232
Registration expenses . . . . . . . . . . . . . . . . . . . . . . . .         101,725              63,572
Legal fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14,023               7,391
Reports to shareowner expenses. . . . . . . . . . . . . . . . . . . .          17,182               9,908


Certain officers and Trustees of the Funds are also officers and directors of Chicago Trust. The Funds do not compensate its officers or affiliated Trustees. Effective January 1, 1998, the Company pays each unaffiliated Trustee $2,000 per Board of Trustees meeting attended and an annual retainer of $2,000.

                         This page left blank intentionally.

TRUSTEES
     Leonard F. Amari*
     Stuard D. Bilton, Chairman
     Dorothea C. Gilliam
     Gregory T. Mutz*
     Nathan Shapiro*
     *Unafilliated Trustee

ADVISORS
     The Chicago Trust Company
     171 North Clark Street
     Chicago, IL 60601-3294

     Montag & Caldwell, Inc.
     3343 Peachtree Road, NE, Suite 1100
     Atlanta, GA  30326-1022

SHAREOWNER
SERVICES
     First Data Investor Services Group, Inc.
     4400 Computer Drive
     Westborough, MA  01581

DISTRIBUTOR
     First Data Distributors, Inc.
     4400 Computer Drive
     Westborough, MA  01581




OFFICERS
     Kenneth C. Anderson, President
     David F. Seng, Senior Vice President
     Gerald F. Dillenburg, Vice President,
                  Secretary and Treasurer

CUSTODIAN
     Bankers Trust
     One Bankers Trust Place
     New York, NY  10001

LEGAL COUNSEL
     Sonnenschein Nath & Rosenthal
     8000 Sears Tower
     Chicago, IL  60606

AUDITOR
     KPMG Peat Marwick LLP
     303 East Wacker Drive
     Chicago, IL  60601


[LOGO]  ALLEGHANY FUNDS


Distributed by First Data Distributors, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, 7/1/98

This report is submitted for general information of the shareowners of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.





                                            PART C - OTHER INFORMATION
                                  Item 15.           Indemnification:


         Section 10.2 of the Registrant's Trust Instrument provides as follows:

                  10.2 Indemnification. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this
                  Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.


                           The Trust shall  indemnify  officers,  and shall have
                  the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.

         Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in that Act and is, therefore, enforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

         Section 10.3 of the Registrant's Trust Instrument, also provides for the indemnification of shareholders of the Registrant. Section 10.3 states as follows:

                  10.3 Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Series.

         In addition, Registrant currently has a trustees' and officers' liability policy covering certain types of errors and omissions.<

                                  Item 16.           Exhibits:



(1) Trust Instrument dated September 10, 1993--Incorporated herein by reference to Registration Statement No. 33-68666 filed via EDGAR on April 16, 1996.


               (2) Copies of existing By-Laws--Incorporated herein by reference to Exhibit No. (2) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.



                             (3)  Copies  of  any  voting  trust  agreement--Not
Applicable.







                  (4) Copies of the agreement of acquisition, reorganization, merger, liquidation, and any amendments to it - included as Appendix D to Part A of this Registration Statement.



          (5) Copies of all instruments defining the rights of holders of the securities--Not Applicable.



               (6) Copies of all investment advisory contracts:


     (a) Investment Advisory Agreements for CT&T Growth & Income Fund, CT&T Intermediate Fixed Income Fund, CT&T Intermediate Municipal Bond Fund, and CT&T Money Market Fund with Chicago Title and Trust Company, each dated November 30, 1993--Incorporated herein by reference to Exhibit No. (5)(a) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

         Investment Advisory Agreements for CT&T Talon Fund with Chicago Title and Trust Company, and Montag & Caldwell Growth Fund and Montag & Caldwell Balanced Fund with Montag & Caldwell, Inc., each dated August 27, 1994--Incorporated herein by reference to Exhibit No. (5)(a) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

         Investment Advisory Agreement for CT&T Balanced Fund (formerly known as "CT&T Asset Allocation Fund") with Chicago Title and Trust Company, dated March 15, 1995--Incorporated herein by reference to Exhibit No.
         (5)(a) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

         Amendments to Investment Advisory Agreements for each Series, each dated December 21, 1995, reflecting name changes of Series and Advisor--Incorporated herein by reference to Exhibit No. (5)(a) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

               Amendments to Investment Advisory Agreements for Montag & Caldwell Growth Fund and Montag & Caldwell Balanced Fund, each dated December 21, 1995--Incorporated herein by reference to Exhibit No. (5)(a) to Registration Statement No. 33-68666 filed via EDGAR on April 16, 1996.

         Form of Investment Advisory Agreement for Alleghany/Chicago Trust SmallCap Value Fund with Chicago Title and Trust Company, dated _________________, 1998 -- Incorporated herein by reference to Exhibit No. 5(a) to Registration Statement No. 33-68666 filed via EDGAR on November 10, 1998.

               Form of Investment Advisory Agreement for Alleghany/Veredus Aggressive Growth Fund with Veredus Asset Management LLC, dated __________________, 1998-- Incorporated herein by reference to Exhibit No. 5(a) to Registration Statement No. 33-68666 filed via EDGAR on November 10, 1998.

         Form of Investment Advisory Agreement for Alleghany/Blairlogie Emerging Markets Fund with Blairlogie Capital Management, dated
         _________________, 1998 -- filed herewith as Appendix IV to this Registration Statement.

         Form of Investment Advisory Agreement for Alleghany/Blairlogie International Developed Fund with Blairlogie Capital Management, dated _________________, 1998 -- filed herewith as Appendix IV to this Registration Statement.


     (b) Amended and Restated Sub-Investment Advisory Agreement for CT&T Talon Fund with Talon Asset Management, Inc., dated December 21, 1995--Incorporated herein by reference to Exhibit No. 5(b) to Registration Statement No. 33-68666 filed via EDGAR on February 27, 1997.



     (c) Amended and Restated Guaranty Agreement dated December 23, 1996, between Chicago Title and Trust Company and CT&T Funds--Incorporated herein by reference to Exhibit No. 5(c) to Registration Statement No. 33-68666 filed via EDGAR on February 27, 1998.



     (d) Investment Advisory Assignment dated October 30, 1995, between and among Chicago Title and Trust Company, The Chicago Trust Company, and CT&T Funds--Incorporated herein by reference to Exhibit No. (5)(d) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

     (e) Master Services Agreement dated October 30, 1995, between Chicago Title and Trust Company and certain of its subsidiaries--Incorporated herein by reference to Exhibit No. (5)(e) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

                             (7)  Copies of each  underwriting  or  distribution
contract:


     (a) Underwriting Agreement for all Funds with FPS Broker Services, Inc., dated November 30, 1993--Incorporated herein by reference to Exhibit No. (6)(a) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

               Amendment dated December 21, 1995 to Underwriting Agreement, reflecting name changes to certain Series--Incorporated herein by reference to Exhibit No. (6)(a) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

         Amendment  dated June 13, 1996 to  Underwriting  Agreement,  reflecting
         creation  of  multiple   class--Incorporated  herein  by  reference  to
         Registration Statement No. 33-68666 filed via EDGAR on April 16, 1996.

     (b) Underwriter Compensation Agreement for all Funds with FPS Broker Services, Inc., dated November 30, 1993--Incorporated herein by reference to Exhibit No. (6)(b) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

         Amendment dated December 21, 1995 to Underwriter Compensation Agreement, reflecting name changes to certain Series--Incorporated herein by reference to Exhibit No. (6)(a) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.



     (c) Distribution Agreement dated June 1, 1997 between CT&T Funds and First Data Distributors, Inc.--Incorporated herein by reference to Exhibit No. 6(c) to Registration Statement No. 33-68666 filed via EDGAR on February 27, 1998.



               Form of Amendment to Distribution Agreement between Alleghany Funds and First Data Distributors, Inc, dated ________________________, 1998-- Incorporated herein by reference to Exhibit No. 6(c) to Registration Statement No. 33-68666 filed via EDGAR on November 10, 1998.



            (8) Copies of all bonus, profit sharing, pension or other similar contracts--Not Applicable.



                                      (9) Copies of all custodian agreements:



     (a) Custodian Agreement between Bankers Trust Company and CT&T Funds, dated June 1, 1997--Incorporated herein by reference to Exhibit No. 8(a) to Registration Statement No. 33-68666 filed via EDGAR on February 27, 1998.

               Form of Amendment to Custodian Agreement between Alleghany Funds and Bankers Trust Company, dated ___________________________,
               1998-- Incorporated herein by reference to Exhibit No. 8(a) to Registration Statement No. 33-68666 filed via EDGAR on November 10, 1998.


     (b) Custody Administration and Agency Agreement for all CT&T Funds with FPS Services, Inc., with respect to UMB Bank, N.A., dated December 8, 1994--Incorporated herein by reference to Exhibit (8)(b) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

               Amendment dated December 21, 1995 to Custody Administration and Agency Agreement, reflecting name changes to certain Series--Incorporated herein by reference to Exhibit No. (8)(b) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

         Amendment dated June 13, 1996 to Custody Administration and Agency Agreement, reflecting creation of multiple class--Incorporated herein by reference to Registration Statement No. 33-68666 filed via EDGAR on April 16, 1996.

              (10) Copies of any plan or agreement entered into by Registrant pursuant to Rule 12b-1:


     (a) Distribution and Service Plan for all Funds except Chicago Trust Money Market Fund, with FPS Broker Services, Inc.--Incorporated herein by reference to Exhibit No. (15)(a) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

               Amendment to Distribution and Service Plan dated December 21, 1995, reflecting name changes to certain Series--Incorporated herein by reference to Exhibit No. (15)(a) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

     (b) Servicing Agreement for Distribution Assistance and Shareholder Administrative Support Services for all Funds except Money Market Fund, with FPS Broker Services, Inc.--Incorporated herein by reference to Exhibit No. (15)(b) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

         Amendment to Servicing Agreement for Distribution Assistance and Shareholder Administrative Support Services dated December 21, 1995, reflecting name changes to certain Series--Incorporated herein by reference to Exhibit No. (15)(b) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

         (c) Form of Amendment to Amended and Restated Distribution and Services Plan pursuant to Rule 12b-1 between Alleghany Funds and First Data Distributors, Inc., dated ___________________, 1998-- Incorporated herein by reference to Exhibit No. 15(c) to Registration Statement No. 33-68666 filed via EDGAR on November 10, 1998.



                                     (11) Consent of Counsel - Not Applicable.



                                      (12) Tax matters opnion and consent. *



               (13) Copies of all other material contracts not made in the ordinary course of business which are to be performed:


     (a) Transfer Agency and Services Agreement between CT&T Funds and First Data Investor Services Group, Inc., dated June 1, 1997--Incorporated herein by reference to Exhibit No. 9(a) to Registration Statement No. 33-68666 filed via EDGAR on February 27, 1998.



               Form of Amendment to Transfer Agency and Services Agreement between Alleghany Funds and First Data Investor Services Group, Inc., dated _________________________, 1998-- Incorporated herein by reference to Exhibit No. 9(a) to Registration Statement No. 33-68666 filed via EDGAR on November 10, 1998.


     (b) Administration Agreement between the Company and Chicago Title and Trust Company, dated June 15, 1995--Incorporated herein by reference to Exhibit No. (9)(b) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.


*To be filed by amendment

               Amendment dated December 21, 1995 to Administration Agreement, reflecting name changes of certain Series and the Administrator--Incorporated herein by reference to Exhibit No.
               (9)(b) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

         Amendment dated June 13, 1996 to Administration  Agreement,  reflecting
         creation  of  multiple   class--Incorporated  herein  by  reference  to
         Registration Statement No. 33-68666 filed via EDGAR on April 16, 1996.



               Form of Amendment to Administration Agreement between Alleghany Funds and Chicago Title and Trust Company, dated _____________________, 1998-- Incorporated herein by reference to Exhibit No. 9(b) to Registration Statement No. 33-68666 filed via EDGAR on November 10, 1998.

               (c) Sub-Administration Agreement between First Data Investor Services Group, Inc. and The Chicago Trust Company, dated June 1, 1997--Incorporated herein by reference to Exhibit No. 9(c) to Registration Statement No. 33-68666 filed via EDGAR on February 27, 1998.

               Form of Amendment to Sub-Administration Agreement with Alleghany Funds and First Data Investor Services Group, Inc., dated ____________________, 1998-- Incorporated herein by reference to Exhibit No. 9(c) to Registration Statement No. 33-68666 filed via EDGAR on November 10, 1998.




     (d) Accounting Services Agreement between CT&T Funds and FPS Services, Inc., dated November 30, 1993--Incorporated herein by reference to Exhibit No. (9)(c) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

         Amendment dated December 21, 1995 to Accounting Services Agreement, reflecting name changes to certain Series--Incorporated herein by reference to Exhibit No. (9)(c) to Registration Statement No. 33-68666 filed via EDGAR on February 22, 1996.

         Amendment dated June 13, 1996 to Accounting Services Agreement, reflecting creation of multiple class--Incorporated herein by Reference to Registration Statement No. 33-68666 filed via EDGAR on April 16, 1996.



               (14) Copies of any other opinions, appraisals or rulings*.


                     (15)   All   financial   statements   omitted   from   Item
14(a)(1)--Not Applicable.



                                    16) Additional Exhibits -- Not Applicable.

  (18)The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for
        reofferings                       by   persons   who   may   be   deemed
                                          underwriters,   in   addition  to  the
                                          information  called  for by the  other
                                          items of the applicable form.



               The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.1



                                                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Chicago, the State of Illinois on the 25th day of November, 1998.

                                 ALLEGHANY FUNDS


                                            By: /s/ KENNETH C. ANDERSON
                                            Kenneth C. Anderson, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement of Alleghany Funds has been signed below by the following person in his or her capacity and on the 25th day of November, 1998.

Signature                                                     Capacity

/s/ STUART D. BILTON                                          Chairman, Board of Trustees        11/25/98
Stuart D. Bilton


/s/ DOROTHEA C. GILLIAM                                       Trustee                            11/25/98
Dorothea C. Gilliam


/s/ NATHAN SHAPIRO                                            Trustee                            11/25/98
Nathan Shapiro


/s/ GREGORY T. MUTZ                                           Trustee                            11/25/98
Gregory T. Mutz


/s/ LEONARD F. AMARI                                          Trustee                            11/25/98
Leonard F. Amari


/s/ KENNETH C. ANDERSON                                       President                          11/25/98
Kenneth C. Anderson                                           (Principal Executive Officer)


/s/ GERALD F. DILLENBURG                                      Secretary, Treasurer and           11/25/98
Gerald F. Dillenburg                                          Vice President (Principal
                                                              Accounting and Financial
                                                              Officer)




                                                   EXHIBIT INDEX


                  EXHIBIT NO.                                 DESCRIPTION


                  12                          Tax Opinion*

                  14                          Opinions and Consents of Counsel*

                  17                          Financial Data Schedules



*To be filed by Amendement